                                                                    EXHIBIT 10.1



                                CREDIT AGREEMENT


                                      among


                              WILLBROS GROUP, INC.


                AND THE DESIGNATED SUBSIDIARIES FROM TIME TO TIME

                           as Borrowers and Guarantors


           THE FINANCIAL INSTITUTIONS NOW OR HEREAFTER PARTIES HERETO

                                    as Banks


                         CREDIT LYONNAIS NEW YORK BRANCH

            as Lead Arranger, Joint Book Runner, Administrative Agent

                                and Issuing Bank


                            CIBC WORLD MARKETS CORP.

                  as Joint Lead Arranger and Joint Book Runner


                                       And


                       CANADIAN IMPERIAL BANK OF COMMERCE

                              as Syndication Agent

                                  June 14, 2002
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                                TABLE OF CONTENTS

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
ARTICLE I  DEFINITIONS.......................................................................    1

1.1  Defined Terms...........................................................................    1

1.2  Other Definitional Provisions...........................................................   32


ARTICLE II  LOANS............................................................................   33

2.1  Loans...................................................................................   33

2.2  Loan Accounts and Notes.................................................................   35

2.3  Procedure for Borrowing.................................................................   35

2.4  Conversion and Continuation Elections...................................................   37

2.5  Optional Prepayments of Loans...........................................................   38

2.6  Mandatory Prepayments of Loans..........................................................   39

2.7  Repayment of Loans......................................................................   40

2.8  Interest................................................................................   40

2.9  Affiliates; Lending Offices.............................................................   41


ARTICLE III  LETTERS OF CREDIT...............................................................   41

3.1  Issuance of Letters of Credit...........................................................   41

3.2  Use of Letters of Credit................................................................   42

3.3  Issuance Procedures.....................................................................   42

3.4  Drawings and Reimbursements.............................................................   44

3.5  Cash Collateralization..................................................................   46

3.6  Role of the Issuing Bank................................................................   46

3.7  Obligation to Reimburse for, or Participate in, Letters of Credit.......................   47

3.8  Indemnification by the Banks............................................................   48

3.9  Special Provisions Relating to Commercial LCs...........................................   48

3.10  Additional Costs in Respect of Letters of Credit.......................................   49

3.11  Change of Status of Letter of Credit and Indemnity.....................................   49


ARTICLE IV  AVAILABILITY AND COLLATERAL SECURITY.............................................   50

4.1  Determination of Gross Borrowing Base; Borrowing Base Components........................   50
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4.2  Borrowing Base Reporting................................................................   51

4.3  Audits of Collateral....................................................................   52

4.4  Net Borrowing Base......................................................................   53

4.5  Elections to Participate and Elections to Terminate.....................................   53

4.6  Voluntary Termination or Reduction of Commitments.......................................   53

4.7  Mandatory Reduction of Total Commitment.................................................   54

4.8  Optional Increase of Total Commitment...................................................   54

4.9  Collateral Security and Post-Closing Items..............................................   55

4.10  Synthetic Lease........................................................................   55


ARTICLE V  FEES; PAYMENTS; TAXES; CHANGES IN CIRCUMSTANCES...................................   56

5.1  Commitment Fees.........................................................................   56

5.2  Agent's Fee.............................................................................   56

5.3  Letter of Credit Fees...................................................................   56

5.4  Computation of Fees and Interest........................................................   57

5.5  Payments by the Borrowers...............................................................   58

5.6  Payments by the Banks to the Agent......................................................   59

5.7  Default Interest........................................................................   59

5.8  Taxes...................................................................................   60

5.9  Sharing of Payments, Etc................................................................   64

5.10  Illegality.............................................................................   64

5.11  Increased Costs and Reduction of Return................................................   65

5.12  Funding Losses.........................................................................   66

5.13  Eurodollar Rate Protection.............................................................   67

5.14  Certificates of Banks..................................................................   67

5.15  Certain Notices Irrevocable............................................................   67

5.16  Subordination of Intercompany Debt.....................................................   68


ARTICLE VI  REPRESENTATIONS AND WARRANTIES...................................................   71

6.1  Corporate Existence and Power...........................................................   71

6.2  Corporate Authorization; No Contravention...............................................   72

6.3  Governmental Authorization..............................................................   72
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
6.4  Binding Effect..........................................................................   72

6.5  Litigation..............................................................................   72

6.6  No Default..............................................................................   73

6.7  ERISA Compliance........................................................................   73

6.8  Use of Proceeds; Margin Regulations.....................................................   74

6.9  Title to Properties.....................................................................   75

6.10  Taxes..................................................................................   75

6.11  Financial Condition....................................................................   75

6.12  Environmental Matters..................................................................   76

6.13  Security Documents.....................................................................   77

6.14  No Regulation Limiting Debt............................................................   77

6.15  Full Disclosure........................................................................   77

6.16  No Burdensome Restrictions.............................................................   77

6.17  Solvency...............................................................................   77

6.18  Labor Relations........................................................................   78

6.19  Copyrights, Patents, Trademarks and Licenses, Patents, etc.............................   78

6.20  Subsidiaries...........................................................................   78

6.21  Acceptable Bank Accounts and Lock Box Arrangements.....................................   78

6.22  Insurance..............................................................................   78

6.23  Chief Executive Offices and Places of Business.........................................   79


ARTICLE VII  CONDITIONS PRECEDENT............................................................   79

7.1  Conditions Precedent to Initial Loans or Letter of Credit...............................   79

7.2  Conditions Precedent to all Extensions of Credit........................................   82

7.3  Conditions Precedent to Participation by a Designated Subsidiary........................   83

7.4  Confirmation of Conditions Precedent and Availability...................................   84


ARTICLE VIII  AFFIRMATIVE COVENANTS..........................................................   85

8.1  Financial Statements....................................................................   85

8.2  Certificates; Other Information.........................................................   86

8.3  Preservation of Existence...............................................................   87

8.4  Maintenance of Property.................................................................   87

8.5  Insurance...............................................................................   88
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8.6  Payment of Obligations..................................................................   88

8.7  Compliance with Laws....................................................................   89

8.8  Inspection of Property and Books and Records............................................   89

8.9  Environmental Laws......................................................................   89

8.10  Notices................................................................................   90

8.11  Use of Proceeds........................................................................   91

8.12  Further Assurances.....................................................................   91

8.13  Certain Obligations Respecting Certain New Subsidiaries................................   92

8.14  New Material Subsidiaries..............................................................   92

8.15  Change of Offices......................................................................   93

8.16  Obligors...............................................................................   93

8.17  Performance of Contracts...............................................................   93


ARTICLE IX  NEGATIVE COVENANTS...............................................................   94

9.1  Limitation on Liens.....................................................................   94

9.2  Mergers and Consolidations; Dispositions of Assets......................................   95

9.3  Acquisitions and Investments............................................................   98

9.4  Limitation on Indebtedness..............................................................   99

9.5  Transactions with Affiliates............................................................  100

9.6  Contingent Obligations..................................................................  100

9.7  Compliance with ERISA...................................................................  100

9.8  Use of Proceeds.........................................................................  101

9.9  Lease Obligations.......................................................................  101

9.10  Restricted Payments....................................................................  102

9.11  Financial Indebtedness.................................................................  102

9.12  Consolidated Tangible Net Worth........................................................  103

9.13  Fixed Charge Coverage Ratio............................................................  103

9.14  Change in Business.....................................................................  103

9.15  Change in Structure....................................................................  103

9.16  Accounting Changes.....................................................................  103

9.17  Other Contracts........................................................................  103

9.18  Covenants in Other Agreements..........................................................  103

9.19  Prepayments, Redemptions, Etc..........................................................  104


                                       4
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
ARTICLE X  EVENTS OF DEFAULT.................................................................  104

10.1  Events of Default......................................................................  104

10.2  Remedies...............................................................................  108

10.3  Cash Collateral Account................................................................  109

10.4  Preservation of Security for Contingent Obligations....................................  109

10.5  Rights Not Exclusive...................................................................  110


ARTICLE XI  GUARANTY.........................................................................  110

11.1  Definitions............................................................................  110

11.2  Guaranty...............................................................................  111

11.3  Application............................................................................  112

11.4  Notification...........................................................................  112

11.5  Amendments, etc. with respect to the Obligations.......................................  113

11.6  No Release.............................................................................  114

11.7  Waivers................................................................................  115

11.8  Guaranty of Payment and Not of Collection..............................................  115

11.9  Obligations Joint and Several with Other Guaranties....................................  116

11.10  Reinstatement.........................................................................  116

11.11  Representations and Warranties........................................................  116

11.12  Joinder of Additional Subsidiaries....................................................  117

11.13  Acknowledgement.......................................................................  117

11.14  Primary Obligations...................................................................  117

11.15  Effect of Stay........................................................................  117

11.16  Waiver of Diligence, Etc..............................................................  117

11.17  Subrogation...........................................................................  118

11.18  Administrative Matters................................................................  118

11.19  Survival; Persons Bound...............................................................  119

11.20  Indemnification.......................................................................  119

11.21  Intent of the Parties.................................................................  119


ARTICLE 12  AGENCY PROVISIONS................................................................  120

12.1  Appointment and Authorization of Agent.................................................  120
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
12.2  Delegation of Duties of Agent..........................................................  120

12.3  Liability of Agent.....................................................................  120

12.4  Reliance by Agent......................................................................  121

12.5  Notice of Default......................................................................  121

12.6  Credit Decision........................................................................  122

12.7  INDEMNIFICATION BY BANKS...............................................................  122

12.8  Individual Capacity....................................................................  123

12.9  Successor Agent........................................................................  124

12.10  Collateral Matters....................................................................  124


ARTICLE 13  MISCELLANEOUS....................................................................  125

13.1  Amendments and Waivers.................................................................  125

13.2  Notices................................................................................  126

13.3  No Waiver; Cumulative Remedies.........................................................  126

13.4  Costs and Expenses.....................................................................  126

13.5  Indemnity..............................................................................  127

13.6  Successors and Assigns.................................................................  128

13.7  Assignments, Participations, Etc.......................................................  128

13.8  Confidentiality........................................................................  130

13.9  Set-off................................................................................  131

13.10  Limitation of Interest................................................................  131

13.11  Notification of Addresses, Lending Offices, Etc.......................................  132

13.12  Counterparts..........................................................................  132

13.13  Severability..........................................................................  132

13.14  Governing Law and Jurisdiction; Waivers and Releases..................................  132

13.15  Construction..........................................................................  135

13.16  ENTIRE AGREEMENT......................................................................  135

13.17  Conflict with Security Documents......................................................  135

13.18  Termination...........................................................................  135

13.19  Currency Conversion...................................................................  136

13.20  No Obligations........................................................................  136

ANNEXES (*)

A     Commitments
B     Notice Information for Company
C     Notice Information for Agent and Banks
D     Pricing Schedule

EXHIBITS

Exhibit A-1    Form of Revolving Note
Exhibit A-2    Form of Swingline Note
Exhibit B-1    Notice of Revolving Borrowing
Exhibit B-2    Notice of Swingline Borrowing
Exhibit C      Form of Notice of Conversion/Continuation
Exhibit D      Form of Election to Participate
Exhibit E      Form of Election to Terminate
Exhibit F      Form of Borrowing Base Certificate (*)
Exhibit G-1    Form of Application (Standby LC) (*)
Exhibit G-2    Form of Application (Commercial LC) (*)
Exhibit H      Form of Account Control Agreement
Exhibit I      Form of Master Pledge Agreement
Exhibit J      Form of Musketeer Pledge Agreement
Exhibit K-1    Form of Panama Ship Mortgage
Exhibit K-2    Form of St. Vincent and the Grenadines Ship Mortgage
Exhibit L      Form of Security Agreement
Exhibit M      Financial Condition Certificate (*)
Exhibit N      Form of Assignment and Assumption Agreement
Exhibit O      Form of New Bank Agreement
Exhibit P      Form of Commitment Increase Agreement
Exhibit Q-1    Form of Swingline Restriction Notice
Exhibit Q-2    Form of Termination of Swingline Restriction Notice

SCHEDULES (*)

Schedule 1.1(A)     Designated Customers
Schedule 1.1(B)     Foreign Collateral Documents
Schedule 1.1(C)     Specified Customers
Schedule 1.1(D)     Material Joint Ventures
Schedule 4.9        Post-Closing Items
Schedule 6.5        Litigation and Claims
Schedule 6.7        ERISA
Schedule 6.10       Contested Taxes
Schedule 6.12       Environmental Matters
Schedule 6.19       Copyrights, Patents, Trademarks, Licenses, etc.
Schedule 6.20(a)    Subsidiaries
Schedule 6.20(b)    Material Equity Investments
Schedule 9.1        Existing Liens
Schedule 9.4        Indebtedness
Schedule 9.6        Contingent Obligations

--------------------------------------------------------------------------------

(*) OMITTED. The Registrant agrees to furnish supplementally a copy of any such Annexes, Exhibits or Schedules to the Securities and Exchange Commission upon its request.

                                CREDIT AGREEMENT

         This Credit Agreement dated as of June 14, 2002, is entered into by and among Willbros Group, Inc., a Republic of Panama corporation (herein referred to as either "WGI" or the "Company"); the Designated Subsidiaries (as defined herein) from time to time (WGI and such Designated Subsidiaries collectively, the "Obligors" and individually, an "Obligor"); the several financial institutions from time to time parties to this Agreement (collectively, the "Banks" and individually, a "Bank"); Credit Lyonnais New York Branch, as a Bank, as Issuing Bank (as defined herein), as administrative agent for the Banks (in such capacity, the "Agent"), and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner, and Canadian Imperial Bank of Commerce, as Syndication Agent.

         The Banks have agreed to make available to the Borrowers (as defined herein) a revolving credit facility for loans and letters of credit upon the terms and conditions set forth in this Agreement and the other Credit Documents (as defined herein).

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereto (the "Parties") hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms as used in the Credit Documents shall have the following meanings:

         "Acceptable Bank Account" means a Bank Account that (i) is maintained by a depositary bank which is a Bank or which has the qualifications set forth in the definition of "Eligible Assignee" (or, if not maintained by a Bank or other depositary bank having such qualifications, such Bank Account is a deposit account and the balances in such Bank Account would at no time exceed U.S. $100,000 or the Dollar Equivalent thereof) and (ii) is subject to an Acceptable Security Interest.

         "Acceptable Credit Support" means a standby letter of credit payable in an OECD Currency for the benefit of an Obligor to guarantee payment of a Receivable due to such Obligor, which letter of credit is issued or confirmed by a Bank or other issuing bank in an OECD country with a credit rating of at least "A-" and for which an Acceptable Security Interest exists on all letter of credit rights associated with such letter of credit.

         "Acceptable Security Interest" in any property means:

         (a) in the case of property other than Excepted Collateral (as defined below), a Lien which (i) exists in favor of the Agent for the benefit of the Secured Parties; (ii) is a first priority Lien superior to all other Liens (other than Permitted Liens); (iii) secures the Secured Obligations; (iv) is perfected and enforceable against all Persons in preference to any rights (other than Permitted Liens) of any Person therein; and (v) is in full force and effect; and

         (b) in the case of property that is Excepted Collateral, a Lien created pursuant to the Security Documents under the laws of the State of New York, which Lien (i) exists in favor of the Agent for the benefit of the Secured Parties; (ii) secures the Secured Obligations; (iii) is in full force and effect; and (iv) is perfected pursuant to the Uniform Commercial Codes of the State of New York and of the District of Columbia by a financing statement which has been filed in the District of Columbia.

For purposes of this definition, "Excepted Collateral" means, as determined by the Agent in its reasonable discretion, Collateral (i) for which a Lien cannot be timely "perfected" under applicable law other than by filing a financing statement in the District of Columbia or (ii) for which the costs of perfecting a Lien under applicable law are disproportionately high compared to the value of such Collateral for purposes of this Agreement, or (iii) otherwise specifically designated as Excepted Collateral by the Agent for whatever reason.

         "Account Bank" means any bank or financial institution that maintains a Bank Account.

         "Account Control Agreement" means any agreement executed by an Account Bank in the form of Exhibit H or otherwise in form and substance satisfactory to the Agent pursuant to which such Account Bank acknowledges the Lien of the Agent over the Bank Accounts or lockbox arrangements of the Obligors maintained with or by such Account Bank and agree to the Agent's control thereof for purposes of creating an Acceptable Security Interest in such Bank Accounts or lockbox arrangements.

         "Adjusted EBITDA" means, as of any date of determination, the sum of earnings before interest, taxes, depreciation and amortization, calculated in accordance with GAAP as of the end of the preceding fiscal quarter of the Company for the trailing three fiscal quarters of the Company, net of foreign cash taxes paid, and annualized. Non-cash charges (other than charges for depreciation and amortization) shall be excluded in determining Adjusted EBITDA.

         "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Any director, executive officer or beneficial owner of five percent (5%) or more of the equity of a Person shall, for the purposes of this Agreement, be deemed to control the other Person. Notwithstanding the foregoing, under no circumstances shall the Agent or any Bank be deemed to be an Affiliate of any of the Obligors or any Subsidiary of the Company.

         "Agent" means CLNY in its capacity as administrative agent for the Banks under the Credit Documents, and any successor agent.

         "Aggregate Exposure" means the sum of (i) the principal amount of outstanding Loans plus (ii) the aggregate outstanding Letter of Credit Obligations; provided that for purposes of determining Aggregate Exposure on any date that Letters of Credit denominated in any Alternative Currency are outstanding, the provisions of Section 3.2(d) shall apply and the Aggregate Exposure attributable to such Letters of Credit shall be the Dollar Equivalent of such exposure in the applicable Alternative Currency.

         "Agreement" means this Credit Agreement, as it may be amended from time to time in accordance with its terms.

         "Alternative Currency" means any currency other than Dollars which is freely transferable into Dollars and otherwise acceptable to the Issuing Bank.

         "Applicable Margin" means, with respect to interest and fees described in the Pricing Schedule (i) on any day when no Event of Default has occurred and is continuing, the per annum percentage, expressed in basis points, set forth for such interest and fees in the Pricing Schedule determined by the Ratio of Consolidated Debt to Adjusted EBITDA on such date, and (ii) on any day when an Event of Default has occurred and is continuing, the "Applicable Margin" determined pursuant to clause (i) above from the Pricing Schedule for the applicable interest or fees, plus two hundred (200) basis points per annum. The Applicable Margin shall be adjusted on the date required by Section 8.1 for the delivery of each of the Company's financial statements.

         "Asset Sale" means the sale, lease, transfer or other disposition for value of any Collateral, whether voluntary or involuntary, by the Company or any of its Subsidiaries to any Person other than an Obligor; provided however that any Excluded Asset Sale shall not be an Asset Sale for purposes of this Agreement. For purposes of this definition, the term "Excluded Asset Sale" means any sale, transfer or other disposition of Collateral where the Net Cash Proceeds of such sale, transfer or other disposition exceed $500,000 or the Dollar Equivalent thereof.

         "Assignee" has the meaning specified in Section 13.7.

         "Assignment and Assumption" has the meaning specified in Section 13.7.

         "Bank" has the meaning specified in the introduction to this Agreement and shall include the Issuing Bank.

         "Bank Account" means any bank account or other lock box arrangement into which any accounts receivable of an Obligor are paid, including the accounts described in the Bank Account Side Letter.

         "Bank Account Side Letter" means the letter dated as of June 14, 2002 from WGI to the Agent.

         "Base Rate" means, for any day, a rate per annum equal to the higher of
(a) the Prime Rate for such day and (b) the sum of 1/2 of 1% plus the Federal Funds Rate for such day. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient bids or publications in accordance with the terms hereof, the Base Rate shall be the Prime Rate until the circumstances giving rise to such inability no longer exist.

         "Base Rate Loan" means a Loan that bears interest at a rate based on the Base Rate.

         "Borrower" means each Obligor for whose account the Company requests a Borrowing of Loans or the issuance of a Letter of Credit under Articles II and III hereof.

         "Borrowing" means a Revolving Borrowing or the making of a Swingline Loan.

         "Borrowing Base Certificate" means a certificate in the form of Exhibit F attached hereto.

         "Borrowing Base Components" has the meaning set forth in Section 4.1.

         "Borrowing Base Exposure" means:

                  (a) as of any date of determination thereof when the Net Borrowing Base is calculated as set forth in clause (i) of paragraph (a) of the term "Net Borrowing Base", the sum of (i) 100% of the aggregate principal amount of Loans and Reimbursement Obligations outstanding on such date, plus (ii) 100% of the aggregate amount of contingent liability associated with Financial SBLCs, plus (iii) 75% of the aggregate amount of contingent liability associated with Performance SBLCs and Commercial LCs; and

                  (b) as of any date of determination thereof when the Net Borrowing Base is calculated as set forth in clause (ii) of paragraph (a) of the term "Net Borrowing Base", the sum of (i) 100% of the aggregate principal amount of Loans and Reimbursement Obligations outstanding on such date, plus (ii) 100% of the aggregate amount of contingent liability associated with Financial SBLCs, plus (iii) 100% of the aggregate amount of contingent liability associated with Performance SBLCs and Commercial LCs;

provided that for purposes of determining Borrowing Base Exposure on any date that Letters of Credit denominated in any Alternate Currency are outstanding, the provisions of Section 3.2(d) shall apply and the Borrowing Base Exposure attributable to such Letters of Credit shall be the Dollar Equivalent of such exposure in the applicable Alternate Currency.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorized or required by law to close or, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or an Interest Period for, a Eurodollar Rate Loan or a notice with respect to any such borrowing, payment, prepayment or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank Dollar market.

         "CAMSA" means Constructora CAMSA, C.A., a Venezuelan corporation which is an indirect wholly-owned Subsidiary of WII and a direct wholly-owned Subsidiary of Inversiones.

         "Canadian Imperial" means Canadian Imperial Bank of Commerce.

         "Capital Lease Obligations" means all monetary obligations of the Company or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.

         "Cash Collateral Account" has the meaning specified in the Security Agreement.

         "Cash Equivalents" means (i) investments in direct obligations of the United States of America or any agency thereof, (ii) investments in certificates of deposit of maturities less than one year issued by, or time deposits with, Southwest Bank of Texas, N.A., Bank of Texas, N.A., or commercial banks in the United States having capital and surplus in excess of $500,000,000, (iii) investments in commercial paper of maturities less than one year rated A1 or P1 by Standard & Poor's Corporation or Moody's Investors Service, Inc., respectively, or any equivalent rating from any other rating agency satisfactory to the Agent, (iv) investments in securities purchased by the Company under repurchase obligations pursuant to which arrangements are made with selling financial institutions (being a financial institution with a rating of A1 or P1 by Standard & Poor's Corporation or Moody's Investors Service, Inc., respectively) for such financial institutions to repurchase such securities within 30 days from the date of purchase by the Company, and other similar short-term investments made in connection with the Company's cash management practices, and (v) investments in institutional money market mutual funds that abide by the criteria set forth by rule 2a-7 of the Investment Company Act of 1940, as amended.

         "Change of Control" means any of (a) the acquisition by any Person or two or more Persons acting as a group of beneficial ownership of 30% or more of the outstanding shares of voting stock of the Company or (b) a majority of the members of the board of directors of the Company on any date shall not have been members of the board of directors of the Company as of the end of the most recent fiscal year of the Company, beginning with the fiscal year ended December 31, 2001.

         "Class A Property, Plant and Equipment and Spare Parts" means the net book value of Property, Plant and Equipment and Spare Parts of an Obligor as reflected on the balance sheet of such Obligor prepared in accordance with GAAP, consistently applied, to the extent such Property, Plant and Equipment and Spare Parts is either (i) located in an OECD country and on which the Agent has an Acceptable Security Interest, or (ii) covered by a valid and enforceable Ship Mortgage in favor of the Agent and located either in international waters or in the coastal waters of an OECD country or other country which does not by law or applicable treaty prohibit the enforcement of such Ship Mortgage in accordance with its terms, for the period up to the next determination of the Net Borrowing Base.

         "Class B Property, Plant and Equipment and Spare Parts" means the net book value of Property, Plant and Equipment and Spare Parts of an Obligor as reflected on the balance sheet of such Obligor prepared in accordance with GAAP, consistently applied, which Property, Plant and Equipment and Spare Parts do not qualify as Class A Property, Plant and Equipment and Spare Parts, but which are covered by Acceptable PRI Insurance (as defined below), naming the Agent as loss payee; provided that no such Property, Plant and Equipment and Spare Parts will be included as Class B Property, Plant and Equipment and Spare Parts to the extent more than 40% of what would otherwise qualify as Class B Property, Plant and Equipment and Spare Parts is located in a single country. "Acceptable PRI Insurance" means political risk insurance (i) issued by an insurer reasonably acceptable to the Agent, (ii) covering tangible property of each Obligor which is located in a country which is not an OECD country for an insured amount at least equal to the net book value of such property (as such net book value is reflected on the balance sheet of such Obligor prepared in accordance with GAAP, consistently applied), and (iii) specifically protecting, if a covered political risk event should occur, the insured value of such property, and otherwise including terms reasonably acceptable to the Agent.

         "CLNY" means Credit Lyonnais New York Branch.

         "Closing Date" means the date on which the initial Letters of Credit are issued hereunder.

         "Code" means the United States Internal Revenue Code of 1986, as amended, or any successor statute, and the rules, regulations and interpretations promulgated thereunder by the Internal Revenue Service (or any entity succeeding to all or any part of its functions).

         "Collateral" means all personal property and proceeds described in the Security Documents as securing the Obligations.

         "Commercial LC" means a documentary letter of credit issued by the Issuing Bank hereunder which is drawable upon presentation of documents evidencing the sale or shipment of goods, the provision of services, or both, purchased by any Obligor in the ordinary course of its business.

         "Commitment" means, as to any Bank, the amount set forth on Annex A beside the name of such Bank, or if such Bank has entered into a Commitment Increase Agreement or a New Bank Agreement or an Assignment and Assumption, the amount set forth therein as such Bank's "Commitment" for purposes of this Agreement, as such amount may be reduced from time to time pursuant to the terms of this Agreement.

         "Commitment Increase Agreement" means any agreement in substantially the form of Exhibit P duly completed and executed and delivered by a Bank in connection with an increase of the Total Commitment pursuant to Section 4.8.

         "Consolidated Debt" means (i) Financial Indebtedness plus (ii) all contingent obligations in respect of outstanding Letters of Credit, performance letters of credit, third party performance guarantees, and performance surety bonds issued for the account of the Company or any of its Subsidiaries.

         "Consolidated Interest Expense" means, with respect to any Person for any period, the sum, without duplication, of (a) the consolidated interest expense of such Person and its consolidated Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations but excluding amortization of debt issuance costs) and (b) the consolidated interest expense of such Person and its consolidated Subsidiaries that was capitalized during such period, in each case determined on a consolidated basis in accordance with GAAP.

         "Consolidated Tangible Net Worth" means, at any time, the consolidated gross book value of the assets of the Company and its Subsidiaries (exclusive of goodwill, patents, trademarks, tradenames, organization expense, treasury stock, unamortized debt discount and expense, deferred charges and other like intangibles) less (a) consolidated reserves applicable thereto and (b) all consolidated liabilities including accrued and deferred income taxes, all as determined in accordance with GAAP, as reported in the financial statements most recently provided pursuant to Section 8.1(a) or (c).

         "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of or guarantee by that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or cash flow or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or
(d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

         "Contract Cost and Recognized Income Not Yet Billed" means the contract cost and recognized income not yet billed of any Obligor in the ordinary course of business and as reflected on the balance sheet of such Obligor prepared in accordance with GAAP, consistently applied, and for which the Agent for the benefit of the Banks has an Acceptable Security Interest on all related contract rights of such Obligor. Contract Cost and Recognized Income Not Yet Billed shall not include any contract cost and recognized income that arises out of any Excluded Contract.

         "Contractual Obligations" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

         "Controlled Group" means the Company and all Persons (whether or not incorporated) under common control or treated as a single employer with the Company or any of its Subsidiaries pursuant to Section 414(b), (c), (m) or (o) of the Code.

         "Conversion Date" means any date on which the Company elects to convert a Base Rate Loan to a Eurodollar Rate Loan or a Eurodollar Loan to a Base Rate Loan.

         "Credit Documents" means this Agreement, the Notes, the Security Documents, the financing statements, each LC Application, each Letter of Credit, each Election to Participate, each Notice of Borrowing, and all documents, instruments, agreements, certificates and notices at any time executed and/or delivered to the Agent or any Bank in connection therewith.

         "Customer" means (a) with respect to any Receivable, the account debtor obligated on such Receivable, (b) with respect to any Revenue Accrual, the contract party under the contract or order giving rise to such Revenue Accrual,
(c) with respect to any Contract Cost and Recognized Income Not Yet Billed, the contract party under the contract or order giving rise to such Contract Cost and Recognized Income Not Yet Billed, and (d) with respect to any JV Interest, the contract party under the contract the respective Material Joint Venture has entered to provide goods and services. The term Customer shall not include any Affiliate of the Company.

         "Default" means any of the events specified in Article X, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

         "Default Rate " means, for any day, the Base Rate plus the Applicable Margin for Base Rate Loans on such day, plus two percent (2%).

         "Designated Currency" means Euros and any OECD Currency.

         "Designated Customer" means a Customer listed on Schedule 1.1(A), as such Schedule may be modified from time to time with the approval of the Company and the Required Banks.

         "Designated Subsidiary" means each Subsidiary of the Company which has executed this Agreement or an Election to Participate (which Election to Participate has been delivered to the Agent) and as to which an Election to Terminate shall not have been delivered to the Agent and become effective.

         "Dollar Equivalent" means, with respect to any currency amount other than Dollars as of any date of determination thereof, the amount of Dollars obtained by converting the amount of the currency involved in such computation into Dollars at the spot rate at which such currency is offered for sale by the Agent against delivery of Dollars to the Agent at approximately 11:00 a.m. on such date. If for any reason the Dollar Equivalent cannot be calculated as provided in the immediately preceding sentence, the Agent shall calculate the Dollar Equivalent on such basis as it deems fair and equitable.

         "Dollars" and "$" means lawful money of the United States of America.

         "Domestic Lending Office" means, with respect to each Bank, the office of the Bank designated as such on Annex C or in the most recent Assignment and Assumption executed by such Bank or such other office of the Bank as it may from time to time specify to the Company and the Agent.

         "Election to Participate" means an Election to Participate by a Designated Subsidiary, substantially in the form of Exhibit D.

         "Election to Terminate" means an Election to Terminate by a Designated Subsidiary, substantially in the form of Exhibit E.

         "Eligible Assignee" means (a) a commercial bank or other financial institution organized under the laws of the United States of America, or any state thereof, having a combined capital and surplus of at least Five Hundred Million Dollars ($500,000,000); (b) a commercial bank or other financial institution organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having combined capital and surplus of at least Five Hundred Million Dollars ($500,000,000); provided that such bank or financial institution is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; or (c) a commercial bank or financial institution organized under the laws of any country, acceptable to the Agent, the Issuing Bank, and the Company (such acceptability not to be unreasonably withheld or delayed), or a political subdivision of any such country, and having a combined capital and surplus of at least Five Hundred Million Dollars ($500,000,000).

         "Environmental Claim" means all claims, litigation, demands, actions, causes of action, suits, liabilities (including criminal or strict liability), judgments, governmental or private investigations and testings, notifications of status of being potentially responsible for clean-up of any facility or for being in violation or in potential violation of any Environmental Law, proceedings, liens or consent or administrative orders, agreements or decrees, however arising or asserted, relating to or in connection with any actual or alleged violation of or liability or responsibility under any Environmental Law or for release or threatened release or injury to the environment, threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or other damages (punitive or otherwise), losses, cleanup, response action, restitution, civil or criminal penalties, injunctive relief, diminution in value, expenses (including attorneys' and experts' fees) or other type of relief, resulting from or based upon (a) the presence, use, placement, discharge, emission, release or threatened release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, migration, leaching, discharges, emissions or releases) or any aspect of management or handling of any Hazardous Material at, in or from property, whether or not owned by a Obligor, (b) improper use or treatment of the environment, including wetlands, or wildlife or its habitat, or (c) any other circumstances forming the basis of any violation or alleged violation of or liability or responsibility under any Environmental Law.

         "Environmental Laws" means, to the extent applicable to the Company or any of its Subsidiaries, all international, federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative or other orders, directed duties, requests, licenses, authorizations and permits of and agreements with any Governmental Authority, in each case relating to environmental, health, safety, Hazardous Materials, and land use matters, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Hazardous Materials Transportation Act (49 U.S.C. App. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) ("RCRA"), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.) ("OSHA"), as such laws have been or may be amended or supplemented, and any analogous present or future international, federal, state or local statutes and the regulations promulgated thereunder.

         "Environmental Permits" has the meaning specified in Section 6.12(b).

         "Equity in Undistributed Earnings" means, with respect to any Obligor which is a JV Partner in a Material Joint Venture, an amount equal to (i) such Obligor's WGI Ownership Percentage of net earnings of such Material Joint Venture in OECD Currencies plus (ii) reimbursements due to such Obligor from such Material Joint Venture as a result of goods and services contributed by such Obligor to such Material Joint Venture or the project undertaken by such Material Joint Venture, less (iii) all cash distributed to such Obligor from any account holding cash of such Material Joint Venture.

         "Equity Issuance" means any sale of capital stock or other equity securities of the Company; provided that the exercise of stock options shall not be deemed to be a sale of capital stock of the Company for purposes of this Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulation thereunder promulgated by the Internal Revenue Service or the Department of Labor (or any entity succeeding to all or any part of their functions).

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company or any Subsidiary of the Company within the meaning of Section 414(b), 414(c) or 414(m) of the Code.

         "ERISA Event" means (a) a Reportable Event with respect to a Qualified Plan or a Multiemployer Plan; (b) a withdrawal by any member of the Controlled Group from a Qualified Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA); (c) a complete or partial withdrawal by any member of the Controlled Group from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Qualified Plan or Multiemployer Plan subject to Title IV of ERISA; (e) a failure to make required contributions to a Qualified Plan or Multiemployer Plan; (f) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Qualified Plan or Multiemployer Plan; (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the Controlled Group; (h) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Qualified Plan; (i) any member of the Controlled Group engages in or otherwise becomes liable for a non-exempt prohibited transaction; or (j) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary with respect to any Qualified Plan for which the Company or any of its Subsidiaries may be directly or indirectly liable.

         "ESCA" means ESCA Equipment Service C.A., a Venezuelan corporation which is an indirect wholly-owned Subsidiary of WII and a direct wholly-owned Subsidiary of Inversiones.

         "Eurocurrency Liabilities" has the meaning assigned to such term in Regulation D of the Federal Reserve Board, as in effect from time to time, or any successor regulation.

         "Eurodollar Lending Office" means with respect to each Bank the office of such Bank designated as such on Annex C or in the most recent Assignment and Assumption executed by such Bank or such other office of such Bank as such Bank may from time to time specify to the Company and the Agent.

         "Eurodollar Rate" means, for each Interest Period for any Eurodollar Rate Loan, an interest rate per annum (rounded upward, if necessary, to the nearest 1/100th of one percent), determined pursuant to the following formula:

         Eurodollar Rate =  LIBOR

                  ------------------------------------
                  1.00 - Eurodollar Reserve Percentage

Where

         "Eurodollar Reserve Percentage" means for any Interest Period for Eurodollar Rate Loans the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to the nearest 1/100th of one percent) as determined by the Agent in effect on the date LIBOR for such Interest Period is determined (whether or not applicable to any Bank) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including basic, emergency, supplemental and other marginal reserve requirements) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period; and

         "LIBOR" means for any Interest Period for Eurodollar Rate Loans, the per annum rate of interest determined by the Agent to be the arithmetic mean (rounded upward, if necessary, to the nearest 1/100th of one percent) of the offered quotations appearing on Telerate Page 3750 (or if such Telerate page shall not be available, any successor or similar service selected by the Agent). If none of such Telerate Page 3750 or any successor or similar service is available, "LIBOR" applicable to any Interest Period for Eurodollar Rate Loans shall be the per annum rate (rounded upward, if necessary, to the nearest 1/100th of one percent) determined by the Agent based upon rates quoted at approximately 10:00 a.m. (London time) (or as soon thereafter as practicable) on the day two Business Days prior to the first day of such Interest Period for the offering by the Agent to leading dealers in the London interbank Dollar market of Dollar deposits for delivery on the first day of such Interest Period, in immediately available funds and having a term comparable to such Interest Period and in an amount comparable to the principal amount of the respective Eurodollar Rate Loan to which such Interest Period relates.

Each determination by the Agent of the Eurodollar Reserve Percentage and LIBOR shall be conclusive and binding, absent manifest error.

         "Eurodollar Rate Loan" means a Loan that bears interest based on the Eurodollar Rate.

         "Event of Default" means any of the events specified in Article X, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, event or act specified in Section 10.1 has been satisfied.

         "Excepted Contract Cost and Recognized Income" means, only for the period of time covered by the first two Borrowing Base Certificates delivered by the Company, any contract cost and recognized income not yet billed of an Obligor which would qualify as Contract Cost and Recognized Income Not Yet Billed except for the fact that it arises from an Excluded Contract and as a result thereof, there is some doubt as to whether the related contract rights are subject to an Acceptable Security Interest, provided that (a) (i) the Company or the respective Obligor has requested the consent of any necessary Person to the grant of an Acceptable Security Interest in such contract rights, (ii) the Company and the respective Obligor reasonably believes in good faith that such consent from such Person will be obtained, and (iii) from and after the receipt of such consent from such Person the contract giving rise to such revenue accruals would no longer be an Excluded Contractor, or (b)(i) the Company or the respective Obligor has requested an opinion of counsel to the Company in the jurisdiction of the law governing the relevant contract (which opinion must be in form and substance satisfactory to the Agent) to the effect that the local law of such jurisdiction provides that the provisions which have caused the relevant contract to be tentatively considered an Excluded Contract are unenforceable, (ii) the Company and the respective Obligor reasonably believes in good faith that such opinion from such local counsel will be obtained, and
(iii) from and after the receipt of such opinion, the contract giving rise to such contract cost and recognized income not yet billed would no longer be an Excluded Contract.

         "Excepted Receivable" means, only for the period of time covered by the first two Borrowing Base Certificates delivered by the Company, any account receivable of an Obligor which would qualify as a Receivable except for the fact that it arises from an Excluded Contract and as a result thereof, there is some doubt as to whether it is subject to an Acceptable Security Interest, provided that (a)(i) the Company or the respective Obligor has requested the consent of any necessary Person to the grant of an Acceptable Security Interest in such account receivable, (ii) the Company and the respective Obligor reasonably believes in good faith that such consent from such Person will be obtained, and
(iii) from and after the receipt of such consent from such Person the contract giving rise to such account receivable would no longer be an Excluded Contract, or (b)(i) the Company or the respective Obligor has requested an opinion of counsel to the Company in the jurisdiction of the law governing the relevant contract (which opinion must be in form and substance satisfactory to the Agent) to the effect that the local law of such jurisdiction provides that the provisions which have caused the relevant contract to be tentatively considered an Excluded Contract are unenforceable, (ii) the Company and the respective Obligor reasonably believes in good faith that such opinion from such local counsel will be obtained, and (iii) from and after the receipt of such opinion, the contract giving rise to such Receivable would no longer be an Excluded Contract.

         "Excepted Revenue Accrual" means, only for the period of time covered by the first two Borrowing Base Certificates delivered by the Company, any revenue accrual of an Obligor which would qualify as a Revenue Accrual except for the fact that it arises from an Excluded Contract and as a result thereof, there is some doubt as to whether the related contract rights are subject to an Acceptable Security Interest, provided that (a) (i) the Company or the respective Obligor has requested the consent of any necessary Person to the grant of an Acceptable Security Interest in such contract rights, (ii) the Company and the respective Obligor reasonably believes in good faith that such consent from such Person will be obtained, and (iii) from and after the receipt of such consent from such

Person the contract giving rise to such revenue accruals would no longer be an Excluded Contractor, or (b)(i) the Company or the respective Obligor has requested an opinion of counsel to the Company in the jurisdiction of the law governing the relevant contract (which opinion must be in form and substance satisfactory to the Agent) to the effect that the local law of such jurisdiction provides that the provisions which have caused the relevant contract to be tentatively considered an Excluded Contract are unenforceable, (ii) the Company and the respective Obligor reasonably believes in good faith that such opinion from such local counsel will be obtained, and (iii) from and after the receipt of such opinion, the contract giving rise to such revenue accrual would no longer be an Excluded Contract.

         "Excluded Contract" means a contract or order between an Obligor and a
Customer:

                  (i) that by its terms forbids or makes void or unenforceable any grant of a security interest in such Obligor's related contract rights or accounts receivable arising with respect thereto, unless pursuant to applicable law such terms are unenforceable or the Agent has received all consents necessary in the reasonable judgment of the Agent to enable the Agent to obtain an Acceptable Security Interest in such contract rights or accounts receivable,

                  (ii) that by its terms forbids or makes void or unenforceable any assignment by such Obligor of all or any part of its rights under such contract or order and such contract or order is not governed by the laws of a state of the United States of America (unless pursuant to applicable law such terms are unenforceable or all consents necessary to obtain an Acceptable Security Interest in such rights have been obtained, in the reasonable good faith judgement of the Agent), or

                  (iii) the assignment of which, or the grant of a security interest in, the related contract rights or account receivable arising with respect thereto is prohibited by any applicable law.

         "Existing LCs" means letters of credit issued pursuant to the terms of the agreement described in Section 7.1(o) which are outstanding as of the Closing Date.

         "Extraordinary Receipt" means any cash received by or paid to or for the account of the Company or any of its Subsidiaries not in the ordinary course of business, including, without limitation, (i) pension plan reversions, (ii) Insurance Proceeds (including, without limitation, proceeds of any key man life insurance but excluding proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost revenues or earnings),
(iii) condemnation awards (and payments in lieu thereof), (iv) indemnity payments and any purchase price adjustment received in connection with any purchase agreement, and (v) in connection with the granting of any option for any Asset Sale; provided, however, that an Extraordinary Receipt shall not include loan proceeds received pursuant to the Credit Documents or cash receipts received from Insurance Proceeds, condemnation awards (or payments in lieu thereof) or indemnity payments (other than indemnity payments for taxes referred to in the first proviso to the definition of "Net Cash Proceeds") to the extent that such Insurance Proceeds, awards or payments in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received in accordance with the terms of the Credit Documents, so long as such application is made within 180 days after the receipt of proceeds in respect of such damage or loss and so long as no Default or Event of Default exists at the time of such application.

         "FDIC" means the Federal Deposit Insurance Corporation or any successor to all or any part of its functions.

         "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) on the succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor to all or any part of its functions.

         "Fee Letter" means (i) the letter agreement dated as of February 4, 2002 executed between the Company and the Agent and (ii) the letter agreement dated as of April 3, 2002 executed between CIBC World Markets Corp. and WUSA.

         "Financial Indebtedness" means, without duplication, (a) any indebtedness for borrowed money, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all non-contingent reimbursement obligations with respect to any letter of credit, third party guarantee, or surety bond, (d) all contingent reimbursement obligations with respect to any financial guarantee, financial surety bond, financial standby letter of credit (other than an Existing LC that is backed up by a Letter of Credit), or similar financial instrument ensuring a Person against loss related to a financial obligation, and (e) all Capital Lease Obligations.

         "Financial SBLC" means a Standby LC issued by the Issuing Bank hereunder and supporting a financial or payment obligation of an Obligor.

         "Financing Transaction" means the issuance by the Company or any of its Subsidiaries of any unsecured Indebtedness (other than Indebtedness permitted by Section 9.4(a), (d), (e), or (f) or Section 9.3(d), (e) or (f) hereof) on terms acceptable to the Agent.

         "Fixed Charge Coverage Ratio" means, for any period, the ratio of Adjusted EBITDA less capital expenditures to fixed charges (where fixed charges include Consolidated Interest Expense, scheduled principal repayments and cash dividends paid).

         "Foreign Collateral Documents" means the documents, agreements and instruments described on Schedule 1.1(B) and any other document, agreement or instrument entered into by an Obligor or Obligated Subsidiary after the date hereof pursuant to which a Lien is granted by such Obligor or Obligated Subsidiary to the Agent for the benefit of the Secured Parties on property of such Obligor pursuant to the laws of any jurisdiction other than New York.

         "GAAP" shall mean, as to a particular Person, such accounting practice as, in the opinion of the independent accountants of recognized national standing regularly retained by such Person, conforms at the time to U. S. generally accepted accounting principles, consistent with those applied in the preparation of the financial statements referred to in Section 6.11, together with changes with which the Company's independent auditors concur and which are noted in the financial statements provided pursuant to Section 8.1(a).

         "Governmental Authority" means any sovereign governmental authority, the United States of America, any State of the U. S. and any political subdivision of any of the foregoing, and any agency, instrumentality, department, commission, board, bureau, central bank, authority, court or other tribunal, in each case whether executive, legislative, judicial, regulatory or administrative, having jurisdiction over any Obligor, any Designated Subsidiary, any Subsidiaries of the Company, any of their respective property, the Agent or any Bank, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Gross Borrowing Base" means, with respect to any Obligor, an amount determined by the Borrowing Base Components attributable to such Obligor, as adjusted pursuant to the terms of the provisos set forth in the provisions governing calculation of the Gross Borrowing Base in Section 4.1.

         "Guaranteed Debt" has the meaning specified in Section 11.1.

         "Guarantor" has the meaning specified in Section 11.1.

         "Guarantor's Net Worth" has the meaning specified in Section 11.1.

         "Guaranty" has the meaning specified in Section 11.1.

         "Hazardous Materials" means all those materials, wastes or substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including (a) all substances identified, listed or defined under any Environmental Law as a pollutant, contaminant, waste, solid waste, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance and (b) petroleum or any petroleum derived substance or waste.

         "Hedging Obligations" means, with respect to any Person, obligations of such Person, in each case incurred in the ordinary course of business of such Person and not for speculative purposes, under (a) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements,
(b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates, (c) agreements with respect to foreign exchange purchases and sales, and (d) any foreign currency futures contract, option or similar agreement or arrangement designed to protect such Person against fluctuations in foreign currency rates.

         "Indebtedness" of any Person means without duplication (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, except trade payables; (c) all reimbursement obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments (in each case, whether or not matured); (d) all obligations evidenced by notes, bonds, debentures or similar instruments; (e) all indebtedness created or arising under any conditional sale or other title retention agreement or incurred as financing in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations; (g) all non-contingent obligations in respect of earn out and profit payments; (h) all obligations in respect of preferred stock; (i) all non-contingent obligations in respect of redeemable capital stock; (j) all indebtedness referred to in paragraphs (a) through (i) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (j) all direct or indirect guaranties in respect of and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in paragraphs (a) through (i) above; and (k) Hedging Obligations. For the avoidance of doubt, "Indebtedness" shall include, without duplication, each Obligors obligations (whether as a Borrower or a Guarantor) in respect of the Loans and Letter of Credit Obligations.

         "Insurance Proceeds" means any proceeds received from insurance maintained by or on behalf of an Obligor or any of its Subsidiaries and relating to claims with respect to losses of such Obligor or such Subsidiaries, whether such proceeds are payable to the Company or any of its Affiliates, such Obligor or such Subsidiary or to the Agent.

         "Interest Payment Date" means (i) with respect to Base Rate Loans, each Quarterly Payment Date, and with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan, and, that if such Interest Period exceeds three months, also the date which falls three months after the beginning of such Interest Period; (ii) each date a Loan is converted into a Loan of another Type; and (iii) the Maturity Date.

         "Interest Period" means, with respect to any Eurodollar Rate Loan, the period commencing on the Business Day the Loan is disbursed or continued or on the

Conversion Date on which the Loan is converted to the Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Company on behalf of any Borrower in its Notice of Revolving Borrowing or Notice of Conversion/Continuation; provided, that:

                  (iv) if any Interest Period pertaining to a Eurodollar Rate Loan would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                  (v) any Interest Period pertaining to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (vi) no Interest Period for any Eurodollar Rate Loan shall extend beyond the Maturity Date.

         "Inversiones" means Inversiones CAMSA, C.A., a corporation organized under the laws of Venezuela.

         "IPEI" means International Pipeline Equipment, Inc., a Panama corporation which is a direct wholly-owned Subsidiary of WII.

         "ISP 98" means the International Standby Practices (ISP 98), International Chamber of Commerce, Publication No. 590 (and any subsequent revision thereof approved by a Congress of the International Chamber of Commerce).

         "Issuing Bank" means CLNY, as issuer of the Letters of Credit.

         "JV Interest" means an Obligor's Equity in Undistributed Earnings as of any date of determination thereof with respect to a Material Joint Venture in which such Obligor is a JV Partner.

         "JV Partner" means a Person that is a partner, participant or equity holder in a Material Joint Venture.

         "LC Application" has the meaning specified in Section 3.3(b).

         "LC Collateral" has the meaning specified in Section 3.9.

         "LC Related Documents" has the meaning specified in Section 3.7(a).

         "Legal Requirement" means any applicable law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation by any Governmental

Authority of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority, in each case as now or hereafter in effect, including Environmental Laws, Environmental Permits and, if applicable, the United States Foreign Corrupt Practices Act.

         "Lending Office" means, with respect to any Bank, the office or offices of the Bank specified as its "Lending Office" or "Domestic Lending Office" or "Eurodollar Lending Office", as the case may be, opposite its name on the signature pages of this Agreement or in the most recent Assignment and Assumption executed by such Bank or such other office or offices of such Bank as it may from time to time specify to the Company and the Agent.

         "Letter of Credit" means a Commercial LC or a Standby LC issued by the Issuing Bank hereunder.

         "Letter of Credit Interests" means, at any time with respect to any Bank, such Bank's Percentage Share of the aggregate Letter of Credit Obligations.

         "Letter of Credit Obligation" means, in respect of any Letter of Credit as at any date of determination, the sum of (a) the maximum aggregate amount which is then available to be drawn under such Letter of Credit plus (b) the aggregate amount of all Reimbursement Obligations then outstanding with respect to such Letter of Credit; provided that for purposes of determining the Letter of Credit Obligation associated with any outstanding Commercial LC denominated in any Alternate Currency, the provisions of Section 3.2(d) shall apply.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or comparable law of any jurisdiction) and any contingent or other agreement to provide any of the foregoing.

         "Loan" means either a Revolving Loan or a Swingline Loan, and "Loans" means, collectively, the Revolving Loans and Swingline Loans.

         "Loan Limit" means the amount determined as the "Loan Limit" in the most recent Borrowing Base Certificate delivered by the Borrower (which shall be the lesser of (i) 40% of the Net Borrowing Base or (ii) the sum of Borrowing Base Components (a) through (j) listed in Section 4.1, as adjusted pursuant to clause (2) of the proviso at the end of Section 4.1).

         "Local Debt" means the sum of:

         (a) the aggregate amount of Financial Indebtedness of the Obligors (other than (i) Financial Indebtedness under this Agreement, (ii) Financial Indebtedness as described in clause (e) of the definition of Financial Indebtedness to the extent held by a U.S. Person and related to property in the U.S., and (iii) Financial Indebtedness constituting financial guarantees in respect of synthetic lease obligations), plus

         (b) 75% of contingent liability of the Obligors associated with performance letters of credit (other than Performance SBLCs), performance guarantees issued by a Person other than a WGI Entity (provided that such WGI Entity's performance guarantee is given with respect to a WGI Entity's performance obligation), and performance surety bonds;

provided that (i) in calculating any Obligor's obligations which (but for this proviso) would be Local Debt and which are directly associated with a specific project of such Obligor, and the assets of such Obligor related to such project ("Project Specific Assets") are included in determining the Borrowing Base, such obligations so included as Local Debt shall not exceed an amount equal to the value in the Gross Borrowing Base given to such Project Specific Assets, and
(ii) in calculating any Obligor's obligations which (but for this proviso) would be Local Debt and which are associated with general operations or activities of such Obligor in a particular country rather than a particular project, and the assets of such Obligor in such country ("Country Specific Assets") are included in determining the Gross Borrowing Base, such obligations so included as Local Debt shall not exceed an amount equal to the value in the Gross Borrowing Base given such Country Specific Assets; and provided further that Local Debt shall be calculated without giving effect to any duplicative obligations.

         "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

         "Material Adverse Effect" means a material adverse change in, or a material adverse effect upon, (a) the operations, business, properties, or condition (financial or otherwise) of the Company and its Subsidiaries on a consolidated basis; (b) the ability of the Obligors (as Borrowers or as Guarantors) and the Obligated Subsidiaries, taken as a whole, to perform under any Credit Document; (c) the legality, validity, binding effect or enforceability of any Credit Document; (d) the enforceability, perfection or priority of any Lien granted to the Agent for the benefit of the Banks under any of the Security Documents; or (e) the liability of any Bank, the Issuing Bank, the Agent.

         "Material Joint Venture" means any Project Related Partnership and/or Joint Venture ("PRPJV"), other than an Obligor, in which an Obligor holds a substantial equity or joint venture interest and which by agreement is conducted as (i) a divided scope of work PRPJV in which such Obligor has full control over its assigned portion of the PRPJV's work or (ii) an integrated PRPJV which is either managed by such Obligor or managed by a committee of the PRPJV participants empowered to act only with the consent of such Obligor. The Material Joint Ventures as of the Closing Date are described on Schedule 1.1(D).

         "Material Subsidiary" means, at any time, any direct or indirect Subsidiary of the Company which at the end of the preceding fiscal quarter represents 5% or more of the consolidated assets, net worth or Adjusted EBITDA of the Company and its consolidated Subsidiaries.

         "Maturity Date" means the earlier to occur of (a) June 14, 2005 or (b) the date on which the Commitments shall otherwise terminate in accordance with the provisions of this Agreement.

         "Maximum Amount" has the meaning specified in Section 11.1.

         "MSI" means MSI Energy Services Inc., an Alberta, Canada corporation.

         "Multiemployer Plan" means a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA) and to which any member of the Controlled Group makes, is making, or is obligated to make contributions or has made, or been obligated to make, contributions.

         "Musketeer" means Musketeer Oil B.V., a Netherlands corporation and an indirect wholly-owned Subsidiary of the Company, which owns all of the equity in WUSA.

         "New Bank Agreement" means an agreement in substantially the form of Exhibit O, duly completed and executed by a new Bank in connection with an increase of the Total Commitment pursuant to Section 4.8.

         "Net Borrowing Base" means, for any day of determination thereof:

                  (a) if the Company has provided a timely Borrowing Base Certificate in accordance with Section 4.2 hereof on or prior to such day, an amount equal to the "Net Borrowing Base" set forth in the most recently delivered Borrowing Base Certificate, which shall be calculated to equal the lesser of (i) the Gross Borrowing Base less Local Debt as of the Calculation Date of such Borrowing Base Certificate or (ii) an amount equal to (x) the product of three and one half (3.5) multiplied by Adjusted EBITDA, less (y) Local Debt as of the Calculation Date of such Borrowing Base Certificate; and

                  (b) if the Company has failed to provide a timely Borrowing Base Certificate in accordance with Section 4.2 on or prior to such day, an amount equal to 80% of the Net Borrowing Base in effect on the day immediately prior to the date such Borrowing Base Certificate should have been delivered to the Agent in accordance with Section 4.2 hereof.

         "Net Cash Proceeds" means, with respect to (a) any Asset Sale or Equity Issuance, (b) any Financing Transaction, and (c) any Extraordinary Receipt, all cash and Cash Equivalents received by or on behalf of the Company or any of its Subsidiaries from such issuance, incurrence, lease, sale, transfer or other disposition after (i) payment of, or provision for, all commissions and discounts and other reasonable out-of-pocket fees and expenses actually incurred to the extent, but only to the extent, the amounts so deducted (other than real estate brokerage commission) are actually paid to a Person that is not an Obligor or an Affiliate thereof; (ii) in the case of an Asset Sale, payment of any outstanding obligations relating to the property sold paid in connection with, and necessary for, any such sale, lease, transfer, or other disposition; and (iii) in the case of an Asset Sale, provision for all income or other taxes payable in respect of the fiscal year in which such sale, lease, transfer, or other disposition occurs measured by or resulting from such sale, lease, transfer or other disposition and which are payable in such fiscal year or the succeeding fiscal year, in each case described in clause (i), (ii) or (iii) above to the extent the amounts so deducted are actually paid and are properly attributable to such transaction or to the asset that is the subject thereof; provided, however, that in the case of taxes that are deductible under clause (iii) above but for the fact that, at the time of receipt of such cash or Cash Equivalents, such taxes have not been actually paid or are not then payable, the Obligor or such Subsidiary may deduct an amount (the "Reserved Amount") equal to the amount reserved in accordance with generally accepted accounting principles for the Obligor's or such Subsidiary's reasonable estimate of such taxes, other than taxes for which the Obligor or such Subsidiary is indemnified, provided further, however, that, at the time such taxes are paid, an amount equal to the amount, if any, by which the Reserved Amount for such taxes exceeds the amount of such taxes actually paid shall constitute "Net Cash Proceeds" of the type for which such taxes were reserved for all purposes hereunder.

         "New Material Subsidiary" means each Subsidiary of the Company formed, created or acquired after the date of this Agreement which is either (a) a direct first-tier Subsidiary of the Company or (b) a Material Subsidiary.

         "Non-Qualified Pension Benefit Restoration Plan" means a compensation program providing for payment to an employee of an amount equal to the difference between the statutory benefit limitation imposed by the Code and the employee's benefit as calculated under the Qualified Plan applicable to the employee.

         "Note" means a Revolving Note or the Swingline Note.

         "Notice of Borrowing" means a Notice of Revolving Borrowing or a Notice of Swingline Borrowing.

         "Notice of Conversion/Continuation" means a notice given by the Company on behalf of any Borrower to the Agent pursuant to Section 2.4, in substantially the form of Exhibit C.

         "Notice of Lien" means any "notice of lien" or similar document intended to be filed or recorded with any court, registry, recorder's office, central filing office or other Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

         "Notice of Revolving Borrowing" means a notice given by the Company on behalf of any Borrower to the Agent pursuant to Section 2.3(a), in substantially the form of Exhibit B-1.

         "Notice of Swingline Borrowing" means a notice given by the Company to the Swingline Bank and the Agent pursuant to Section 2.3(e), in substantially the form of Exhibit B-2.

         "Obligated Subsidiary" means each of Inversiones, Musketeer, and WAPI, and each other Subsidiary of the Company that after the closing date executes a Pledge Agreement or other Credit Document but is not an Obligor under this Agreement.

         "Obligations" means all Loans, all Letter of Credit Obligations and other all Indebtedness, advances, debts, liabilities, obligations, indemnities, covenants and duties owing by any Borrower or any Guarantor to any Bank, the Agent, or to any other Person required to be indemnified under any Credit Document, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with this Agreement or any other Credit Document or any of the transactions evidenced by this Agreement or any other Credit Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term "Obligations" includes all interest, charges, expenses, fees, attorneys' fees and disbursements (including the allocated cost of in-house counsel) and any other sum chargeable to the Obligors under this Agreement or any other Credit Document.

         "Obligor" means each of the Company and the Designated Subsidiaries party to this Agreement.

         "OECD" means the Organization for Economic Cooperation and Development.

         "OECD Currency" means a currency of a member country to the OECD.

         "Other Taxes" has the meaning specified in Section 5.8(b).

         "Participant" has the meaning specified in Section 13.7.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any part of its functions under ERISA.

         "Percentage Share" means, as to any Bank, (i) prior to the termination of the Commitments, the percentage of the Total Commitment constituted by such Bank's Commitment, and (ii) following termination of the Commitments, the percentage of the Aggregate Exposure constituted by such Bank's outstanding Loans and Letter of Credit Interests.

         "Performance SBLC" means a Letter of Credit which:

                  (i) is described as a Performance SBLC by the Company in its request for issuance thereof;

                  (ii) is or would be described or defined as, or considered to be, a performance standby letter of credit pursuant to each law or governmental requirement or other rule, regulation, supervisory letter, examination manual, instruction, guideline or request which now or hereafter, directly or indirectly (A) addresses, governs, imposes or modifies or deems applicable any reserve, special deposit or similar requirement against letters of credit, (B) regulates, addresses, or determines the amount of capital required or expected to be maintained or funded against letters of credit or any participation obligations thereunder; or (C) otherwise determines the classification, risk-weighting, reporting, or capital treatment of or with respect to letters of credit or participation obligations therein (or pursuant to the interpretation or application thereof by any Governmental Authority or other regulatory authority, central bank or comparable agency charged with the administration thereof);

                  (iii) the issuer thereof, or any Person having a participation obligations therein, is or would be permitted, in compliance with the matters described in subsection (ii) preceding of this definition and otherwise, to convert its obligations thereunder to an off-balance sheet credit equivalent amount at 50% or less of the maximum amount thereof;

                  (iv) does not permit any drawing to be made as a result of the failure of any Person to make a payment or perform a financial obligation in the transaction in connection with which such Letter of Credit is issued; and

                  (v) the Issuing Bank or Agent has not determined is a Financial SBLC or a Commercial LC.

         "Permanent Borrower" means each of the Company, WEI, WESCO, WII, WUSA, RPI, MSI, and each Material Subsidiary.

         "Permitted Liens" has the meaning specified in Section 9.1.

         "Person" means an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company or any members of the Controlled Group sponsors or maintains or to which the Company or member of the Controlled Group makes or is obligated to make contributions, and includes any Multiemployer Plan or Qualified Plan.

         "Pledge Agreements" means (i) the Master Pledge Agreement dated as of the date hereof executed by the Company and certain of its Subsidiaries in substantially the form of Exhibit I, (ii) the Pledge Agreement dated as of the date hereof executed by Musketeer in substantially the form of Exhibit J, and
(iii) each similar agreement executed by an

Obligor or an Obligated Subsidiary in favor of the Agent for the benefit of the Secured Parties granting a Lien on the securities or equity interests in any Designated Subsidiary.

         "Pledged Collateral" has the meaning given to such term in the Pledge Agreements.

         "Post-Closing Items" means those Security Documents listed on Schedule 4.9.

         "PRI Location" means any jurisdiction for which political risk insurance is available at commercially reasonable prices and where it would be usual and customary consistent with past practices for the Company or any of its Subsidiaries to obtain coverage for their equipment located in such jurisdiction.

         "Pricing Schedule" means the schedule attached as Annex D.

         "Prime Rate" means the rate of interest established by CLNY at its office in New York, New York from time to time as its prime rate, whether or not the Obligors have notice thereof.

         "Principal Office" means the principal banking office of the Agent, presently located at 1301 Avenue of the Americas, New York, New York 10019.

         "Proceeds of Remedies" has the meaning specified in Section 10.4.

         "Project Related Partnerships and/or Joint Ventures" means corporations, associations, limited liability companies, partnerships and/or joint ventures formed in conjunction with specific work countries or specific projects to perform services of a type provided by the Company and its Subsidiaries in the ordinary course of business, including construction, engineering and specialty services.

         "Property, Plant and Equipment and Spare Parts" shall mean the equipment, vehicles, and vessels owned by an Obligor.

         "Qualified Plan" means a pension plan (as defined in Section 3(2) of ERISA) intended to be tax-qualified under Section 401(a) of the Code and which any member of the Controlled Group sponsors, maintains, or to which it makes or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding period covering at least five plan years, but excluding any Multiemployer Plan.

         "Quarterly Invoice" means an invoice prepared by the Agent as promptly as practicable following the last day of each March, June, September and December and delivered to the Company, which invoice sets forth the calculation of all accrued fees hereunder and all accrued interest on Base Rate Loans for the quarter just ended.

         "Quarterly Payment Date" means the date three days after the Company's receipt of a Quarterly Invoice.

         "Ratio of Consolidated Debt to Adjusted EBITDA" means, for any day, the ratio of Consolidated Debt to Adjusted EBITDA for the Company and its consolidated Subsidiaries, determined as of the most recent fiscal quarter end of the Company.

         "Receivables" means the accounts receivable of any Obligor, in each case, that is in the ordinary course of its business and upon which its right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever and on which the Agent for the benefit of the Banks has an Acceptable Security Interest. "Receivables" shall not include:

         (A) any portion of any account receivable of a Customer other than a Customer of WII or any Subsidiary of WII that is unpaid more than 60 days past the date of invoice, and any portion of any account receivable of a Customer of WII or any Subsidiary of WII that is unpaid more than 120 days past the date of invoice;

         (B)      any account receivable that arises out of an Excluded
Contract;

         (C) any account receivable arising from a "sale on approval," "sale or return," "bill and hold," "consignment," or subject to any other repurchase or return agreement;

         (D) all accounts receivable from a Customer (except for accounts receivable from a Specified Customer) if 20% or more of the aggregate dollar amount of all outstanding invoices to such Customer are unpaid more than 60 days(or 120 days in the case of invoices to Customers of WII and its Subsidiaries);

         (E) any account receivable on which the Agent is not or does not continue to be, in the Agent's sole direction (which shall not be unreasonable), satisfied with the credit standing of the Customer in relation to the amount of credit extended; or

         (F) a portion of any account receivable payable by a Customer equal to any unpaid undisputed liquidated damages that such Customer has asserted is owing by the respective Obligor to such Customer.

         "Regulatory Change" shall mean, with respect to the Agent or any Bank, any change on or after the date of this Agreement in any Legal Requirement (including Regulation D of the Federal Reserve Board) or the adoption or making on or after such date of any official interpretation, directive or request applying to a class of banks including the Agent or such Bank under any Legal Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         "Reimbursement Obligation" has the meaning set forth in Section 3.4(b).

         "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, withdrawal from a Plan described in
Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

         "Required Banks" means at any time Banks holding more than 66-2/3% of the Commitments, or if the Commitments have terminated, Banks holding more than 66-2/3% of the Aggregate Exposure.

         "Responsible Officer" means the Chief Executive Officer, the President, any Executive Vice President, or any Vice President of any Obligor or, with respect to financial matters, the Chief Financial Officer or the Treasurer of the Company.

         "Revenue Accruals" means revenue accruals of any Obligor, in each case in the ordinary course of business and as reflected on the balance sheet of such Obligor prepared in accordance with GAAP, consistently applied, and for which the Agent for the benefit of the banks has an Acceptable Security Interest on all related contract rights of such Obligor. Revenue Accruals shall not include any revenue accrual that arises out of an Excluded Contract.

         "Revolving Borrowing" means (i) an initial borrowing consisting of Revolving Loans of the same Type (and, in the case of Eurodollar Rate Loans, with the same Interest Period) made to any Borrower on the same day by the Banks, (ii) Revolving Loans made to any Borrower which are continued as Eurodollar Rate Loans with the same Interest Period selected pursuant to Section 2.4, and (iii) Revolving Loans which are Base Rate Loans made to any Borrower.

         "Revolving Loan" means a loan made to a Borrower by a Bank pursuant to
Section 2.1(a), which loan may be either a Base Rate Loan or Eurodollar Rate Loan and which may be converted or continued pursuant to Section 2.4.

         "Revolving Note" means a Revolving Note in the form of Exhibit A-1 executed by a Borrower in favor of a Bank pursuant to Section 2.2(b) and evidencing the outstanding Revolving Loans of such Bank made to such Borrower, together with all renewals, extensions, modifications and replacements thereof and substitutions therefor.

         "RPI" means Rogers & Phillips, Inc., a Delaware corporation.

         "Secured Obligations" means the Obligations and any Hedging Obligations of any Obligor payable to a Bank or any Affiliate of a Bank.

         "Secured Parties" means the Agent, the Issuing Bank, the Banks and their respective Affiliates (to the extent such Affiliates hold Hedging Obligations of any Obligor).

         "Security Agreement" means the Security Agreement dated as of the date hereof among the Obligors and the Agent for the benefit of the Secured Parties in the form of Exhibit L.

         "Security Documents" means, collectively, the Security Agreement, the Pledge Agreements, the Account Control Agreements, the Ship Mortgages, the Foreign Collateral Documents, and all other security agreements, mortgages, deeds of trust, patent and trademark assignments, lease assignments, guarantees and other agreements executed by any Obligor in favor of the Agent for the benefit of the Secured Parties to secure the Secured Obligations, and all financing statements (or comparable documents) now or hereafter filed in accordance with the Uniform Commercial Code (or comparable law) against any Obligor in favor of the Agent on behalf of the Secured Parties, and any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "Ship Mortgage" means a maritime mortgage in substantially the form of either Exhibit K-1 or Exhibit K-2, as applicable, or otherwise in form and substance satisfactory to the Agent.

         "Solvent" means, as to any Person at any time, that (i) the fair value of the property of such Person at such time is greater than the amount of such Person's liabilities at such time (including disputed, contingent and unliquidated liabilities but excluding Non-US Intercompany Liabilities, as hereinafter defined) as such value is established and liabilities evaluated for purposes of Section 101(31) of the United States Bankruptcy Code (12 U.S.C.
Section 101 et seq.); (ii) the present fair saleable value of the property of such Person at such time is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person at such time is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) such Person at such time does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (v) such Person at such time is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital. For purposes of this definition, "Non-US Intercompany Liabilities" means liabilities of a Subsidiary of Willbros (other than a Subsidiary organized under the laws of any state of the United States) which are in favor of another WGI Entity.

         "Specified Customer" means an Customer specified on Schedule 1.1(C).

         "Standby LC" means any letter of credit which is not a Commercial LC.

         "Subordinated Debt" means any Indebtedness of the Company or any of its Subsidiaries which is subordinated to the Obligations pursuant to provisions acceptable to the Required Banks.

         "Subsidiary" of a Person means any corporation, association, partnership, joint venture or other business entity of which forty-nine percent (49%) or more of the voting stock or other equity interests is owned or controlled directly or indirectly by such Person or by one or more other subsidiaries or parent entities of such Person or by any combination of the foregoing. For purposes of this Agreement, TOCO, WONL, and WNL will be treated as wholly-owned Subsidiaries of the Company.

         "Swingline Bank" means Southwest Bank of Texas, N.A.

         "Swingline Loan" means a loan made by the Swingline Bank to the Company pursuant to Section 2.1(b).

         "Swingline Note" means the Swingline Note in the form of Exhibit A-2 executed by the Company in favor of the Swingline Bank pursuant to Section 2.2(c) in the principal amount of $2,000,000 and evidencing outstanding Swingline Loans made to the Company by the Swingline Bank.

         "Swingline Restriction Notice" means a notice from the Agent to the Swingline Bank substantially in the form of Exhibit Q-1.

         "Taxes" has the meaning specified in Section 5.8(a).

         "Termination of Swingline Restriction Notice" means a notice from the Agent to the Swingline Bank substantially in the form of Exhibit Q-2.

         "Tier 1" means:

         (a) with respect to Receivables, all Receivables payable in an OECD currency by Designated Customers or covered by Acceptable Credit Support, provided the Customers have agreed in the contracts or orders giving rise to such Receivables to make all payments due from them under such contracts or orders into an Acceptable Bank Account (or, if covered by an Acceptable Credit Support, the terms thereof provide for all payments thereunder to be made directly to such an Acceptable Bank Account);

         (b) with respect to Revenue Accruals, all Revenue Accruals which, when billed, will give rise to Tier 1 Receivables;

         (c) with respect to Contract Cost and Recognized Income Not Yet Billed, all Contract Cost and Recognized Income Not Yet Billed which, when billed, will give rise to Tier 1 Receivables; and

         (d) with respect to JV Interests, all JV Interests where the Tier 1 JV Conditions have been satisfied to the reasonable satisfaction of the Agent.

         "Tier 1 JV Conditions" means:

         (a) the respective Obligor has granted (x) an Acceptable Security Interest in such Obligor's undivided ownership interests (based on its WGI Ownership Percentage of the Material Joint Venture) in accounts receivable of the Material Joint Venture, and the Customer has given any necessary consents to such Acceptable Security Interest and the Agent's right to enforce such Acceptable Security Interest, and (y) an Acceptable Security Interest in such Obligor's contract rights in respect of such Material Joint Venture,

         (b) each JV Partner to the Material Joint Venture other than the respective Obligor has acknowledged such Obligor's pledge of its contract rights related to such Material Joint Venture, and has agreed not to pledge or assign to any Person any of such

JV Partner's rights (i) in more than such JV Partner's ownership percentage of the accounts receivable of the Material Joint Venture or any proceeds thereof or
(ii) with respect to any bank account holding such proceeds from time to time.

         "Tier 2" means:

         (a) with respect to Receivables, all Receivables which do not qualify as Tier 1 Receivables solely because the respective Customers are not Designated Customers and such receivables are not covered by Acceptable Credit Support;

         (b) with respect to Revenue Accruals, all Revenue Accruals which, when billed, will give rise to Tier 2 Receivables;

         (c) with respect to Contract Cost and Recognized Income Not Yet Billed, all Contract Cost and Recognized Income Not Yet Billed which, when billed, will give rise to Tier 2 Receivables; and

         (d) with respect to JV Interests, all JV Interests which do not qualify as Tier 1 JV Interests solely because the Customers of the respective Material Joint Venture are not Designated Customers.

         "Tier 3" means:

         (a) when referring to "Tier 3 Receivables", (i) all Receivables (other than Excepted Receivables) which do not qualify as either Tier 1 Receivables or Tier 2 Receivables and (ii) only for the period of time covered by the first two Borrowing Base Certificates delivered by the Company, all Excepted Receivables;

         (b) when referring to "Tier 3 Revenue Accruals", (i) all Revenue Accruals which do not qualify as either Tier 1 Revenue Accruals or Tier 2 Revenue Accruals and (ii) only for the period of time covered by the first two Borrowing Base Certificates delivered by the Company, all Excepted Revenue Accruals;

         (c) when referring to "Tier 3 Contract Cost and Recognized Income Not Yet Billed", (i) all Contract Cost and Recognized Income Not Yet Billed which do not qualify as either Tier 1 Contract Cost and Recognized Income Not Yet Billed or Tier 2 Contract Cost and Recognized Income Not Yet Billed and (ii) only for the period of time covered by the first two Borrowing Base Certificates delivered by the Company, all Excepted Contract Cost and Recognized Income; and

         (d) with respect to JV Interests, all JV Interests which do not qualify as either Tier 1 JV Interests or Tier 2 JV Interests.

         "TOCO" means The Oman Construction Company, LLC, a limited liability company organized under the laws of the Oman which is 49% owned by WME.

         "Total Capitalization" means, at any date, the sum of (a) Financial Indebtedness of the Company on such date plus (b) common equity and preferred stock of the Company on such date.

         "Total Commitment" means the aggregate Commitments of the Banks to make Loans and to issue and/or participate in Letters of Credit under this Agreement. The initial Total Commitment is $125,000,000.

         "Transferee" has the meaning specified in Section 13.8.

         "Type" refers to the interest rate option applicable to any Loan, i.e., Base Rate or Eurodollar Rate.

         "UCP" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (and any subsequent revision thereof approved by a Congress of the International Chamber of Commerce).

         "Unfunded Pension Liabilities" means the excess of a Plan's accrued benefits, as defined in Section 3(23) of ERISA, over the current value of that Plan's assets, as defined in Section 3(26) of ERISA.

         "U.S." means the United States of America.

         "WAPI" means Willbros Andina Pipeline Investments, L.L.C., a Delaware limited liability company.

         "WCI" means Willbros Constructors, Inc., a Panama corporation which is a direct wholly-owned subsidiary of WII.

         "WEI" means Willbros Engineers, Inc., a Delaware corporation.

         "WESCO" means Willbros Energy Services Company, a Delaware corporation.

         "WGI Entity" means each Obligor and each Material Joint Venture of an Obligor.

         "WGI Ownership Percentage" means, with respect to any Material Joint Venture, the percentage of the common stock, equity interest or joint venture interest in such Material Joint Venture which is owned by an Obligor.

         "WII" means Willbros International, Inc., a corporation organized under the laws of the Republic of Panama.

         "Withdrawal Liabilities" means, as of any determination date, the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Controlled Group made a complete withdrawal from all Multiemployer Plans and any increase in contributions pursuant to Section 4243 of ERISA.

         "WMAI" means Willbros Marine Assets, Inc., a Panamanian corporation which is a direct wholly-owned Subsidiary of WII.

         "WME" means Willbros Middle East, Inc., a corporation organized under the laws of the Republic of Panama.

         "WNL" means Willbros (Nigeria) Limited, a company organized under the laws of the Federal Republic of Nigeria which is 60% owned by WWAI.

         "WONL" means Willbros (Offshore) Nigeria Limited, a company organized under the laws of Federal Republic of Nigeria which is 60% owned by WWAI.

         "WOSI" means Willbros Operating Services, Inc., a Delaware corporation which is a wholly-owned Subsidiary of WUSA.

         "WTSA" means Willbros Transandina S.A., a Bolivian corporation which is an indirect wholly-owned Subsidiary of WII and a direct wholly-owned Subsidiary of WAPI.

         "WUSA" means Willbros U.S.A., Inc., a Delaware corporation.

         "WWAI" means Willbros West Africa, Inc., a Panama corporation which is a wholly-owned Subsidiary of WII.

         1.2      Other Definitional Provisions.

                  (a) Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any other Credit Document or in any certificate or other document made or delivered pursuant to any Credit Document.

                  (b) All accounting terms not expressly defined in this Agreement shall be construed, except where the context otherwise requires, and all financial computations required under this Agreement shall be made, in accordance with GAAP.

                  (c) Unless otherwise provided or the context otherwise requires, the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any other Credit Document shall refer to this Agreement or such Credit Document as a whole and not to any particular provision of this Agreement or such other Credit Document, and section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms.

                  (d) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including".

                  (e) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

                  (f) The captions and headings of this Agreement and the other Credit Documents are for convenience of reference only and shall not affect the construction of this Agreement or the other Credit Documents.

                  (g) Unless otherwise expressly provided, any accounting concept and all financial covenants shall be determined on a consolidated basis, and financial measurements shall be computed without duplication.

                  (h) Wherever the term "including" or any of its correlatives appears in the Credit Documents, it shall be read as if it were written "including (by way of example and without limiting the generality of the subject or concept referred to)".

                  (i) References in any Credit Document to Section numbers are references to the Sections of such Credit Document. References in any Credit Document to Exhibits, Schedules, Annexes and Appendices are to the Exhibits, Schedules, Annexes and Appendices to such Credit Document, and they shall be deemed incorporated into such Credit Document by reference.

                  (j) Except as otherwise provided herein, any term defined in the Credit Documents which refers to a particular agreement, instrument or document shall also mean, refer to and include all modifications, amendments, supplements, restatements, renewals, extensions and substitutions of the same; provided that nothing in this subsection shall be construed to authorize any such modification, amendment, supplement, restatement, renewal, extension or substitution except as may be permitted by other provisions of the Credit Documents.

                  (k) Unless otherwise provided or the context otherwise requires, all times of day used in the Credit Documents mean local time in New York, New York.

                  (l) Defined terms may be used in the singular or plural, as the context requires, and whenever the singular number is used, the same shall include the plural where appropriate, and vice versa. The masculine and neuter genders used in this Agreement each includes the masculine, feminine and neuter genders.

                                   ARTICLE II
                                      LOANS

         2.1      Loans.

                  (a) Each Bank severally agrees, on the terms and subject to the conditions set forth in this Agreement, to make Revolving Loans to any Borrower from time to time, on any Business Day during the period from the Closing Date to the Maturity Date, in an aggregate amount for all Borrowers not to exceed at any time outstanding an amount equal to (i) such Bank's Commitment less (ii) such Bank's

Percentage Share of an amount equal to sum of the Letter of Credit Obligations plus the Swingline Loans outstanding at such time; provided, that, after giving effect to any requested Borrowing on such date and any issuance of Letters of Credit on such date, (A) the Aggregate Exposure shall not exceed the Total Commitment on such date, (B) Borrowing Base Exposure shall not exceed the Net Borrowing Base on such date, and (C) the aggregate principal amount of all Loans outstanding on such date shall not exceed the Loan Limit. Within the foregoing limits, the Borrowers may borrow Revolving Loans under this Section 2.1(a), prepay Revolving Loans pursuant to Section 2.5 and reborrow Revolving Loans pursuant to this Section 2.1(a).

                  (b) On the terms and conditions set forth in this Agreement, the Swingline Bank may, in its sole discretion on any Business Day during the period from the date of this Agreement until the Maturity Date, make Swingline Loans to the Company from time to time in an aggregate principal amount not to exceed $2,000,000 outstanding at any time; provided, that, after giving effect to any requested Borrowing on such date and any issuance of Letters of Credit on such date, (A) the Aggregate Exposure shall not exceed the Total Commitment on such date, (B) Borrowing Base Exposure shall not exceed the Net Borrowing Base on such date, and (C) the aggregate principal amount of all Loans outstanding on such date shall not exceed the Loan Limit; and provided further than no Swingline Loan shall be made by the Swingline Bank if the Swingline Bank (x) has received a Swingline Restriction Notice and has not received a Termination of Swingline Restriction Notice canceling such Swingline Restriction Notice or (y) has actual knowledge that the statements set forth in
Section 7.2(b) and (c) are not true on the date of such Swingline Loan, it being agreed by the Company that any request for a Swingline Loan by the Company and the acceptance by the Company of the proceeds of such Swingline Loan shall constitute a representation and warranty by the Company that on the date of such Swingline Loan such statements are true. Within the foregoing limits, the Company may borrow Swingline Loans under this Section 2.1(b), prepay Swingline Loans pursuant to Section 2.5 and reborrow Swingline Loans pursuant to this
Section 2.1(b).

                  (c) The Borrowers and the Banks agree that in the event any Swingline Loan is not repaid on the date due to the Swingline Bank, the Swingline Bank shall so notify the Agent and the Agent shall promptly notify each of the Banks, and thereupon each Bank shall pay to the Agent for the account of the Swingline Bank its Percentage Share of such Swingline Loan, it being agreed that such Bank's obligation to pay its share of such Swingline Loan shall be irrevocable notwithstanding the fact that such Swingline Loan matures and becomes due and payable after the termination of the Commitments, acceleration of the Loans, or otherwise, and whether or not the conditions precedent in Section 7.2 have been satisfied (a "Mandatory Funding"). Unless an Event of Default exists pursuant to Section 10.1(f) or (g), each such payment by a Bank as part of a Mandatory Funding shall be deemed to be a Base Rate Loan made to the Company pursuant to such Bank's Commitment as part of a Revolving Borrowing of Base Rate Loans to the Company, and the Company hereby irrevocably instructs the Swingline Bank to apply the proceeds of such Mandatory Funding to the payment of the outstanding Swingline Loans. If an Event of Default does exist pursuant to Section 10.1(f) or (g) at the time of any Mandatory Funding, each payment by a Bank as part of such Mandatory

Funding shall be deemed to be such Bank's purchase of a participation interest in the outstanding Swingline Loans. The Agent shall give each Bank notice of such Mandatory Funding by 11:00 a.m. on the date the Mandatory Funding is to be made. Each Bank shall make its portion of the Mandatory Funding available to the Agent for the account of the Swingline Bank in immediately available funds by 1:00 p.m. on the date requested.

         2.2      Loan Accounts and Notes.

         (a) Each Bank, with respect to amounts payable to it under the Credit Documents, and the Agent, with respect to all amounts payable under the Credit Documents, shall maintain on its books in accordance with its usual practice, loan accounts and control accounts, respectively, setting forth each Loan, the applicable interest rate and the amounts of principal, interest and other sums paid and payable from time to time under the Credit Documents with respect thereto; provided, however, that the failure, error or omission by a Bank or the Agent to maintain an account or ledger or to record any information therein shall not diminish or otherwise affect any of the Obligations of the Borrowers under any Credit Document. In the case of any dispute, action or proceeding relating to any amount payable under any Credit Document, the entries in each such account shall constitute conclusive evidence of the accuracy of the information so recorded in the absence of manifest error. In case of a discrepancy between the entries in the Agent's books and any Bank's books, such Bank's books shall be considered correct in the absence of manifest error.

                  (b) In the event any Bank shall so elect by notice to the Company and the Agent, each Borrower shall execute and deliver to such Bank a Revolving Note to evidence the Revolving Loans of such Bank to such Borrower, payable to the order of such Bank in a principal amount equal to the Commitment of such Bank and otherwise duly completed. Each Bank holding such a Revolving
Note is hereby authorized by the respective Borrower executing such Revolving Note to endorse on the schedule (or a continuation thereof) attached to such Revolving Note, to the extent applicable, the date, amount and Type of each Revolving Loan made by such Bank to such Borrower, and each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof received by such Bank and, in the case of Eurodollar Rate Loans, the length of each Interest Period; provided, that any failure by any Bank to make any such endorsement shall not affect the obligations of the Borrower under such Revolving Note or this Agreement in respect of such Revolving Loan.

                  (c) The Company shall execute and deliver to the Swingline Bank the Swingline Note to evidence the Swingline Loans to the Company, payable to the order of the Swingline Bank in a principal amount equal to $2,000,000.

         2.3      Procedure for Borrowing.

                  (a) Each Revolving Borrowing shall be made upon the written notice of the Company acting on behalf of any Borrower in the form of a Notice of Revolving

Borrowing (which notice must be received by the Agent at its Principal Office prior to 11:00 a.m. (i) three Business Days prior to the requested borrowing date, in the case of Eurodollar Rate Loans, and (ii) on the Business Day of the requested borrowing date, in the case of Base Rate Loans), specifying the applicable Borrower and:

                           (A) the amount of the Revolving Borrowing, which shall be in an aggregate minimum principal amount of One Million Dollars ($1,000,000) or any multiple of One Hundred Thousand Dollars ($100,000) in excess thereof;

                           (B) the requested borrowing date, which shall be a Business Day;

                           (C) whether the Revolving Borrowing is to be comprised of Eurodollar Rate Loans or Base Rate Loans; and

                           (D)      the duration of the Interest Period
                  applicable to such Revolving Loans included in such notice, subject to the definition of "Interest Period."

                  (b) Upon receipt of each Notice of Revolving Borrowing, the Agent shall promptly notify each Bank thereof and of the amount of such Bank's Percentage Share of the requested Revolving Borrowing.

                  (c) Each Bank will make available to the Agent for the account of the Borrower an amount equal to such Bank's Percentage Share of a requested Revolving Borrowing at the Principal Office in New York, New York for payment by 3:00 p.m. on the borrowing date requested in funds immediately available to the Agent. Unless any applicable condition specified in Article VII has not been satisfied, the proceeds of all such Loans will then be made available to the applicable Borrower by the Agent at such Principal Office by crediting the account of such Borrower specified in the Notice of Revolving Borrowing with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

                  (d) The Company may, on behalf of the Borrowers, request a maximum of two Revolving Borrowings to be made on the same date, provided that each Revolving Borrowing is in the minimum amount required under clause (A) of
Section 2.3(a), and provided further that after giving effect to any Revolving Borrowing of Eurodollar Rate Loans, not more than five (5) different Interest Periods applicable to outstanding Eurodollar Rate Loans are in effect.

                  (e) The Company may request a Swingline Loan to be made pursuant to telephone request to the Swingline Bank (Attention: Laura McWilliams, 713-235-8887) not later than 3:00 p.m. (Houston, Texas time) on the borrowing date, such telephone notice to be promptly followed by a faxed copy of a completed Notice of Swingline Borrowing delivered to the Swingline Bank (Attention: Laura McWilliams, Fax 713-232-5928, and with a copy faxed to Ann Greer, Loan Administration, Fax 713-693-7467), and to the Agent not later than 3:30 p.m. (Houston, Texas time) on the date of the proposed Swingline Loan, the amount of the Swingline Loan (which shall be in a minimum amount of One Hundred Thousand Dollars ($100,000) or any multiple of One Hundred Thousand Dollars ($100,000) in excess thereof), and the requested borrowing date, which shall be a Business Day. Unless the Swingline Bank has received a Swingline Restriction Notice from the Agent prior to such time (faxed to the attention of Laura McWilliams, Fax 713-232-5928, and a copy faxed to the attention of Ann Greer, Fax 713-693-7467) and has not received a further notice canceling such Swingline Restriction Notice, or the Swingline Bank is otherwise aware that any applicable condition to a borrowing specified in Article VII has not been satisfied, the Swingline Bank may (if it elects to make the requested Swingline Loan) make the proceeds of the requested Swingline Loan directly available to the Company on the borrowing date requested in funds immediately available to the Company, and shall promptly notify the Agent of the making of such Swingline Loan.

         2.4      Conversion and Continuation Elections.

                  (a) The Company may on behalf of any Borrower which has outstanding Revolving Loans, upon irrevocable written notice to the Agent as provided below:

                           (i) elect to convert, on any Business Day, any Base Rate Loans (or any part thereof in an amount not less than One Million Dollars ($1,000,000) or an integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof) into Eurodollar Rate Loans;

                           (ii) elect to convert, on any Interest Payment Date, any Eurodollar Rate Loans maturing on such Interest Payment Date (or any part thereof in an amount not less than One Million Dollars ($1,000,000) or an integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof), into Base Rate Loans; or

                           (iii) elect to renew, on any Interest Payment Date therefor, any Eurodollar Rate Loans (or any part thereof in an amount not less than One Million Dollars ($1,000,000) or an integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof);

provided, that if the aggregate amount of Eurodollar Rate Loans shall have been reduced, by payment, prepayment, or conversion of part thereof, to be less than One Million Dollars ($1,000,000), all such Eurodollar Rate Loans shall automatically convert into Base Rate Loans; and on and after such date the right of the Borrowers to continue such Loans as Eurodollar Rate Loans shall terminate.

                  (b) The Company shall deliver by telecopier, confirmed immediately in writing, a Notice of Conversion/Continuation to be received by the Agent not later than 11:00 a.m. at least (i) three Business Days in advance of the Conversion Date or continuation date, if the Loans are to be converted into or continued as Eurodollar Rate

Loans, and (ii) on the Business Day of the Conversion Date or continuation date, if the Revolving Loans are to be converted into or renewed as Base Rate Loans, specifying:

                           (A) the proposed Conversion Date or continuation date;

                           (B) the aggregate amount of Revolving Loans to be converted or continued;

                           (C) the Type into which such Revolving Loans are to be converted or continued; and

                           (D) the duration of the requested Interest Period, subject to the definition of "Interest Period".

                  (c) If upon the expiration of any Interest Period applicable to Eurodollar Rate Loans, the Company has failed to select a new Interest Period to be applicable to such Eurodollar Rate Loans in accordance with this Agreement, or if any Default shall then have occurred and be continuing, the Company shall be deemed to have elected to convert such Eurodollar Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) Upon receipt of a Notice of Conversion/Continuation, the Agent shall promptly notify each Bank thereof. All conversions and continuations shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans held by each Bank with respect to which such notice was given.

                  (e) Notwithstanding any other provision contained in this Agreement, after giving effect to any conversion or continuation of any Revolving Loans, there shall not be more than five different Interest Periods applicable to outstanding Eurodollar Rate Loans in effect.

                  (f)      Swingline Loans may not be converted or continued.

         2.5      Optional Prepayments of Loans.

                  (a) Subject to Section 5.12, any Borrower may, at any time or from time to time, upon prior notice to the Agent, ratably prepay Revolving Loans made to such Borrower in whole or in part, in amounts of One Million Dollars ($1,000,000) or any multiple of One Hundred Thousand Dollars ($100,000) in excess thereof. Such notice of prepayment (i) shall specify the date and amount of such prepayment and whether such prepayment is of Base Rate Loans or Eurodollar Rate Loans, or any combination thereof, and (ii) shall be given not less than three Business Days' before a prepayment of Eurodollar Rate Loans and by 11:00 a.m. on the date of prepayment of any Base Rate Loans. Such notice shall not thereafter be revocable by the applicable Borrower, and the Agent shall promptly notify each Bank thereof and of such Bank's Percentage Share of such prepayment. If such notice is given, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and the amounts required pursuant to
Section 5.12.

                  (b) The Company may, at any time or from time to time on any Business Day, upon prior telephone notice to the Swingline Bank received by 3:00 p.m. (Houston, Texas time) on such Business Day, prepay Swingline Loans in whole or in part. If such notice is given, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid. The Swingline Bank shall promptly thereafter notify the Agent of the amount prepaid.

         2.6      Mandatory Prepayments of Loans.

                  (a) Loan Sublimit. If on any date, the aggregate outstanding principal balance of Loans shall exceed the Loan Limit, the Company shall cause one or more Borrowers on such date to repay Loans in an aggregate amount equal to the lesser of (i) such excess or (ii) the Loans then outstanding, together with any amount required to be paid in connection therewith pursuant to Section 5.12.

                  (b) Borrowing Base Exposure/Net Borrowing Base. If on any date, Borrowing Base Exposure shall exceed the Net Borrowing Base, the Company shall cause one or more Borrowers on such date to prepay Loans in an aggregate amount equal to the lesser of (i) such excess or (ii) the Loans then outstanding, together with any amount required to be paid in connection therewith pursuant to Section 5.12.

                  (c) Total Commitment Reduction. If on any date the Total Commitment is reduced pursuant to Section 4.7, the Aggregate Exposure shall exceed the amount of the Total Commitment after giving effect to the reduction thereof, the Company shall cause one or more Borrowers on such date to prepay Loans in an aggregate amount equal to the lesser of (i) such excess or (ii) the Loans then outstanding, together with any amount required to be paid in connection therewith pursuant to Section 5.12.

                  (d) Asset Sale. On the date of any Obligor's receipt of Net Cash Proceeds of any Asset Sale, the Company shall cause one or more Borrowers on such date to prepay Loans in an aggregate amount equal to the lesser of (i) the Net Cash Proceeds of such Asset Sale or (ii) the Loans then outstanding, together with any amount required to be paid in connection therewith pursuant to Section 5.12.

                  (e) Extraordinary Receipt. On the date of any Obligor's receipt of Net Cash Proceeds of any Extraordinary Receipt, the Company shall cause one or more Borrowers on such date to prepay Loans in an aggregate amount equal to the lesser of (i) the Net Cash Proceeds of such Extraordinary Receipt or (ii) the Loans then outstanding, together with any amount required to be paid in connection therewith pursuant to Section 5.12.

                  (f) Equity Issuance. On the date of the Company's receipt of Net Cash Proceeds of any Equity Issuance, the Company shall cause one or more Borrowers on such date to prepay Loans in an aggregate amount equal to the lesser of (i) the Net Cash Proceeds of such Equity Issuance or (ii) the Loans then outstanding, together with any amount required to be paid in connection therewith pursuant to Section 5.12.

                  (g) Application of Prepayments. Any prepayments by a Borrower pursuant to this Section 2.6 made on a day other than an Interest Payment Date for any Loan outstanding to such Borrower shall be applied first to any Base Rate Loans to such Borrower then outstanding and then to Eurodollar Rate Loans to such Borrower with the shortest Interest Periods remaining; provided, however, that if the amount of Base Rate Loans then outstanding is not sufficient to satisfy the entire prepayment requirement, the applicable Borrower may, at its option, place any amounts which would otherwise be required to be used to prepay Eurodollar Rate Loans on a day other than the last day of the Interest Period therefor in the Cash Collateral Account until the end of such Interest Period at which time such pledged amounts will be applied to repay such Eurodollar Rate Loans.

         2.7      Repayment of Loans.

                  (a) Each Borrower agrees to repay to the Agent, at the Principal Office of the Agent in New York, New York, for the account of the Banks, the unpaid principal balance of all Revolving Loans made to such Borrower on or before the Maturity Date.

                  (b) The Company agrees to repay to the Swingline Bank at its office designated on Annex C, for the account of the Swingline Bank, the unpaid principal balance of each Swingline Loan, together with all accrued and unpaid interest thereon, on or before the earlier of (i) three (3) Business Days before the Maturity Date or (ii) the date five (5) Business Days after the date such Swingline Loan was made. In the event Revolving Loans are available in accordance with the terms and conditions of this Agreement on the date a Swingline Loan must be repaid, the Company may request a Revolving Borrowing on such date to repay such Swingline Loan. The Swingline Bank shall promptly notify the Agent of each repayment of a Swingline Loan or any failure on the part of the Company to repay a Swingline Loan on the date due.

         2.8      Interest.

                  (a) Each Swingline Loan shall bear interest on the outstanding principal amount thereof from the date when made until it is paid in full at a rate per annum equal to (i) on any day when no Event of Default has occurred and is continuing, the Base Rate plus one percent (1%), and (ii) on any day when an Event of Default has occurred and is continuing, the Base Rate plus three percent (3%). Each Revolving Loan shall bear interest on the outstanding principal amount thereof from the date when made until it is paid in full at a rate per annum equal to the Eurodollar Rate or the Base Rate, as the case may be, plus the Applicable Margin.

                  (b) Provided no Event of Default has occurred and is continuing, interest on each Revolving Loan shall be payable in arrears on each Interest Payment Date and interest on each Swingline Loan shall be payable in arrears on the date such

Swingline Loan is due and payable in full. Interest shall also be due on the date of any prepayment of Loans pursuant to Sections 2.5 and 2.6 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof. After the occurrence and during the continuation of any Event of Default or after acceleration, any accrued interest shall be due on demand.

         2.9      Affiliates; Lending Offices.

                  (a) Any Bank may, if it so elects, fulfill its lending or payment obligations by causing a branch, foreign or otherwise, or an Affiliate of such Bank to make any Loan or payment to be made by such Bank hereunder and may transfer and carry any such Loan at, to or for the account of any branch office or Affiliate of such Bank; provided, that in such event, for the purposes of this Agreement, any such Loan shall be deemed to have been made by such Bank and the obligation of the applicable Borrower to repay such Loan shall nevertheless be to such Bank and shall be deemed to be held by such Bank, to the extent of such Loan, for the account of such branch or Affiliate.

                  (b) Notwithstanding any provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit.

                                   ARTICLE III
                                LETTERS OF CREDIT

         3.1      Issuance of Letters of Credit.

                  (a) From time to time, on any Business Day during the period from the Closing Date to the date 15 Business Days prior to the Maturity Date, on the terms and subject to the conditions set forth in this Agreement, the Company may, on behalf of any Borrower, request the Issuing Bank to issue, and each Bank to participate in, Standby LCs and Commercial LCs for the account of such Borrower; provided, however, that: (i) the Issuing Bank shall not be obligated to issue any Letter of Credit, nor shall any Bank be obligated to participate in the same, if, after giving effect to such issuance, (x) the Aggregate Exposure would exceed the Total Commitment or (y) Borrowing Base Exposure would exceed the Net Borrowing Base; and (ii) the application for any requested Letter of Credit, and any customary instruments and agreements relating thereto must be satisfactory in form and substance to the Issuing Bank. Any Letter of Credit shall be denominated in Dollars or an Alternative Currency.

                  (b) Concurrently with the issuance of each Letter of Credit by the Issuing Bank, each Bank shall be deemed to have purchased, and hereby agrees to purchase, irrevocably and unconditionally, from the Issuing Bank, without recourse, an undivided interest and participation in the related Letter of Credit Obligation in an amount equal to the product of (i) its Percentage Share and (ii) the Letter of Credit Obligation related to such Letter of Credit (or, if applicable, the Dollar Equivalent thereof).

                  (c) Each issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Bank in an amount equal to such Bank's Percentage Share of the Letter of Credit Obligations related to such Letter of Credit (or, if applicable, the Dollar Equivalent thereof).

                  (d) The Issuing Bank shall not be obligated to issue any Letter of Credit under this Agreement if such issuance would conflict with, or cause any Borrower, the Issuing Bank, or any Bank participating in a Letter of Credit to be in violation of any Legal Requirement, including any prohibition of the foreign assets control regulations of the United States Treasury Department, or after the Issuing Bank or any Bank has promptly notified the Agent that it cannot, for any reason, issue or participate in a Letter of Credit. If a Letter of Credit will not be issued because of either of the reasons stated in the preceding sentence and the failure to issue was not due to any Borrower's or any Bank's violation of any Legal Requirement, the applicable Borrower may obtain such letter of credit from a third party to the extent permitted by Section 9.4.

         3.2      Use of Letters of Credit.

                  (a) A Standby LC shall be issued for the account of a Borrower only for the following purposes: (i) to provide guarantees of certain obligations of such Borrower such as bid, advance payment, retention release, customs, warranty and performance guarantees, (ii) to provide counter guarantees in support of bank guarantees issued for the account of such Borrower outside the U. S. for the purposes set forth in Section 3.2(a)(i), (iii) to support local currency borrowings of such Borrower outside the U. S., (iv) to support judicial proceedings of such Borrower, (v) for any other purpose in the ordinary course of business of such Borrower, and (vi) for any other purpose agreed to by the Required Banks.

                  (b) A Commercial LC shall be issued for the account of a Borrower only in support of trade obligations incurred in the ordinary course of business of such Borrower and must have a maximum term (subject to Section 3.2(c)) of one year.

                  (c) No Letter of Credit shall have an expiration date (including all rights of renewal) later than five (5) Business Days prior to the Maturity Date.

                  (d) For the purpose of ensuring compliance with the borrowing limitations set forth herein, the Agent may (but shall not be obligated to) at any time determine the equivalent in Dollars of the face amount of each Letter of Credit denominated in an Alternative Currency by using the quoted spot rate at which CLNY's office in New York, New York offers to sell Dollars for such Alternative Currency in New York City at 2:00 p.m. on any such determination date. If no such spot rate is quoted, the Agent may use a spot quote determined by any other reasonable method.

         3.3      Issuance Procedures.

                  (a) Each Letter of Credit shall be issued upon the request of the Company on behalf of any Borrower, received by the Issuing Bank (with a copy to the Agent) not later than 3:00 p.m. three Business Days prior to the requested date of issuance. Upon receipt of such request, the Issuing Bank will request the Agent to determine that after giving effect to the issuance of the Letter of Credit so requested, the Aggregate Exposure will not exceed the Total Commitment, and Borrowing Base Exposure will not exceed the Net Borrowing Base, and the Agent will promptly notify the Issuing Bank of such determination. The Agent will promptly notify each Bank of each request for issuance of a Letter of Credit.

                  (b) Each request for issuance of a Letter of Credit shall be made in writing to the Agent and the Issuing Bank by telecopier and confirmed by delivery (not more than one Business Day thereafter) of a Letter of Credit Application and Agreement, in the case of a Standby LC, in the form of Exhibit G-1, and, in the case of a Commercial LC, in the form of Exhibit G-2 (each, an "LC Application"). Each request for issuance of a Letter of Credit shall specify, among other things: (i) the proposed date of issuance (which shall be a Business Day); (ii) the Person on whose behalf the Letter of Credit is to be issued; (iii) the face amount of the Letter of Credit; (iv) the date of expiration of the Letter of Credit; (v) the name and address of the beneficiary thereof; (vi) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vii) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; (viii) other proposed terms of such Letter of Credit; (ix) the nature of the transaction proposed to be supported by such Letter of Credit; and (x) whether such Letter of Credit is a Performance SBLC, a Financial SBLC or a Commercial LC. The Company shall furnish such additional information regarding such transaction as the Agent or the Issuing Bank may reasonably request in writing.

                  (c) The Issuing Bank shall notify the Agent of each issuance of a Letter of Credit on the date such Letter of Credit is issued and on the date of such issuance inform the Agent by telecopier of the type, amount and expiration date of such Letter of Credit. The Agent shall promptly notify the Banks of each issuance of a Letter of Credit by the Issuing Bank.

                  (d) Any request for an amendment to any previously issued Letter of Credit shall (i) be received by the Agent and the Issuing Bank not later than 3:00 p.m. two Business Days prior to the date of the proposed amendment in writing by telecopier, (ii) shall be signed by the Company on behalf of the Borrower for whose account such Letter of Credit was issued, and
(iii) if a request for an extension, request a new expiry date not later than five (5) Business Days prior to the Maturity Date. The Issuing Bank shall notify the Agent by telecopier of each amendment made to any Letter of Credit on the date of such amendment, and the Agent shall notify the Banks thereof. The Issuing Bank shall promptly notify the Company if for any reason the Issuing Bank does not intend to execute the requested amendment on or before the date specified in the Company's written request and shall specify the reasons therefore.

                  (e) Notwithstanding any provision of any LC Application to the contrary, in the event of any conflict between the terms of any such LC Application and the terms of this Agreement, the terms of this Agreement shall control with respect to provisions relating to events of default, representations and warranties, and covenants in the respective documents, except that such LC Application may provide for further warranties relating specifically to the transaction or affairs underlying such Letter of Credit.

                  (f) Each Commercial LC shall be subject to the UCP and, to the extent not inconsistent therewith, the laws of the State of New York. Each Standby LC shall be subject to the UCP or the ISP 98 and, to the extent not inconsistent therewith, the laws of the State of New York.

         3.4      Drawings and Reimbursements.

                  (a) If, in accordance with its standard operating procedures, the Issuing Bank determines that a demand for payment under a Letter of Credit conforms to the terms and conditions of such Letter of Credit, the Issuing Bank shall, as soon as reasonably practicable, give notice to the Company and the Agent of the date the Issuing Bank will make payment in connection with such Letter of Credit in accordance with the terms thereof. The Agent shall promptly notify the Banks of such date. Each Bank and each Borrower acknowledges that the Issuing Bank shall have no greater responsibility in the operation of the Letters of Credit than is specified in the UCP or the ISP 98, as applicable. If at any time the Issuing Bank shall have made a payment to a beneficiary of a Letter of Credit in respect of a drawing under such Letter of Credit, the Issuing Bank shall promptly notify the Company and the Agent (and the Agent shall thereafter notify each Bank).

                  (b) Each Borrower unconditionally and irrevocably agrees to pay to the Issuing Bank, on the date of any payment by the Issuing Bank of a drawing under any Letter of Credit issued for the account of such Borrower, an amount equal to the amount paid by the Issuing Bank in respect of such drawing or, if applicable, the Dollar Equivalent of such amount (such payment obligation of each Borrower herein called, a "Reimbursement Obligation"). If any Reimbursement Obligation is not paid when due (whether directly, by means of a Revolving Borrowing of Base Rate Loans as provided in Section 3.4(c), or by application of any funds in the Cash Collateral Account), the respective Borrower agrees to pay interest accrued on the principal amount thereof from the date it became due until it is paid in full to the Issuing Bank at a rate per annum equal to the Default Rate, such interest due and payable on demand. Each such Reimbursement Obligation and the respective Borrower's obligation to pay interest thereon as set forth herein is irrevocable and unconditional with respect to any amount paid by the Issuing Bank under any Letter of Credit issued for the account of such Borrower, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly WAIVED by each Borrower.

                  (c) Subject to the terms and conditions of this Agreement, each Borrower may satisfy its Reimbursement Obligation by causing the Company to request a Revolving Borrowing of Base Rate Loans prior to 11:00a.m. on the date due in accordance with Section 2.1(a), the proceeds of which Loans will be used to pay such Reimbursement Obligation to the Issuing Bank.

                  (d) If on any date a Reimbursement Obligation is due (i) the Company shall fail to deliver a timely Notice of Revolving Borrowing pursuant to Section 2.3(a) requesting Base Rate Loans in an amount sufficient to pay such Reimbursement Obligation, or for any reason such a Revolving Borrowing cannot be made, (ii) the respective Borrower shall fail to request the Agent to apply funds contained in the Cash Collateral Account to pay such Reimbursement Obligation, or there shall be insufficient funds available for payment thereof in the Cash Collateral Account, and (iii) the respective Borrower shall otherwise fail to pay a Reimbursement Obligation by 11:00 a.m. on the date such Reimbursement Obligation is due, then the Issuing Bank shall promptly notify the Agent and the Agent shall promptly notify the other Banks. Each Bank will pay to the Agent for the account of the Issuing Bank an amount equal to such Bank's Percentage Share of such unpaid Reimbursement Obligation (such payment by each Bank to be made on the same date such Bank receives such notice, provided such notice is received by 12:00 noon, and otherwise by 10:00 a.m. on the next succeeding Business Day), together with interest on such amount for each day from the date of such Bank's receipt of such notice from the Agent (or, if such notice is received after 12:00 noon on such date, from the next succeeding Business Day) to the date of payment by such Bank of such amount at a rate of interest per annum equal to the Federal Funds Rate from time to time in effect during such period.

                  (e) Upon and only upon receipt by the Issuing Bank of funds from, or on behalf of, a Borrower, (i) in respect of a Reimbursement Obligation with respect to which any Bank has theretofore made a payment to the Issuing Bank pursuant to Section 3.4 (c) or (d), or (ii) in payment of interest thereon, the Issuing Bank will pay to each Bank through the Agent, in the same funds as those received by the Issuing Bank, such Bank's pro rata share of such funds.

                  (f) If the Issuing Bank is required at any time to return to a Borrower or to a trustee, receiver, liquidator, custodian or other similar official any portion of the payments made by such Borrower to the Issuing Bank in respect of a Reimbursement Obligation or interest thereon, each Bank shall, on demand of the Agent, forthwith pay to the Issuing Bank its Percentage Share of any amounts so returned by the Issuing Bank, plus interest thereon from the date such demand is made to the date such amounts are paid by such Bank to the Issuing Bank at a rate per annum equal to the Federal Funds Rate.

                  (g) If any Borrower ever alleges gross negligence or willful misconduct by the Issuing Bank or the Issuing Bank has honored a Letter of Credit in violation of applicable law, the full amount of the Reimbursement Obligation provided for in this Section 3.4 shall nonetheless be paid upon demand, subject to later adjustment or reimbursement at such time, if any, as a court of competent jurisdiction enters a final judgment as to the extent and effect of any alleged gross negligence or willful misconduct. The Issuing Bank will pay to the Agent for the account of each Bank such Bank's Percentage Share of all amounts received from any Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Bank has made payment to the Issuing Bank in respect of such Letter of Credit.

         3.5      Cash Collateralization.

                  (a) If, after giving effect to any mandatory prepayment of Loans under Section 2.6(b), the Borrowing Base Exposure still exceeds the Net Borrowing Base as reduced, then the Borrowers shall promptly thereafter deposit funds into the Cash Collateral Account in the amount of such excess to secure the outstanding Obligations.

                  (b) If, after giving effect to any mandatory prepayment of Loans under Section 2.6(c), the Aggregate Exposure still exceeds the Total Commitment, then the Borrowers shall promptly thereafter deposit funds into the Cash Collateral Account in the amount of such excess to secure the outstanding Obligations.

                  (c) On the date of any Asset Sale, if after giving effect to the mandatory prepayment of Loans required pursuant to Section 2.6(d), the Borrowing Base Exposure then outstanding would exceed the Net Borrowing Base (adjusted by reducing the Net Borrowing Base by the value (if any) previously given to the asset sold in the Net Borrowing Base and by adding to the Net Borrowing Base the value of any Net Cash Proceeds from the sale eligible for inclusion in the Net Borrowing Base), then the Borrowers shall promptly thereafter deposit funds into the Cash Collateral Account in the amount of such excess to secure the outstanding Obligations.

         3.6      Role of the Issuing Bank.

                  (a) The Issuing Bank will exercise and give the same care and attention to the Letters of Credit issued by it as it gives to other letters of credit issued by it.

                  (b) Each Bank agrees that, in paying any drawing under any Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any document expressly required by the terms of such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any document or the authority of the Person delivering any document. None of the Issuing Bank or any of their representatives, officers, employees or agents shall be liable to any Bank for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Required Banks; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) any action taken or omitted affecting the execution, effectiveness, genuineness, validity or enforceability of any Letter of Credit or any other document contemplated hereby or thereby.

                  (c) All Letters of Credit issued by the Issuing Bank pursuant to this Agreement shall be evidenced by entries in records maintained by the Issuing Bank, which records shall be conclusive evidence, absent manifest error, of all of the Letter of Credit Obligations and the Reimbursement Obligations. Failure by the Issuing Bank to record the issuance of any Letter of Credit or any payment or reimbursement with respect thereto or any error in so recording any such fact, shall not, however, limit or otherwise affect any of the Letter of Credit Obligations or Reimbursement Obligations.

                  (d) So long as the Issuing Bank shall have acted in good faith, the Issuing Bank shall not be responsible to any Obligor for, and such Bank's right to reimbursement, indemnification, and other payments under this Agreement and the other Credit Documents shall not be impaired by, (i) any act or omission for which banks are relieved of responsibility under the UCP, (ii) any recommendation or failure to recommend the inclusion or exclusion of any term or wording in a Letter of Credit, or (iii) honor or dishonor or refusal of any demand under a Letter of Credit following any Obligor's refusal to confirm that such demand is entitled to be honored or that such Bank is entitled to be reimbursed therefor. No Bank shall be liable for any special, indirect or consequential damages in connection with any Letter of Credit.

         3.7 Obligation to Reimburse for, or Participate in, Letters of Credit. Each Borrower's obligation to reimburse the Issuing Bank for payments and disbursements made by the Issuing Bank under any Letter of Credit requested by such Borrower honoring a demand for payment by the beneficiary thereunder, and each Bank's obligation to participate in such payments and disbursements in accordance with this Agreement, shall be irrevocable, absolute and unconditional under any and all circumstances, including the following circumstances:

                  (a) any lack of validity or enforceability of this Agreement, any Letter of Credit, any LC Application, or any other agreement or instrument relating thereto (collectively, the "LC Related Documents");

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of any Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to or departure from all or any of the LC Related Documents;

                  (c) the existence of any claim, set-off, defense or other right that any of the Borrowers may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Agent, the Issuing Bank or any other Person, whether in connection with this Agreement or any other Credit Document, the transactions contemplated by the LC Related Documents or any unrelated transaction;

                  (d) any draft, certificate, statement or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect other than if such payment resulted from the gross negligence or willful misconduct of the Agent or the Issuing Bank;

                  (e) payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not comply with the terms of any Letter of Credit other than if such payment resulted from the gross negligence or willful misconduct of the Issuing Bank;

                  (f) any exchange, release or non-perfection of any collateral or Lien, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of any Borrower, in respect of any Letter of Credit; or

                  (g) any other circumstance or happening whatsoever whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any account party other than a circumstance constituting gross negligence or willful misconduct on the part of the Agent or the Issuing Bank.

         3.8 Indemnification by the Banks. The Banks severally agree to indemnify the Agent, the Issuing Bank and each officer, director, employee, agent and Affiliate of the Agent or the Issuing Bank ratably according to their respective Percentage Shares, to the extent not reimbursed by the Borrowers, from and against any and all actions, causes of action, suits, losses, liabilities, damages, expenses, attorneys' fees and costs which may at any time (including, at any time following the payment of any of the Reimbursement Obligations) be imposed on, incurred by or asserted against such Person in any way relating to or arising out of the issuance of, transfer of, or payment or failure to pay under any Letter of Credit or the use of proceeds of any payment made under any Letter of Credit; provided, however, that no Bank shall be liable for the payment of any portion of such actions, causes of action, suits, losses, liabilities, damages and expenses which a court of competent jurisdiction finally shall have determined in a final proceeding to have arisen solely by reason of such Person's gross negligence or willful misconduct.

         3.9      Special Provisions Relating to Commercial LCs.

                  (a) The Borrowers will obtain, or cause to be obtained, insurance on all goods which are the subject of any Commercial LC. Such insurance will cover fire and other usual insurable risks and such additional risks as the Issuing Bank may reasonably request. The Borrowers irrevocably authorize and empower the Issuing Bank to collect the proceeds of any of the aforementioned insurance which would be payable to any of the Borrowers and apply such proceeds, to the extent any of the Borrowers is a loss payee or otherwise has the right to collect the proceeds of such insurance, against such Borrower's Reimbursement Obligations to the Banks with respect to the Commercial LC to which such proceeds relate.

                  (b) Except as disclosed in writing to the Agent concurrently with the delivery of the relevant LC Application, each Borrower represents and warrants to the Banks that it has obtained all import and export licenses and other governmental approvals required for the goods and the documents described in any Commercial LC.

                  (c)      (i)      Each Borrower hereby grants to the Agent for
the benefit of the Banks a security interest in such Borrower's right, title and interest in and to the following described property, whether now owned or hereafter acquired by the Borrowers (the "LC Collateral"):

                           (A) All goods and documents described in any Commercial LC;

                           (B) All negotiable and nonnegotiable documents of title covering any of the above described property;

                           (C) All rights under contracts of insurance covering any of the above-described property;

                           (D) All deposit accounts now or hereafter maintained by such Borrower with any Bank with respect to any Commercial LC; and

                           (E) All proceeds of any of the above described property.

                           (ii) The LC Collateral secures and will secure all obligations and liabilities of such Borrower to the Banks with respect to any Commercial LC, whether now existing or hereafter incurred or created, whether due or to become due, and whether absolute or contingent.

         3.10 Additional Costs in Respect of Letters of Credit. If there shall be imposed, modified or deemed applicable any tax, reserve, special deposit or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued under this Agreement or participations in such Letters of Credit, and the result shall be to increase the cost to the Issuing Bank or any other Bank of issuing or maintaining any Letter of Credit or any participation therein, or reduce any amount receivable by the Issuing Bank or any other Bank in respect of any Letter of Credit or any participation therein (which increase in cost, or reduction in amount receivable, shall be the result of the Issuing Bank's or such other Bank's reasonable allocation of the aggregate of such increases or reductions resulting from such event), the Issuing Bank or such other Bank shall notify the Company through the Agent, and upon demand therefor by the Issuing Bank or such other Bank through the Agent, each Borrower shall pay to the Issuing Bank or such other Bank, from time to time as specified by the Issuing Bank or such other Bank, such additional amounts as shall be sufficient to compensate the Issuing Bank or such other Bank for such increased costs or reductions in amount. Before making such demand pursuant to this Section 3.10, the Issuing Bank or such other Bank will designate a different available Lending Office for the Letter of Credit or participation or take such other action as the Company may reasonably request, if such designation or action would avoid the need for, or reduce the amount of, such compensation and would not, in the sole opinion of the Issuing Bank or such other Bank, be disadvantageous to the Issuing Bank or such other Bank. A statement as to such increased costs or reductions in amount incurred by the Issuing Bank or such other Bank, submitted by the Issuing Bank or such other Bank to the Company, shall be conclusive as to the amount thereof, absent manifest error, and may be prepared using any reasonable averaging and attribution method.

         3.11     Change of Status of Letter of Credit and Indemnity.

                  (a) If any Letter of Credit is identified as a Performance SBLC by the Company in its issuance request pursuant to Section 3.3(b), and the Agent or the Issuing


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
Bank determines prior to the issuance thereof that it should be identified as a Financial SBLC, then the Agent or the Issuing Bank shall so notify the Company, and, upon confirmation by the Company that it still requests that such Letter of Credit be issued, such Letter of Credit shall be issued in accordance with the terms of this Agreement as a Financial SBLC, and the letter of credit fees payable in respect thereof shall be those applicable to Financial SBLCs.

                  (b) If any Letter of Credit is identified as a Performance SBLC by the Company in its issuance request pursuant to Section 3.3(b), and after the issuance thereof such Letter of Credit is subsequently identified as a Financial SBLC, whether by the Company, the Issuing Bank, the Agent, any Bank or any other Person, such Letter of Credit shall thereupon be reclassified as a Financial SBLC and the letter of credit fees payable with respect thereto shall thereafter be those applicable to Financial SBLCs and shall be payable from and after the issuance date of such Letter of Credit. The Company shall pay to the Agent for the benefit of the Banks within three Business Days of such re-classification and demand therefore, such additional fees as may then be due and payable as a result of such reclassification.

                  (c) TO THE FULLEST EXTENT PERMITTED BY LAW, THE COMPANY HEREBY AGREES TO INDEMNIFY THE AGENT, THE ISSUING BANK AND THE BANKS AND HOLD EACH OF THEM HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS OR EXPENSES WHICH MAY ARISE OR BE ASSERTED AGAINST ANY OF THEM IN CONNECTION WITH, OR AS A CONSEQUENCE OF, ANY MISIDENTIFICATION OF A LETTER OF CREDIT AS A PERFORMANCE SBLC.

                                   ARTICLE IV
                      AVAILABILITY AND COLLATERAL SECURITY

         4.1 Determination of Gross Borrowing Base; Borrowing Base Components. At any time while the Obligations are outstanding, there shall be in effect a "Gross Borrowing Base" determined in accordance with this Section 4.1. The "Gross Borrowing Base" shall at any time be determined by reference to the most recent Borrowing Base Certificate in effect, and shall be equal to the sum (without duplication) of the following components (each, a "Borrowing Base Component"):

                  (a) An amount equal to the sum of (A) 100% of cash and Cash Equivalents of the Obligors in Designated Currencies (excluding any such cash and Cash Equivalents in the Cash Collateral Account), and (B) 50% of the Dollar Equivalent (determined using prevailing exchange rates on the date of delivery of the then most recent Borrowing Base Certificate) of cash of the Obligors in currencies other than Designated Currencies, which currencies are approved by the Agent in its sole reasonable discretion; provided that all cash and Cash Equivalents used to determine this Borrowing Base Component shall be in an Acceptable Bank Account; and provided further that if the value of the items set forth in clause (B) exceeds the product of the value of the items set forth in clause (A) multiplied by three (3), this Borrowing Base Component shall be deemed to be an amount equal to the product of the value of the items set forth in clause (A) multiplied by four (4);

                  (b)      85% of Tier 1 Receivables;

                  (c)      70% of Tier 2 Receivables;

                  (d)      40% of Tier 3 Receivables;

                  (e) 65% of the sum of Tier 1 Revenue Accruals plus Tier 1 JV Interests;

                  (f) 50% of the sum of Tier 2 Revenue Accruals plus Tier 2 JV Interests;

                  (g) 30% of the sum of Tier 3 Revenue Accruals plus Tier 3 JV Interests;

                  (h) 65% of Tier 1 Contract Cost and Recognized Income Not Yet Billed;

                  (i) 50% of Tier 2 Contract Cost and Recognized Income Not Yet Billed;

                  (j) 30% of Tier 3 Contract Cost and Recognized Income Not Yet Billed;

                  (k) 40% of Class A Property, Plant and Equipment and Spare Parts; and;

                  (l) 20% of Class B Property, Plant and Equipment and Spare Parts;

provided, that (1) in all events the Borrowing Base Components set forth in (a) through (j) above shall aggregate not less than 50% of the Gross Borrowing Base, and if the aggregate value attributed as of any date to (k) and (l) above in the absence of this proviso would cause that not to be the case, then such aggregate value shall be reduced to the extent necessary to comply with this proviso; and
(2) the sum of Borrowing Base Components (e) through (j) above shall always be less than 50% of an amount equal to the sum of Borrowing Base Components (a) through (j) above, and if the aggregate value attributed to Borrowing Base Components (e) through (j) above in the absence of this proviso would cause that not to be the case, then such aggregate value shall be reduced to the extent necessary to comply with this proviso.

         4.2 Borrowing Base Reporting. In addition to any reporting requirements set forth in Section 8.1, not later than 45 days after and as of the end of each month, except for December which shall be not later than 60 days after the end of such month, the Company shall supply the Agent, in form and detail reasonably satisfactory to the Agent,


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
a Borrowing Base Certificate, executed by a Responsible Officer and in sufficient copies for the Banks. Each Borrowing Base Certificate shall set forth the Company's determination of the Gross Borrowing Base, Adjusted EBITDA, Local Debt, and the Net Borrowing Base, and shall include Annexes (as referenced therein) which provide the Agent the following information relating to the calculation of the Gross Borrowing Base and Net Borrowing Base:

                           (i)      a listing, including a reasonable
         description and value, of all Cash Equivalents;

                           (ii) a listing of Receivables, aged from the date of invoice, including the name of each debtor, and grouping such Receivables by whether they are Tier 1, Tier 2 or Tier 3 Receivables;

                           (iii) a listing of all Revenue Accruals, in each case including a reasonable description and value and the name of each debtor, and grouping such Revenue Accruals by whether they are Tier 1, Tier 2 or Tier 3 Revenue Accruals;

                           (iv)     a listing of all Contract Cost and
         Recognized Income Not Yet Billed, including a reasonable description and value and the name of each debtor, and grouping such Contract Cost and Recognized Income Not Yet Billed by whether they are Tier 1, Tier 2 or Tier 3 Contract Cost and Recognized Income Not Yet Billed;

                           (v) a listing of all JV Interests, in each case including a reasonable description and value and the name of each applicable Obligor JV Partner and the Material Joint Venture, and grouping such JV Interests by whether they are Tier 1, Tier 2 or Tier 3 JV Interests.

                           (vi) a listing of all Property, Plant and Equipment and Spare Parts, including the owner, net book value and location of all such property, and grouping such Property, Plant and Equipment and Spare Parts by whether they are Class A or Class B Property, Plant and Equipment and Spare Parts; and

                           (vii) a listing of Indebtedness comprising Local Debt, the Company's calculation of Local Debt, and the Company's calculation of Adjusted EBITDA from the preceding fiscal quarter end.

         4.3 Audits of Collateral. On an annual basis commencing on the date six months following the Closing Date and on each anniversary of such date thereafter, the Agent may, and shall upon the request of the Required Banks, conduct, or hire a third party to conduct, on behalf of the Secured Parties and at the Company's expense, a general audit, a field audit or on-site inspection of the properties of the Obligors constituting Collateral. In addition, following the occurrence of an Event of Default and at any time thereafter while such Event of Default is continuing, the Agent may (and shall, on the instruction of the Required Banks) conduct, or hire a third party to conduct, on behalf of the Secured Parties and at the Company's expense, a general audit, a field audit or on-site inspection of the properties of the Obligors constituting Collateral. Any audit of Collateral requested by the Agent or the Required Banks to be conducted at any time other than the foregoing times shall be done at the expense of the Banks, but the Obligors shall cooperate with and facilitate such request.

         4.4 Net Borrowing Base. The Agent shall confirm or verify the Borrower's calculation of the Net Borrowing Base set forth in each Borrowing Base Certificate delivered pursuant to Section 4.2, and shall promptly notify each of the Company and the Banks of the results thereof and provide to each Bank a copy of the related Borrowing Base Certificate.

         4.5      Elections to Participate and Elections to Terminate.

                  (a) Election to Participate. Each Election to Participate shall be duly executed on behalf of an electing Designated Subsidiary (the "Participating Subsidiary") in such number of copies as the Agent may request. Upon delivery of an Election to Participate and satisfaction of the conditions precedent set forth in Section 7.3, (i) the Net Borrowing Base shall be recalculated so as to include therein all values with respect to property and Local Debt of such Participating Subsidiary, and (ii) each Bank's Commitment hereunder shall thereafter include a commitment to lend to such Subsidiary or to issue Letters of Credit for the account of such Participating Subsidiary. The Agent shall promptly give notice to the Banks and to each of the Obligors of the receipt of any Election to Participate. Each Obligor understands and agrees that no further acknowledgement or consent from, or notice to, such Obligor shall be necessary to give effect to any Election to Participate that becomes effective in accordance with this Section.

                  (b) Election to Terminate. Each Election to Terminate shall be duly executed on behalf of the electing Designated Subsidiary (the "Terminating Subsidiary") in such number of copies as the Agent may request. Upon delivery of an Election to Terminate, and as a condition precedent to the effectiveness thereof, (i) on the effective date of such Election to Terminate all Obligations of the Terminating Subsidiary shall have been paid in full, (ii) the Net Borrowing Base shall be recalculated as to exclude all values included therein with respect to property and Local Debt of such Terminating Subsidiary, and (iii) any action required under Section 2.6(b) as a result thereof shall have been taken with respect to the Borrowing Base Exposure then in effect. Upon the delivery of any Election to Terminate, the Commitment of each Bank to lend to or to issue Letters of Credit for the account of such Subsidiary shall terminate. No Permanent Borrower may deliver an Election to Terminate, and no Election to Terminate with respect to any Permanent Borrower shall be effective for any purpose. The Agent shall promptly give notice to the Banks and to each of the Obligors of the receipt of any Election to Terminate. Each Obligor understands and agrees that no further acknowledgement or consent from, or notice to, such Obligor shall be necessary to give effect to any Election to Terminate that becomes effective in accordance with this Section.

         4.6 Voluntary Termination or Reduction of Commitments. The Company may, upon not less than three Business Days' prior notice to the Agent, terminate the


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
Commitments or permanently reduce the Total Commitment by an aggregate minimum amount of One Million Dollars ($1,000,000) or any multiple of One Hundred Thousand Dollars ($100,000) in excess thereof; provided, that no such reduction or termination shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the then outstanding Aggregate Exposure would exceed the Total Commitment then in effect; and provided further, that once reduced in accordance with this Section 4.5, the Commitments may not thereafter be increased except as provided in Section 4.8. Any reduction of the Total Commitment shall be applied pro rata to each Bank's Commitment in accordance with such Bank's Percentage Share. Such notice shall not thereafter be revocable by the Borrowers, and the Agent shall promptly notify each Bank thereof and of such Bank's Percentage Share of any reduction of the Total Commitment.

         4.7 Mandatory Reduction of Total Commitment. Upon the date of receipt by the Company or any of its Subsidiaries of any Net Cash Proceeds of any Financing Transaction, the Total Commitment shall automatically and permanently be reduced by an amount equal to such Net Cash Proceeds. Any reduction of the Total Commitment pursuant to this Section 4.7 shall be applied to ratably reduce the Commitment of each Bank by an amount equal to such Bank's Percentage Share of the amount of the mandatory reduction of the Total Commitment.

         4.8 Optional Increase of Total Commitment. Provided no Default or Event of Default has occurred and is continuing, the Company may, with the consent of the Agent, by written notice to the Agent and the Banks request that the Total Commitment be increased up to $150,000,000. Upon the Company's receipt of incremental commitments from such Banks that may agree to provide an increased Commitment hereunder (there being no obligation on the part of any Bank at any time hereunder to increase such Bank's Commitment) and/or commitments from Persons willing to become a Bank with a Commitment hereunder, then such increase of the Total Commitment shall become effective (the "Increase Effective Date") when the following conditions precedent have been satisfied and the Agent shall have notified the parties hereto to such effect:

                  (a) The Company shall have delivered to the Agent, with sufficient copies for each Bank (A) a certificate of the Chief Financial Officer of the Company addressed to the Banks to the effect that, to the best of such officer's knowledge, (x) no Default or Event of Default has occurred and is continuing (or would result from the incurrence of the maximum additional Indebtedness contemplated by this Section 4.8), and (y) all representations and warranties herein or in any other Credit Document are true and correct in all material respects with the same effect as if these representations and warranties had been made on the date of such certificate (it being understood and agreed that any representation which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and (B) unless the documentation delivered in connection with the effectiveness of this Agreement otherwise authorizes Indebtedness hereunder in an aggregate amount up to $150,000,000, a certificate of the Secretary of each Obligor certifying that such Obligor has been duly authorized by resolution of such Obligor's Board of Directors or other governing body to incur any and all Indebtedness hereunder up to $150,000,000;

                  (b) A New Bank Agreement for each New Bank shall have been duly executed by each party thereto;

                  (c) A Commitment Increase Agreement for each Bank agreeing to an increase of its current Commitment shall have been duly executed by each party thereto;

                  (d) Any Note requested by a New Bank (including a substitute Note for each Bank requesting it which has agreed to increase its Commitment) shall have been executed and delivered by each Obligor in substantially the form of Exhibit A, as appropriate; and

                  (e) No Loans shall be outstanding hereunder as of the date such increase is to become effective, or any such Loans which are outstanding shall be contemporaneously repaid on such date with Loans made ratably by the Banks in accordance with their new Commitments and Percentage Shares on such date.

On the Increase Effective Date, each Bank's Letter of Credit Interests on such date shall automatically be deemed to equal such Bank's Percentage Share of such Letter of Credit Obligations (such Percentage Share for such Bank to be determined as of the Increase Effective Date in accordance with its Commitment on such date as a percentage of the Total Commitment on such date) without further action by any party.

         4.9 Collateral Security and Post-Closing Items. The Obligations under this Agreement and all other Credit Documents shall, at all times, be secured in accordance with the Security Documents. Within the time set forth on
Schedule 4.9 for each listed Post Closing Item, the Obligors shall execute and deliver to the Agent such Post-Closing Item, together with such other documents as any Bank through the Agent may reasonably request in connection with obtaining an Acceptable Security Interest on Collateral covered by Security Documents which are Post-Closing Items. On and as of the date which is 10 days after the last date provided on Schedule 4.9, the Company shall deliver to the Agent for the benefit of the Secured Parties a certificate executed by the Chief Financial Officer of the Company certifying that each such Security Document creates an Acceptable Security Interest in all Collateral purported to be covered thereby.

         4.10 Synthetic Lease. Within 45 days of the Closing Date, the Company shall either (a) repay in full all outstandings under, and satisfied all obligations pertaining to, that certain Synthetic Lease Agreement with Brazos Building & Equipment Limited Partnership (the "Synthetic Lease Agreement"), or
(b) refinance the Synthetic Lease Agreement with a third party lender under terms reasonably satisfactory to the Agent. Prior to the date the Company does either (a) or (b) above, the Company agrees that it shall not request Loans and Letters of Credit hereunder if after giving effect to such request the sum of any Bank's Percentage Share of the Aggregate Exposure plus any potential liability or exposure of such Bank under the Synthetic Lease Agreement would exceed such Bank's Commitment under this Agreement.

                                   ARTICLE V

                 FEES; PAYMENTS; TAXES; CHANGES IN CIRCUMSTANCES

         5.1 Commitment Fees. In consideration of the Commitments, the Borrowers jointly and severally agree to pay to the Agent for the ratable account of the Banks a commitment fee for each day computed by multiplying the Applicable Margin for Commitment Fees in effect on such day by the average daily unused portion of the Total Commitment during the calculation period (it being agreed that outstanding Swingline Loans shall be deemed not to use the Total Commitment for purposes of this calculation). Such commitment fees shall accrue from the date of this Agreement to the Maturity Date and shall be due quarterly in arrears on each Quarterly Payment Date and on the Maturity Date.

         5.2 Agent's Fee. The Company agrees to pay to the Agent for the Agent's own account on each anniversary of the Closing Date an annual agent's fee in the amount set forth in the Fee Letter.

         5.3 Letter of Credit Fees.

                  (a) Each Borrower for which a Letter of Credit has been issued agrees to pay to the Agent for the ratable account of the Banks a letter of credit fee as follows:

                           (i) in the case of each Performance SBLC, a fee
                  computed by multiplying the Applicable Margin for Performance SBLCs in effect on each day by the undrawn amount of such Performance SBLC on such day;

                           (ii) in the case of each Financial SBLC, a fee
                  computed by multiplying the Applicable Margin for Financial SBLCs in effect on each day by the undrawn amount of such Financial SBLC on each day; and

                           (iii) in the case of each Commercial LC, a fee
                  computed by multiplying the Applicable Margin for Commercial LCs in effect on each day by the undrawn amount of such Commercial LC on such day.

All such letter of credit fees shall accrue on the outstanding amount available under each such Letter of Credit from its issuance until the date such Letter of Credit expires or is fully drawn. Such letter of credit fees shall be due quarterly in arrears on each Quarterly Payment Date.

                  (b) Each Borrower for which a Letter of Credit has been issued agrees to pay to the Agent for the sole account of the Issuing Bank, an issuance fee equal to .125% per annum of the face amount of such Letter of Credit, subject to a minimum of $500. Such issuance fee shall accrue on the outstanding amount available under such Letter of Credit from the issuance date of such Letter of Credit to the date such Letter of Credit expires or is fully drawn. Such issuance fees shall be due quarterly in arrears on each Quarterly Payment Date.

                  (c) In addition to the fees payable to the Issuing Bank pursuant to Section 5.3(b), each Borrower agrees to pay to the Agent for the account of the Issuing Bank all customary administrative, issuance, amendment, payment and negotiation charges of the Issuing Bank in respect of each Letter of Credit issued for such Borrower.

         5.4 Computation of Fees and Interest.

                  (a) All computations of interest payable in respect of Base Rate Loans (to the extent the Base Rate is then determined by the Prime Rate) shall be made on the basis of the actual number of days elapsed in a year of 365 or 366 days, as the case may be. All other computations of fees and interest under this Agreement and the other Credit Documents shall be made on the basis of the actual number of days elapsed in a year of 360 days. Interest and fees shall accrue during each period during which interest or such fees are computed from and including the first day thereof to but excluding the last day thereof. For the purposes of this Agreement and the other Credit Documents, whenever interest is calculated on the basis of a year of 360 days, each rate of interest determined pursuant to such calculation expressed as an annual nominal rate for the purposes of the Interest Act (Canada) is equivalent to such rate as so determined multiplied by the number of days in the calendar year in which the same is to be ascertained and divided by 360. The Parties further agree that for the purposes of the Interest Act (Canada), (i) the principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement or the other Credit Documents, and (ii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

                  (b) The Agent shall, as soon as practicable, notify the Company and the Banks of each determination of a Eurodollar Rate; provided, however, that any failure to do so shall not relieve any Borrower or any Bank of any liability under this Agreement or any other Credit Document. Any change in the interest rate on a Loan resulting from a change in the Eurodollar Reserve Percentage, Eurocurrency Liabilities or the Base Rate shall become effective as of the opening of business on the day on which such change in the Eurodollar Reserve Percentage, Eurocurrency Liabilities or the Base Rate shall become effective. The Agent shall, as soon as practicable, notify the Company and the Banks of the effective date and the amount of each such change; provided, however, that any failure to do so shall not relieve any Borrower or any Bank of any liability under this Agreement or any other Credit Document.

                  (c) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Banks in the absence of manifest error. Promptly following the last day of each calendar quarter, the Agent shall prepare a Quarterly Invoice of its calculations of accrued fees and interest at the Base Rate and deliver such Quarterly Invoice to the Company with a copy to the Banks.

         5.5 Payments by the Borrowers.

                  (a) All payments (including prepayments) to be made by the Borrowers on account of principal, interest and fees shall be made without deduction, withholding, set-off or counterclaim and (except with respect to Swingline Loans) shall be made to the Agent, for the account of the Banks (except as otherwise provided in the Fee Letter or in Section 5.3 or 5.9), at the Principal Office of the Agent in New York, New York, in Dollars and in immediately available funds no later than 11:00 a.m. The Agent shall distribute such payments to each Bank pro rata according to the amount of their respective Percentage Shares of such principal, interest, fees or other amounts, promptly upon receipt in like funds as received; provided, that no Bank shall be entitled to receive a distribution from the Agent of such portions of principal, interest, or fees to the extent that, at such time of payment by the Borrowers, such portion exceeds such Bank's share of the interests in the Loan or Letter of Credit to which such principal, interest, or fee relates. Any payment which is received by the Agent after 12:00 noon shall be deemed to have been received on the next succeeding Business Day. The Borrowers shall, at the time any of them makes each payment under this Agreement or any other Credit Document, specify to the Agent in detail the Loans or other amounts payable by the Borrowers to which such payment is to be applied (and in the event that it fails so to specify, after reasonable efforts to contact the Company such payment shall be applied as the Agent may designate to the Loans or other amounts then due and payable); provided that if no Loans or other amounts are then due and payable or an Event of Default has occurred and is continuing, the Agent may apply any payment to the Obligations in such order as it may elect in its sole discretion, but subject to the other terms and conditions of this Agreement. All payments of principal and interest in respect of Swingline Loans shall be made in immediately available funds, without deduction, withholding, set-off or counterclaim, directly to the Swingline Bank at its office in Houston Texas as follows: ABA# 113011258, A/C # 1000527, Attn: Ann Greer, Ref. Willbros Group, Inc., or at such other location as the Swingline Bank may direct to the Company in writing after the date hereof.

                  (b) Whenever any payment under this Agreement or any other Credit Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be, at the rate in effect on such due date; provided, however, that if such extension would cause payment of interest on or principal of Eurodollar Rate Loans to be made in the next following calendar month, such payment shall be due on the immediately preceding Business Day.

                  (c) Unless the Agent shall have received notice from the Company, prior to the date on which any payment is due to the Banks under this Agreement or any other Credit Document, that the Borrowers will not make such payment in full, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date and the Agent may, but shall not be so required, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrowers shall not have made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank, together with interest thereon for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent at the Federal Funds Rate as in effect on such date. Any such sums not timely paid by such Bank shall accrue interest daily at a rate per annum equal to the Federal Funds Rate in effect on such date plus 2%.

         5.6 Payments by the Banks to the Agent.

                  (a) Each Bank shall make available to the Agent at the Principal Office of the Agent in New York, New York, in Dollars and in immediately available funds for the account of the Borrower requesting a Borrowing the amount of such Bank's Percentage Share of such Borrowing.

                  (b) Unless the Agent shall have received notice from a Bank on the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing that such Bank will not make available to the Agent for the account of the requesting Borrower such Bank's Percentage Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent on the borrowing date and the Agent may (but shall not be required to), in reliance upon such assumption, make available to the requesting Borrower on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent and the Agent in such circumstances has made available to any Borrower such amount, such Bank shall, within two Business Days following the date of such Borrowing, make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A certificate of the Agent submitted to any Bank with respect to amounts owing under this Section 5.6(b) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent within two Business Days following the date of such Borrowing, the Agent shall notify the Company of such failure to fund and, upon demand by the Agent, the Borrower to which such Loans were extended shall repay to the Agent such amount, together with interest thereon for each day elapsed since the date of such Borrowing at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                  (c) The failure of any Bank to make any Loan on any date of Borrowing shall not relieve any other Bank of the obligation under this Agreement to make a Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any Borrowing.

         5.7 Default Interest. Any amounts payable hereunder that are not paid when due shall accrue interest from the due date until paid in full at the Default Rate, and such interest shall be due and payable on demand.


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
         5.8 Taxes.

                  (a) Subject to Section 5.8(g), any and all payments by any Obligor under the Credit Documents shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by such Bank's or the Agent's net income by the jurisdiction under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being herein referred to as "Taxes").

                  (b) In addition, each Obligor shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made under any Credit Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Credit Document (herein referred to as "Other Taxes").

                  (c) Subject to Section 5.8(g), each Obligor shall indemnify and hold harmless each Bank and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 5.8) paid by the Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date any Bank or the Agent makes written demand therefor.

                  (d) If any Obligor shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable under this Agreement or any other Credit Document to any Bank or the Agent, then, subject to Section 5.8(g):

                           (i) the sum payable shall be increased as necessary
                  so that after making all required deductions (including deductions applicable to additional sums payable under this
                  Section 5.8 and, notwithstanding any exclusion from Taxes in
                  Section 5.8(a) for net income taxes of the Banks, including in the case of non-U.S. withholding tax imposed at rates of 5% or greater, any U.S. tax, including taxes on net income, attributable to such increase) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been required;

                           (ii) the Obligor shall make such deductions; and

                           (iii) the Obligor shall pay the full amount deducted
                  to the relevant taxation authority or other authority on behalf of any Bank in accordance with applicable law.


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
                  (e) Within 30 days after the date of any payment by a Obligor of Taxes or Other Taxes, such Obligor shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                  (f) Each Bank which is a foreign Person (i.e., a person other than a United States person for U. S. Federal income tax purposes) agrees that:

                           (i) It shall, no later than the Closing Date (or, in
                  the case of a Bank which becomes a Party pursuant to Section
                  13.7 after the Closing Date, the date upon which the Bank becomes a Party) deliver to the Company through the Agent:

                                    (A) if any Lending Office is located in the
                           U. S., two accurate and complete signed originals of Internal Revenue Service Form W-8ECI ("Form W-8ECI") or any successor thereto, and

                                    (B) if any Lending Office is located outside
                           the U. S., two accurate and complete signed originals of Internal Revenue Service Form W-8BEN ("Form W-8BEN") or any successor thereto,

                  in each case indicating that the Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such Lending Office or Offices under this Agreement free from withholding of U. S. Federal income tax.

                           (ii) If at any time a Bank changes its Lending Office
                  or Offices or selects an additional Lending Office as herein provided, it shall, at the same time or reasonably promptly thereafter, deliver to the Company through the Agent in replacement for, or in addition to, the forms previously delivered by it under this Agreement:

                                    (A) if such changed or additional Lending
                           Office is located in the U. S., two accurate and complete signed originals of Form W-8ECI, or

                                    (B) otherwise, two accurate and complete
                           signed originals of Form W-8BEN,

                  in each case indicating that the Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional Lending Office or Offices under this Agreement free from withholding of U. S. Federal income tax.

                           (iii) It shall, before or promptly after the
                  occurrence of any event (including the passing of time but excluding any event mentioned in clause (ii) above) requiring a change in the most recent Form W-8ECI or Form W-8BEN previously delivered by the Bank and if the delivery of the same be lawful, deliver to the Obligors through the Agent two accurate and complete original signed copies of Form W-8ECI or Form W-8BEN in replacement for the forms previously delivered by the Bank.

                           (iv) It shall, promptly upon the Obligors' reasonable
                  request to that effect, deliver to the Company (through the Agent) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Bank's tax status for withholding purposes.

                           (v) If such Bank claims exemption from withholding
                  tax under a U. S. tax treaty by providing a Form W-8BEN and such Bank sells or grants a participation of all or part of its rights under this Agreement, such Bank shall notify the Agent of the percentage amount in which it is no longer the beneficial owner under this Agreement. To the extent of this percentage amount, the Agent shall treat such Bank's Form W-8BEN as no longer in compliance with this Section 5.8(f). In the event a Bank claiming exemption from U. S. withholding tax by filing Form W-8ECI with the Agent, sells or grants a participation in its rights under this Agreement, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                           (vi) Without limiting or restricting any Bank's right
                  under Section 5.8(d) to increased amounts from the Obligors upon satisfaction of such Bank's obligations under the provisions of this Section 5.8(f), if such Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subparagraph (i) are not delivered to the Agent, then the Agent may withhold from any interest payment to the Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax. In addition, the Agent may also withhold against periodic payments other than interest payments to the extent United States withholding tax is not eliminated by obtaining Form W-ECI or Form W-8BEN.

                           (vii) if the Internal Revenue Service or any
                  authority of the U.S. or any other jurisdiction asserts a claim that the Agent or any Obligor did not properly withhold tax from amounts paid to or for the account of any Bank (for example only, because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from withholding tax ineffective), such Bank shall indemnify the Agent and/or such Obligor, fully for all amounts paid, directly or indirectly, by the Agent and/or such Obligor, as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent or such Obligor under this
                  Section 5.8(f), together with all costs, expenses and attorneys' fees (including allocated costs for in-house staff counsel).


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
                  (g) The Obligors will not be required to pay any additional amounts in respect of U. S. Federal income tax pursuant to Section 5.8(d) to any Bank for the account of any Lending Office of such Bank:

                           (i) if the obligation to pay such additional amounts
                  would not have arisen but for a failure by such Bank to comply with its obligations under Section 5.8(f) in respect of such Lending Office;

                           (ii) if such Bank shall have delivered to the Company
                  a Form 4224 in respect of such Lending Office pursuant to
                  Section 5.8(f)(i)(A), and the Bank shall not at any time be entitled to exemption from deduction or withholding of U. S. Federal income tax in respect of payments by the Obligors under this Agreement and the other Credit Documents for the account of such Lending Office for any reason other than a change in U. S. law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224 and Form W-9; or

                           (iii) if such Bank shall have delivered to the
                  Company a Form 1001 and Form W-8 in respect of such Lending Office pursuant to Section 5.8(f)(i)(B), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Obligors under this Agreement and the other Credit Documents for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001 and Form W-8.

                  (h) If, at any time, any Obligor requests any Bank to deliver any forms or other documentation pursuant to Section 5.8(f)(iv), then such Obligor shall, on demand of such Bank through the Agent, reimburse such Bank for any costs or expenses reasonably incurred by such Bank in the preparation or delivery of such forms or other documentation.

                  (i) If a Obligor is required to pay additional amounts to any Bank or the Agent pursuant to Section 5.8(d), then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Obligors which may thereafter accrue if such change in the judgment of such Bank is not otherwise disadvantageous to such Bank.

                  (j) The agreements and obligations of the Obligors contained in this Section 5.8 shall survive the payment in full of all Obligations.


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
         5.9 Sharing of Payments, Etc. If, other than as provided in Sections 3.10, 5.8 and 5.11, any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made by it or its Letter of Credit Interests in excess of its Percentage Share of the Aggregate Exposure, such Bank shall forthwith purchase from the other Banks such participations in the Loans or the Letter of Credit Interests of the other Banks as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase by such Bank from each other Bank shall be fully or partially rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid thereto to the extent of such repaying Bank's recovery, together with an amount equal to such paying Bank's Percentage Share (according to the proportion of (a) the amount of such paying Bank's required repayment to (b) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. Each Obligor agrees that any Bank so purchasing a participation from another Bank pursuant to the provisions of this Section 5.9 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of such Obligor in the amount of such participation.

         5.10 Illegality.

                  (a) If any Bank shall determine that any Legal Requirement or any change therein or in the interpretation or administration thereof has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its Lending Office to make Eurodollar Rate Loans, then, on notice thereof by such Bank to the Company through the Agent, the obligation of such Bank to make Eurodollar Rate Loans shall be suspended until the notifying Bank shall have notified the Agent and the Company that the circumstances giving rise to such determination no longer exist, and during such suspension period such Bank shall make Base Rate Loans.

                  (b) If any Bank shall determine that it is unlawful to maintain any Eurodollar Rate Loan, the Borrowers shall prepay in full all Eurodollar Rate Loans of such Bank then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if such Bank may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Bank may not lawfully continue to maintain such Eurodollar Rate Loans, together with any amounts required to be paid in connection therewith pursuant to Section 5.11.

                  (c) If any Borrower is required to prepay any Eurodollar Rate Loan immediately as provided in Section 5.10(b), then, concurrently with such prepayment, such Borrower shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan having as its Interest Payment Date the same Interest Payment Date as the Eurodollar Rate Loan which was prepaid.

                  (d) Before giving any notice to the Agent pursuant to this
Section 5.10, the affected Bank shall designate a different Lending Office with respect to its


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
Eurodollar Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Bank, be illegal or otherwise disadvantageous to such Bank.

         5.11 Increased Costs and Reduction of Return.

                  (a) Increased Costs. If any Bank shall determine that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the Eurodollar Reserve Percentage) in or in the interpretation of any law, regulation or other Legal Requirement (including changes in reserve, special deposit or similar requirements imposed by a Governmental Authority) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Eurodollar Rate Loans, then the Borrowers shall be jointly and severally liable for, and shall from time to time, upon demand therefor by such Bank (with a copy of such demand to the Agent), jointly and severally pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

                  (b) Capital Adequacy. If any Bank shall have determined that

                           (i) the adoption after the date of this Agreement or
                  the effectiveness after the date of this Agreement (regardless of whether previously announced) of any applicable Legal Requirement or treaty regarding capital adequacy, or

                           (ii) any change after the date of this Agreement in
                  any existing or future Legal Requirement or treaty regarding capital adequacy, or

                           (iii) any change after the date of this Agreement in
                  the interpretation or administration of any existing or future Legal Requirement or treaty regarding capital adequacy by any Governmental Authority or comparable agency charged with the interpretation or administration thereof, or

                           (iv) compliance by any Bank (or its Lending Office)
                  with any request or directive after the date of this Agreement regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority or comparable agency has or would have the effect of reducing the rate of return on the capital of such Bank (or any holding company of which such Bank is a part) as a consequence of its obligations under this Agreement and the other Credit Documents to a level below that which such Bank or holding company could have achieved but for such adoption, change or compliance by an amount deemed by such Bank or holding company to be material, then, from time to time, on demand by such Bank (with a copy to the Agent), the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank or holding company for such reduction. The certificate of any

Bank setting forth such amount or amounts as shall be necessary to compensate it and the basis therefor shall cover amounts accruing under this Section 5.11 shall be conclusive and binding, absent manifest error. The Company shall pay the amount shown as due on any such certificate upon delivery of such certificate. In preparing such certificate, a Bank may take into consideration such Bank's and such holding company's policies with respect to capital adequacy, employ such assumptions and allocations of costs and expenses as it shall in good faith deem reasonable, and use any reasonable averaging and attribution method.

                  (c) Taxation. The Borrowers shall pay to the Agent, on demand, for the account of such Bank, from time to time such amounts as any Bank may reasonably determine to be necessary to compensate it for any costs incurred by such Bank which such Bank reasonably determines are attributable to its making or maintaining any Loan hereunder or its obligation to make or maintain any such Loan hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any of such Loans or such obligation, in each case resulting from any Regulatory Change which:

                           (i) subjects such Bank (or makes it apparent that
                  such Bank is subject) to the imposition of (or any increase
                  in) any tax (including any U. S. interest equalization tax), levy, impost, duty, charge, or fee (and all liabilities with respect to the foregoing), or any deduction or withholding for any Taxes on or from the payment due under any Letter of Credit or Loan or other amounts due hereunder (other than income and franchise taxes of the jurisdiction (or any subdivision thereof) in which such Bank has an office or a Lending Office); or

                           (ii) changes the basis of taxation of any amounts
                  payable to such Bank under this Agreement or any Credit Document in respect of any of such Letters of Credit or Loans, other than changes which affect taxes measured by or imposed on the overall net income or franchise taxes of such Bank or of its Lending Office for any of such Letters of Credit or Loans by the jurisdiction (or any subdivision thereof) in which such Bank has an office or such Applicable Lending Office; or

                           (iii) imposes any other condition materially
                  affecting this Agreement (or any of such extensions of credit or liabilities).

Each Bank will notify the Company through the Agent of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and determines to request such compensation.

         5.12 Funding Losses. Each Borrower agrees jointly and severally to reimburse each Bank and to hold each Bank harmless from any loss or expense which such Bank may sustain or incur as a consequence of the following:


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
                  (a) the failure of any Borrower to make any payment or prepayment of principal of any Eurodollar Rate Loan when due (including payments made after any acceleration thereof);

                  (b) the failure of any Borrower to borrow, continue or convert a Revolving Loan after the Company has given (or is deemed to have given) a Notice of Revolving Borrowing or a Notice of Conversion/Continuation;

                  (c) the failure of any Borrower to make any prepayment after such Borrower has given a notice in accordance with Section 2.5; or

                  (d) the prepayment of a Eurodollar Rate Loan on a day which is not the last day of the Interest Period with respect thereto; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Eurodollar Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive payment in full of all other Obligations and the termination of the Credit Documents.

         5.13 Eurodollar Rate Protection. In the event that (a) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that for any reason adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any requested Interest Period with respect to a proposed Loan that a Borrower has requested be made as a Eurodollar Rate Loan, or (b) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that the Eurodollar Rate applicable for any requested Interest Period with respect to a proposed Loan that a Borrower has requested be made as a Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Bank of funding such Loan, the Agent shall forthwith give notice of such determination to the Company and each Bank at least one day prior to the proposed borrowing date for such Eurodollar Rate Loan. If such notice is given, any requested Eurodollar Rate Loan shall be made as a Base Rate Loan. Until such notice has been withdrawn by the Agent, no further Eurodollar Rate Loans may be requested by the Borrowers and on the Interest Payment Date of any Eurodollar Rate Loan then outstanding and so affected such outstanding Loan shall be converted into a Base Rate Loan.

         5.14 Certificates of Banks. Any Bank claiming reimbursement or compensation pursuant to this Article V shall deliver to the Company and the Agent a certificate setting forth in reasonable detail the computation of the amount payable to such Bank under this Agreement and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

         5.15 Certain Notices Irrevocable. Notices to the Agent of any termination or reduction of the Commitments, of prepayments of Loans and of the duration of Interest Periods, and each Notice of Borrowing, each LC Application and each Notice of Conversion/Continuation shall be irrevocable, and any such notice shall be effective only if timely received by the Agent and, in the case of a Notice of Swingline Borrowing, by the Swingline Bank.


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
        5.16 Subordination of Intercompany Debt. Each Obligor hereby expressly covenants and agrees for the benefit of the Agent and the Banks that all obligations and liabilities of the Company and its Subsidiaries to any Obligor of whatsoever description (collectively herein called, the "Subordinated Obligations"), including without limitation, all intercompany receivables of such Obligor from the Company or any of its Subsidiaries, shall be subordinated and junior in right of payment to the Obligations outstanding at any time, whether or not secured by any Lien (collectively herein called, the "Senior Obligations"), as set forth in this Section 5.16.

                  (a) Subordination. Each Obligor which now or hereafter has Subordinated Obligations (a "Payor") agrees, and shall cause each holder of such Subordinated Obligations (a "Payee") to agree (and any Payee which is an Obligor hereunder, does so agree) that all Subordinated Obligations are subordinated, to the extent and in the manner provided herein, to the prior payment in full of all Senior Obligations. This Section 5.16 is intended for the benefit of all persons who hold, or, in reliance on the provisions of this Section, become holders of, or continue to hold, Senior Obligations, and each such person shall be entitled to enforce such provision. No amendment or other modification of the provisions of this Section 5.16 shall be effective against any holder of Senior Obligations who has not consented thereto.

                  (b) Seniority of Payment. Upon the maturity of any Senior Obligations by lapse of time, acceleration (unless waived) or otherwise (including all installments of principal and interest), all Senior Obligations then due and owing shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to all of the holders of such Senior Obligations, before any payment is made on account of any amount owing under any Subordinated Obligations.

                  (c) No Payment After Default. Upon the happening of any Default or Event of Default, then, unless and until such Default or Event of Default shall have been cured or waived or shall have ceased to exist, (i) no payment shall be made by any Payor with respect to any amount owing in respect of Subordinated Obligations, (ii) no set-off or reduction of any Obligations shall be made because of Subordinated Obligations, and (iii) if the Agent shall so request, each Payee shall collect and receive Subordinated Obligations as trustee for the Agent and the Banks and pay over all sums so collected to the Agent and the Banks on account of the Obligations but without reducing or affecting in any manner the liability of such Payee under this Agreement in any way.

                  (d) Holding in Trust. In the event that notwithstanding the provisions of this Section 5.16 any Payor shall make any payment to any Payee on account of any Subordinated Obligations at any time when such payment is prohibited pursuant to clauses (a) through (c) of this Section 5.16, then, such payment shall be held by the Payee in trust for the benefit of, and shall be paid forthwith over and delivered to, the Agent for the benefit of the holders of Senior Obligations (pro rata as to each of such holders on the basis of the respective amounts of Senior Obligations held by them) for application to the payment of all Senior Obligations remaining unpaid to the extent necessary to pay all Senior Obligations in full accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations. Each Payor shall give prompt written notice to each Payee of any Default or Event of Default that has occurred.

                  (e) Rights upon Dissolution. Upon any distribution of assets of any Payor in any dissolution, winding up, liquidation or reorganization for the benefit of creditors of such Payor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (i) the holders of all Senior Obligations shall first be entitled to receive payments in full of all Senior Obligations (including without limitation interest accruing after the commencement of any such proceeding at the rate specified in the documentation governing the terms of the respective Senior Obligations) in cash or in a manner satisfactory to all of its holders before the Payees are entitled to receive any payment on account of any amount owing under any Subordinated Obligations;

                  (ii) any payment or distribution of assets of any Payor of any kind or character, whether in cash, property or securities, to which a Payee would be entitled except for the provisions of this Section 5.16, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of a Payor being subordinated to the payment of any amount owing in respect of any Subordinated Obligations, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of the Senior Obligations or their representative, or to the trustee under any indenture under which Senior Obligations may have been issued (pro rata as to each such holder, representative or trustee on the basis of the representative amounts of unpaid Senior Obligations held or represented by each), to the extent necessary to make payment in full of all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Obligations, except that a Payee would be entitled to receive securities that are subordinated to Senior Obligations to at least the same extent as the Subordinated Obligations; and

                  (iii) in the event that notwithstanding the foregoing provisions of this Section 5.16, any payment or distribution of assets of any Payor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Payor being subordinated to the payment of any amount owing in respect of the Subordinated Obligations, shall be received by such Payee on account of any amount owing in respect of the Subordinated Obligations before all Senior Obligations is paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to the Agent for the pro rata benefit of the holders of the Senior Obligations remaining unpaid or unprovided for or their representative, for application to the payment of such Senior Obligations until all such Senior Obligations shall have been paid in full, except that such Payee would be entitled to receive securities that are subordinated to Senior Obligations to at least the same extent as the Subordinated Obligations.

                  (f) Subrogation Rights. On and after the payment in full of all Senior Obligations, each Payee shall be subrogated equally and ratably to the rights of the holders of the Senior Obligations to receive payments or distributions of assets of a Payor, whether in cash, property or securities, applicable to the Senior Obligations until all amounts owing in respect of Subordinated Obligations shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Obligations by or on behalf of any Payor or by on behalf of any Payee by virtue of this Section which otherwise would have been made to such Payee shall, as between such Payor, its creditors other than holders of the Senior Obligations and such Payee, be deemed to be payment by such Payor to or on account of the Senior Obligations.

                  (g) Intended Beneficiaries. The provisions of this Section
5.16 are intended solely for the purpose of defining the relative rights of each Payee, on the one hand, and the holders of the Senior Obligations, on the other hand, and nothing contained in this Section 5.16 or elsewhere in any documentation related to the Subordinated Obligations is intended to or shall impair as between any Payor, its creditors other than holders of Senior Obligations, and any Payee, the obligation of such Payor, which is absolute and unconditional, to pay to such Payee the principal of, interest or premium, if any, on any Subordinated Obligations as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of such Payee and creditors of such Payor other than the holders of the Senior Obligations, nor shall anything herein or therein prevent such Payee from exercising all remedies otherwise permitted by applicable law upon default under any documentation evidencing the Subordinated Obligations, subject to the rights, if any, under this Section 5.16 of the holders of Senior Obligations in respect of cash, property or securities of any Payor received upon the exercise of any such remedy. Upon any distribution of assets of any Payor referred to in this Section 5.16, each Payee shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to such Payee for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Obligations and other indebtedness of such Payor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Section 5.16.

                  (h) Subordination Rights Not Impaired. The right or interest of any present or future holders of any Senior Obligations, and all agreements and obligations of any Payee under this Section 5.16, shall remain in full force and effect irrespective of: (i) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Senior Obligations, or any amendment or waiver of any agreement or instrument related thereto; (ii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral, or any release from, amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; (iii) any other circumstance which might otherwise constitute a defense available to or discharge


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
of such Payee in respect of the provisions of this Section 5.16; or (iv) any act or failure to act on the part of any Payor or by any act or failure to act, in good faith, by any holder of Senior Obligations, or by any noncompliance by such Payor with the terms of the Subordinated Obligations, regardless of any knowledge thereof which such Payee may have or be otherwise charged with.

                  (i) Other Provisions Subject Hereto. Except as expressly stated in this Section 5.16, notwithstanding anything contained in any documentation related to the Subordinated Obligations to the contrary, all the provisions of such documentation are subject to the provisions of this Section
5.16. The provisions of this Section 5.16 shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment in respect of Senior Obligations is rescinded or must otherwise be returned on the insolvency, bankruptcy or reorganization of any Payor or otherwise, all as though such payment had not been made.

                  (j) Pledge of Subordinated Obligations. Each Payor acknowledges that each Payee which is an Obligor has assigned and pledged it rights in respect of the Subordinated Obligations as collateral security for the Obligations of such Payee. Each Payor hereby consents to such assignment and pledge and agrees that all payments in respect of the Subordinated Obligations shall, upon the request of the Agent, be made directly to the Agent for the benefit of the Banks as the Agent may instruct. By its execution of this Agreement each Payee which is an Obligor acknowledges that any payments so received by the Agent from a Payor which is an Obligor shall ratably reduce the outstanding balance of the Subordinated Obligations of such Payor.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         The Obligors jointly and severally represent and warrant to the Agent, the Issuing Bank and each Bank (and each Designated Subsidiary which after the Closing Date has executed and delivered an Election to Participate shall be deemed to have represented and warranted as of the date of such delivery) to the Agent, the Issuing Bank and each Bank that:

         6.1 Corporate Existence and Power. Each Obligor and Obligated
Subsidiary:

                  (a) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) has the power and authority and all governmental licenses, Environmental Permits, authorizations, consents and approvals to own, pledge, mortgage and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (c) is duly qualified as a foreign corporation, licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of


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
property or the conduct of its business requires such qualification, license or payment; and

                  (d) is in compliance with all Legal Requirements;

except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not have a Material Adverse Effect.

         6.2 Corporate Authorization; No Contravention. The execution, delivery and performance by each Obligor and Obligated Subsidiary of each Credit Document to which such Person is a party:

                  (a) are within such Person's corporate power and authority and have been duly authorized by all necessary corporate action on the part of such Person, including any shareholder action that is required on the part of any shareholder of such Person;

                  (b) do not and will not contravene the terms of that Person's certificate of incorporation, bylaws, other organizational document or any amendment of any thereof;

                  (c) do not and will not conflict with, or result in any material breach or contravention of, or the creation of any Lien (other than Liens under this Agreement and the other Credit Documents) under, any indenture, agreement, lease, instrument, Contractual Obligation, injunction, order, decree or undertaking to which such Person is a party; and

                  (d) do not and will not violate any Legal Requirement.

         6.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority (except for recordings or filings in connection with the Liens granted to the Agent under the Security Documents or this Agreement) or, to the knowledge of the Obligors, any other Person, is necessary or required in connection with the execution, delivery, performance or enforcement against any Obligor or any Obligated Subsidiary of any Credit Document or any other instrument or agreement required under any Credit Document to be made by any Obligor or Obligated Subsidiary for the validity or enforceability thereof.

         6.4 Binding Effect. Each Credit Document to which any Obligor or any Obligated Subsidiary is a party constitute the legal, valid and binding obligations of such Obligor or Obligated Subsidiary to the extent it is a party thereto, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         6.5 Litigation. Except as set forth in Schedule 6.5, there are no actions, suits, proceedings, claims or disputes pending, or to the knowledge of any Obligor, threatened


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
or contemplated at law, in equity, in arbitration or before any Governmental Authority against such Obligor or any of its Subsidiaries or any of their respective properties:

                  (a) with respect to this Agreement, any Credit Document or any of the transactions contemplated hereby or thereby; or

                  (b) which, if determined adversely to such Obligor or such Subsidiary could reasonably be expected to have a Material Adverse Effect.

No injunction, writ, temporary restraining order or order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement or any Credit Document or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         6.6 No Default. No Default or Event of Default exists or would result from the incurring of obligations by any Obligor or any Obligated Subsidiary under any Credit Document. Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

         6.7 ERISA Compliance.

                  (a) Schedule 6.7 lists all Plans maintained or sponsored by the Company or any of its Subsidiaries (or to which the Company or any of its Subsidiaries is obligated to contribute), and separately identifies Plans intended to be Qualified Plans and Multiemployer Plans. Each of such Plans or written descriptions thereof provided to the Agent is true and complete in all material respects.

                  (b) Each such Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Legal Requirements, including all requirements under the Code or ERISA for filing reports (which are true and correct in all material respects as of the date filed), and all benefits have been paid in accordance with the provisions of each such Plan.

                  (c) Each such Qualified Plan has been determined by the Internal Revenue Service to qualify under Section 401 of the Code, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the Code, and, to the knowledge of the Obligors, nothing has occurred which would cause the loss of such qualification or tax-exempt status.

                  (d) Except as set forth in Schedule 6.7, there is no outstanding liability under Title IV of ERISA with respect to any Plan maintained or sponsored by the Company or any of its Subsidiaries or any ERISA Affiliate (as to which the Company or any of its Subsidiaries is or may be liable), nor with respect to any Plan to which the Company or any of its Subsidiaries or any ERISA Affiliate (wherein the Company or any of its Subsidiaries is or may be liable) contributes or is obligated to contribute.


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
                  (e) Except as set forth in Schedule 6.7, none of the Qualified Plans subject to Title IV of ERISA has any Unfunded Pension Liability (as to which the Company or any of its Subsidiaries is or may be liable).

                  (f) Except as set forth in Schedule 6.7, no Plan maintained or sponsored by the Company or any of its Subsidiaries provides medical or other welfare benefits or extends coverage relating to such benefits beyond the date of a participant's termination of employment with the Company or any of its Subsidiaries, except to the extent required by Section 4980B of the Code and at the sole expense of the participant or the beneficiary of the participant to the fullest extent permissible under such Section of the Code. The Company and its Subsidiaries have complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code.

                  (g) Except as set forth in Schedule 6.7, no ERISA Event has occurred or is reasonably expected to occur with respect to any Plan maintained or sponsored by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is obligated to contribute that, in the aggregate, may be expected to have a Material Adverse Effect.

                  (h) There are no pending or, to the knowledge of the Company, threatened claims, actions or lawsuits, other than routine claims for benefits in the usual and ordinary course, asserted or instituted against (i) any Plan maintained or sponsored by the Company or any of its Subsidiaries or its assets,
(ii) any member of the Controlled Group with respect to any Qualified Plan of the Company or any of its Subsidiaries, or (iii) any fiduciary with respect to any Plan for which the Company or any of its Subsidiaries may be directly or indirectly liable, through indemnification obligations or otherwise.

                  (i) Except as set forth in Schedule 6.7, neither the Company nor any of its Subsidiaries has incurred nor reasonably expects to incur (i) any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan or (ii) any liability under Title IV of ERISA (other than premiums due and not delinquent under Section 4007 of ERISA) with respect to a Plan.

                  (j) Except as set forth in Schedule 6.7, neither the Company nor any of its Subsidiaries has transferred any Unfunded Pension Liability outside of the Controlled Group or otherwise engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

                  (k) Neither the Company nor any of its Subsidiaries has engaged, directly or indirectly, in a non-exempt prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan which has a reasonable likelihood of having a Material Adverse Effect.

         6.8 Use of Proceeds; Margin Regulations. The Borrowers intend to use the proceeds of the Loans, and the Letters of Credit, solely for the purposes set forth in


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
Section 8.11 and not for any purpose prohibited by Section 9.8. The Borrowers intend that no portion of the Loans and none of the Letters of Credit will be used, directly or indirectly, (a) to purchase or carry any Margin Stock, (b) to repay or otherwise refinance indebtedness of any Borrower or any Affiliate of a Borrower incurred to purchase or carry any Margin Stock, or (c) to extend credit for the purpose of purchasing or carrying any Margin Stock except as permitted by Section 9.3(c) hereunder. The Borrowers intend that no portion of the Loans, and no Letter of Credit, will be used directly or indirectly for repurchases of stock or acquisitions or investments; provided, however, that the Borrowers intend that proceeds of Loans may be used for repurchases of stock, acquisitions and investments permitted under Sections 9.3(a), (b), (d), (e), (f) and (g) and 9.10.

         6.9 Title to Properties. Each Obligor has good record and marketable title in fee simple to or valid leasehold interests in all property reflected in its financial statements, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. All such property is free and clear of any security interest, Lien or right of others, except for Permitted Liens.

         6.10 Taxes. The Obligors and Obligated Subsidiaries have filed all material tax returns and reports required to be filed and have paid all material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP, and no notice of tax lien has been filed or recorded (such proceedings, reserves and taxes being described on Schedule 6.10). To the knowledge of the Obligors, there is no proposed tax assessment against any Obligor or Obligated Subsidiary which could, if the assessment were made, have a Material Adverse Effect. The proceedings described in Schedule 6.10 will not, if determined adversely to any Obligor or Obligated Subsidiary, have a Material Adverse Effect.

         6.11 Financial Condition.

                  (a) The audited consolidated financial statements of the Company and its Subsidiaries dated December 31, 2001, and the related consolidated statements of operations, stockholders' equity and cash flows for the fiscal year ended on that date and the unaudited consolidated balance sheet of the Company and its Subsidiaries dated March 31, 2002 and the related unaudited consolidated statements of income, cash flows and changes in stockholders' equity accounts for the three months then ended, certified by the Chief Financial Officer of the Company, copies of which have been delivered to each of the Banks:

                  (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                  (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period


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
         covered thereby, subject (in the case of the unaudited balance sheet and statements) to changes resulting from audit and normal year-end adjustments; and

                  (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof (including liabilities for taxes and material commitments) that would be customarily included in a balance sheet prepared in accordance with GAAP.

                  (b) Since March 31, 2002, there has been no event, occurrence, circumstance or condition which has had or which could reasonably be expected to have a Material Adverse Effect.

         6.12 Environmental Matters.

                  (a) Except as specifically identified in Schedule 6.12, the operations of each of the Company and its Subsidiaries and any facility or property owned, operated, leased, or controlled by any of them comply in all respects with all Environmental Laws, except where any such non-compliance could not reasonably be expected to result in liabilities in the aggregate in excess of Three Million Dollars ($3,000,000).

                  (b) Except as specifically identified in Schedule 6.12, the Company and each of its Subsidiaries has obtained all material permits, licenses, certificates, registration numbers, identification numbers, applications, consents, approvals, notices of intent and exemptions (collectively, "Environmental Permits") required under applicable Environmental Laws for their operations, and all such Environmental Permits are in effect, and the Company and each of its Subsidiaries is in material compliance with all terms and conditions of such Environmental Permits except where any such non-compliance could not reasonably be expected to result in liabilities in the aggregate in excess of Three Million Dollars ($3,000,000).

                  (c) Except as specifically identified in Schedule 6.12, neither the Company, any of its Subsidiaries, any of the facilities or properties owned, operated, leased, or controlled by any of them, nor any of their respective operations, is subject or over the period (not exceeding five years) within any applicable statute of limitations has been subject to any pending or threatened Environmental Claim which could reasonably be expected to have a Material Adverse Effect.

                  (d) Except as specifically identified in Schedule 6.12, there are, to the knowledge of the Obligors, no conditions or circumstances which could reasonably be expected to give rise to any Environmental Claim arising from the past, present or future operations, properties or facilities of the Company or any of its Subsidiaries, including Environmental Claims associated with any operations, properties or facilities of the Company or any of its Subsidiaries, with a potential liability in the aggregate in excess of Three Million Dollars ($3,000,000). Without limiting the generality of the foregoing,
(i) neither the Company nor any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws or (y) that are leaking or releasing Hazardous Materials, and
(ii) neither the Company nor any


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or its Subsidiaries is aware of any requirements of Environmental Law which during the term of this Agreement could reasonably be expected to have a Material Adverse Effect.

         6.13 Security Documents.

                  (a) The provisions of each of the Security Documents are effective to create in favor of the Agent, on behalf of the Banks, a security interest in all right, title and interest of the Person granting the Collateral described therein; and financing statements have been filed (or will be filed within 10 days from the date of such Security Document) in the offices in all jurisdictions necessary to create such an Acceptable Security Interest in Collateral for which filing is the method of perfection under the applicable Uniform Commercial Code or other applicable law. No other action is necessary to perfect the security interests created in the Security Documents except for possession by the Agent of all Pledged Collateral; and

                  (b) Assuming the filing or possession referred to in Section 6.13(a), the provisions of the Security Documents are effective to create Acceptable Security Interests in all of the Collateral described therein.

         6.14 No Regulation Limiting Debt. Neither any Obligor nor any Person controlling any Obligor is (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, or any public utility act or other Legal Requirement limiting its ability to incur indebtedness.

         6.15 Full Disclosure. All factual information heretofore or contemporaneously furnished in writing by or on behalf of any Obligor or any Subsidiary of any Obligor in writing to the Agent or any Bank (including all information contained in the Credit Documents) for purposes of or in connection with this Agreement or any other Credit Document or any transaction contemplated by this Agreement or any other Credit Document is, and all other such factual information hereafter furnished in writing by or on behalf of any Obligor or any Subsidiary of any Obligor in writing to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and shall not, taken as a whole, omit to state any fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided.

         6.16 No Burdensome Restrictions. None of the Obligors and none of their respective Subsidiaries is a party to or bound by any Contractual Obligation or subject to any charter or corporate restriction or any Legal Requirement which materially adversely affects or (insofar as any Obligor may reasonably foresee) may so affect, the rights of the Agent or any Bank under any Credit Document, or which impairs or may impair the ability of any Obligor to perform or observe its obligations under this Agreement or any other Credit Document.

         6.17 Solvency. Each Obligor and Obligated Subsidiary is Solvent.


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
         6.18 Labor Relations. Neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice that could have a Material Adverse Effect. No significant unfair labor practice complaint is pending against the Company or any of its Subsidiaries, or, to the knowledge of any Obligor, threatened against the Company or any of its Subsidiaries, by or before the U.S. National Labor Relations Board or any other Governmental Authority, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company or any of its Subsidiaries or, to the knowledge of any Obligor, threatened against the Company or any of its Subsidiaries. No significant strike, labor dispute, slowdown or stoppage is pending against the Company or any of its Subsidiaries or, to the knowledge of any Obligor, threatened against the Company or any of its Subsidiaries. To the knowledge of the Company, no union representation question exists with respect to any employees of the Company or any of its Subsidiaries and, to the knowledge of any Obligor, no union organizing activity is taking place, except (with respect to any matter specified in the preceding three sentences) such as could not, individually or in the aggregate, have a Material Adverse Effect.

         6.19 Copyrights, Patents, Trademarks and Licenses, Patents, etc. Except as specifically set forth in Schedule 6.19, the Company and each of its Subsidiaries owns or is licensed or otherwise has full legal right to use all of the patents, trademarks, service marks, trade names, copyrights, franchises, authorizations and other rights that are reasonably necessary for the operation of its business, without conflict with the rights of any other Person with respect thereto. To the knowledge of any Obligor, no slogan or other advertising device, product, process, method, substance, part or other material employed or contemplated to be employed by the Company or any of its Subsidiaries infringes upon any rights of any other Person, no claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of any Obligor, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         6.20 Subsidiaries. As of the Closing Date, the Company (a) has no Subsidiaries or Material Joint Ventures other than those listed on Schedule 6.20(a), (b) has no equity investments in excess of $100,000 in any other Person other than the Persons listed on Schedule 6.20(b), and (c) has an ownership structure as disclosed by the Company to the Banks prior to the Closing Date. Each of WEI, WESCO, WII, WWAI, WME, CAMSA, WOSI, WMAI, WTSA, ESCA, WCI, RPI, MSI, IPEI and WUSA is a wholly-owned direct or indirect Subsidiary of WGI.

         6.21 Acceptable Bank Accounts and Lock Box Arrangements. All Tier 1 Receivables and Tier 2 Receivables are made or to be made to the bank accounts or lock boxes specified to the Agent in the Bank Account Side Letter, as amended from time to time in accordance with its terms.

         6.22 Insurance. The properties of each of the Obligors and their respective Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts and covering such risks as is customarily carried by companies engaged in


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
similar businesses and owning similar properties in localities where such Obligor or such Subsidiary operates. Each Obligor has insurance in full force and effect which satisfies the requirements of Section 8.5.

        6.23 Chief Executive Offices and Places of Business. The chief executive office and principal place of business for each Obligor is set forth on Schedule 3.06(a) to the Security Agreement (as deemed to be modified upon delivery of any Election to Participate or Election to Terminate.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

         7.1 Conditions Precedent to Initial Loans or Letter of Credit. The obligation of each Bank to make the first Loan or of the Issuing Bank to issue the first Letter of Credit, whichever is earlier requested, is subject to the conditions precedent that the Agent shall have received on or before the date of such Loan or the issuance of such Letter of Credit all of the following, in form and substance satisfactory to the Agent and its counsel and (except for the certificates representing Pledged Shares as defined in the Pledge Agreements of even date herewith) in sufficient copies for each Bank:

                  (a) Credit Agreement. This Agreement, duly executed and delivered by a Responsible Officer of each Obligor and by authorized representatives of Banks with Commitments totaling at least $125,000,000.

                  (b) Notes. The Revolving Notes, one for each Borrower, each payable to the order of each Bank that has requested a Revolving Note pursuant to Section 2.2(b), each in the amount of such Bank's Commitment, duly executed and delivered by a Responsible Officer of such Borrower; and the Swingline Note, duly executed and delivered by the Company and payable to the order of the Swingline Bank in the principal amount of $2,000,000.

                  (c) Security Documents and Financing Statements. The Security Agreement, the Pledge Agreements, the Foreign Collateral Documents described on
Schedule 1.01(E) (except those which are Post-Closing Items), and an Account Control Agreement from each Account Bank (to the extent required to make the bank accounts maintained by such Account Bank and described in the Bank Account Side Letter an Acceptable Bank Account), each in form and substance satisfactory to the Agent, duly executed by parties thereto, together with:

                           (i) certificates representing the Pledged Shares
                  referred to in the Pledge Agreements;

                           (ii) undated irrevocable stock transfer powers
                  executed in blank with signatures guaranteed or authenticated as the Agent may specify; and

                           (iii) UCC financing statements, duly executed by each
                  Obligor for which a security interest in Collateral may be perfected by filing a UCC financing statement in the U.S.;


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
                           (iv) evidence satisfactory to the Agent that all
                  other actions necessary or, in the opinion of the Agent, desirable to create Acceptable Security Interests in the Collateral have been taken (other than Post-Closing Items), including without limitation that account obligors of Receivables payable to Obligors organized under the laws of Bolivia and Venezuela have been notified of the Lien of the Agent; and

                           (v) the executed consent of the sole shareholder of
                  Musketeer.

                  (d) Incumbency. A certificate of the Secretary or an Assistant Secretary of each Obligor and Obligated Subsidiary certifying the names and true copies of signatures of the officers of such Obligor and Obligated Subsidiary authorized to execute and deliver this Agreement and all other Credit Documents to be executed and delivered by such Obligor or Obligated Subsidiary.

                  (e) Articles of Incorporation; Bylaws and Good Standing. Each of the following documents:

                           (i) the articles or certificate of incorporation of
                  each Obligor and the articles of association of Musketeer, each as in effect on the Closing Date, each certified by the appropriate Governmental Authorities in the jurisdiction of its incorporation or organization as of a recent date; the bylaws of each Obligor in effect on the Closing Date, certified by the Secretary or an Assistant Secretary of such Obligor as of the Closing Date; and

                           (ii) a good standing certificate for each Obligor
                  from the appropriate authorities of its jurisdiction of incorporation, a good standing certificate from the State of Texas as to each Obligor qualified to do business in Texas, and a good standing certificate from the State of Oklahoma as to each Obligor qualified to do business in Oklahoma, all as of a recent date.

                  (f) Resolutions. Certified copies of the resolutions of the Boards of Directors (or, in the case of the Company, of the Executive Committee of the Board of Directors) of each Obligor and Obligated Subsidiary (or in the case of Musketeer, of the managing director of Musketeer and of the sole stockholder of Musketeer) approving and authorizing the execution, delivery and performance by such Person of the Credit Documents to which it is a party and the transactions contemplated thereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of each Obligor or Obligated Subsidiary, as the case may be, together with, in the case of the Company, the resolutions of the Company's Board of Directors establishing, empowering and appointing the Executive Committee of the Company's Board of Directors, also certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company.

                  (g) Equity. Evidence that the Company shall have received Net Cash Proceeds of at least $30,000,000 from an Equity Issuance consummated on or before the Closing Date in the form of a sale of subordinated convertible preferred or common stock of the Company.


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
                  (h) Legal Opinions.

                           (i) an opinion of Arias, Fabrega & Fabrega,
                  Panamanian counsel to the Obligors organized under the laws of Panama, in form and substance satisfactory to the Agent and addressed to the Agent and the Banks;

                           (ii) an opinion of Conner & Winters, A Professional
                  Corporation, U.S. counsel to the Obligors, in form and substance satisfactory to the Agent;

                           (iii) opinions of local counsel to certain Obligors
                  and Obligated Subsidiaries in Nigeria, Panama, Venezuela, Bolivia, The Netherlands, St. Vincent and the Grenadines, and the province of Alberta, Canada, each in form and substance satisfactory to the Agent;

                           (iv) an opinion of Bracewell & Patterson, L.L.P.,
                  special counsel to the Agent, in form and substance satisfactory to the Agent.

                  (i) Payment of Fees. Evidence satisfactory to the Agent that the Obligors have paid all costs, accrued and unpaid fees and expenses (including legal fees and expenses) referred to in Article V and in Section 11.4 and in the Fee Letter to the extent due and payable on the Closing Date.

                  (j) Business Plan and Financial Statements. A satisfactory business plan for the Company and its Subsidiaries for the years 2002 through 2005 and a satisfactory written analysis of the business plan; and copies of the audited annual financial statements for the Company and its Subsidiaries for its fiscal years 1999, 2000, and 2001.

                  (k) Insurance Policies. Certificates of insurance with respect to insurance policies or other instruments or documents evidencing insurance coverage on the property and operations of the Obligors in accordance with
Section 8.5.

                  (l) Financial Condition Certificate. A certificate from the Chief Financial Officer of the Company, in substantially the form of Exhibit M to the effect that as of the Closing Date, and after giving effect to the transactions contemplated by this Agreement and the other Closing Documents, (i) each of the Obligors is Solvent; and (ii) no material change has occurred which would cause the projections delivered to the Agent in advance of the Closing Date (and acceptable to the Agent) and included in the Confidential Information Memorandum dated March, 2002 to no longer be representative of the Company's expected consolidated financial performance or which could be deemed, individually or in the aggregate, materially adverse to interests of the Banks under this Agreement and the other Credit Documents.

                  (m) No Material Adverse Litigation. Evidence satisfactory to the Agent and the Required Banks that no litigation or other proceeding exists (including without limitation concerning the ownership of the Company or any of its Subsidiaries, or


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any of their respective properties and assets) that might, in their opinion, constitute or lead to a Material Adverse Effect.

                  (n) Consents. Evidence satisfactory to the Agent in its discretion that all consents of each Governmental Authority and of each other Person, if any, required in connection with the Loans and Letters of Credit or the execution, delivery and performance of the Credit Documents have been received and remain in full force and effect.

                  (o) Termination of Existing Credit Facility. A notice from ABN AMRO Bank N.V. stating that the commitments of the banks set forth in the Credit Agreement dated as of February 20, 1997, as amended, have been terminated and all obligations thereunder, other than contingent obligations in respect of any Existing LCs, have been repaid (or arrangements for such repayment with the initial Loans under this Agreement have been made to the satisfaction of the Agent).

                  (p) Process Agent. Acknowledgment from CT Corporation System with respect to its irrevocable appointment (x) by each Obligor pursuant to
Section 13.14(e) of this Agreement, and (y) by each Obligated Subsidiary to the extent such Obligated Subsidiary has executed any Credit Document governed by New York law and requiring such appointment.

                  (q) Lien Searches and Lien Releases. Satisfactory lien searches in each relevant jurisdiction with respect to the Collateral of the Obligors, showing no Liens other than Permitted Liens and Liens for which release documents satisfactory to the Agent have been delivered to the Agent (subject only to the making of the initial Loans) on or prior to the Closing Date pursuant to documentation satisfactory to the Agent.

                  (r) Stock Registers. To the extent applicable law requires any pledge of capital stock to be recorded in the stock register of the issuer thereof, copies of the stock register of each Obligor organized under the law of Venezuela, Bolivia or Panama.

                  (s) Legal Structure of Initial Obligors. The Agent shall be satisfied with the legal, capital and ownership structure of each Obligor as of the Closing Date.

                  (t) Other Documents. Such other consents, approvals, opinions or documents as the Agent or any Bank through the Agent may reasonably request.

         7.2 Conditions Precedent to all Extensions of Credit. The obligation of each Bank to make any Loan or to issue or participate in any Letter of Credit (including the initial Loan or Letter of Credit) or to extend the expiry date of any Letter of Credit or increase in the face amount thereof, is in each case subject to the satisfaction of the following conditions precedent on the relevant borrowing date:

                  (a) Notice of Borrowing or LC Application. The Agent (and, with respect to any Swingline Loan being requested, the Swingline Bank) shall have received, with a counterpart for each Bank, a Notice of Borrowing as required by Section 2.3, or an LC Application and request for issuance of a Letter of Credit as required by Section 3.3.


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                  (b) Continuation of Representations and Warranties. The
representations and warranties made by the Obligors and the Obligated Subsidiaries contained in the Credit Documents shall be true and correct on and as of such borrowing date with the same effect as if made on and as of such borrowing date.

                  (c) No Existing Default. No Default or Event of Default shall have occurred and be continuing under any Credit Document on the borrowing date with respect to such Loan or Letter of Credit or after giving effect to the Loans to be made or Letter of Credit to be issued on such borrowing date.

                  (d) No Violation. The making of such Loan or the issuance of such Letter of Credit shall not be prohibited by, or subject the Agent or any Bank to any penalty under, any Legal Requirement applicable to the Agent or such Bank.

                  (e) Legal Structure of Obligors. There shall not have been any material change in the legal, capital and ownership structure of any Obligor since the date that such Obligor first became party to this Agreement.

                  (f) Additional Opinions. To the extent there has been any material change in Collateral included in the determination of the Net Borrowing Base or in the Obligors, such additional opinions in connection therewith as the Agent shall determine are necessary to confirm the Acceptable Security Interest of the Agent in such Collateral and the enforceability of each Obligor's Obligations.

         7.3 Conditions Precedent to Participation by a Designated Subsidiary. The obligation of each Bank to accept a Designated Subsidiary as an Obligor under this Agreement is subject to the satisfaction of the following conditions precedent before the effectiveness of such Designated Subsidiary's Election to
Participate:

                  (a) Notes; Election to Participate. The Agent shall have received a Note payable to the order of each Bank that has requested Notes pursuant to Section 2.2(b), and an Election to Participate, each duly executed by such Designated Subsidiary.

                  (b) Opinion of Counsel. The Agent shall have received an opinion of counsel for such Designated Subsidiary acceptable to the Agent, substantially in the form of the opinion letters delivered in respect of the initial Designated Subsidiaries as of the Closing Date, and covering such additional matters relating to such Designated Subsidiary or the transactions contemplated hereby as the Required Banks may reasonably request.

                  (c) Documents; Authorizations. The Agent shall have received documents evidencing the authority for, consent to and validity of the Election to Participate of such Designated Subsidiary and this Agreement, including documents of the type listed in Sections 7.1(c), (d), (e), (f), (l) and (n), and any other documents it may reasonably request, all in form and substance satisfactory to the Agent and the Required Banks.


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
                  (d) Pledge Agreement. The Agent shall have received security agreements, pledge agreements, or other appropriate agreements, and related financing statements, duly executed by the owner or owners of (except as may otherwise be permitted by Sections 8.13 and 8.14) all of the issued and outstanding capital stock or other equity interest of such Designated Subsidiary, or amendments to existing agreements, together with:

                           (i) certificates or other writings representing such
                  shares or other equity interests;

                           (ii) undated irrevocable stock transfer powers or
                  other instruments of similar effect executed in blank with signatures guaranteed and authenticated as the Agent may specify; and

                           (iii) evidence satisfactory to the Agent that all
                  other actions necessary or, in the opinion of the Agent, desirable to grant, perfect, protect and realize upon the Acceptable Security Interests created by such security agreements, pledge agreements, or other appropriate agreements, have been taken.

                  (e) Evidence of Appointment of Agent for Service. Evidence satisfactory to the Agent that such Designated Subsidiary has irrevocably appointed an agent for service of process in the City of New York in connection with the Credit Documents and that such agent has accepted such appointment.

                  (f) Continuation of Representations and Warranties. The representations and warranties contained in Article VI with respect to all Obligors shall be true and correct with respect to such Designated Subsidiary on and as of the effective date of such Election to Participate with the same effect as if made on and as of such effective date.

                  (g) Legal Structure of Designated Subsidiary. The Agent shall be satisfied with the legal, capital and ownership structure of such Designated Subsidiary.

Upon the satisfaction of the foregoing conditions precedent, such Designated Subsidiary shall become an Obligor (and both a Borrower and a Guarantor) for all purposes of this Agreement and the other Credit Documents.

         7.4 Confirmation of Conditions Precedent and Availability. Each request for a Borrowing or for the issuance of a Letter of Credit shall constitute a representation and warranty by each Borrower as of the date of each such Borrowing or issuance that (a) all conditions in Sections 7.1, 7.2 and 7.3 and all requirements set forth in Sections 8.13 and 8.14 have been satisfied, (b) the Obligors represent at least 90% of the consolidated assets, net worth and Adjusted EBITDA of the Company and its consolidated Subsidiaries as of such date, and (c) after giving effect to the requested Borrowing or Letter of Credit, the Borrowing Base Exposure (calculated to include the requested Borrowing or Letter of Credit) will not exceed the Net Borrowing Base.


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
                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

         The Obligors jointly and severally covenant to and agree with the Agent and each Bank that until the termination of this Agreement in accordance with
Section 13.18 (unless and only to the extent that the Banks required by Section
13.1 shall waive compliance in writing):

         8.1 Financial Statements. The Company shall deliver to the Agent in form and detail satisfactory to the Agent, with copies for each Bank in form and substance satisfactory to them (and the Agent shall, as promptly as practicable, forward such copies to the Banks):

                  (a) as soon as available, but not later than 90 days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, accompanied by the opinion of KPMG Peat Marwick or another nationally recognized independent public accounting firm which report shall state that, in the opinion of such firm, such consolidated financial statements present fairly, in all material respects, the financial position of WGI and its Subsidiaries as of the date of such consolidated financial statements and the results of their operations and their cash flows for the periods indicated in conformity with GAAP;

                  (b) as soon as available, but in any event not later than 90 days after the end of each fiscal year of the Company, the unaudited consolidating balance sheet of the Company showing (i) the Company, (ii) WUSA consolidated, and (iii) WII consolidated, each as at the end of such fiscal year and the related consolidating statement of income and stockholders' equity (excluding cash flows) for such fiscal year, all in reasonable detail and certified by an appropriate Responsible Officer of the Company as having been prepared in connection with the financial statements referred to in paragraph
(a) of this Section 8.1;

                  (c) as soon as available, but in any event not later than 60 days after the end of each of the first three quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, stockholders' equity and cash flows for the period commencing on the first day of the fiscal quarter and ending on the last day of such quarter, all in reasonable detail and certified by an appropriate Responsible Officer as fairly presenting, in accordance with GAAP, except without GAAP footnotes and subject to year-end adjustments, the financial position and the results of operations of the Company and its consolidated Subsidiaries;

                  (d) promptly upon any request therefor by the Agent, but not sooner than 60 days after the end of each of the first three quarters of each fiscal year or 90 days after the fourth quarter of any fiscal year, the unaudited consolidating balance sheet of the


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
Company described in Section 8.1(b) and the related consolidating statements of income and stockholders' equity (excluding cash flows) for the preceding quarter, all certified by an appropriate Responsible Officer of the Company as having been prepared in connection with the financial statements referred to in paragraph (c) of this Section 8.1; and

                  (e) as soon as possible after the end of each calendar month, but in any event not later than 45 days after the end of each calendar month, except for December and January which shall be not later than 60 days after the end of such months, financial statements similar to those referred to in paragraphs (c) and (d) of this Section 8.1 for such month, in addition to the requirements set forth in such paragraphs, which financial statements shall set forth the financial information required by paragraph (c) or (d), as applicable, for such month and include current EBITDA calculations of WGI and consolidated income statements and balance sheets for such month of each of (i) WGI showing WGI, WII, RPI, MSI, and WUSA, and (ii) WUSA showing WUSA, WESCO and WEI.

         8.2 Certificates; Other Information. The Company shall furnish to the Agent with sufficient copies for each Bank (and the Agent shall, as promptly as practicable, forward such copies to the Banks):

                  (a) concurrently with each delivery of financial statements referred to in Section 8.1(a), (i) a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate, and (ii) a certificate of a Responsible Officer (A) stating that, to the best of such officer's knowledge, each Obligor during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Credit Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (B) showing the amounts subject to limitation by Sections 9.1(j), 9.3(b), 9.3(c), 9.3(e), 9.3(g) and 9.4(c) which are outstanding on such date,
(C) showing in detail the calculations supporting such statement in respect of Sections 9.11, 9.12, and 9.13, and (D) a description of all off-balance sheet Contingent Obligations or Indebtedness of the Company or any of its Subsidiaries;

                  (b) concurrently with each delivery of financial statements referred to in Section 8.1(c), a certificate of a Responsible Officer (i) stating that, to the best of such officer's knowledge, each Obligor during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Credit Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) showing in detail the calculations supporting such statement in respect of Sections 9.11, 9.12 and 9.13, and (iii) a description of all off-balance sheet Contingent Obligations or Indebtedness of the Company or any of its Subsidiaries;


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
                  (c) promptly after the same are sent, copies of all financial statements and reports which the Company sends to its stockholders, and promptly after the same are filed, copies of all financial statements, registration statements, proxy statements, and regular, periodical or special reports which the Company may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                  (d) promptly after any request therefor by the Agent, copies of any contract between any Obligor and any third party that the Agent may reasonably request;

                  (e) promptly, such additional financial and other information as the Agent at the request of any Bank may from time to time reasonably request, including without limitation future projections concerning the consolidated business of the Company;

                  (f) concurrently with each delivery of financial statements referred to in Sections 8.1(a) and (c), a project status report and contract status report including information and detail reasonably satisfactory to the Agent; and

                  (g) at any time upon request by the Agent, reports as to the location of property that is Collateral, including information as to owner, net book value and location, certified by an appropriate Responsible Officer of the Company.

         8.3 Preservation of Existence. Each Obligor shall, and shall cause each of its Subsidiaries to:

                  (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of the State or jurisdiction of incorporation or organization or formation;

                  (b) preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 8.2; and

                  (c) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business organization and preserve the goodwill and business with the customers, suppliers and others having business relations with it;

provided that this Section 8.3 shall not prohibit any Obligor from dissolving or liquidating any Subsidiary that is not an Obligor or an Obligated Subsidiary.

         8.4 Maintenance of Property. The Company shall maintain and preserve and shall cause each of its Subsidiaries to maintain and preserve all its property which is used or useful in its business in good working order and condition, consistent with prior practice, ordinary wear and tear typical in the industry excepted, and make all necessary repairs thereto and renewals and replacements thereof, except where the failure to do so


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
could not reasonably be expected to have a Material Adverse Effect, or as permitted by Section 9.2.

         8.5 Insurance. In addition to the insurance requirements set forth in the Security Documents, the Company shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including workers' compensation insurance, public liability and property and casualty insurance, flood, and political risk insurance, and shall maintain political risk insurance coverage as currently maintained by the Company or any Subsidiary of the Company. Without limiting the generality of the foregoing, the Company shall maintain and cause each of its Subsidiaries to maintain political risk insurance on all Plant, Property, Equipment and Spare Parts located in any PRI Location in an amount equal to not less than 80% of the net book value thereof. The Agent shall be named as loss payee on all casualty insurance, marine insurance, and political risk insurance maintained by the Company and its Subsidiaries on assets included in the determination of the Net Borrowing Base. In addition, the Agent for the benefit of the Banks shall be named as additional insured on all general liability insurance maintained by the Company on behalf of itself and its Subsidiaries that are Obligors for insured liabilities in respect of bodily injury and property damage arising out of its or their operations. The Company shall provide the Agent on request a certificate of the Company's insurance broker(s) stating that no such insurance shall be cancelled without 30 days' prior notice to the Agent. Upon request of the Agent, the Company shall furnish the Agent, with copies for each Bank, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Company (and, if requested by the Agent, any one or more insurance brokers of the Company) setting forth the nature and extent of all insurance maintained by the Company and its Subsidiaries in accordance with this Section 8.5 or any Security Document (and which, in the case of a certificate of a broker, were placed through such broker). The Company shall, and shall cause its Subsidiaries to, pursue all rights and remedies under such insurance, if required by the Agent.

         8.6 Payment of Obligations. The Company shall, and shall cause each of its Subsidiaries to, pay and discharge as the same shall become due and payable all their respective obligations and liabilities, including:

                  (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

                  (b) all lawful claims which, if unpaid, might by law become a Lien upon its property, except such as may be contested in good faith by appropriate proceedings and with respect to which adequate reserves in accordance with GAAP are being maintained.


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
         8.7 Compliance with Laws. The Company shall comply with, and shall cause each of its Subsidiaries to comply with, in all material respects, all Legal Requirements of any Governmental Authority having jurisdiction over it or its business, except such as may be contested in good faith or as to which a bona fide dispute may exist.

         8.8 Inspection of Property and Books and Records. The Company shall maintain, and shall cause each of its Subsidiaries to maintain, proper books of record and account, in which entries in conformity with the generally accepted principles of accounting applicable to the Company or such Subsidiary consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiaries. The Company will permit, and will cause each of its Subsidiaries to permit, representatives of the Agent or any Bank to visit and inspect any of their respective facilities or properties which any of them may own, lease, manage or control, to examine their respective corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, employees and independent public accountants, all at the reasonable expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, after the occurrence and during the continuation of an Event of Default, the Agent or any Bank may visit and inspect at the expense of the Company such properties at any time during business hours and without advance notice.

         8.9 Environmental Laws.

                  (a) The Company shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its property and facilities which it may own, lease, manage or control in compliance in all material respects with all Environmental Laws.

                  (b) The Company shall conduct, and cause to be conducted, the ongoing operations of the Company and its Subsidiaries in a manner that will not give rise to the imposition of liability, or require expenditures out of the ordinary course of business, under or in connection with any Environmental Law, except for any liabilities or expenditures which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (c) Upon written request of the Agent or any Bank, the Company shall submit and cause each of its Subsidiaries to submit, to the Agent and such Bank, at the Company's sole cost and expense at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to Section 8.10(d) and any other environmental, health or safety compliance obligation, remedial obligation or liability, that could, individually or in the aggregate, reasonably be expected to result in liabilities in the aggregate in excess of Three Million Dollars ($3,000,000).


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
         8.10 Notices. The Company shall promptly give notice to the Agent and each Bank:

                  (a) of the occurrence of any Default or Event of Default accompanied by a certificate specifying the nature of such Default or Event of Default, the period of existence thereof and the action that the Company or any Subsidiary of the Company has taken or proposes to take with respect thereto;

                  (b) of any (i) breach or non-performance of, or any default under any Contractual Obligation of the Company or any of its Subsidiaries which could result in a Material Adverse Effect; or (ii) material dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority;

                  (c) of the commencement of, or any material development in, any litigation or proceeding affecting the Company or any of its Subsidiaries
(i) in which the amount of damages claimed is Three Million Dollars ($3,000,000) (or its equivalent in another currency or currencies) or more; (ii) in which injunctive or similar relief is sought and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any other Credit Document or the operations of the Company or any of its Subsidiaries; or (iv) which otherwise could reasonably be expected to have a Material Adverse Effect;

                  (d) upon, but in no event later than 10 days after, becoming aware of (i) any enforcement, cleanup, removal or other governmental or regulatory actions instituted, commenced by or threatened against the Company or any of its Subsidiaries or with respect to any of the properties or facilities which they may own, lease, manage or control pursuant to any applicable Environmental Laws which could reasonably be expected to have a Material Adverse Effect, (ii) any other Environmental Claim which could reasonably be expected to have a Material Adverse Effect, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property or facilities which any of the Company or its Subsidiaries may own, lease, operate or control that could reasonably be expected to cause such property or facility or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property or facility under any Environmental Laws which could be reasonably be expected to have a Material Adverse Effect;

                  (e) promptly after reporting the same to the Securities and Exchange Commission or other similar Governmental Authority, any other litigation or proceeding affecting the Company or any of its Subsidiaries which the Company would be required to report to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or such other similar Governmental Authority;

                  (f) within 10 days after the occurrence of any ERISA Event affecting the Company or any member of its Controlled Group, notice thereof, together with (i) a certificate of the Company setting forth the details of such ERISA Event and the action


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
which the Company or such member proposes to take with respect thereto; or (ii) any notice delivered by the PBGC to the Company or any member of its Controlled Group with respect to such ERISA Event;

                  (g) promptly following receipt by the Company of any notice of default from any holder of Subordinated Debt, a copy of such notice;

                  (h) promptly upon becoming aware of any Material Adverse Effect, notice thereof;

                  (i) promptly upon becoming aware of any Change of Control, notice thereof, together with a statement of the details;

                  (j) promptly following any change in the accounting policies of the Company or any of its Subsidiaries not required by GAAP, notice thereof and a reasonably detailed description of such change and the reasons therefor;

                  (k) promptly upon becoming aware thereof, notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect; and

                  (l) prior to 30 days before any change in name, jurisdiction of incorporation or organization, or location of the chief executive office or principal place of business of any Obligor, any Designated Subsidiary or any Subsidiary of the Company executing a Credit Document, notice of the new name, jurisdiction or location, as the case may be.

Each notice pursuant to this Section 8.10 shall be accompanied by a statement by a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company or its Subsidiary proposes to take with respect thereto.

         8.11 Use of Proceeds. The Obligors will use the proceeds of the Loans for working capital and other general corporate purposes, including to support financial and performance obligations of the Borrowers or their Subsidiaries incurred in the ordinary course of business, restricted payments permitted under
Section 9.10 and, subject to the other provisions of this Agreement, for any action permitted by Section 9.3.

         8.12 Further Assurances.

                  (a) The Company shall ensure that all written information, exhibits and reports furnished to the Banks do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Banks and correct any defect or error that may be discovered therein or in any Credit Document or in the execution, acknowledgment or recordation thereof.


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                  (b) Promptly upon request by the Agent or the Required Banks, the Company shall, and shall cause its Subsidiaries to, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, consents, confirmations, legal opinions, assurances and other writings and instruments as the Agent or any Bank (through the Agent) may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Credit Document, (ii) to subject to the Liens created by any of the Security Documents any of the properties, rights or interests covered by any of the Security Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens intended to be created thereby, (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and the Banks the rights granted or now or hereafter intended to be granted to the Agent and the Banks under any Credit Document or under any other instrument executed in connection therewith, or (v) to enable the Agent to exercise and enforce its rights under any Security Document with respect to such Liens (including seeking all applicable regulatory authorizations to facilitate any foreclosure on assets constituting Collateral).

         8.13 Certain Obligations Respecting Certain New Subsidiaries. The Company will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that the Company or one of its Subsidiaries which has executed and delivered to the Agent an appropriate Credit Document pursuant to Section 8.14 at all times retains the right to vote all of the issued and outstanding shares of each class of stock of or other equity interest owned by the Company or any of its Subsidiaries in each New Material Subsidiary. Without limiting the generality of the foregoing, neither the Company nor any Subsidiary of the Company shall sell, transfer or otherwise dispose of any shares of stock or other equity interest in or any right to vote any shares of stock or other equity interest in any New Material Subsidiary owned by it, nor permit any New Material Subsidiary to issue any shares of stock of any class whatsoever or other equity interest to any Person which would reduce the percentage of equity of such New Material Subsidiary owned by the Company or any of its Subsidiaries. In the event that any such additional shares of stock or other equity interest shall be issued by any New Material Subsidiary to the Company or any Subsidiary of the Company, the Company shall forthwith deliver or cause to be delivered to the Agent pursuant to a pledge agreement (or other Credit Document of similar effect) all certificates and other writings evidencing such shares of stock or other equity interest, accompanied by undated stock powers (or other instruments of similar effect) executed in blank, and shall take or cause to be taken all such other action as the Agent shall request to create, perfect, protect and realize upon the security interest created therein pursuant to the pledge agreement (or other Credit Document of similar effect).

         8.14 New Material Subsidiaries. Within 30 days after the creation, formation or acquisition by the Company or any of its Subsidiaries of any interest in any New Material Subsidiary, the Company shall:


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                  (a) execute and deliver, and cause each of the Company's
Subsidiaries owning any of the outstanding capital stock or other equity interest of such New Material Subsidiary to execute and deliver, to the Agent on behalf of the Banks an agreement, substantially similar to the Pledge Agreements, with such changes as shall be necessary in the circumstances, pursuant to which all of the outstanding capital stock or other equity interest of such New Material Subsidiary owned by the Company and its Subsidiaries shall be irrevocably pledged to the Agent on behalf of the Banks, together with certificates or other writings representing all shares of such stock or other equity interest and for each such certificate an undated irrevocable stock power or other similar instrument executed in blank with signatures guaranteed and authenticated as the Agent may specify;

                  (b) cause such New Material Subsidiary to execute and deliver to the Agent on behalf of the Banks an Election to Participate and a Note payable to the order of each Bank that has requested Notes pursuant to Section 2.2(b), all of which shall be irrevocable;

                  (c) deliver or cause to be delivered to the Agent on behalf of the Banks all agreements, documents, instruments and other writings described in Sections 7.3(b), (c) and (f) with respect to such New Material Subsidiary; and

                  (d) deliver or cause to be delivered to the Agent on behalf of the Banks all such information regarding the condition (financial or otherwise), business and operations of such New Material Subsidiary as the Agent or any Bank through the Agent may reasonably request.

Upon completion of the foregoing requirements, each such New Material Subsidiary shall be an Obligor (and both Borrower and a Guarantor in accordance with Article XI) for all purposes of this Agreement and the other Credit Documents.

         8.15 Change of Offices. If any Obligor or Obligated Subsidiary intends to change the location of its sole principal place of business or chief executive office, it shall give the Agent written notice of its new address no later than one week before such event and shall furnish, if the Agent so requests following its receipt of such notice, an executed financing statement or other appropriate notice to be publicly filed in the jurisdiction in which such new place of business or chief executive office is located.

         8.16 Obligors. The Company shall ensure that at all times the Persons included as "Obligors" under this Agreement represent at least 90% of the consolidated assets, net worth and Adjusted EBITDA of the Company and its consolidated subsidiaries.

         8.17 Performance of Contracts. Each Obligor shall (a) perform and observe, and shall cause each of its Subsidiaries to perform an observe, all the terms and provisions to be performed or observed by it under each contract to which it is party, (b) maintain each such contract in full force and effect (except for termination of such a contract resulting from exercise of remedies against a defaulting counterparty), and (c) enforce each such contract in accordance with its terms, in each case above to the extent


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that the failure to do any of the foregoing, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                                   ARTICLE IX

                               NEGATIVE COVENANTS

         The Obligors jointly and severally covenant to and agree with the Banks and the Agent that until the termination of this Agreement in accordance with
Section 13.18 (unless and only to the extent that the Banks required by Section
13.1 shall waive compliance in writing):

         9.1 Limitation on Liens. No Obligor shall, or shall permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, including real estate, whether now owned or hereafter acquired, or offer or agree to do so, other than the following ("Permitted Liens"):

                  (a) any Lien created under any Credit Document;

                  (b) any Lien (other than Liens on the Collateral) existing on the property of the Company or its Subsidiaries on the Closing Date and specifically set forth in Schedule 9.1 securing Indebtedness outstanding on such date;

                  (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 8.6, provided that no Notice of Lien has been filed or recorded;

                  (d) Carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings;

                  (e) Liens (other than any Lien imposed by ERISA) on the property of the Company or any of its Subsidiaries incurred, or pledges or deposits required, in connection with worker's compensation, unemployment insurance and other social security legislation;

                  (f) Liens on the property of the Company or any of its Subsidiaries securing (i) the performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (ii) obligations on surety and appeal bonds, and (iii) other obligations of a like nature incurred in the ordinary course of business, provided that all such Liens in the aggregate have no reasonable likelihood of causing a Material Adverse Effect;


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                  (g) Easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

                  (h) Purchase money Liens or purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, other than the Collateral, securing Indebtedness permitted pursuant to Section 9.4(f) which was incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to such property concurrently with or within 30 days after the acquisition thereof;

                  (i) Liens on any property (other than the Collateral) securing Indebtedness permitted pursuant to Section 9.4(h) or Section 9.9(c); and

                  (j) Liens on any property (other than the Collateral) to secure permitted Capital Lease Obligations (but not to secure any corporate guarantee related thereto) provided that the property subject to such Liens is the property subject to the leasing arrangements related to such Capital Lease Obligations.

         9.2 Mergers and Consolidations; Dispositions of Assets. No Obligor shall, or shall permit any of its Subsidiaries to, in any one transaction or series of transactions, directly or indirectly:

                  (a) Sale of Less than Substantially All Assets. Sell, exchange, transfer or otherwise dispose of part, but less than all or substantially all, of its assets, unless such sale, exchange, transfer or other disposition is for cash or for non-cash consideration acceptable to the Required Banks and either:

                           (1) such sale, exchange, transfer or other
                  disposition is made in the ordinary course of business of such Obligor or Subsidiary; or

                           (2) after giving effect to such sale, exchange,
                  transfer or other disposition, the aggregate net book value of
                  (i) all assets of the Company and its Subsidiaries sold, exchanged, transferred or otherwise disposed of (excluding assets sold, exchanged, transferred or otherwise disposed of in the ordinary course of business pursuant to Section 9.2(a)(1)) since the Closing Date and (ii) the assets of all Subsidiaries of the Company, the stock of which has been sold or otherwise disposed of pursuant to Section 9.2(b)(2) since the Closing Date, shall not exceed 10% of the consolidated total assets of the Company and its Subsidiaries as of the end of the most recent fiscal quarter then ended.

                  (b) Sale of Stock or Indebtedness of Subsidiaries. Sell, assign, pledge, transfer or otherwise dispose of, or part with control of, any shares of stock of or equity in, or any Indebtedness or obligations of any character of, any Subsidiary of the Company, except (1) to a Permanent Borrower or to a wholly-owned Subsidiary of a


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Permanent Borrower and (2) that all shares of stock of any Subsidiary of the
Company at the time owned by the Company and its Subsidiaries may be sold as an entirety for a consideration which represents the fair market value (determined by the Company in good faith) at the time of sale of the shares of stock so sold; provided, that, for purposes of this exception (2), the net book value of the assets of such Subsidiary together with (x) the net book value of the assets of all other Subsidiaries of the Company the stock of which was sold since the Closing Date and (y) the net book value of the assets of the Company and all Subsidiaries of the Company sold, exchanged, transferred or otherwise disposed of pursuant to Section 9.2(a)(2) since the Closing Date does not represent more than 10% of the consolidated total assets of the Company and its Subsidiaries as of the end of the most recent fiscal quarter then ended; provided further that, at the time of such sale, assignment, pledge, transfer or other disposition such Subsidiary shall not own, directly or indirectly, any shares of stock of the Company or any other Subsidiary of the Company unless all of the shares of stock of such other Subsidiary of the Company owned, directly or indirectly, by the Company and its Subsidiaries are simultaneously being sold as permitted by the exception described in this Section 9.2(b).

                  (c) Merger and Sale of All or Substantially All Assets. Convey, exchange, transfer or otherwise dispose of all or a substantial part of its assets (i.e., assets which could not otherwise be disposed of pursuant to Section 9.2(a)(2)) to any Person, or merge or consolidate with or into any other Person, or liquidate or dissolve, except that

                           (1) any wholly-owned Subsidiary of the Company may
                  merge with the Company (provided, that the Company shall be the continuing or surviving corporation) or with any one or more other wholly-owned Subsidiaries of the Company;

                           (2) any Subsidiary of the Company may sell, exchange,
                  transfer or otherwise dispose of any of its assets to the Company or to a wholly-owned Subsidiary of the Company;

                           (3) any Subsidiary of the Company may sell, exchange,
                  transfer or otherwise dispose of all or substantially all of its assets subject to the conditions and provisions specified in Sections 9.2(a)(2);

                           (4) any Subsidiary of the Company may merge into or
                  consolidate with any Person which does not thereupon become a Subsidiary of the Company, subject to the conditions and provisions specified in Section 9.2(b) with respect to a sale or other disposition of the stock of such Subsidiary;

                           (5) any Subsidiary of the Company may permit any
                  Person to be merged into such Subsidiary or may consolidate with or merge into a Person which thereupon becomes a Subsidiary of the Company; provided that immediately after any such merger or consolidation, no Default shall have occurred and be continuing and the Company shall be in compliance with
                  Section 8.15;


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
                           (6) the Company may permit any Person to be merged into the Company (such that the Company shall be the continuing or surviving corporation); and

                           (7) the Company may permit any corporation to consolidate with the Company;

provided that for purposes of Sections 9.2(c)(6) and (7) immediately after such merger or consolidation, and after giving effect thereto, (x) such successor Person could incur at least $1.00 of additional Indebtedness without violation of Section 9.15, and (y) no Default shall have occurred and be continuing. As soon as practicable, and in any event at least 30 days prior to the proposed consummation date of any merger or consolidation, the Company shall give written notice thereof to the Agent describing in reasonable detail the proposed transaction, the date on which it is proposed to be consummated and the identity, jurisdiction of organization, and geographic composition of assets of the proposed successor corporation.

                  (d) Issuance of Stock by Subsidiaries. Permit any of its Subsidiaries to, either directly or indirectly, by the issuance of rights or options for, or securities convertible into, such shares, or otherwise, issue, sell or otherwise dispose of any shares of any authorized but unissued or treasury class of the stock of any Subsidiary of the Company (other than directors' qualifying shares) except to a Permanent Borrower or a wholly-owned Subsidiary of a Permanent Borrower.

                  (e) Sale and Leaseback. Enter into any sale and leaseback transaction unless:

                           (i) the net sales proceeds received by the Company or its Subsidiary in respect of the assets sold pursuant to such sale and leaseback transaction are greater than or equal to the fair market value of the assets sold and such proceeds are concurrently applied to (A) the purchase, acquisition, development or construction of assets having a value at least equal to such net proceeds, and to be used in the Company's or such Subsidiary's business; provided that no Liens shall at any time exist on such assets which secure any Indebtedness except as permitted by Section 9.1; or (B) the prepayment in accordance with this Agreement of any aggregate principal amount of all the Obligations plus accrued interest thereon and all other amounts due in connection with such prepayment in accordance with this Agreement in an amount at least equal to the amount of such net proceeds; or

                           (ii) the sale and leaseback transaction involves the sale of assets by a Permanent Borrower to another Permanent Borrower or to a wholly-owned Subsidiary of a Permanent Borrower or by a Subsidiary of a Permanent Borrower to a Permanent Borrower or to another wholly-owned Subsidiary of a Permanent Borrower; provided that if any Obligor is the seller under any such sale and leaseback transaction, its lease obligations thereunder shall be subord-


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         inated to the Obligations upon terms satisfactory to the Agent and the
         Required Banks.

                  (f) Partnerships and Joint Ventures. Enter into any joint venture or partnership with any Person, except

                           (i) the Company or any of its Subsidiaries may enter into Project Related Partnerships and/or Joint Ventures; and

                           (ii) the Company or any of its Subsidiaries may enter into partnerships and joint ventures other than Project Related Partnerships and/or Joint Ventures, but only to the extent permitted under Section 9.3.

         9.3 Acquisitions and Investments. No Obligor shall, or shall permit any of its Subsidiaries to, directly or indirectly, purchase or acquire, or make any commitment to purchase or acquire, any capital stock of, equity interest in, or a substantial portion of the assets of another Person, or make any advance, loan, extension of credit or capital contribution to, or any other investment in, any Person, including any Affiliate of the Company, except:

                  (a)      investments in Cash Equivalents;

                  (b) advances to employees for business-related purposes in an aggregate amount not greater than $1,000,000;

                  (c) (i) loans to employees for the purpose of purchasing stock pursuant to employee stock ownership plans; provided that the aggregate amount of loans pursuant to this clause (i) shall not exceed $3,500,000; or (ii) loans to non-employee directors to the extent that such loans are for the sole purpose of immediately purchasing from the Company capital stock of the Company; provided that with respect to this clause (ii), (A) the loans are evidenced by a promissory note of such director with a maturity date not more than three years after issuance, and (B) the aggregate amount of such loans shall not exceed $1,500,000;

                  (d) investments in or loans to the Company or in or to wholly-owned Subsidiaries of the Company, so long as the Company does not reduce its ownership interest in such Subsidiary;

                  (e) investments in or loans to the Company or in or to Subsidiaries of the Company which are controlled by the Company but which are neither wholly-owned Subsidiaries of the Company nor Project Related Partnerships and/or Joint Ventures, in an aggregate amount for all such Persons not to exceed $2,000,000;

                  (f) investments and capital contributions in or loans to Project Related Partnerships and/or Joint Ventures in the ordinary course of business; and

                  (g) acquisitions of and investments (other than Project Related Partnerships and/or Joint Ventures), including pipeline project related equity investments,


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for which a Subsidiary of the Company or a joint venture involving a Subsidiary of the Company is a material contractor in businesses primarily engaged in energy-related services or water-related services, including the same or similar services historically provided by the Company and its Subsidiaries prior to the date of this Agreement; provided that (i) at the time of any such acquisition or investment and after giving effect pro forma thereto, no Default or Event of Default shall exist; (ii) if any such acquisition or investment involves the Company, the Company is the surviving entity, (iii) if any such acquisition or investment involves any Obligor other than the Company, such other Obligor is the surviving entity; (iv) if the Company's stock is used as consideration for any such acquisition or investment, such stock is not mandatorily redeemable by the holder thereof, is not subject to any repurchase requirements by the Company, and does not have a scheduled maturity date prior to the day that is 180 days after the Maturity Date; (v) no such individual acquisition or investment shall involve cash consideration in excess of $10,000,000; (vi) the maximum cash consideration for all such acquisitions and investments for any 12 month period shall not exceed $15,000,000; (vii) no such individual acquisition or investment shall involve consideration of any kind in excess of $50,000,000; and (viii) the maximum consideration for all such acquisitions and investments for any 12 month period shall not exceed $75,000,000.

         9.4 Limitation on Indebtedness. No Obligor shall, or shall permit any of its Subsidiaries to, create, incur, assume, guarantee, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                  (a)      Indebtedness incurred pursuant to the Credit
Documents;

                  (b) Indebtedness existing on the Closing Date and specifically set forth in Schedule 9.4;

                  (c)      Indebtedness not otherwise permitted under this
Section 9.4 which does not in the aggregate exceed twenty percent (20%) of Tangible Net Worth; provided that such Indebtedness is unsecured except as permitted by Section 9.1(j);

                  (d)      Indebtedness permitted pursuant to Section 9.9;

                  (e) (i) Hedging Obligations in favor of a Bank which are secured by the Collateral pursuant to the Security Documents on a ratable basis with the Banks, provided that the aggregate notional amount of such secured Hedging Obligations does not exceed $2,000,000, and (ii) unsecured Hedging Obligations;

                  (f) Indebtedness incurred or assumed by the Company or any of its Subsidiaries for the purpose of financing all or any part of the cost of acquiring personal property in an aggregate amount not to exceed Ten Million Dollars ($10,000,000), which Indebtedness may be secured by Liens subject to
Section 9.1(h);

                  (g) Indebtedness consisting of obligations in connection with loans and investments permitted by Section 9.3; and


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                  (h)      Indebtedness of up to an aggregrate principal amount
of $5,000,000 in respect of a real estate loan secured by the real property which is currently subject to the Synthetic Lease Agreement described in Section 4.10.

         9.5 Transactions with Affiliates. No Obligor shall, or shall permit any of its Subsidiaries to, enter into any transaction with any Affiliate of such Obligor or of any such Subsidiary except as contemplated by the Credit Documents or in the ordinary course of business and pursuant to the reasonable requirements of the business of such Obligor or such Subsidiary and upon fair and reasonable terms no less favorable to such Obligor or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of such Obligor or such Subsidiary. For purposes of this Section 9.5 only, the term "Affiliate" shall not be deemed to include any other Obligor hereunder.

         9.6 Contingent Obligations. No Obligor shall, or shall permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Contingent Obligations, except:

                  (a) endorsements for collection or deposit in the ordinary course of business;

                  (b) Contingent Obligations with respect to Indebtedness permitted under Section 9.4;

                  (c) Contingent Obligations created by or arising in connection with the Credit Documents;

                  (d) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in Schedule 9.6;

                  (e) Guarantees of, or surety bonds issued with respect to, performance by the Company's wholly-owned Subsidiaries of contracts entered into, or bids submitted, by or on behalf of such Subsidiaries in the normal course of business;

                  (f) Contingent Obligations among the Permanent Borrowers and their wholly-owned Subsidiaries; and

                  (g) joint venture obligations, to the extent and only to the extent permitted under Section 9.2(f).

         9.7 Compliance with ERISA. No Obligor shall, or shall permit any ERISA Affiliate to, directly or indirectly, (i) terminate any Plan subject to Title IV of ERISA so as to result in any material (in the opinion of the Required Banks and greater than Three Million Dollars ($3,000,000)) liability to the Company or any ERISA Affiliate, (ii) permit to exist any ERISA Event or any other event or condition which presents the risk of a material (in the opinion of the Required Banks and greater than Three Million Dollars ($3,000,000)) liability of the Company or any ERISA Affiliate, (iii) make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any


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Multiemployer Plan so as to result in any material (in the opinion of the
Required Banks and greater than Three Million Dollars ($3,000,000)) liability of the Company or any ERISA Affiliate, (iv) enter into any new Plan or modify any existing Plan so as to increase the aggregate obligations of all Obligors under all Plans by an amount which could reasonably be expected to result in any material (in the opinion of the Required Banks and greater than Five Million Dollars ($5,000,000)) liability of the Company or any ERISA Affiliate except in the ordinary course of business consistent with past practice and except that the Company may establish and maintain employee stock ownership plans and Non-Qualified Pension Benefit Restoration Plans, or (v) permit the present value of all nonforfeitable accrued benefits under each Plan (using the actuarial assumptions utilized by the Company as provided by its independent actuaries upon termination of a Plan) to materially (in the opinion of the Required Banks and greater than Three Million Dollars ($3,000,000)) exceed the fair market value of Plan assets allocable to such benefits, all determined as of the most recent valuation date for each such Plan.

         9.8 Use of Proceeds. None of the proceeds of the Loans, and no Letter of Credit, shall be used for any purpose other than the purposes set forth in Section 8.11. No portion of the Loans and none of the Letters of Credit will be used, directly or indirectly, (a) to purchase or carry any Margin Stock,
(b) to repay or otherwise refinance indebtedness of any Obligor or any Designated Subsidiary incurred to purchase or carry any Margin Stock, or (c) to extend credit for the purpose of purchasing or carrying any Margin Stock. No portion of the Loans, and no Letter of Credit, will be used directly or indirectly for repurchases of stock or acquisitions or investments; provided, however, that Loans may be used for repurchases of stock, acquisitions and investments permitted under Sections 9.3(a), (b), (d), (e), (f) and (g) and
Section 9.10. Notwithstanding any contrary provision in this Agreement, none of the proceeds of the Loans and no Letter of Credit shall be used for the purpose of purchasing real estate assets in excess of $1,500,000 in any calendar year.

         9.9 Lease Obligations. No Obligor shall, or shall permit any of its Subsidiaries to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for


                  (a) leases of the Company and its Subsidiaries in existence on the Closing Date and any renewal, extension or refinancing thereof;

                  (b) after the Closing Date, any leases entered into by the Company or any of its Subsidiaries in the ordinary course of business in a manner and to an extent consistent with past practice;

                  (c) after the Closing Date, any lease entered into by the Company or any of its Subsidiaries, provided that:

                           (i) immediately prior to giving effect to such lease, the property or asset subject to such lease was sold by the Company or any such


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
         Subsidiary to the lessor under such lease at a price not less than its fair market value; and

                           (ii) no Default or Event of Default would occur as a result of such sale and subsequent lease; and

                  (d) after the Closing Date, operating leases other than those permitted under clauses (a), (b) and (c) of this Section 9.9 entered into by the Company or any of its Subsidiaries to finance the acquisition of equipment; provided that the aggregate amount of all long term operating lease payments per annum (excluding any month to month equipment rentals) of the Company and its Subsidiaries shall not exceed at any one time twenty percent (20%) of Consolidated Tangible Net Worth.

         9.10 Restricted Payments. The Company shall not declare, accrue or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries to do so) any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, except as permitted under Section 9.3, and except that the Company may (a) declare and make dividend payments or other distributions payable solely in its capital stock (provided that such capital stock is not mandatorily redeemable by the holder thereof, is not subject to any repurchase requirements by the Company and does not have a scheduled maturity prior to the day that is 180 days after the Maturity Date), (b) purchase, redeem or otherwise acquire shares of its capital stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its capital stock (provided that such newly issued stock is not mandatorily redeemable by the holder thereof, is not subject to any repurchase requirements by the Company or does not have a scheduled maturity prior to the day that is 180 days after the Maturity Date), (c) repurchase stock beneficially owned by its employees (including Affiliates) in connection with the Company's, WII's or WUSA's non-qualified stock ownership plans, and (d) declare and make a distribution of preferred or common share purchase rights, and redeem or exchange outstanding preferred or common share purchase rights pursuant to that certain Rights Agreement dated as of April 1, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C., as amended, provided that the consideration for any such redemption or exchange does not exceed in the aggregate $150,000; provided that immediately after giving effect to such proposed actions described in clauses (a) and (b), no Default or Event of Default would exist.

         9.11     Financial Indebtedness.

                  (a) The Company shall not permit the ratio of its Financial Indebtedness to Total Capitalization at the end of any fiscal quarter to exceed 0.35 to 1.00.


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                  (b)      The Company shall not permit the ratio of its
Financial Indebtedness to Adjusted EBITDA at the end of each fiscal quarter to exceed 2.00 to 1.00.

         9.12 Consolidated Tangible Net Worth. The Company shall not permit its Consolidated Tangible Net Worth as at the end of any fiscal quarter after the Closing Date to be less than the sum of (a) $140.0 million plus (b) 75% of the Company's cumulative net income for each calendar year to date (without deduction for loss) as of the end of such fiscal quarter, plus (c) 100% of the Net Cash Proceeds received by the Company with respect to any Equity Issuance after the Closing Date.

         9.13 Fixed Charge Coverage Ratio. The Company shall not permit its Fixed Charge Coverage Ratio, calculated at the end of each fiscal quarter for the three fiscal quarter period then ended and annualized, to be less than 3.0 to 1.0.

         9.14 Change in Business. Except as permitted by Section 9.3, the Company shall not, and shall not permit any of its Subsidiaries to, engage in any material line of business substantially different from (a) those lines of business historically carried on by them prior to the date of this Agreement, or
(b) energy-related services or water-related services.

         9.15 Change in Structure. Except as permitted under Section 9.3, the Company shall not, and shall not permit any of the Obligors to, make any changes in their capital structure (including in the terms of their outstanding stock) or amend their certificates of incorporation, bylaws or other similar instrument or agreement in a manner which could reasonably be expected to have a Material Adverse Effect.

         9.16 Accounting Changes. The Company shall not, and shall not permit any of its Subsidiaries to, make any significant change in accounting policies, except as required or permitted by GAAP, or change the fiscal year of the Company or any of its Subsidiaries.

         9.17 Other Contracts. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any employment contract or other arrangement the terms of which, including salaries, benefits and other compensation, are not normal and customary in the industries in which the Company or such Subsidiary operates.

         9.18 Covenants in Other Agreements. The Company shall not, and shall not permit any of its Subsidiaries to, become a party to or agree that it or any of its property is bound by any indenture, mortgage, deed of trust or any other agreement or instrument directly or indirectly:

                  (a) restricting any loans, advances or any other investments to or in the Company by any of its Subsidiaries;

                  (b) restricting the ability of any Subsidiary of the Company to make tax payments or management fee payments to the Company;


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                  (c)      restricting the capitalization structure of any
Subsidiary of the Company;

                  (d) restricting the ability or capacity of any Subsidiary of the Company to make dividend payments or distributions to the Company; or

                  (e) restricting the ability or capacity of the Company or any of its Subsidiaries to grant Liens covering any of its property other than as contemplated by the Credit Documents;

provided, however, that the Company and its Subsidiaries may, without violation of this Section 9.18, maintain and establish joint venture agreements containing restrictions of the type otherwise prohibited by this Section 9.18 provided that the aggregate of the restrictions of the type otherwise prohibited by this
Section 9.18 in all such joint venture agreements could not reasonably be expected to have a Material Adverse Effect.

         9.19 Prepayments, Redemptions, Etc. No Obligor shall, or shall permit any of its Subsidiaries to (a) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except
(i) the prepayment of Loans in accordance with the terms of this Agreement and the prepayment of Indebtedness payable to the Company, and (ii) regularly scheduled or required repayments or redemptions of Indebtedness set forth on
Schedule 8.4, or (b) amend, modify or change in any manner any term or condition of any such Indebtedness.

                                   ARTICLE X
                                EVENTS OF DEFAULT

         10.1 Events of Default. Any of the following events or circumstances shall constitute an Event of Default:

                  (a) Non-Payment. Any Borrower (i) shall fail to pay when due any amount of principal of any Loan or any Reimbursement Obligation or fail to make any mandatory prepayment under this Agreement when due, or (ii) shall fail to pay any portion of accrued and unpaid interest or fees or any other amount due under any Credit Document before the earlier of (x) five days after the same shall become due in accordance with the terms of such Credit Document, or (y) in the event that a principal or interest payment shall be due under the terms of any Subordinated Debt within such five day period, one day prior to such payment date; or

                  (b) Representation or Warranty. Any representation or warranty made or deemed made by any Obligor or Obligated Subsidiary in this Agreement or in any other Credit Document or which is contained in any certificate, document or financial or other statement furnished at any time in connection with this Agreement or any other Credit Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or


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                  (c)      Specific Defaults. Any Obligor shall fail to perform
or observe any term, covenant or agreement contained in Sections 8.1, 8.8, 8.10, 8.11, 8.13, 8.14 or Article IX; or

                  (d) Other Defaults. Any Obligor or Obligated Subsidiary shall fail to perform or observe any other term or covenant contained in this Agreement or any other Credit Document, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer of such Person knew or should have known of such failure, or (ii) the date upon which written notice thereof has been given to the Company by the Agent or any Bank (through the Agent); or

                  (e) Cross-Default. Any Obligor shall (i) fail to make any payment in respect of any Indebtedness (including Subordinated Debt) or Contingent Obligation in excess of an aggregate amount of Three Million Dollars ($3,000,000) when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), or (ii) fail to perform or observe any other condition or covenant or any other event shall occur or condition exist under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, if the effect of such event or condition is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be declared to be due and payable prior to its stated maturity or such Contingent Obligation to become due and payable; or

                  (f) Bankruptcy or Insolvency. Any Obligor or Obligated Subsidiary shall become insolvent or shall voluntarily cease to conduct its business in the ordinary course substantially as it is conducted on the date of this Agreement or on the Closing Date (except that WESCO may cease to do business in the U.S.); or any Obligor or Obligated Subsidiary shall (i) generally fail to pay, or admit in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise, (ii) commence any proceeding, file any petition or answer, or seek any other relief under any bankruptcy, reorganization, arrangement, insolvency, or other similar law, of any jurisdiction relating to the relief of debtors, (iii) acquiesce in the appointment of a receiver, trustee, custodian, liquidator or other similar official for itself or a substantial portion of its property, assets or business or effect a plan or other arrangement with its creditors, (iv) admit the material allegations of a petition filed against it in any bankruptcy, reorganization, arrangement, insolvency or other proceeding, in any jurisdiction, relating to the relief of debtors, or (v) take action to effectuate any of the foregoing; or

                  (g) Involuntary Proceedings. Involuntary proceedings or any involuntary petition shall be commenced or filed against any Obligor or Obligated Subsidiary under any bankruptcy, reorganization, arrangement, insolvency or other similar law of any jurisdiction or seeking the dissolution, liquidation or reorganization of such Obligor or Obligated Subsidiary or the appointment of a receiver, trustee, custodian, liquidator or other similar official for such Obligor or Obligated Subsidiary or a substantial part of its property, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the assets of any Obligor or Obligated Subsidiary, and any such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or


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similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy; or

                  (h) ERISA. The Company, any of its Subsidiaries or any ERISA Affiliate shall fail to pay when due an amount or amounts which it shall have become liable to pay under Title IV of ERISA and which in the aggregate exceed Three Million Dollars ($3,000,000); or notice of intent to terminate a Plan or Plans having Unfunded Pension Liabilities in the aggregate in excess of Three Million Dollars ($3,000,000) shall be filed under Title IV of ERISA; or the PBGC shall institute proceedings under Title IV of ERISA to terminate a Plan or Plans having aggregate Unfunded Pension Liabilities in excess of Three Million Dollars ($3,000,000); or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against any such Person to enforce Section 515 of ERISA to collect contributions which in the aggregate exceed Three Million Dollars ($3,000,000); or a condition shall exist and shall continue unremedied for a period of 30 days by reason of which the PBGC would be entitled under
Section 4042 of ERISA to obtain a decree adjudicating that a Plan or Plans having Unfunded Pension Liabilities which in the aggregate exceed Three Million Dollars ($3,000,000) must be terminated; or

                  (i) Monetary Judgments. One or more final judgments, orders or decrees shall be entered against any Obligor involving in the aggregate a liability at any point in time (to the extent not paid or fully covered by insurance less any deductible) in an amount equal to or exceeding Three Million Dollars ($3,000,000) and the same shall not have been vacated, satisfied, discharged, stayed or bonded pending appeal within 10 days from the entry thereof; or

                  (j) Non-Monetary Judgments. Any non-monetary judgment or order or decree that could reasonably be expected to have a Material Adverse Effect shall be rendered against any Obligor or any Subsidiary of any Obligor with respect to which (i) enforcement proceedings shall have been commenced by any Person upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (k)      Collateral.

                           (i) any provision of any Security Document shall for any reason cease to be valid and binding on or enforceable against any Obligor or Obligated Subsidiary, or any Obligor or Obligated Subsidiary shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

                           (ii) the Security Documents shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be an Acceptable Security Interest; or


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
                  (l)      Change of Control. Any Change of Control shall occur;
or

                  (a) Environmental Liabilities. A final judgment, settlement, decree, agreement or order, or series of judgments, settlements, decrees, agreements or orders, shall be rendered against or entered into by the Company or any of its Subsidiaries requiring the Company or such Subsidiary to perform or undertake the clean-up, removal, decontamination, remediation, abatement, investigation, or monitoring of Hazardous Substances or other action under Environmental Law (including payment of fines, penalties, settlements and other awards and financial responsibilities), which performance or undertaking could reasonably be expected to require the payment of money in an amount per occurrence (net of any insured or indemnified amount) which exceeds Three Million Dollars ($3,000,000) and a stay of execution thereof shall not be procured, within the appeal time provided by law from the date of entry thereof if any, or the Company or such Subsidiary shall not, within any such appeal time, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (b) Expropriation, Nationalization, Etc. Any Governmental Authority shall adopt, impose or change any Legal Requirement (or adopt, make or change any official interpretation of or directive or request with respect to any Legal Requirement) which (a) limits or could reasonably be expected to limit foreign ownership of any of the Collateral, or (b) expropriates, nationalizes or seizes (or could reasonably be expected to result in the expropriation, nationalization or seizure of) assets which (together with all other assets of the Company and its Subsidiaries with respect to which such an event shall have occurred since the Closing Date) constitute more than 20% of the total consolidated assets of the Company and its Subsidiaries as of the end of the most recent fiscal quarter then ended (in each case, net of any cash compensation received and net of proceeds of any political risk insurance which are reasonably expected to be paid within nine months of such expropriation, nationalization or seizure in connection with such expropriation, nationalization or seizure); or

                  (c) Surety Bond Drawing. Any drawing in an amount greater than $5,000,000 shall be paid under a surety bond issued for the account of the Company or any of its Subsidiaries (whether performance or financial) and during the 90 day period following such payment, such amount is not recovered or contested in good faith by appropriate proceedings; or

                  (d) Financial Loss. The Company or any of its Subsidiaries shall have a pre-tax financial loss of more than $15,000,000 on any one Project (as hereinafter defined), where such financial loss is calculated in accordance with generally accepted accounting principles, except that no accrual for estimated costs not yet incurred shall be included in the calculation of such loss. For purposes of this provision, a "Project" means all work related to one contract or a series of contracts related to the same project undertaken by a WGI Entity; or

                  (q) Contract Breach or Termination. Any contract to which an Obligor is party shall be terminated or any Obligor, or other Person party to such contract


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
shall breach such contract, or any other event shall occur with respect to any such contract, and (in each case) such termination, such breach or such other event could reasonably be expected to cause a Material Adverse Effect.

         10.2     Remedies. If any Event of Default shall occur:

                  (a) the Agent shall, at the request of, or may, with the consent of, the Required Banks, declare the Commitments of each Bank to make Loans or to issue Letters of Credit to be terminated, whereupon such Commitments shall forthwith be terminated; and

                  (b) the Agent shall, at the request of, or may, with the consent of, the Required Banks, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, all fees and all other Obligations (except Obligations consisting of Letter of Credit Obligations other than Reimbursement Obligations) under this Agreement and the other Credit Documents (including all Reimbursement Obligations) to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly WAIVED by each Obligor; and

                  (c) if any Letter of Credit shall be then outstanding, the Agent shall, at the request of, and may, with the consent of, the Required Banks, make demand upon the Borrowers to, and forthwith upon such demand, the Borrowers will, provide to the Agent a letter of credit issued by an issuer acceptable to each of the Agent each Issuing Bank and the Required Banks in their respective sole discretion, in form and substance satisfactory to the Agent, the Issuing Bank and the Required Banks in their sole discretion, in an amount equal to 100% of the aggregate Letter of Credit Obligations which remain outstanding, which letter of credit shall have an expiry no earlier than 90 days after the expiry of the last Letter of Credit to expire and shall permit the Agent, the Issuing Bank, or any of them, to draw upon the issuer of such letter of credit at any time without condition except the presentation of a written certificate that such amounts have been drawn under a Letter of Credit; or pay to the Agent in same day funds at the office of the Agent designated in such demand, for deposit in the Cash Collateral Account, an amount equal to the maximum amount available to be drawn under the Letters of Credit then outstanding; and

                  (d) the Agent may, in its sole discretion, without notice to any Obligor except as required by law, and at any time and from time to time, apply any proceeds of the Cash Collateral Account and all cash proceeds received in respect of any sale of, collection from or other realization upon, all or any part of the Cash Collateral Account in accordance with the Security Agreement; and

                  (e) subject to the Security Documents, the Agent shall, at the request of, and may, with the consent of, the Required Banks, exercise all rights and remedies available to it under the Security Documents or any other agreement; and


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                  (f)      each Bank may, to the fullest extent not prohibited
by applicable law, exercise its rights of offset against each account and all other property of any Person liable on any of the Obligations in the possession of such Bank, which right is hereby granted by each Obligor to the Banks; and

                  (g) the Agent and each Bank may exercise any and all other rights pursuant to the Credit Documents, at law and in equity;

provided, however, that, upon the occurrence of any event specified in Section 10.1(f) or (g) (in the case of Section 10.1(g), upon the expiration of the 60 day period mentioned therein), the obligation of each Bank to make Loans and to issue Letters of Credit shall automatically terminate, and the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, all fees and all other Obligations (including Reimbursement Obligations) shall automatically become due and payable, all without any further act of the Agent or any Bank.

         10.3 Cash Collateral Account. Each Obligor agrees that, in the event the Commitments are terminated at any time, whether automatically or at the option of the Agent and the Required Banks as provided in Section 10.2, such Obligor shall either (a) promptly pay to the Agent an amount in immediately available funds equal to 100% of its then aggregate amount of Letter of Credit Obligations which remain outstanding, which funds shall be held by the Agent in the Cash Collateral Account, or (b) promptly provide to the Agent a letter of credit issued by an issuer acceptable to each of the Agent, the Issuing Bank and the Required Banks in their respective sole discretion, in form and substance satisfactory to the Agent, the Issuing Bank and the Required Banks in their sole discretion, in an amount equal to 100% of the aggregate Letter of Credit Obligations which remain outstanding, which letter of credit shall have an expiry no earlier than 10 days after the expiry of the last Letter of Credit to expire and shall permit the Agent, the Issuing Bank, or any of them, to draw upon the issuer of such letter of credit at any time without condition except the presentation of a written certificate that such amounts have been drawn under a Letter of Credit.

         10.4 Preservation of Security for Contingent Obligations. In the event that, following (a) the occurrence of an Event of Default and the exercise of any rights available to the Agent under the Credit Documents, and (b) payment in full of the principal amount then outstanding of and the accrued and unpaid interest on the Loans and Reimbursement Obligations and all fees and all other Obligations, any Letter of Credit shall remain outstanding and undrawn upon, the Agent shall be entitled to hold (and each Obligor hereby assigns to the Agent on behalf of the Banks and grants and conveys to the Agent a security interest in and to) all cash or other property ("Proceeds of Remedies") realized or arising out of the exercise by the Agent of any rights available to it under the Credit Documents, at law or in equity, including the proceeds of any foreclosure, in the Cash Collateral Account (subject to Section 3.5) as collateral for the payment of any amounts due or to become due under or in respect of such Letters of Credit; provided, that the aggregate amount so held shall not exceed 100% of all Letter of Credit Obligations then outstanding. Such Proceeds of Remedies shall be held for the ratable benefit of the Banks issuing such Letters of Credit and Banks holding

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participations therein. Such Proceeds of Remedies shall constitute "Collateral"
for all purposes under the terms and provisions of the Security Documents, and the rights, titles, benefits, privileges, duties and obligations of the Agent with respect thereto shall be governed by the terms and provisions of this Agreement (including Section 3.5) and, to the extent not inconsistent with this Agreement, the Security Documents. Notwithstanding anything herein to the contrary, such Proceeds of Remedies shall be applied solely to Reimbursement Obligations arising in respect of any such Letters of Credit and/or the payment of any Bank's obligations under any such Letter of Credit when such Letter of Credit is drawn upon. Each Obligor hereby agrees to execute and deliver to the Agent and the Banks such security agreements, pledges or other documents as the Agent or any of the Banks may, from time to time, require to create, perfect, protect and realize upon the assignment, pledge, lien and security interest in and to any such Proceeds of Remedies provided for in this Section 10.4. Upon the payment or expiry of all Letter of Credit Obligations, all Proceeds of Remedies shall be released to the Company in due form at the Company's cost.

         10.5 Rights Not Exclusive. The rights provided for in this Agreement and the other Credit Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity or under any other instrument, document or agreement.

                                   ARTICLE XI
                                    GUARANTY

         11.1     Definitions. As used in this Article XI (sometimes in this
Article XI called this "Guaranty"), a "Guarantor" and the "Guarantors" means an Obligor and the Obligors, respectively, and the following terms shall have the following meanings:

         "Guaranteed Debt" means, as to any Guarantor, the Maximum Amount with respect to such Guarantor less the amounts, if any, of payments of the Guaranteed Debt made by such Guarantor and clearly identified as such in a notice accepted in writing by the Agent confirming the payment and reduction of the Guaranteed Debt as to such Guarantor.

         "Guarantor's Net Worth" means, as to any Guarantor, as of any date of determination thereof: (a) the aggregate fair saleable value of the assets of such Guarantor as of such date (including the fair saleable value of the amounts received or receivable by such Guarantor pursuant to its rights to subrogation, contribution and indemnity), minus (b) the amount of all liabilities of such Guarantor, contingent or otherwise, as of such date (but excluding all contingent liabilities under this Guaranty), minus (c) One Dollar ($1.00). It is agreed that a Guarantor's Net Worth may fluctuate from time to time after the date it becomes a Guarantor, as it is determined on each Determination Date (as defined in the definition of "Maximum Amount").

         "Maximum Amount" means, with respect to any Guarantor except WGI, the greater of (a) all proceeds (without duplication) of the Obligations directly or indirectly (by intercompany loan, advance, capital contribution, such Guarantor's ownership


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
interest in any Person receiving the proceeds of the Obligations, or otherwise) advanced to or for the account of, or used by or for the benefit of, such Guarantor; (b) ninety percent (90%) of such Guarantor's Net Worth from time to time; or (c) the amount that in a legal proceeding brought within the applicable limitations period is determined by the final, non-appealable order of a court having jurisdiction over the issue and the applicable parties to be the amount of value given by the Agent and the Banks, or received by such Guarantor, in exchange for the obligations of such Guarantor under this Guaranty; provided, however, that the Maximum Amount, with respect to any Guarantor, shall not exceed the maximum amount which such Guarantor could pay or be liable for under this Guaranty without having such payment or liability set aside as a fraudulent conveyance or fraudulent transfer or other similar action under any applicable bankruptcy, insolvency or other similar law of any jurisdiction. If on the date of any Loan made or Letter of Credit issued after the date hereof (any such date being herein called a "Determination Date"), ninety percent (90%) of such Guarantor's Net Worth is greater than either of the amounts described in clauses
(a) and (c) above, the Maximum Amount shall be deemed to have increased through and as of such Determination Date to ninety percent (90%) of such Guarantor's Net Worth as determined on such Determination Date (and the Guaranteed Debt as to such Guarantor shall have correspondingly increased), without further action by or agreement between the Agent and such Guarantor, and any subsequent reduction or diminution of such Guarantor's Net Worth after such Determination Date will not reduce the Guaranteed Debt as to such Guarantor. Notwithstanding anything to the contrary contained in this definition of "Maximum Amount" or in any other provision of this Guaranty, but subject to the proviso in the first sentence of this definition, "Maximum Amount" shall never be less than the amount referred to in clause (a) above. The Banks and each Guarantor acknowledge and agree that, for the purposes of this Guaranty and any legal proceeding brought within the applicable limitations period before a court having jurisdiction over the issue and the applicable parties, the amount of value given by the Agent and the Banks in connection with the Obligations is presumed to be equal to, without duplication, all funds, all matured and contingent obligations assumed by Agent and/or the Banks (e.g., Letter of Credit Obligations), property, and proceeds that are directly or indirectly (e.g., by intercompany loan, advance, capital contribution, such Guarantor's ownership interest in any Person receiving the proceeds of the Obligations, or otherwise) advanced to or for the account of, or used by or for the benefit of, such Guarantor in connection with the transactions and events relating to the Obligations.

         11.2     Guaranty.

                  (a) In order to induce the Banks and the Agent to execute and deliver this Agreement and the other Credit Documents, to make or maintain the Loans and to issue and maintain the Letters of Credit, and in consideration thereof, each Guarantor, as a primary obligor and not as a surety, unconditionally, jointly and severally, guarantees to the Agent and the Banks the full, prompt and punctual payment and performance of the Obligations of each other Borrower when due (whether at stated maturity, by acceleration or otherwise) in accordance with the Credit Documents. This Guaranty is irrevocable, unconditional and absolute, and if for any reason all or any portion of the Obligations shall not be paid when due, Guarantors, jointly and severally, agree immediately to pay the Obligations to the Agent or other Person entitled to them, in Dollars, regardless of (i) any defense, right of set-off or counterclaim which any Guarantor may have or assert which would otherwise discharge a guarantor under applicable law, (ii) whether the Agent or any other such Person shall have taken any steps to enforce any rights against any Borrower, any other Guarantor or any other Person to collect any of the Obligations, and (iii) any other circumstance, condition or contingency (other than a defense of full and timely payment or performance of the Obligations) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Obligor for any of the Obligations, or of such Guarantor under the guarantee contained in this
Article XI, in bankruptcy or in any other instance.

                  (b) NOTWITHSTANDING THE FOREGOING, to the extent that in a legal proceeding brought within the applicable limitations period it is determined by the final, non-appealable order of a court having jurisdiction over the issue and the applicable parties that any Guarantor (except WGI) received less than a reasonably equivalent value in exchange for such Guarantor's incurrence of its obligations under this Guaranty, then and only then the liability of such Guarantor for all Obligations shall be limited in amount to the Guaranteed Debt of such Guarantor. The foregoing limitation as it applies to a particular Guarantor shall not affect or excuse the liability or obligations of any other Guarantor, nor may it be raised as a defense to any action or claim against such other Guarantor. The Agent shall have the right to determine and designate from time to time, without notice to or assent of any Guarantor, which portions of the Obligations such limitation applies to, and each Guarantor acknowledges that such determination and designation shall be conclusive on all parties. This Guaranty shall not fail or be ineffective or invalid or be considered too indefinite or contingent with respect to any Guarantor because the Guaranteed Debt applicable to such Guarantor may fluctuate from time to time or for any other reason. The guarantee contained in this
Article XI, subject to Section 11.10, shall remain in full force and effect until the time provided in Section 11.8 (except for any obligations expressly stated to survive such termination), notwithstanding that from time to time prior thereto any Obligor may be free from any Obligations.

         11.3 Application. Each Guarantor agrees that any payment or prepayment by a Guarantor or any other Person against the Obligations (other than payments made by a Guarantor in accordance with the procedures described in the definition of "Guaranteed Debt" and then only with respect to such Guarantor's liability under this Guaranty) shall be deemed paid first against that portion of the Obligations not included in "Guaranteed Debt" or determined for any reason not to be a part of "Guaranteed Debt," and then shall be paid against any portion of the Obligations that is Guaranteed Debt, in such order and manner as the Agent shall determine in its sole discretion. Article V of this Agreement, including Sections 5.6 and 5.9, shall apply to all payments by Guarantors under this Article XI. Any payment by any Guarantor under this
Article XI shall reduce pro tanto any intercompany obligation of such Guarantor to the other Obligors.

         11.4 Notification. Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent on account of its liability under this Article XI, it will notify the Agent in writing that such payment is made under the


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guarantee contained in this Article XI. No payment or payments made by any
Obligor or any other Person or received or collected by the Agent or any Bank from any Obligor or any other Person by virtue of any action or proceeding or any setoff or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor under this Article XI which, notwithstanding any such payment or payments, shall remain liable for the unpaid and outstanding Obligations until, subject to Section 11.10, the Obligations are paid in full and the Commitments are terminated.

         11.5 Amendments, etc. with respect to the Obligations. Each Guarantor shall remain obligated under this Article XI notwithstanding that, without any reservation of rights against such Guarantor, and without notice to or further assent by such Guarantor, (a) any demand for payment of or reduction in the principal amount of any of the Obligations made by the Agent or any Bank through the Agent is rescinded by the Agent or such Bank, (b) any of the Obligations is continued, (c) any of the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, is, from time to time, in whole or in part, renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Bank. This Agreement and any other Credit Documents may from time to time be amended, modified, supplemented or terminated, in whole or in part, in accordance with their terms, and any collateral security, guarantee or right of offset at any time held by the Agent or any Bank for the payment of the Obligations may be sold, exchanged, waived, surrendered or released, all without in any way releasing, diminishing, reducing, impairing or otherwise affecting the obligations of each Guarantor under this Article XI. Neither the Agent nor any Bank shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantees contained in this Article XI or any property subject thereto. Specific written agreements among the Banks, the Issuing Bank and the Agent, or any of them, on the one hand, and any one or more of the Obligors, on the other hand, made in accordance with this Agreement and the other Credit Documents and entered into prior to Default, shall not discharge any Guarantor or release, diminish, reduce, impair or otherwise affect the obligations of any Guarantor under this
Article XI, except that such agreements shall, insofar and only insofar as the Obligations of one or more Obligors are changed thereby, change to that extent and to that extent only the obligations of the Guarantors in their capacity as guarantors of such Obligations.

Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Guarantor or any other Obligor with respect to the Obligations. The guarantee contained in this Article XI shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of this Agreement or any other Credit Document, any of the Obligations or any collateral security therefor or any guarantee or right of offset with respect thereto at any time or from time to time held or purported to be held by the Agent or any Bank, (b) the legality under applicable Legal Requirements of repayment by the relevant Obligor of any of the Obligations or the adoption of any Legal Requirement purporting to render any such Obligations of a Obligor null and void, (c) any defense, setoff or counterclaim (other than a defense of payment or performance by the applicable


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Obligor) which may at any time be available to or be asserted by such Guarantor against the Agent or any Bank, or (d) any other circumstance whatsoever (with or without notice to or knowledge of such Guarantor or any Obligor) (other than a defense of full payment and performance of all of the Obligations) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Obligor for any of the Obligations, or of such Guarantor under the guarantee contained in this Article XI, in bankruptcy or in any other instance. The Agent or any Bank may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Obligor or any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Bank to pursue such other rights or remedies or to collect any payments from any Obligor or any other Guarantor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Obligor or any other Guarantor or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any liability under this Article XI and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Bank against any Guarantor.

         11.6 No Release. Each Guarantor's covenants, agreements and obligations under this Article XI shall in no way be released, diminished, reduced, impaired or otherwise affected by reason of the happening from time to time of any of the following things, for any reason, whether by voluntary act, operation of law or order of any competent Governmental Authority and whether or not such Guarantor is given any notice or is asked for or gives any further consent (all requirements for which, however arising, each Guarantor hereby WAIVES):

                  (a) voluntary or involuntary liquidation, dissolution, sale of any collateral, marshaling of assets and liabilities, change in corporate or organizational status, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt or other similar proceedings of or affecting any Obligor or any other Guarantor or any of the assets of any Obligor or any other Guarantor, even if any of the Obligations is thereby rendered void, unenforceable or uncollectible.

                  (b) occurrence or discovery of any lack of genuineness, irregularity, invalidity or unenforceability of any of the Obligations or Credit Documents or any defect or deficiency in any of the Obligations or Credit Documents.

                  (c) failure by any Bank, the Agent or any other Person to notify--or timely notify--any Guarantor of any default, event of default or similar event (however denominated) under any of the Credit Documents, or of any other action taken or not taken by any Bank or the Agent against any Obligor, any other Guarantor or any other Person, or any other event or circumstance. Neither the Agent nor any Bank shall have any duty or obligation to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with this Guaranty.


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                  (d)      occurrence of any event or circumstance which might
otherwise constitute a defense available to, or a discharge of, any Obligor or any other Guarantor (other than a defense of full payment and performance), including failure of consideration, fraud by or affecting any Person, usury, forgery, breach of warranty, failure to satisfy any requirement of the statute of frauds, running of any statute of limitation, accord and satisfaction and any defense based on election of remedies of any type.

                  (e) receipt and/or application of any proceeds, credits or recoveries from any source, including any proceeds, credits, or amounts realized from exercise of any rights, remedies, powers or privileges of any Bank or the Agent under the Credit Documents, by law or otherwise available to any Bank or the Agent (other than an application which results in full payment and performance of all Obligations).

         11.7 Waivers. Each Guarantor hereby WAIVES and RELEASES all right to require marshalling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any liability to which it applies or may apply, notice of the creation, accrual, renewal, increase, extension, modification, amendment or rearrangement of any part of the Obligations, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of intent to accelerate, notice of acceleration and all other notices and demands, collection suit and the taking of any other action by any Bank or the Agent.

         11.8 Guaranty of Payment and Not of Collection. This is an absolute guaranty of payment and not of collection, and an absolute guaranty of performance of all of the obligations of each Obligor under the Credit Documents, and each Guarantor WAIVES any right to require that any action be brought against any Obligor, any other Guarantor or any other Person, or that any Bank or the Agent be required to enforce, attempt to enforce or exhaust any rights, benefits or privileges of any Bank or the Agent under any of the Credit Documents, by law or otherwise; provided that nothing herein shall be construed to prevent any Bank or the Agent from exercising and enforcing at any time any right, benefit or privilege which any Bank or the Agent may have under any Credit Document or by law from time to time, and at any time, and each Guarantor agrees that each Guarantor's obligations hereunder are--and shall be--absolute, independent, unconditional, joint and several under any and all circumstances. Should any Bank or the Agent seek to enforce any Guarantor's obligations by action in any court, each Guarantor WAIVES any requirement, substantive or procedural, that (a) the Agent pursue any foreclosure action, realize or attempt to realize on any security (including the Cash Collateral Account) or preserve or enforce any deficiency claim against any Obligor, any other Guarantor or any other Person after any such realization, (b) a judgment first be sought or rendered against any Obligor, any other Guarantor or any other Person, (c) any Obligor, any other Guarantor or any other Person be joined in such action or (d) a separate action be brought against any Obligor, any other Guarantor or any other Person. Each Guarantor's obligations under this Guaranty are several from those of any other Obligor or any other Person, and are primary obligations concerning which such Guarantor is the principal obligor. All waivers in this Agreement or any of the other Credit Documents shall be without prejudice to the right of any Bank or the Agent at its option to proceed against any Obligor, any other Guarantor or any other Person, whether


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by separate action or by joinder. Each Guarantor agrees that this Guaranty shall not be discharged except by payment of the Obligations in full, expiration of all Letters of Credit, complete performance of all obligations of each Obligor under the Credit Documents and termination of each Bank's obligation--if any--to make any further advances or extend other financial accommodations to any Obligor under the Credit Documents.

         11.9 Obligations Joint and Several with Other Guaranties. If any other Person makes any guaranty of any of the obligations guaranteed hereby or gives any security for them, each Guarantor's obligations under this Article XI shall be joint and several with the obligations of such other Person pursuant to such agreement or other papers making the guaranty or giving the security.

         11.10 Reinstatement. Each Guarantor agrees that, if at any time all or any part of any payment previously applied by the Agent or any Bank to the Obligations is or must be returned by any Bank or the Agent--or recovered from any Bank or the Agent--for any reason (including the order of any bankruptcy court), this Guaranty shall automatically be reinstated to the same effect as if the prior application had not been made, and, in addition, each Guarantor hereby agrees to indemnify each Bank and the Agent against, and to save and hold each Bank and the Agent harmless from, any required return by any Bank or the Agent--or recovery from any Bank or the Agent--of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason. The provisions of this Section 11.10 shall survive the termination of this Guaranty and any satisfaction and discharge of any Obligor by virtue of any payment, court order or other Legal Requirement.

         11.11 Representations and Warranties. Each Guarantor warrants and represents as follows: It has determined that its liability and obligation under this Guaranty may reasonably be expected to substantially benefit it directly or indirectly, and its board of directors (or such board's duly authorized and appointed designee) or other equivalent body has made that determination. Each Guarantor is closely related legally and economically to every other Guarantor, each deriving benefits from the other. The maintenance and improvement of each Guarantor's financial condition is vital to sustaining each other Guarantor's business, and the transactions contemplated in this Agreement produce distinct and identifiable financial and economic direct or indirect benefits to each Guarantor. Such identifiable benefits include: (a) the availability to each Borrower of the proceeds of the Loans on an as-needed basis either directly or indirectly by way of intercompany loans and/or capital contributions for general corporate or other purposes and (b) the general improvement of each Guarantor's financial and economic condition. Each Guarantor has had full and complete access to the underlying papers relating to the Obligations and all other papers executed by any Obligor or any other Person in connection with the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. Such Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. Each Guarantor has adequate means to obtain from the other Obligors on a continuing basis information concerning such Obligors' financial condition, and is not depending on the Agent or any Bank to provide such information,


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now or in the future. Each Guarantor agrees that neither the Agent nor any Bank shall have an obligation to advise or notify it or to provide it with any data or information. Such Guarantor is Solvent and will not be rendered not Solvent by virtue of its execution and delivery of this Agreement and the other Credit Documents.

         11.12 Joinder of Additional Subsidiaries. It is contemplated by each Guarantor that additional Subsidiaries of the Company may from time to time become Guarantors hereunder (as required by the terms of this Agreement, including Sections 7.3 and 8.14)) and a party to this Agreement, by their execution and delivery to the Agent on behalf of the Banks of an Election to Participate. Each Guarantor agrees, consents and acknowledges that upon the execution and delivery to the Agent by any such Designated Subsidiary of an Election to Participate, such Designated Subsidiary shall become a Guarantor hereunder for all purposes, jointly and severally liable hereunder (to the extent and subject to the limitations set forth in this Guaranty) as if such Designated Subsidiary had originally been a party to this Guaranty, without notice to any Guarantor or any other Person. Delivery of an Election to Participate to any Guarantor or any other Person is not required for the Designated Subsidiary executing and delivering such Election to Participate to become a Guarantor hereunder and a party to this Agreement.

         11.13 Acknowledgement. Each Guarantor agrees that the Obligations guaranteed by such Guarantor under this Guaranty may at any time and from time to time exceed such Guarantor's Maximum Amount without impairing this Guaranty or affecting the rights and remedies of the Agent or the Banks under this Guaranty.

         11.14 Primary Obligations. The obligations of each Guarantor under this Guaranty are those of a primary obligor, and not merely a surety, and are independent of the obligations of each other Guarantor. A separate action or actions may be brought against any Guarantor whether or not an action is brought against any other Guarantor or other obligor in respect of the Obligations or whether any other Guarantor or any other obligor in respect of the Obligations is joined in any such action or actions.

         11.15 Effect of Stay. If an event permitting the acceleration of any of the Obligations shall at any time have occurred and be continuing and such acceleration shall at such time be prevented by reason of the pendency against one or more of the Obligors of a case or proceeding under any bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the Obligations shall be deemed to have been accelerated and such Guarantor shall forthwith pay such Obligations (including interest which but for the filing of such petition in bankruptcy would accrue on such Obligations), and the other obligations hereunder, without any further notice or demand.

         11.16 Waiver of Diligence, Etc. To the extent permitted by applicable law, each Guarantor hereby WAIVES promptness, diligence, notice of acceptance and any and all other notices with respect to any of the Obligations and this Guaranty and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest in or any Lien on any property subject thereto or exhaust any right to take any action against any Obligor or any other Person or any collateral or security or any balance


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of any deposit account or credit on the books of any Bank in favor of any
Obligor or any other Guarantor.

         11.17 Subrogation. Each Guarantor expressly WAIVES any and all rights of subrogation, reimbursement, contribution, exoneration and indemnity, contractual, statutory or otherwise, against the Agent and the Banks individually and collectively, including any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor or similar Legal Requirement arising from the existence or performance of this Guaranty, until the termination of this Article XI in accordance with Section 11.8, and until such termination each Guarantor irrevocably WAIVES any right to enforce any remedy which the Agent and the Banks or any one or more of them now have or may hereafter have against any Obligor or any other Guarantor and the benefit of and any right to participate in any security now or hereafter held by the Agent or the Banks or any one or more of them. Until such termination, if any amount shall be paid by or on behalf of any Obligor or any other Person to any Guarantor on account of any of the rights waived in this Section 11.17, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine. The provisions of this Section 11.17 shall survive the term of the guarantee contained in this Article XI, the payment in full of the Obligations and the termination of the Commitments.

         11.18 Administrative Matters. If, in the exercise of any of its rights and remedies, the Agent or any Bank shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Obligor or any other Guarantor, for any reason, each Guarantor hereby consents to such action, even if such action by the Agent or such Bank shall result in a full or partial loss of any rights of subrogation which such Guarantor might otherwise have had but for such action by the Agent or such Bank. Any election of remedies which results in the denial or impairment of the right of the Agent or such Bank to seek a deficiency judgment against any Obligor or any other Guarantor shall not impair such Guarantor's obligation to pay the full amount of the Obligations. In the event the Agent or any Bank shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or under the Credit Documents, the Agent or such Bank may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by the Agent or such Bank but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether the Agent or such Bank or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Agent or any Bank might otherwise be entitled but for such bidding at any such sale.


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         11.19    Survival; Persons Bound. The obligation of each Guarantor
under this Guaranty is a continuing guaranty and shall (a) remain in full force and effect until payment in full (after the termination of the Commitments and expiration of all outstanding Letters of Credit) of the Obligations and all other amounts payable under this Guaranty; (b) be binding upon such Guarantor, its successors and assigns; and (c) inure, together with the rights and remedies of the Agent and the Banks under this Guaranty, to the benefit of the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, the Agent or any Bank may assign or otherwise transfer its rights and obligations under this Agreement and the other Credit Documents to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Agent or any Bank in this Guaranty or otherwise, all as provided in, and to the extent set forth in, Section 13.7.

         11.20 Indemnification. The Guarantors agree that while their respective obligations to the Agent and the Banks under this Agreement and the other Credit Documents are joint and several as to the Banks and the Agent (subject to the limits expressed therein), each Guarantor shall be liable as among other Guarantors with respect to any particular Loan, Reimbursement Obligation or other portion of the Obligations only for its Proportionate Share (as hereinafter defined) of such Loan, Reimbursement Obligation or other portion of the Obligations calculated as of the time such Loan, Reimbursement Obligation or other portion of the Obligations was incurred. If at any time any Guarantor (the "Indemnified Guarantor") makes any payment to the Agent or any of the Banks or otherwise pays any amount (collectively, the "Indemnified Outlay") with respect to any such Loan, Reimbursement Obligation or other particular portion of the Obligations by virtue of any demand therefor pursuant to the Guaranty or otherwise pursuant to the exercise by Agent or any Bank of their respective other rights under the Credit Documents, the Indemnified Guarantor shall have the right to make demand on any or all of the other Guarantors (each an "Indemnifying Guarantor") for the payment to the Indemnified Guarantor of the amount (the "Excess Amount") by which the Indemnified Outlay exceeds the Indemnified Guarantor's Proportionate Share of the Indemnified Outlay and thereupon the Indemnifying Guarantors upon which demand has so been made shall pay to the Indemnified Guarantor the Excess Amount; provided, that no Indemnifying Guarantor shall be liable to pay to Indemnified Guarantor more than the Indemnifying Guarantor's Proportionate Share of the Excess Amount; and further provided, that payment to the Agent or any Bank by an Indemnified Guarantor shall not give rise to any right by way of subrogation in favor of the Indemnified Guarantor to any of the Banks' or the Agents' rights against any Indemnifying Guarantor with respect to such payment. The term "Proportionate Share" at any time shall mean with respect to any Guarantor the percentage derived by dividing (a) such Guarantor's Net Worth of such Guarantor by (b) the consolidated Guarantor's Net Worth of all Guarantors, all as of such time.

         11.21 Intent of the Parties. It is not the intention of the Parties that this Article XI have any effect whatsoever on the rights or defenses of any Guarantor in its capacity as a Borrower (as opposed to a Guarantor). In no event shall this Article XI be interpreted in any manner such that any Guarantor's
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Borrower (as opposed to a Guarantor) under this Agreement or applicable law are in any way reduced, restricted, limited or otherwise diminished.

                                  ARTICLE XII
                                AGENCY PROVISIONS

         12.1 Appointment and Authorization of Agent. Each Bank hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Credit Document, together with such powers as are reasonably incidental thereto. As used in this Article XII, Agent shall include reference to its Affiliates and its own and its Affiliates' officers, directors, employees and agents. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Credit Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary or trustee relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Agent.

         12.2 Delegation of Duties of Agent. The Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care. Without in any way limiting any of the foregoing (or imposing any liability upon the Agent), each Bank acknowledges that the Agent shall have no greater responsibility in the operation of the Letters of Credit than is specified in the UCP or ISP 98.

         12.3 Liability of Agent. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Credit Document (except for its own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by any Obligor or Obligated Subsidiary or any officer thereof contained in this Agreement or in any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Credit Document or for the value of any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure of any Obligor or Obligated Subsidiary or any other party to any Credit Document to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of the Company or any of its Subsidiaries.


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         12.4     Reliance by Agent.

                  (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telecopy, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Obligor), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Credit Document in accordance with a request or consent of the Required Banks (or such other number of Banks as shall be required under the terms of the Credit Documents) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks and all future holders of the Loans and the other Obligations. Regarding any enforcement, litigation or collection proceedings hereunder or under any Credit Document, the Agent shall in all cases be fully justified in failing or refusing to act under the Credit Documents unless it shall have received further assurances to its satisfaction by the Banks of their indemnification obligations under Section
12.7 against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                  (b) For purposes of determining compliance with the conditions specified in Sections 7.1, 7.2 and 7.3, each Bank shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Banks unless an officer of the Agent responsible for the transactions contemplated by the Credit Documents shall have received actual notice from the Bank prior to the initial Borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or the Bank shall not have made available to the Agent the Bank's ratable portion of such Borrowing.

         12.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees due to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company or any Obligor referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Required Banks in accordance with Article XII; provided, however, that unless and until the Agent shall have received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to


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such Default or Event of Default as it shall deem advisable in the best interests of the Banks, and shall be fully protected under Section 12.7 for such action or inaction.

         12.6 Credit Decision. Each Bank expressly acknowledges that neither the Agent nor any of its affiliates nor any officer, director, employee, agent, attorney-in-fact of any of them has made any representation or warranty to it and that no act by the Agent, the Syndication Agent, the Joint Book Runners, the Lead Arranger or the Joint Lead Arranger hereafter taken, including any review of the affairs of the Company and its Subsidiaries or any Obligor shall be deemed to constitute any representation or warranty by any of the Agent, the Syndication Agent, the Joint Book Runners, the Lead Arranger or the Joint Lead Arranger to any Bank. Each Bank represents to the Agent, the Syndication Agent, the Joint Book Runners, the Lead Arranger and the Joint Lead Arranger that it has, independently and without reliance upon the Agent, the Syndication Agent, the Joint Book Runners, the Lead Arranger or the Joint Lead Arranger, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Obligors. Each Bank also represents that it will, independently and without reliance upon the Agent, the Syndication Agent, the Joint Book Runners, the Lead Arranger or the Joint Lead Arranger, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries or any Obligor. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, none of the Agent, the Syndication Agent, the Joint Book Runners, the Lead Arranger or the Joint Lead Arranger shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company and its Subsidiaries or any Obligor which may come into the possession of the Agent, the Syndication Agent, the Joint Book Runners, the Lead Arranger or the Joint Lead Arranger, or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         12.7 INDEMNIFICATION BY BANKS. THE BANKS AGREE TO INDEMNIFY THE AGENT, THE SYNDICATION AGENT, EACH JOINT BOOK RUNNER, THE LEAD ARRANGER, AND THE JOINT LEAD ARRANGER (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF AN OBLIGOR AND WITHOUT LIMITING THE OBLIGATION OF THE OBLIGORS TO DO SO), RATABLY ACCORDING TO THEIR PERCENTAGE SHARES, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND WHATSOEVER WHICH MAY AT ANY TIME (INCLUDING AT ANY TIME FOLLOWING THE REPAYMENT OF THE LOANS) BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT, THE SYNDICATION AGENT, EACH JOINT BOOK RUNNER, THE LEAD ARRANGER,


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OR THE JOINT LEAD ARRANGER IN ANY WAY RELATING TO OR ARISING OUT OF THIS
AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY DOCUMENT CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACTION TAKEN OR OMITTED BY THE AGENT UNDER OR IN CONNECTION WITH ANY OF THE FOREGOING; WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS SECTION
12.7 ARISES FROM THE SOLE OR CONCURRENT NEGLIGENCE OF THE AGENT, THE SYNDICATION AGENT, ANY JOINT BOOK RUNNER, THE LEAD ARRANGER OR THE JOINT LEAD ARRANGER, PROVIDED, HOWEVER, THAT NO BANK SHALL BE LIABLE FOR THE PAYMENT TO THE AGENT OF ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, EACH BANK SHALL REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE OF ANY COSTS OR OUT-OF-POCKET EXPENSES (INCLUDING FEES AND EXPENSES OF COUNSEL AND THE ALLOCATED COST OF IN-HOUSE COUNSEL) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT, OR ANY DOCUMENT CONTEMPLATED BY OR REFERRED TO IN THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY OR ON BEHALF OF ANY OBLIGOR. IF THE ISSUE OF THE OBLIGORS' LIABILITY HAS NOT YET BEEN RESOLVED, OR IS IN DISPUTE, OR IF SUCH LIABILITY HAS NOT YET BEEN SATISFIED, EACH BANK SHALL NONETHELESS ADVANCE TO THE AGENT (AS SECURITY FOR SUCH BANK'S OBLIGATIONS PURSUANT TO THIS SECTION 12.7, AND NOT IN PAYMENT OF ITS OBLIGATION) ON DEMAND ITS PERCENTAGE SHARE OF ANY FUNDS OWED BY THE OBLIGORS AND/OR REQUIRED TO BE ADVANCED BY THE BANKS BY THE TERMS OF THIS SECTION 12.7 WERE THE QUESTION OF THE OBLIGORS' LIABILITY TO BE RESOLVED AGAINST THE AGENT AND THE BANKS; PROVIDED, HOWEVER, THAT ANY FUNDS SO ADVANCED BY A BANK SHALL BE RETURNED TO IT, WITHOUT INTEREST, WHEN, IF AND TO THE EXTENT THAT THE OBLIGORS MAKE ANY REQUIRED REIMBURSEMENT TO AGENT. THE OBLIGATIONS OF THE BANKS UNDER THIS SECTION 12.7 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

         12.8 Individual Capacity. Each of CLNY (and any successor acting as Agent) and Canadian Imperial (and any successor acting as Syndication Agent) and their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from and generally engage in any kind of business with the Company and its Subsidiaries as though CLNY and Canadian Imperial were not the Agent and the


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Syndication Agent, respectively, under this Agreement and the other Credit
Documents, and each of them may accept fees and other consideration from the Company, any other Obligor or their Affiliates (in addition to the fees heretofore agreed to between the Company and the Agent and its Affiliates) for services in connection with this Agreement or otherwise, all without having to account for the same to the Banks. With respect to its Loans and any Letters of Credit issued by it, each of CLNY and CIBC Inc. (and any of their successors acting as Agent and Syndication Agent) shall have the same rights and powers under this Agreement and the other Credit Documents as any other Bank and may exercise the same as though CLNY were not the Agent or Canadian Imperial were not the Syndication Agent, as the case may be, and the terms "Bank" and "Banks" shall include each of CLNY and CIBC Inc. in its individual capacity.

         12.9 Successor Agent. The Agent may, and at the request of the Required Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent shall resign as Agent under this Agreement and the other Credit Documents, the Required Banks shall appoint a successor agent for the Banks which successor agent shall be subject to approval by the Company, which approval will not unreasonably be withheld or delayed. If no successor Agent is appointed prior to the effective date of the resignation of the Agent, the Agent shall appoint, after consulting with the Banks and the Company, a successor agent. Upon the acceptance of its appointment as successor agent under this Agreement and the other Credit Documents, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties, obligations and liabilities as Agent under the Credit Documents. After any retiring Agent's resignation as Agent, the provisions of this Article XII and Sections 13.4 and 13.5 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Credit Documents. Any successor Agent shall be a bank or financial institution which has an office in the United States and a combined capital and surplus of at least $250,000,000 and with its deposits insured by the FDIC.

         12.10    Collateral Matters.

                  (a) The Agent is authorized on behalf of all the Banks, without the necessity of any notice to or further consent from the Banks, from time to time, to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Security Documents. The Agent is further authorized on behalf of all the Banks, without the necessity of any notice to or further consent from the Banks, from time to time, to take any action in exigent circumstances as may be reasonably necessary to preserve any rights or privileges of the Banks under the Credit Documents or applicable law.

                  (b) The Banks irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and expiration of the Letters of Credit and all other Obligations payable under this Agreement and under any other Credit Document;
(ii) constituting property sold or to be sold or disposed of as


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part of or in connection with any disposition permitted under this Agreement or the other Credit Documents; (iii) constituting property in which the Company or any Subsidiary of the Company owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to the Company or any Subsidiary of the Company under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Company or such Subsidiary to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by the Required Banks or all the Banks, as the case may be, as provided in Section 13.1(g). Upon request by the Agent at any time, the Banks will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this
Section 12.10(b).

                                  ARTICLE XIII
                                  MISCELLANEOUS

         13.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Credit Document and no consent with respect to any departure by any Obligor therefrom shall be effective unless the same shall be in writing and signed by the Required Banks, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks, do any of the following:

                  (a) increase the Total Commitment (except as contemplated by Section 4.8), or increase the Commitment of any Bank without such Bank's consent or subject any Bank to any additional obligations without such Bank's consent;

                  (b) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due under this Agreement or any other Credit Document;

                  (c) reduce the principal of, or the rate of interest on any Loan, any Letter of Credit Obligation or of any fees or other amounts payable under this Agreement or any other Credit Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans or Letter of Credit Obligations which shall be required for the Banks or any of them to take any action under this Agreement or any other Credit Document;

                  (e) release any Guarantor from all or substantially all of its Obligations under Article XI;

                  (f)      amend this Section 13.1 or Section 5.9; or

                  (g) release all or substantially all of the Collateral except as otherwise provided in the Security Documents or except where the consent of the Required Banks only is specifically provided for;


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and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Banks, (x) affect the rights or duties of the Agent under this Agreement or any other Credit Document, (y) modify any Event of Default, or (z) modify the provisions governing the calculation of the Net Borrowing Base.

         13.2 Notices. All notices, requests and other communications provided for in this Agreement or any other Credit Document shall be in writing (including telegraphic, telex, facsimile transmission or cable communication and confirmed in original writing) and mailed, telegraphed, telexed, telefaxed, cabled or delivered:

                  (a)      if to the Company, to its address specified on Annex
B;

                  (b) if to any Obligor other than the Company, to the Company;

                  (c)      if to any Bank, to its Domestic Lending Office; and

                  (d)      if to the Agent, to its address specified on Annex C;

or, if to the Company or the Agent, to such other address as shall be designated by such Party in a written notice to the other Parties, and as to each other Party at such other address as shall be designated by such Party in a written notice to the Company and the Agent. All such notices and communications shall be effective (i) if mailed, on the fifth day after being deposited in the United States Postal Service, (ii) on the next day after being delivered to a service for overnight delivery, (iii) if telegraphed, telecopied, cabled or telexed, on the day delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or (iv) if delivered, upon delivery, except that notices pursuant to Article II or X shall not be effective until received by the Agent. Actual notice shall always be effective.

         13.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Bank, any right, remedy, power or privilege under this Agreement or any other Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement or any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement and the other Credit Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         13.4     Costs and Expenses. Each Obligor agrees

                  (a) to pay or reimburse the Agent on demand for all its reasonable costs and expenses incurred in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Agreement, any other Credit Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions


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contemplated hereby and thereby, including the reasonable costs and expenses of counsel to the Agent (and the reasonable allocated cost of internal counsel) with respect thereto;

                  (b) to pay or reimburse each Bank, the Issuing Bank, the Agent, Lead Arranger, the Joint Lead Arranger, the Joint Book Runners, and the Syndication Agent on demand for all reasonable costs and expenses incurred by them in connection with the enforcement or preservation of any rights (including in connection with any "workout" or restructuring regarding the Loans or Letters of Credit) under this Agreement, any other Credit Document, and any such other documents, including reasonable fees and expenses of counsel (and the reasonable allocated cost of internal counsel) to each of them; and

                  (c) to pay or reimburse the Agent on demand for all reasonable appraisal, audit, search and filing fees, incurred or sustained by the Agent in connection with the matters referred to under paragraphs (a) and
(b) above.

         13.5     Indemnity.

                  (a) EACH OBLIGOR SHALL PAY, INDEMNIFY, AND HOLD EACH BANK, EACH ISSUING BANK, THE AGENT, THE SYNDICATION AGENT, THE LEAD ARRANGER, THE JOINT LEAD ARRANGER AND EACH JOINT BOOK RUNNER, AND EACH OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS-IN-FACT (EACH, AN "INDEMNIFIED PERSON") HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, ENVIRONMENTAL CLAIMS, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, CHARGES, EXPENSES OR DISBURSEMENTS (INCLUDING REASONABLE FEES AND EXPENSES OF COUNSEL AND THE REASONABLE ALLOCATED COST OF INTERNAL COUNSEL) OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE AND ADMINISTRATION OF THIS AGREEMENT AND ANY OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN, AND WITH RESPECT TO ANY INVESTIGATION, LITIGATION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE LOANS OR LETTERS OF CREDIT OR THE USE OF THE PROCEEDS THEREOF, WHETHER OR NOT ANY INDEMNIFIED PERSON IS A PARTY THERETO (ALL THE FOREGOING, COLLECTIVELY, THE "INDEMNIFIED LIABILITIES"), WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS SECTION
13.5 ARISES FROM THE SOLE OR CONCURRENT NEGLIGENCE OF ANY INDEMNIFIED PERSON; PROVIDED, THAT THE OBLIGORS SHALL HAVE NO OBLIGATION UNDER THIS SECTION 13.5 TO ANY INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH ARE DETERMINED IN A FINAL JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON. THE AGREEMENTS IN THIS SECTION 13.5 SHALL SURVIVE REPAYMENT OF ALL OTHER OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT.


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                  (b)      No action taken by legal counsel chosen by any
Indemnified Person in defending against any such investigation, litigation or proceeding or in any requested remedial, removal or response action shall vitiate or any way impair the Obligors' obligation and duty under this Agreement to indemnify and hold harmless each Indemnified Person as provided hereunder.

                  (c) In no event shall any site visit, observation, or testing by any Indemnified Person be a representation that Hazardous Materials are or are not present in, on, or under any property or facility owned, operated, leased or controlled by any of the Obligors or any of their Subsidiaries or that there has been or shall be compliance with any Legal Requirement pertaining to Hazardous Materials or any other applicable Legal Requirement. No Obligor nor any other Person is entitled to rely on any site visit, observation, or testing by any Indemnified Person. No Indemnified Person owes any duty of care to protect any Obligor or any other Person against, or to inform any Obligor or any other Person of, any Hazardous Materials or any other adverse condition affecting any property or facility owned, operated, leased or controlled by any Obligor or any Subsidiary of any Obligor. No Indemnified Person shall be obligated to disclose to any Obligor or any other Person any report or findings made as a result of, or in connection with, any site visit, observation, or testing by any Indemnified Person.

         13.6 Successors and Assigns. The provisions of this Agreement and the other Credit Documents shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, except that no Obligor (as a Borrower or as a Guarantor) may assign or transfer any of its rights or obligations under this Agreement or any other Credit Document without the prior written consent of each Bank.

         13.7     Assignments, Participations, Etc.

                  (a) Any Bank may, with the written consent of the Company (provided no Default shall have occurred and be continuing), the Agent and each Issuing Bank, which in each case shall not be unreasonably withheld or delayed, at any time assign and delegate to one or more Eligible Assignees (each of such Eligible Assignees, an "Assignee") all or any part of the Loans, the Letter of Credit Obligations or the Commitments or any other rights or obligations of such Bank under this Agreement and the other Credit Documents in a minimum amount of Five Million Dollars ($5,000,000); provided, however, that the Obligors and the Agent shall be entitled to continue to deal solely and directly with such Bank in connection with the interests so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee and (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Assumption in the form of Exhibit N (an "Assignment and Assumption"), together with any Note or Notes subject to such assignment; and (iii) a processing fee of Three Thousand Five Hundred Dollars ($3,500) shall have been paid to the Agent by the Assignee.


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                  (b)      From and after the date that the Agent notifies the
assignor Bank that it has received the Assignment and Assumption, (i) the Assignee thereunder shall be a party to this Agreement and, to the extent that rights and obligations under this Agreement and the other Credit Documents have been assigned to it pursuant to such Assignment and Assumption, shall have the rights and obligations of a Bank under the Credit Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations under this Agreement and the other Credit Documents have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Documents.

                  (c) Immediately upon each Assignee's making its payment under the Assignment and Assumption, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitments allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.

                  (d) Any Bank may, with the written consent of the Company, which shall not be unreasonably withheld or delayed, at any time sell to one or more banks or other entities (a "Participant") participating interests in any Loans, any Letter of Credit Obligations, the Commitments of that Bank or any other interest of that Bank under this Agreement and the other Credit Documents; provided, however, that (i) the Bank's obligations under this Agreement and the other Credit Documents shall remain unchanged, (ii) the Bank shall remain solely responsible for the performance of such obligations, (iii) the Obligors and the Agent shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement and the other Credit Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to this Agreement or any other Credit Document except to the extent such amendment, consent or waiver would require unanimous consent as described in the first proviso to Section
13.1. In the case of any such participation, the Participant shall not have any rights under this Agreement or any of the other Credit Documents, and all amounts payable by any Obligor under the Credit Documents shall be determined as if such Bank had not sold such participation, except that each Obligor agrees that if amounts outstanding under this Agreement or any other Credit Document are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall have the right of set-off in respect of its participating interest in amounts owing under this Agreement and the other Credit Documents to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement and the other Credit Documents.

                  (e) Notwithstanding any other provision set forth in this Agreement, any Bank may at any time create a security interest in all or any portion of its rights under this Agreement (including the Loans owing to it and any Note payable to it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board of the United States or any other applicable law or regulation.


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         13.8     Confidentiality. The Agent and each Bank agree:

                  (a) to use the same level of precaution as is used to protect their own valuable confidential information to keep any information delivered or made available to it by any Obligor or by the Agent on behalf of any Obligor (including any information obtained pursuant to Section 8.1) (collectively, the "Information") confidential from anyone other than Persons entitled or permitted to receive the same pursuant to this Section 13.8;

                  (b) not to use the Information other than for the purposes of evaluating, structuring, negotiating, documenting, syndicating, participating, administering, performing and enforcing the Credit Documents and Obligations of the Obligors and conducting due diligence activities with respect to the Obligors and their Subsidiaries;

                  (c) to inform their respective directors, officers, employees, agents, auditors, legal counsel, internal analysts, compliance personnel and other representatives (collectively, the "representatives") of the confidential nature of the Information and to be responsible for any violation of this Section 13.8 by any of their respective representatives;

                  (d) not to engage in any securities transactions relating to the Company's securities in violation of the restrictions imposed on it by applicable federal securities laws, or to assist others in doing so (understanding that trading in the Company's securities while in possession of the Information could under certain circumstances constitute such a violation); and

                  (e) in the event it is requested or required in a legal or administrative proceeding by subpoena, civil investigative demand, interrogatories, requests for information or other similar process to disclose any of the Information, to (unless prohibited from doing so) provide the Company with prompt notice of such request(s) so that the Company may seek an appropriate protective order and/or waive compliance with this Section 13.8;

provided, however, that nothing in this Section 13.8 shall prevent the Agent, any Bank, any representative of the Agent or any Bank or any Transferee (as defined below) from disclosing the Information (i) to any other Bank, (ii) pursuant to subpoena or upon the order of any Governmental Authority or as required by any applicable Legal Requirement, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over the Agent or such Bank, (iv) which is or becomes generally available to the public, other than as a result of a violation of this Section 13.8 by the Agent, any Bank or any representative of the Agent or any Bank, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank, or their respective Affiliates or representatives may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Credit Document, at law or in equity, or (vii) to the Agent's or such Bank's representatives.


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The Company and each other Obligor, for themselves and their Subsidiaries, irrevocably authorize the Agent, each Bank, and their respective representatives to disclose to any Participant or Assignee (each, a "Transferee"), to any such Transferee's representatives, to any prospective Transferee and to the representatives of any prospective Transferee such financial and other information concerning the Company and its Subsidiaries which has been or may at any time be delivered to the Agent or any Bank or any such representative pursuant to this Agreement or any other Credit Document or which has been or may at any time be delivered to the Agent or any Bank or any such representative by the Company or any of its Subsidiaries or any representative of the Company or any of its Subsidiaries; provided that such Transferee agrees to keep such information confidential to the same extent required of the Banks under this Agreement and the other Credit Documents.

The Company shall be entitled to equitable relief by way of injunction if the Agent, any Bank or any representative of the Agent or any Bank breached or threatens to breach any of the provisions of this Section 13.8.

         13.9 Set-off. In addition to any rights and remedies of the Banks provided by law, upon the occurrence and during the continuation of any Event of Default each Bank is hereby authorized at any time and from time to time, without prior notice to any Obligor, any such notice being expressly WAIVED by each Obligor to the fullest extent permitted by applicable law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Obligors or any of them against any and all Obligations of the Obligors or any of them now or hereafter existing under this Agreement or any other Credit Document and any Loan held by such Bank, including Obligations of the Obligors as Guarantors under Article XI, irrespective of whether the Agent or such Bank shall have made demand under this Agreement or any other Credit Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by the Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 13.9 are in addition to the other rights and remedies (including other rights of set-off) which such Bank may have.

         13.10 Limitation of Interest. The Obligors and the Banks intend to strictly comply with all applicable laws, including applicable usury laws. Accordingly, the provisions of this Section 13.10 shall govern and control over every other provision of this Agreement or any other Credit Document which conflicts or is inconsistent with this Section 13.10, even if such provision declares that it controls. As used in this Section 13.10, the term "interest" includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law; provided, that, to the maximum extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of the Obligations. In no event shall any Obligor or any other Person be obligated to pay, or the Agent or any Bank have any right or privilege to reserve, receive or retain, any interest in excess of the maximum amount of nonusurious interest permitted under applicable law. None of the terms and provisions contained in this Agreement or in any other Credit Document which directly or indirectly relate to interest shall ever be construed without reference to this Section 13.10, or be construed to create a contract to pay interest at a rate in excess of the maximum nonusurious rate permitted by applicable law. If for any reason any Bank at any time, including the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the maximum nonusurious rate permitted by applicable law, then and in any such event all of any such excess interest shall be cancelled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to such Bank, it shall be credited pro tanto against the then-outstanding principal balance of the Obligations to such Bank, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

         13.11 Notification of Addresses, Lending Offices, Etc. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of its Eurodollar Lending Office and its Domestic Lending Office, of payment instructions in respect of all payments to be made to it under this Agreement or the other Credit Documents and of such other administrative information as the Agent shall reasonably request.

         13.12 Counterparts. This Agreement and the other Credit Documents may be executed by one or more of the parties to them in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same agreement. Copies of this Agreement and each other Credit Document signed by all Parties shall be lodged with the Company and the Agent.

         13.13 Severability. The illegality or unenforceability of any provision of this Agreement or any other Credit Document or any instrument or agreement required by this Agreement or any other Credit Document shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any other Credit Document or any instrument or agreement required by this Agreement or any other Credit Document.

         13.14    Governing Law and Jurisdiction; Waivers and Releases.

                  (a) THIS AGREEMENT AND EACH OTHER CREDIT DOCUMENT AND EACH ISSUE ARISING HEREUNDER OR THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING ITS CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PROVIDED IN SECTION 13.14(b) AND TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY OTHERWISE APPLY. THE PARTIES AGREE THAT THIS

CHOICE OF NEW YORK LAW HAS BEEN MADE PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

                  (b) NOTWITHSTANDING ANYTHING IN SECTION 13.14(a) TO THE CONTRARY, NOTHING IN THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHT WHICH THE AGENT, THE SYNDICATION AGENT, THE LEAD ARRANGER, THE JOINT LEAD ARRANGER, EITHER JOINT BOOKRUNNER, OR ANY OF THE BANKS MAY HAVE UNDER THE NATIONAL BANK ACT OR OTHER APPLICABLE FEDERAL LAW.

                  (c) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT HEREBY SUBMITS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT. EACH PARTY TO THIS AGREEMENT WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

                  (d) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED BY ANY CREDIT DOCUMENT.

                  (e) EACH OBLIGOR HAS IRREVOCABLY APPOINTED CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 111 EIGHTH AVE., NEW YORK, NEW YORK, 10011, AS ITS AGENT TO RECEIVE ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY SERVICE OF COPIES OF ANY SUMMONS OR COMPLAINT OR ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY ACTION. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH OBLIGOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND EACH OBLIGOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, EACH OBLIGOR ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT THE ADDRESS SPECIFIED FOR IT ON THE SIGNATURE PAGES OF THIS AGREEMENT OR IN ITS ELECTION TO PARTICIPATE.

                  (f) NOTHING IN THIS SECTION 13.14 SHALL AFFECT THE RIGHT OF THE AGENT OR ANY OTHER BANK TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE AGENT OR ANY OTHER BANK TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OBLIGOR (AS A BORROWER OR AS A GUARANTOR) IN THE COURTS OF ANY OTHER JURISDICTION.

                  (g) TO THE EXTENT ANY OBLIGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH OBLIGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                  (h) AS REGARDS THE SERVICE OF PROCESS, THE DISCOVERY PROCESS, AND ANY JUDICIAL, QUASI-JUDICIAL, OR SIMILAR PROCEEDING, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL PRIVILEGES, RIGHTS, AND LEGAL RESTRICTIONS BENEFITTING IT THAT DO NOT ACCRUE TO SUCH PARTY (AND THAT WOULD NOT ACCRUE TO SUCH PARTY WERE ALL RELEVANT CIRCUMSTANCES TO HAVE OCCURRED IN NEW YORK AMONG NEW YORK RESIDENTS) UNDER THE LAWS OF NEW YORK (EXCLUDING ITS CONFLICTS OF LAWS RULES). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE PARTIES AGREE THAT, TO THE EXTENT APPLICABLE LAW PERMITS WAIVER, ANY REQUIREMENTS OR LIMITATIONS IMPOSED UNDER ANY OF THE HAGUE CONVENTION ON THE SERVICE ABROAD OF JUDICIAL AND EXTRAJUDICIAL DOCUMENTS, THE HAGUE CONVENTION ON THE TAKING OF EVIDENCE ABROAD IN CIVIL OR COMMERCIAL MATTERS, CANADIAN LAW OR PANAMANIAN LAW OR ANY OTHER APPLICABLE LAW ARE WAIVED BY EACH PARTY.

                  (i) TO THE EXTENT, BUT ONLY TO THE EXTENT, SUCH MATTERS RELATE TO THIS AGREEMENT OR THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS EVIDENCED OR CONTEMPLATED BY ANY OF THE FOREGOING, EACH OF THE OBLIGORS (AS A BORROWER AND AS A GUARANTOR) HEREBY RELEASES, DISCHARGES AND ACQUITS FOREVER THE AGENT, THE BANKS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, TRUSTEES, AGENTS, EMPLOYEES AND COUNSEL (IN EACH CASE, PAST, PRESENT OR FUTURE) FROM ANY AND ALL CLAIMS EXISTING AS OF THE DATE HEREOF (OR THE DATE OF ACTUAL EXECUTION HEREOF BY THE APPLICABLE PERSON OR ENTITY, IF LATER). AS USED HEREIN, THE TERM "CLAIM" SHALL MEAN ANY AND ALL LIABILITIES, CLAIMS, DEFENSES, DEMANDS, ACTIONS, CAUSES OF ACTION, JUDGMENTS, DEFICIENCIES, INTEREST, LIENS, COSTS OR EXPENSES (INCLUDING COURT COSTS, PENALTIES, ATTORNEYS' FEES AND DISBURSEMENTS AND AMOUNTS PAID IN SETTLEMENT) OF ANY KIND AND CHARACTER WHATSOEVER, INCLUDING CLAIMS FOR USURY, BREACH OF CONTRACT, BREACH OF COMMITMENT, NEGLIGENT MISREPRESENTATION OR FAILURE TO ACT IN GOOD FAITH, IN EACH CASE WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED OR PRIMARY OR

CONTINGENT, AND WHETHER ARISING OUT OF WRITTEN DOCUMENTS, UNWRITTEN UNDERTAKINGS, COURSE OF CONDUCT, TORT, VIOLATIONS OF LAWS OR REGULATIONS OR OTHERWISE.

         13.15 Construction. The Parties agree that this Agreement and the other Credit Documents were negotiated agreements and accordingly no presumption shall attach based on the identity of the drafting party.

         13.16 ENTIRE AGREEMENT. THIS AGREEMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES TO IT AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF EXCEPT FOR THE FEE LETTER AND ANY PRIOR ARRANGEMENTS MADE WITH RESPECT TO THE PAYMENT BY ANY OBLIGOR OF (OR ANY INDEMNIFICATION FOR) ANY FEES, COSTS OR EXPENSES PAYABLE TO OR INCURRED (OR TO BE INCURRED) BY OR ON BEHALF OF THE AGENT, THE ISSUING BANK, THE BANKS, THE LEAD ARRANGER, THE JOINT LEAD ARRANGER, THE JOINT BOOK RUNNERS, OR THE SYNDICATION AGENT.

         13.17 Conflict with Security Documents. The benefits, rights and remedies of the Banks and Agent and the security contained in or provided for in the Credit Documents are cumulative; provided, however, that if the provisions of the other Credit Documents conflict with any provision of this Agreement, this Agreement shall control to the extent of such conflict, unless the applicable provisions of the other Credit Documents increase the rights of the Banks and Agent, in which event the terms of the other Credit Documents shall control.

         13.18 Termination. In the event that the Commitments have been reduced to zero, no Letters of Credit are outstanding and all Loans and other Obligations have been fully and finally paid, this Agreement shall terminate (except for provisions expressly stated to survive any such termination), and the Agent and the Banks shall, upon the request and at the cost and expense of the Company, cause to be executed and delivered such releases of Collateral, assignments or other documents or instruments to evidence such termination as the Company shall reasonably request. For the purposes of this Section 13.18, there shall be deemed to be no Letters of Credit outstanding if the Company shall have taken the actions required by Section 10.3 (other than in connection with a Default or Event of Default). Each Obligor agrees that if at any time all or any part of any payment previously applied by any Bank to any Loan or other Obligation is or must be returned by or recovered from such Bank for any legally binding reason (including the order of any bankruptcy court), to the fullest extent not prohibited by applicable law, the Credit Documents shall automatically be reinstated to the same effect as if the prior application had not been made, and, to the fullest extent not prohibited by applicable law, each Obligor hereby agrees to indemnify each such payee against, and to save and hold each such payee harmless from, any required return by or recovery from such payee of any such payment because of its being deemed preferential under any applicable Legal Requirement, or for any other reason.

         13.19 Currency Conversion. If any sum due from any Obligor under this Agreement or any other Credit Document or in connection herewith or any order or judgment given or made in relation to this Agreement or any other Credit Document has to be converted from the currency (the "first currency") in which the same is payable hereunder or under such order or judgment into another currency (the "second currency") for the purpose of (a) making or filing a claim of proof against any Obligor with any Governmental Authority or in any court or tribunal; (b) obtaining an order or judgment in any court or other tribunal; or
(c) enforcing any order or judgment given or made in relation to this Agreement or any other Credit Document, the equivalent of such first currency amount in any second currency shall be calculated based on the spot rate for the purchase of the first currency with the second currency quoted by CLNY in New York, New York at approximately 10:00 a.m. on the date for such determination. The Obligors shall jointly and severally indemnify and hold harmless each of the Persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and
(ii) the rate or rates of exchange at which such Person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The foregoing indemnity shall constitute a separate joint and several obligation of the Obligors distinct from the Obligations and shall survive the giving or making of any judgment or order in relation to all or any of the Obligations.

         13.20 No Obligations. Notwithstanding anything herein or in any other Credit Document to the contrary, none of CLNY, CIBC World Markets Corp. or Canadian Imperial shall have any duties, responsibilities, liabilities or obligations under this Agreement in their respective capacities as Lead Arranger, Joint Book Runner, Joint Lead Arranger or Syndication Agent, or any fiduciary or trustee relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Lead Arrangers, Joint Book Runners, Joint Lead Arranger or Syndication Agent.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                         OBLIGORS:


                                         WILLBROS GROUP, INC.

                                         By:  /s/ Warren L. Williams
                                         Name: Warren L. Williams
                                         Title:  Vice President


                                         WILLBROS U.S.A., INC.

                                         By:  /s/ Warren L. Williams
                                         Name: Warren L. Williams
                                         Title:  Vice President


                                         WILLBROS INTERNATIONAL, INC.

                                         By:  /s/ Warren L. Williams
                                         Name: Warren L. Williams
                                         Title:  Vice President


                                         WILLBROS WEST AFRICA, INC.

                                         By:  /s/ Warren L. Williams
                                         Name: Warren L. Williams
                                         Title:  Vice President

                                         WILLBROS (NIGERIA) LIMITED

                                         By:  /s/ Warren L. Williams
                                         Name:  Warren L. Williams
                                         Title:  Director


                                         WILLBROS (OFFSHORE) NIGERIA LIMITED

                                         By:  /s/ Warren L. Williams
                                         Name:  Warren L. Williams
                                         Title:  Director


                                         WILLBROS MIDDLE EAST, INC.

                                         By:  /s/ Warren L. Williams
                                         Name: Warren L. Williams
                                         Title:  Vice President


                                         ROGERS & PHILLIPS, INC.

                                         By:  /s/ Alan G. Owens
                                         Name:  Alan G. Owens
                                         Title:   President


                                         CONSTRUCTORA CAMSA, C.A.

                                         By:  /s/ Warren L. Williams
                                         Name: Warren L. Williams
                                         Title:  Vice President


                                         WILLBROS OPERATING SERVICES, INC.

                                         By:  /s/ Stephen M. Bump
                                         Name:  Stephen M. Bump
                                         Title:  Vice President


                                         WILLBROS ENERGY SERVICES COMPANY

                                         By:  /s/ Pamela L. Reiland
                                         Name:  Pamela L. Reiland
                                         Title:  Vice President

                                         WILLBROS MARINE ASSETS, INC.

                                         By:  /s/ Warren L. Williams
                                         Name: Warren L. Williams
                                         Title:  Vice President


                                         INTERNATIONAL PIPELINE EQUIPMENT, INC.

                                         By:  /s/ Warren L. Williams
                                         Name: Warren L. Williams
                                         Title:  Vice President


                                         WILLBROS TRANSANDINA S.A.

                                         By:  /s/ John K. Allcorn
                                         Name:  John K. Allcorn
                                         Title:  President


                                         WILLBROS ENGINEERS, INC.

                                         By:  /s/ James R. Beasley
                                         Name:  James R. Beasley
                                         Title:  President


                                         ESCA EQUIPMENT SERVICE C.A.

                                         By:  /s/ Warren L. Williams
                                         Name: Warren L. Williams
                                         Title:  Principal Director


                                         MSI ENERGY SERVICES INC.

                                         By:  /s/ Steven B. Hicks
                                         Name:  Steven B. Hicks
                                         Title:  Vice President


                                         WILLBROS CONSTRUCTORS, INC.

                                         By:  /s/ Warren L. Williams
                                         Name: Warren L. Williams
                                         Title:  Vice President

                                         AGENT:


                                         CREDIT LYONNAIS NEW YORK BRANCH



                                         By:  /s/ Barbara Kellc
                                         Name:    Barbara Kellc
                                         Title:  Managing Director

                                         ISSUING BANK:

                                         CREDIT LYONNAIS NEW YORK BRANCH

                                         By:  /s/ Barbara Kellc
                                         Name:    Barbara Kellc
                                         Title:  Managing Director

                                         LEAD ARRANGER AND JOINT
                                         BOOK RUNNER:

                                         CREDIT LYONNAIS NEW YORK BRANCH

                                         By:  /s/ Barbara Kellc
                                         Name:    Barbara Kellc
                                         Title:  Managing Director

                                         JOINT LEAD ARRANGER AND JOINT
                                         BOOK RUNNER:

                                         CIBC WORLD MARKETS CORP.


                                         By:  /s/ Nora Q. Catiis
                                         Name:    Nora Q. Catiis
                                         Title:  Executive Directors


                                         SYNDICATION AGENT:

                                         BOOK RUNNER:

                                         CANADIAN IMPERIAL BANK OF COMMERCE


                                         By:  /s/ Nora Q. Catiis
                                         Name:    Nora Q. Catiis
                                         Title:  Authorized Signatory

                                         BANKS:

                                         CREDIT LYONNAIS NEW YORK BRANCH

                                         By:  /s/ Barbara Kellc
                                         Name:    Barbara Kellc
                                         Title:  Managing Director

                                         CIBC INC.


                                         By:  /s/ Nora Q. Catiis
                                         Name:  Nora Q. Catiis
                                         Title:  Authorized Signatory

                                         BANK OF TEXAS, N.A.


                                         By:  /s/ H. Gale Smith, Jr.
                                              ----------------------
                                                  H. Gale Smith, Jr.
                                                  Senior Vice President

                                         ARAB BANKING CORPORATION (B.S.C.)



                                         By:  /s/ Robert J. Ivosevich
                                         Name:  Robert J. Ivosevich
                                         Title:  Deputy General Manager

                                         By:  /s/ Charles F. Azzara
                                         Name:  Charles F. Azzara
                                         Title:  Vice President

                                         THE BANK OF NOVA SCOTIA

                                         By:  /s/ M.D. Smith
                                         Name:  M. D. Smith
                                         Title:  Agent, Operations

                                         SOUTHWEST BANK OF TEXAS, N.A.


                                         By: /s/ Laura McWilliams
                                         Name:  Laura McWilliams
                                         Title:  Senior Vice President

                                         WELLS FARGO BANK TEXAS, N.A.


                                         By:  /s/ T. Alan Smith
                                         Name:  T. Alan Smith
                                         Title:  Vice President

                                         RZB FINANCE LLC

                                         By:  /s/ John A. Valiska
                                         Name:  John A. Valiska
                                         Title:  Vice President

                                         By:  /s/ Eric Salat
                                         Name:  Eric Salat
                                         Title:  Vice President

                                   EXHIBIT A-1

                             FORM OF REVOLVING NOTE

                                 PROMISSORY NOTE

         [$_____________]                                        [_______], 2002

         FOR VALUE RECEIVED, __________________ ("Maker"), a
[__________________], promises to pay to the order of ______________________________________ ("Payee") at the Principal Office in New
York, New York, of Credit Lyonnais New York Branch acting as agent (including its successors in such capacity, the "Agent") for Payee and the other lenders (together with Payee, collectively referred to herein as the "Banks") which are now or may hereafter become parties to the Credit Agreement referred to below, or at such other place as the Agent may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of [_______________________________________] DOLLARS
([$_________]) (or the unpaid balance of all Revolving Loans made by Payee to Maker, if that amount is less), on the dates and in the principal amounts provided in the Credit Agreement referred to below, and to pay interest on the unpaid principal balance of this Promissory Note (this "Note") from time to time outstanding until maturity at the rates or rates established pursuant to the terms of the Credit Agreement and interest on all past due accrued interest, in accordance with Section 5.7 of the Credit Agreement.

         Interest on the amount of each Revolving Loan shall be computed on the amount of such Revolving Loan from the date it is made to Maker.

         The principal of this Note shall be due and payable on the Maturity Date. Accrued and unpaid interest shall be due and payable as provided in the Credit Agreement. All payments shall be applied first to accrued interest, the balance to principal.

         Subject to the provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this note without payment of any premium or fee. All prepayments shall be applied in accordance with the Credit Agreement.

         The unpaid principal balance of this Note at any time shall be the total of all Revolving Loans made to Maker by Payee less the sum of all principal payments and prepayments made on this Note by or for the account of Maker. All Revolving Loans and all payments and prepayments made hereon may be endorsed by the holder of this Note on the schedule which is attached hereto (and hereby made a part hereof for all purposes) or otherwise recorded in the holder's records; provided, that any failure to make notation of (a) any Revolving Loan shall not cancel, limit or otherwise affect Maker's obligations or any holder's rights, or (b) any payment or prepayment of principal shall not cancel, limit or otherwise affect Maker's entitlement to credit for that payment as of the date received by the Agent.

         Subject to the provisions of the Credit Agreement, Maker may borrow, repay and reborrow Revolving Loans so long as the total unpaid principal amount thereof at any time outstanding does not exceed the lesser of (a) the face amount of this Note or (b) the amount of Payee's Commitment, as determined from time to time in accordance with the Credit Agreement.

         This Note is one of the Revolving Notes which has been issued pursuant to the terms of that certain Credit Agreement (as amended, modified, supplemented and restated, the "Credit Agreement") dated as of June 14, 2002, among [Maker] [Willbros Group, Inc.] and the Designated Subsidiaries from time to time; the financial institutions party thereto from time to time (the "Banks"); Credit Lyonnais New York Branch, as a Bank, as Issuing Bank, as administrative agent for the Banks (in such capacity, the "Agent") and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; and Canadian Imperial Bank of Commerce, as Syndication Agent, to which reference is made for all purposes, and evidences Revolving Loans made by the Payee thereunder. This Note is governed by and entitled to the benefits of the Credit Agreement. Any term used in this Note and defined in the Credit Agreement that is not otherwise defined in this note shall have the meaning ascribed to it in the Credit Agreement.

         The occurrence of an Event of Default shall constitute default under this Note, whereupon the Agent or the holder hereof shall be entitled to exercise any or all rights, powers and remedies afforded (a) under the Credit Documents and (b) by applicable law, including the right to accelerate the maturity of this entire Note.

         If any holder of this Note retains an attorney in connection with any such default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Maker sues any holder in connection with this note or any such papers and does not prevail, Maker agrees to pay to each such holder, in addition to principal and interest, all reasonable costs and expenses incurred by such holder in trying to collect this note or in any such suit or proceeding, including reasonable attorneys' fees.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (OTHER THAN ITS CONFLICTS OF LAW RULES).

                                                 [NAME OF MAKER]
                                                 a
                                                   -----------------------------



                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                   EXHIBIT A-2

                             FORM OF SWINGLINE NOTE

                                 PROMISSORY NOTE

$2,000,000                                                         June 14, 2002

         FOR VALUE RECEIVED, Willbros Group, Inc. ("Maker"), a corporation organized and existing under the laws of Panama, promises to pay to the order of Southwest Bank of Texas, N.A. ("Payee") at its office in Houston, Texas specified in the Credit Agreement referred to below, or at such other place as Payee may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of Two Million U.S. Dollars ($2,000,000) (or the unpaid balance of all Swingline Loans made by Payee to Maker, if that amount is less), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal balance of this Promissory Note (this "Note") from time to time outstanding until maturity at the rates or rates established pursuant to the terms of the Credit Agreement and interest on all past due accrued interest, in accordance with Section 5.7 of the Credit Agreement.

         Interest on the amount of each Swingline Loan shall be computed on the amount of such Swingline Loan from the date it is made to Maker.

         Each Swingline Loan evidenced by this Note is due and payable on the fifth Business Day following the making of such Swingline Loan, and any outstanding principal of this Note shall be due and payable on the Maturity Date. Accrued and unpaid interest shall be due and payable as provided in the Credit Agreement. All payments shall be applied first to accrued interest, the balance to principal.

         Subject to the provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this note without payment of any premium or fee. All prepayments shall be applied in accordance with the Credit Agreement.

         The unpaid principal balance of this Note at any time shall be the total of all Swingline Loans made to Maker by Payee less the sum of all principal payments and prepayments made on this Note by or for the account of Maker. All Swingline Loans and all payments and prepayments made hereon may be endorsed by the holder of this Note on the schedule which is attached hereto (and hereby made a part hereof for all purposes) or otherwise recorded in the holder's records; provided, that any failure to make notation of (a) any Swingline Loan shall not cancel, limit or otherwise affect Maker's obligations or any holder's rights, or (b) any payment or prepayment of principal shall not cancel, limit or otherwise affect Maker's entitlement to credit for that payment as of the date received by the Agent.

         Subject to the provisions of the Credit Agreement, Maker may borrow, repay and reborrow Swingline Loans so long as the total unpaid principal amount thereof at any time outstanding does not exceed the face amount of this Note.

         This Note is the Swingline Note which has been issued pursuant to the terms of that certain Credit Agreement (as amended, modified, supplemented and restated, the "Credit Agreement") dated as of June 14, 2002, among Maker and the Designated Subsidiaries from time to time; the financial institutions from time to time parties thereto (the "Banks"); Credit Lyonnais New York Branch, as a Bank, as Issuing Bank, as administrative agent for the Banks (in such capacity, the "Agent") and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; and Canadian Imperial Bank of Commerce, as Syndication Agent, to which reference is made for all purposes, and evidences Swingline Loans made by the Payee thereunder. This Note is governed by and entitled to the benefits of the Credit Agreement. Any term used in this Note and defined in the Credit Agreement that is not otherwise defined in this note shall have the meaning ascribed to it in the Credit Agreement.

         The occurrence of an Event of Default shall constitute default under this Note, whereupon the Agent or the holder hereof shall be entitled to exercise any or all rights, powers and remedies afforded (a) under the Credit Documents and (b) by applicable law, including the right to accelerate the maturity of this entire Note.

         If any holder of this Note retains an attorney in connection with any such default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Maker sues any holder in connection with this note or any such papers and does not prevail, Maker agrees to pay to each such holder, in addition to principal and interest, all reasonable costs and expenses incurred by such holder in trying to collect this note or in any such suit or proceeding, including reasonable attorneys' fees.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (OTHER THAN ITS CONFLICTS OF LAW RULES).

                                                      WILLBROS GROUP, INC.
                                                      a Panamanian corporation



                                                      --------------------------
                                                      Name:
                                                      Title:

                                   EXHIBIT B-1


                          NOTICE OF REVOLVING BORROWING


                           [Letterhead of the Company]

                               ___________, ______




Credit Lyonnais New York Branch
  as the Agent
1301 Avenue of the Americas
New York, New York 10019
Attention:______________________

                Re:   Notice of Revolving Borrowing


         Ladies and Gentlemen:

         WILLBROS GROUP, INC. (the "Company") and the Designated Subsidiaries from time to time (the Company and such Designated Subsidiaries collectively, the "Obligors"); the several financial institutions from time to time (collectively, the "Banks"); CREDIT LYONNAIS NEW YORK BRANCH, as a Bank, as Issuing Bank, as agent for the Banks (the "Agent"), and as Lead Arranger and Joint Book Runner; CIBC World Market Corp., as Joint Lead Arranger and Joint Book Runner; and Canadian Imperial Bank of Commerce, as Syndication Agent, are parties to that certain Credit Agreement dated as of June 14, 2002, as amended, modified, supplemented or restated (the "Credit Agreement"). Unless otherwise specified herein, any term defined in the Credit Agreement and used in this letter shall have the meaning ascribed to it in the Credit Agreement.

         The Company hereby irrevocably requests a Revolving Borrowing in the amount of $__________, [INSERT AMOUNT EQUAL TO OR EXCEEDING $1,000,000 WHICH IS A MULTIPLE OF $100,000]] for the account of _________________ [INSERT NAME OF APPLICABLE BORROWER]. The Borrowing is to be made on ________________, ____ (the "Funding Date"), [MUST BE A BUSINESS DAY AT LEAST 3 BUSINESS DAYS BEFORE BORROWING COMPRISED OF EURODOLLAR LOANS]. No more than two Borrowings of Loans have been requested by the Company on behalf of any Borrower for funding on the Funding Date.

         The requested Revolving Borrowing is to be comprised of (check one): [ ] Base Rate Loans, [ ] Eurodollar Rate Loans. If the Revolving Borrowing is to be of Eurodollar Rate Loans, the applicable Interest Period is to be (check one): [ ] one [ ] two [ ] three [ ] six months.

         The proceeds of the Borrowing should be (check one): [ ] deposited in the applicable Borrower's account with ________________________________________,
New York, New York, ABA#___________________________, account number
________________________, or [ ] applied toward the satisfaction of Reimbursement Obligations payable by such Borrower.

         Since December 30, 2001, there has been no event, occurrence, circumstance or condition which has had or which could reasonably be expected to have a Material Adverse Effect. The proceeds of this Borrowing will be used for purposes consistent with applicable law and the terms of the Credit Agreement.

         The undersigned represents and warrants that: (1) no Default or Event of Default has occurred and is continuing under any Credit Document as of the date hereof or will exist as a result of the requested Borrowing; (2) all representations and warranties made in the Credit Documents are true and correct in all material respects on the date hereof as if made on the date hereof; (3) no event, occurrence, circumstance or condition has occurred which has had or which could reasonably be expected to have a Material Adverse Effect since the Closing Date; (4) the Company has timely complied with its reporting requirements in Section 4.2 of the Credit Agreement, the most recent Borrowing Base Certificate delivered by the Company is less than 30 days old, and no material adverse change has occurred in the value of assets included in such Borrowing Base since the date of its delivery; (5) after the making of the requested Borrowing, (a) the Aggregate Exposure will not exceed the Total Commitment currently in effect under the Credit Agreement, (b) the Borrowing Base Exposure will not exceed the Net Borrowing Base, and (c) the aggregate amount of outstanding Loans will not exceed the Loan Limit; (6) this Notice of Borrowing is duly authorized in accordance with the named Borrower's organizational documents and other relevant Legal Requirements; and (7) all conditions in Article VII of the Credit Agreement have been satisfied.

         This letter is a Notice of Revolving Borrowing within the meaning of the Credit Agreement and is a Credit Document. Thank you for your attention to this matter.

                                                Very truly yours,

                                                WILLBROS GROUP, INC.


                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________

                                   EXHIBIT B-2


                          NOTICE OF SWINGLINE BORROWING


                           [Letterhead of the Company]

                               ___________, ______




Southwest Bank of Texas, N.A.
  as the Swingline Bank
[address]
Attention:______________________

                Re:        Notice of Swingline Borrowing


         Ladies and Gentlemen:

         WILLBROS GROUP, INC. (the "Company") and the Designated Subsidiaries from time to time (the Company and such Designated Subsidiaries collectively, the "Obligors"); the several financial institutions from time to time parties thereto (collectively, the "Banks"); CREDIT LYONNAIS NEW YORK BRANCH, as a Bank, as Issuing Bank, as administrative as agent for the Banks (in such capacity, the "Agent"), and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; Canadian Imperial Bank of Commerce, as Syndication Agent, are parties to that certain Credit Agreement dated as of June 14, 2002, as amended, modified, supplemented or restated (the "Credit Agreement"). Unless otherwise specified herein, any term defined in the Credit Agreement and used in this letter shall have the meaning ascribed to it in the Credit Agreement.

         The Company hereby irrevocably requests a Swingline Loan in the amount of $_________ [INSERT AMOUNT EQUAL TO OR EXCEEDING $100,000 WHICH IS AN INTEGRAL MULTIPLE OF $100,000] for the account of the Company. The Borrowing is to be made on ________________, ____ (the "Funding Date") [IF FUNDING DATE IS THE DATE OF NOTICE, NOTICE MUST BE SENT NO LATER THAN 3:00 P.M. HOUSTON TIME]. No more than two Borrowings of Loans have been requested by the Company on behalf of any Borrower for funding on the Funding Date.

         The proceeds of the Borrowing should be (check one): [ ] deposited in the Company's account with _______________________________________,
ABA#___________________________, account number ________________________, or paid to the Agent and applied toward the satisfaction of Reimbursement Obligations payable by any Borrower.

         Since December 30, 2001, there has been no event, occurrence, circumstance or condition which has had or which could reasonably be expected to have a Material Adverse Effect. The proceeds of this Borrowing will be used for purposes consistent with applicable law and the terms of the Credit Agreement.

         The undersigned represents and warrants that: (1) no Default or Event of Default has occurred and is continuing under any Credit Document as of the date hereof or will exist as a result of the requested Borrowing; (2) all representations and warranties made in the Credit Documents are true and correct in all material respects on the date hereof as if made on the date hereof; (3) no event, occurrence, circumstance or condition has occurred which has had or which could reasonably be expected to have a Material Adverse Effect since the Closing Date; (4) the Company has timely complied with its reporting requirements in Section 4.2 of the Credit Agreement, the most recent Borrowing Base Certificate delivered by the Company is less than 30 days old, and no material adverse change has occurred in the value of assets included in such Borrowing Base since the date of its delivery; (5) after the making of the requested Borrowing, (a) the Aggregate Exposure will not exceed the Total Commitment currently in effect under the Credit Agreement, (b) the Borrowing Base Exposure will not exceed the Net Borrowing Base, and (c) the aggregate amount of outstanding Loans will not exceed the Loan Limit; (6) this Notice of Swingline Borrowing is duly authorized in accordance with the Company's organizational documents and other relevant Legal Requirements; and (7) all conditions in Article VII of the Credit Agreement have been satisfied.

         This letter is a Notice of Swingline Borrowing within the meaning of the Credit Agreement and is a Credit Document. Thank you for your attention to this matter.

                                                Very truly yours,

                                                WILLBROS GROUP, INC.


                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________

                                    EXHIBIT C

                        NOTICE OF CONVERSION/CONTINUATION

                           [Letterhead of the Company]

Credit Lyonnais New York Branch
as the Agent
1301 Avenue of the Americas
New York, New York 10019

Attention:_______________________

                Re:        Notice of Conversion/Continuation

         Ladies and Gentlemen:

         WILLBROS GROUP, INC. and the Designated Subsidiaries from time to time (collectively, the "Borrowers"); the financial institutions from time to time party thereto (collectively, the "Banks"); Credit Lyonnais New York Branch, as a Bank, as Issuing Bank, as administrative agent for the Banks (in such capacity the "Agent"), and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; and Canadian Imperial Bank of Commerce, as Syndication Agent, are parties to that certain Credit Agreement dated as of June 14, 2002, as amended, modified, supplemented or restated (the "Credit Agreement"). Unless otherwise specified herein, any term defined in the Credit Agreement and used herein shall have the meaning ascribed to it in the Credit Agreement.

         In accordance with the Credit Agreement, the undersigned gives irrevocable notice of a conversion or continuation.

         a.     Existing Revolving Loans to [INSERT NAME OF APPLICABLE BORROWER]

i.                Type of Revolving Loans:

                    [   ]   Base Rate Loans
                    [   ]   Eurodollar Rate Loans

ii.               Amount of Revolving Loans:  US$______


iii.              Expiration of current Interest Period: _______________________

iv.               Duration of current Interest Period:

                            If the existing Revolving Loans are Eurodollar Rate
                            Loans:

                            [   ]   one month           [   ]    three months
                            [   ]   two months          [   ]    six months

v. In the case of a conversion, the estimated interest prepayment due upon conversion:

         b.     Proposed Conversion or Continuation

i.                Amount to be converted or continued: US$______________________

ii.               Date new Interest Period is to be effective:__________________

iii.              Type of Revolving Loans to be applicable (check one):

                           [   ]    Base Rate Loans
                           [   ]    Eurodollar Rate Loans

iv. [ ] Interest Period (check one if the proposed conversion or continuation is to Eurodollar Rate Loans):

                                [   ]   one month          [   ]    three months
                                [   ]   two months         [   ]    six months

         Notwithstanding the date for which conversion or continuation is requested above, the Agent may effectuate the conversion or continuation on the next succeeding Interest Payment Date (except in the case of Base Rate Loans), and the Agent is not required to effectuate any conversion or continuation if the requested date or the next succeeding Interest Payment Date does not fall on or before the following dates: (1) if the Revolving Loans are to be converted into or continued as Eurodollar Rate Loans, three Business Days after the date of this Notice of Conversion/Continuation and (2) if the Revolving Loans are to be converted into or continued as Base Rate Loans, one Business Day after the date of this Notice of Conversion/Continuation; provided, however, that the foregoing deadlines are extended one Business Day if this Notice of Conversion/Continuation is not received by the Agent on a Business Day or if this Notice of Conversion/Continuation is received after 12:00 noon (New York City time). Further, the Agent may elect not to effectuate requests for conversions and continuations into Eurodollar Rate Loans if the Eurodollar Rate Loans into which the existing Revolving Loans are to be converted or continued are not at least US$1,000,000 and a multiple of US$100,000.

         The undersigned represents and warrants that: (1) after giving effect to the proposed conversion or continuation, there will be no more than five different Interest Periods in effect with respect to all Borrowers; (2) the conversion or continuation selected above complies with all provisions of the Credit Agreement; (3) all conditions precedent to such conversion or continuation under the Credit Agreement have been satisfied; (4) since December 31, 2001 there has been no event, occurrence, circumstance or condition which has had or which could reasonably be expected to have a Material Adverse Effect;
(5) no Default or Event of Default has occurred and is continuing under any Credit Document as of the date hereof; (6) all representations and warranties made in the Credit Documents by the Obligors are true and correct in all material respects on the date hereof as if made on the date hereof; and (7) this Notice of Conversion/Continuation is duly authorized by the applicable Borrower and in accordance with such Borrower's organizational documents.

         This Notice of Conversion/Continuation may be relied upon by the Agent and the Banks and is a Credit Document. Thank you for your attention to this matter.

                                                 Very truly yours,

                                                 WILLBROS GROUP, INC.



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                    EXHIBIT D

                         FORM OF ELECTION TO PARTICIPATE




                                             Date:_____________, _______________

Credit Lyonnais New York Branch,
as Agent for the Banks under the
Credit Agreement described herein

         Re:    Election to Participate

Ladies and Gentlemen:

         Reference is made to (i) the Credit Agreement dated as of June 14, 2002 among Willbros Group, Inc.; the Designated Subsidiaries from time to time; the financial institutions from time to time parties thereto (the "Banks"); Credit Lyonnais New York Branch, as a Bank, as Issuing Bank, as administrative agent, and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; and Canadian Imperial Bank of Commerce, as Syndication Agent named therein (as amended, modified, supplemented or restated, the "Credit Agreement"), and (ii) the Security Agreement described therein. Terms not defined herein which are defined in the Credit Agreement shall, for the purposes of this Election to Participate, have the meanings provided therein.

         The undersigned, [Name of Designated Subsidiary], a [jurisdiction of organization] [type of entity], hereby irrevocably and unconditionally elects to be an Obligor for purposes of the Credit Agreement and the Security Agreement, effective upon acceptance by the Agent of this Election to Participate and satisfaction of all conditions described in Section 5(a) of the Credit Agreement ("Effective Date"). At the option of the Agent, this Election to Participate may not become effective unless on the day of such effectiveness at least $2,500,000 in unused Commitments is available under the Credit Agreement.

         The undersigned confirms that the representations and warranties made in Article VI of the Credit Agreement and in Article III of the Security Agreement are true and correct on and as of the Effective Date as if made by the undersigned herein with the same effect as if made on and as of the Effective Date.

         The undersigned hereby agrees to perform all of the obligations of an Obligor, respectively, under, and to be bound in all respects by the terms of the Credit Agreement (including without limitation Section 13.14 and Article XI thereof) and the terms of the Security Agreement (including without limitation
Section 8.7 thereof) as fully as if the undersigned had itself executed the Credit Agreement and the Security Agreement. The undersigned expressly agrees that all terms, provisions, restrictions, duties and responsibilities of an Obligor under the Credit Documents, limited as provided therein, shall apply to the undersigned.

         The undersigned (a) confirms that it has received a copy of the Credit Documents, together with such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into this Election to Participate; (b) represents that it has received sufficient, good and valuable consideration in connection with this Election to Participate, and that the value of the consideration received and to be received by the undersigned is reasonably worth at least as much as the liability and obligation incurred by the undersigned hereunder; and (c) represents that such liability and obligation may reasonably be expected greatly to benefit the undersigned directly or indirectly. The Board of Directors or other governing body of the undersigned has duly determined, and has resolved, that the execution, delivery and performance of this Election to Participate (and the effect of it) will benefit the undersigned and its shareholders.

         Without limitation of the foregoing, the undersigned, as a primary obligor and not as a surety, unconditionally, jointly and severally, guarantees unto the Agent and the Banks the payment of the Obligations when due (whether at the stated maturity, by acceleration or otherwise) in accordance with the terms of the Credit Documents, subject to the limitations, terms and conditions set forth in the Credit Agreement, including without limitation Article XI. The undersigned expressly RATIFIES all guaranties, terms, covenants, representations, warranties, agreements, provisions, indemnifications, WAIVERS, RELEASES, restrictions, duties and responsibilities of the Obligors under the Credit Agreement and the Security Agreement and agrees that they shall apply to the undersigned as if it had executed the Credit Agreement and the Security Agreement, and that any reference to "Obligors" or an "Obligor", "Borrowers" or a "Borrower" or "Guarantors" or a "Guarantor" in the Credit Agreement, the Security Agreement or any other Credit Document shall include the undersigned.

         The address to which all notices to the undersigned under the Credit Agreement and the Security Agreement should be directed is:_________________________________________________________________. The U. S.
Federal Taxpayer I.D. Number of the undersigned, if any, is _________________________________________________________________.[is the owner]
[are the owners] of all outstanding equity in the undersigned.

         All representations, warranties, covenants and agreements made by or on behalf of the undersigned in or in connection with this Election to Participate shall survive the execution and delivery of this Election to Participate, shall not be affected by any investigation made by any Person, and shall bind the undersigned and its successors, trustees, receivers and permitted assigns and inure to the benefit of the successors and assigns of the Agent and the Banks. The undersigned has no power to assign, and shall not attempt to assign, any of its rights or obligations hereunder or under the other Credit Documents without the prior written consent of the Agent and Banks.

         THIS ELECTION TO PARTICIPATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (OTHER THAN ITS CONFLICTS OF LAW RULES) AND THE UNITED STATES OF AMERICA. THE UNDERSIGNED HEREBY IRREVOCABLY AGREES TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT ANY LEGAL PROCEEDING AGAINST THE AGENT OR ANY BANK ARISING OUT OF OR IN CONNECTION WITH THIS ELECTION TO PARTICIPATE, THE CREDIT AGREEMENT, THE SECURITY AGREEMENT OR THE OTHER CREDIT DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT OF NEW YORK FOR THE SOUTHERN DISTRICT OF NEW YORK. THE UNDERSIGNED AFFIRMS THAT IT IS BOUND BY ALL PROVISIONS CONTAINED IN SECTION 13.14 OF THE CREDIT AGREEMENT. THE UNDERSIGNED HAS IRREVOCABLY APPOINTED CT CORPORATION SYSTEM, WITH OFFICES AS OF THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, AS ITS AGENT FOR SERVICE OF PROCESS. THIS ELECTION TO PARTICIPATE, TOGETHER WITH THE OTHER CREDIT DOCUMENTS, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE OBLIGORS, THE UNDERSIGNED, THE BANKS AND THE AGENT AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF. No amendment or waiver of any provision of this Election to Participate or any other Credit Document, nor any consent to any departure by the undersigned therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         This Election to Participate is a Credit Document and may be executed in several counterparts, and by the parties on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement.

         The undersigned agrees to take such action as the Agent or any Bank may reasonably require to confirm and effectuate the foregoing.

                                Very truly yours,

                                [NAME OF DESIGNATED SUBSIDIARY]
                                a [jurisdiction and form of legal organization]


                                By:_____________________________________________
                                Name:___________________________________________
                                Title:__________________________________________

                                    EXHIBIT E

                          FORM OF ELECTION TO TERMINATE





                                                Date: __________________, ______


Credit Lyonnais New York Branch,
as Agent for the Banks under the
Credit Agreement described herein

         Re:      ELECTION TO TERMINATE

Ladies and Gentlemen:

         Reference is made to (i) the Credit Agreement dated as of June 14, 2002, among Willbros Group, Inc.; the Designated Subsidiaries from time to time; the several financial institutions from time to time parties thereto (the "Banks"); Credit Lyonnais New York Branch, as a Bank, as Issuing Bank, as administrative agent to the Banks (in such capacity, the "Agent") and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; and Canadian Imperial Bank of Commerce, as Syndication Agent (as amended, modified, supplemented or restated, the "Credit Agreement"), and (ii) the Security Agreement described therein. Terms not defined herein which are defined in the Credit Agreement shall, for the purposes of this Election to Terminate, have the meanings provided therein.

         The undersigned, [Name of Designated Subsidiary], a [jurisdiction of organization] [type of entity], hereby elects to terminate its status as an Obligor for purposes of the Credit Agreement and the Security Agreement, effective upon receipt of this Election to Terminate by the Agent and confirmation by the Agent that all requirements listed in Section 5(b) of the Credit Agreement have been satisfied. The undersigned hereby represents and warrants that all non-contingent Obligations of the undersigned pursuant to the Credit Agreement have been paid in full on or prior to the date hereof, and all contingent Letter of Credit Obligations in respect of outstanding Letters of Credit issued for the account of the undersigned have been fully cash collateralized by the undersigned's deposit of an amount equal thereto into the Cash Collateral Account.

         This Election to Terminate shall be construed in accordance with and governed by the laws of the State of New York (other than its conflicts of law rules) and the United States of America. Notwithstanding anything else in this Election to Terminate or in any other Credit Document to the contrary, this Election to Terminate shall not be effective unless and until the Agent confirms to the undersigned that this instrument and any ancillary instruments the Agent may require in good faith in connection herewith are satisfactory in form and substance to the Agent.

                                 Very truly yours,

                                 [NAME OF DESIGNATED SUBSIDIARY]
                                 a [jurisdiction and form of legal organization]


                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                    EXHIBIT H

                        FORM OF ACCOUNT CONTROL AGREEMENT


                            ACCOUNT CONTROL AGREEMENT

         This Account Control Agreement (this "Control Agreement") dated as of June 14, 2002, among [GRANTOR] (the "Grantor"), Credit Lyonnais New York Branch, as Agent under the Credit Agreement described herein (acting in such capacity hereunder, the "Agent"), and [ACCOUNT BANK], as the financial institution maintaining the Account described herein (the "Account Bank"). Terms used herein which are defined in the Uniform Commercial Code in effect in the State of New York ("New York UCC") shall have the meaning set forth in the New York UCC.

                             PRELIMINARY STATEMENTS:

         (1) The Grantor and certain of its affiliates (the "Obligors") have entered into a Credit Agreement dated as of June 14, 2002, among [Grantor] [Willbros Group, Inc.] and the other Obligors from time to time; the several financial institutions from time to time parties thereto (the "Banks"); Credit Lyonnais New York Branch, as a Bank, as Issuing Bank, as administrative agent for the Banks (in such capacity the "Agent"), and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; and Canadian Imperial Bank of Commerce, as Syndication Agent (as amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement").

         (2) Pursuant to the Security Agreement dated as of June 14, 2002, among the Obligors and the Agent, for the benefit of the Secured Parties described therein (the "Security Agreement"), and as a condition to the credit provided under the Credit Agreement, the Grantor has granted to the Agent for the benefit of the Secured Parties (as defined in the Credit Agreement) to secure the Secured Obligations (as defined in the Security Agreement) a first priority security interest (the "Agent's Security Interest") in certain assets of the Grantor, including without limitation all of Grantor's right, title and interest in and to the following assets (collectively herein called the "Account Collateral"): (i) the [TYPE OF ACCOUNT -- DEPOSIT, LOCK-BOX OR OTHER DESCRIPTION OF RELEVANT ACCOUNT] account identified as Account No. _______________ maintained by the Account Bank in the name of the Grantor at the office of the Account Bank in [LOCATION OF ACCOUNT BANK] (the "Account"), (ii) all interest and other earnings in respect of the Account, (iii) all checks, drafts, wire transfers, receipts, and financial assets credited to the Account from time to time, and (iv) all contract rights and privileges in respect of the Account.

         (3) In order to perfect the Agent's Security Interest in the Account Collateral, the parties are entering into this Control Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. The Account. The Account Bank represents and warrants to, and agrees with, the Agent that:

         (a) The Account Bank maintains the Account Collateral for the Grantor subject to the Agent's Security Interest, and all property (including, without limitation, all funds and financial assets) held by the Account Bank for the account of the Grantor are, and will continue to be, credited to the Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

         (b) The Account is a [TYPE OF ACCOUNT] account, the Account Bank is the bank with which the Account is maintained, and the Grantor is the Account Bank's customer with respect to the Account.

         (c) Notwithstanding any other agreement to the contrary, the Account Bank's jurisdiction with respect to the Account Collateral for purposes of the New York UCC is, and will continue to be for so long as the Agent's Security Interest of the Agent shall be in effect, the State of New York.

         (d) The Account Bank does not know of any claim to or interest in the Account Collateral, except for claims and interests of the Agent pursuant to the Security Agreement and this Control Agreement.

         SECTION 2. Control by Secured Party. Notwithstanding anything to the contrary in any other agreement between the Grantor and the Account Bank, the Account Bank agrees that, upon receipt of the Notice of Exclusive Control (as defined below), it will comply with (i) all instructions of the Agent directing disposition of the Account Collateral, including, without limitation, the funds in the Account, and (ii) all other directions of the Agent concerning the Account Collateral, including, without limitation, directions to distribute to the Agent proceeds of any interest or other earnings or financial assets credited to the Account (any such instruction, notification or direction referred to in clause (i) or (ii) above being an "Account Direction"), in each case of clauses (i) or (ii) above, without further consent or direction by the Grantor or any other person or entity.

         SECTION 3. Grantor's Rights in the Account.

         (a) The Agent hereby agrees with the Account Bank that, at any time prior to the Effective Time (as defined below), the Account Bank shall comply with Account Directions and other directions concerning the Account Collateral originated by the Grantor without any further consent by the Agent, and the Account Bank may distribute to the Grantor all funds in the Account, and all interest, earnings or financial assets credited to the Account.

         (b) For the purposes hereof, the "Effective Time" shall be the opening of business on the second business day next succeeding the business day on which a notice purporting to be signed by the Agent in substantially the same form as Annex A attached hereto, with a copy of this Control Agreement attached thereto (a "Notice of Exclusive Control"), is actually received by one of the individual employees of the Account Bank to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after 12:00 noon, New York City time, on any business day, the "Effective Time" shall be the opening of business on the third business day next succeeding the business day on which such receipt occurs; and, provided further, that a "business day" is any day other than a Saturday, Sunday or other day on which the Account Bank is authorized or required by law to be closed.

         (c) From and after receipt by the Account Bank of a Notice of Exclusive Control from the Agent with respect to the Account, the Account Bank will thereafter at all times comply only with Account Directions originated by the Agent in respect of the Account Collateral, and will cease: (i) complying with Account Directions or other directions concerning the Account originated by the Grantor, and (ii) distributing to the Grantor interest, earnings or financial assets credited to the Account, or funds in the Account.

         (d) Notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Account Collateral duly commenced by the Account Bank or any of its affiliates prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of the Control Agreement; and (ii) the Account Bank and/or any of its affiliates may (at its discretion and without any obligation to do so) commence honoring solely Agent's instructions concerning the Account Collateral at any time or from time to time after it becomes aware that the Agent has sent to it a Notice of Exclusive Control but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above) with no liability whatsoever to the Grantor or any other party for doing so.

         This Control Agreement supplements, rather then replaces, the Account Bank's [TYPE OF ACCOUNT] account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account Collateral or services provided in connection with the Account Collateral (the "Account Documentation"), which Account Documentation will continue to apply to the Account Collateral and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Control Agreement (however, in the event of any such conflict, the provision of this Control Agreement shall control). Prior to issuing any instructions on or after the Effective Time, the Agent shall provide the Account Bank with such Account Documentation as the Account Bank may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of the Agent.

         SECTION 4. Priority of Agent's Security Interest.

         (a) The Account Bank hereby (i) subordinates to the Agent's Security Interest and in favor of the Agent any security interest, lien, or right of recoupment or setoff that the Account Bank may have, as long as this Control Agreement is in effect, against the Account Collateral, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Agent's Security Interest is terminated, except that the Account Bank (A) will retain a prior security interest and lien on property credited to the Account, (B) may exercise any right in respect of such security interest or lien, and (C) may exercise any right of recoupment or setoff against the Account, in the case of clauses (A),
(B) and (C) above, to secure or to satisfy, and only to secure or to satisfy,
(i) payment of its customary fees and expenses for the routine maintenance and operation of the Account Collateral and (ii) payment of the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds or for any electronic or wire transfers credited to the Account but returned for any reason.

         (b) The Account Bank will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to the Account Collateral.

         SECTION 5. Statements, Confirmations and Notices.

         (a) The Account Bank will send copies of all statements and confirmations for the Account simultaneously to the Agent and the Grantor.

         (b) When any party hereto knows of any claim or interest in the Account Collateral other than the claims and interests of the Agent and the Grantor, such party will promptly notify the other parties of such claim or interest.

         SECTION 6. The Account Bank's Responsibility.

         (a) Except for permitting a withdrawal, delivery or payment in violation of Section 3 of this Control Agreement, the Account Bank will not be liable to the Agent for complying with Account Directions or other directions concerning the Account from the Grantor that are received by the Account Bank before the Account Bank receives a Notice of Exclusive Control from the Agent under Section 3 hereof.

         (b) The Account Bank will not be liable to the Grantor or the Agent for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning the Account Collateral originated by the Agent, even if the Grantor notifies the Account Bank that the Agent is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Bank takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

         (c) This Control Agreement does not create any obligation of the Account Bank except for those expressly set forth in this Control Agreement and in Article 4 of the New York UCC, and the Account Bank shall not be deemed to be an agent, bailee or fiduciary for any party hereto. In particular, the Account Bank need not investigate whether the Agent is entitled under the Agent's agreements with the Grantor to give an Account Direction or other direction concerning the Account or a Notice of Exclusive Control. The Account Bank may rely on notices and communications it believes given by the appropriate party.

         (d) It is hereby acknowledged and agreed that the Account Bank has no knowledge of (and is not required to know) the terms and provisions of the separate agreements referred to in paragraphs (1) and (2) above or any other related documentation or whether any actions by the Agent (including, without limitation, the sending of a Notice of Exclusive Control), Grantor or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith. The Account Bank shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Control Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and the Account Bank shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond the Account Bank's reasonable control.

         SECTION 7. Indemnity. The Grantor will indemnify, defend, and save harmless the Account Bank, its officers, directors, employees and agents against claims, liabilities and expenses (collectively "Covered Items") arising out of this Control Agreement (including, without limitation, reasonable attorney's fees and disbursements) or the Account, except to the extent the claims, liabilities or expenses are caused by the Account Bank's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment. The Agent hereby agrees to indemnify and save harmless the Account Bank against any Covered Items incurred (i) on or after the Effective Time in connection with this Control Agreement or the Account (except to the extent due to the Account Bank's willful misconduct or gross negligence),
(ii) at the Agent's direction or instruction (including without limitation the Account Bank's honoring of a Notice of Exclusive Control), or (iii) due to any claim by the Agent of an interest in the Account or the funds on deposit therein.

         SECTION 8. Termination; Survival.

         (a) The Agent may terminate this Control Agreement by notice to the Account Bank and the Grantor. If the Agent notifies the Account Bank that the Agent's Security Interest has terminated, this Control Agreement will immediately terminate.

         (b) The Account Bank may terminate this Control Agreement on 60 days' prior written notice to the Agent and the Grantor. The Account Bank and the Grantor will cooperate to make arrangements to transfer all property (including, without limitation, all funds and financial assets) credited to the Account and not subject to the Account Bank's control under Section 4 of this Control Agreement, to another account bank that shall have executed, together with the Grantor, a control agreement in favor of the Agent in respect of such property in substantially the form of this Control Agreement or otherwise in form and substance satisfactory to the Agent. In addition, in the event of a material breach by the Grantor or the Agent of any of the terms of this Control Agreement or the Account Documentation, the Account Bank may terminate this Control Agreement upon sending of at least ten (10) business days' advance written notice to the other parties hereto. Any other termination or any amendment or waiver of this Control Agreement shall be effected solely by an instrument in writing executed by all the parties hereto.

         (c) Sections 6 and 7 will survive termination of this Control
Agreement.

         SECTION 9. Governing Law. This Control Agreement and the Account will be governed by the law of the State of New York. The Account Bank and the Grantor may not change the law governing the Account or the law of the Account Bank's jurisdiction for purposes of the New York UCC without the Agent's express prior written agreement.

         SECTION 10. Captions. The captions and section headings appearing in this Control Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Control Agreement.

         SECTION 11. Severability. Any provision of this Control Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Control Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 12. Entire Agreement. This Control Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

         SECTION 13. Amendments. No amendment of, or waiver of a right under, this Control Agreement will be binding unless it is in writing and signed by all parties hereto.

         SECTION 14. Notices. All notices or other communications to a party under this Control Agreement will be in writing (except that Account Directions may be given orally and may be relied upon by Account Bank without further authentication) and sent to the party's address or fax number set forth under its name below or to such other address or fax number of which such party has notified the other parties in writing and will be effective as stated herein.

         SECTION 15. Binding Effect. This Control Agreement shall become effective when it shall have been executed by the Grantor, the Agent and the Account Bank, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Agent and the Account Bank and their respective successors and assigns.

         SECTION 16. Execution in Counterparts. This Control Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Control Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Control Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Control Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    GRANTOR:

                                         [GRANTOR]

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________



                                         Address:

                                         [GRANTOR'S ADDRESS]
                                         Attn:
                                         Telecopier No.:
                                         Telephone No.:

                                         with a copy to:

                                         []
                                         Attn:
                                         Telecopier No.:
                                         Telephone No.:


                 [SIGNATURE PAGE TO ACCOUNT CONTROL AGREEMENT]

                                       AGENT:

                                       CREDIT LYONNAIS NEW YORK BRANCH, as Agent

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       Address:

                                       1301 Avenue of the Americas
                                       New York , New York 10019

                                       Attention:
                                       Telecopier No.:
                                       Telephone No.:

                                       with a copy to:

                                       []
                                       Attention:
                                       Telecopier No.:
                                       Telephone No.:

                                       ACCOUNT BANK:

                                       [ACCOUNT BANK]


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       Address for Notices:

                                       [ACCOUNT BANK'S ADDRESS]
                                       Attention:
                                       Telephone:
                                       Facsimile:

                                       with a copy to:

                                       []
                                       Attention:
                                       Telephone:
                                       Facsimile:

                      ANNEX A TO ACCOUNT CONTROL AGREEMENT

                      [to be placed on Agent's letterhead]

                           NOTICE OF EXCLUSIVE CONTROL

                              ______________, _____



         [ACCOUNT BANK]
         [ACCOUNT BANK'S ADDRESS]
         Attention:  [Customer Service Officer]

         RE: Account Control Agreement dated as of June 14, 2002 (the "Control Agreement") by and among [GRANTOR], Credit Lyonnais New York Branch, as Agent, and [ACCOUNT BANK].

         Ladies and Gentlemen:

         This constitutes a Notice of Exclusive Control as referred to in
         Section 3 of the above-referenced Control Agreement, a copy of which is attached hereto. A list containing the names, addresses and telephone numbers of all Persons authorized to act on behalf of the Agent and to issue fund disposition instructions is also attached.


                                               CREDIT LYONNAIS NEW YORK BRANCH,
                                               as Agent


                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________

                                    EXHIBIT I

                         FORM OF MASTER PLEDGE AGREEMENT



         This MASTER PLEDGE AGREEMENT (this "Agreement"), dated as of June 14, 2002, is made and entered into by WILLBROS GROUP, INC., a Republic of Panama corporation (the "Company"), and each of the Subsidiaries which is a signatory hereto or which subsequently becomes a party hereto in accordance with the terms hereof (together, with the Company, the "Pledgors"), in favor of CREDIT LYONNAIS NEW YORK BRANCH, acting hereinunder in its capacity as agent (in such capacity, the "Agent") under the Credit Agreement (defined below).

                             PRELIMINARY STATEMENTS

         1. The Company and certain Designated Subsidiaries from time to time (the Company and such Designated Subsidiaries collectively, the "Obligors"); the financial institutions from time to time (the "Banks"); Credit Lyonnais New York Branch, as a Bank, as Issuing Bank, as administrative agent for the Banks (in such capacity the "Agent"), and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; and Canadian Imperial Bank of Commerce, as Syndication Agent, are parties to the Credit Agreement dated as of June 14, 2002 (such Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. "New York UCC" means, at any time, the Uniform Commercial Code in effect in the State of New York at that time.

         2. Pursuant to the Credit Agreement, the Banks have agreed to make available to each Obligor, as a Borrower, a revolving credit facility for loans and letters of credit, and each Obligor has guaranteed the obligations of each Borrower pursuant to Section XI of the Credit Agreement.

         3. Each Pledgor is either an Obligor or the direct or indirect parent of an Obligor, and will derive substantial benefit from each extension of credit by the Banks under the Credit Agreement.

                                   AGREEMENTS

         In consideration of the premises and in order to induce the Banks to enter into the Credit Agreement and make the Loans and issue or participate in the Letters of Credit, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged and confessed by the parties, each Pledgor agrees with the Agent, for the benefit of the Secured Parties as follows:

         1. Pledge. To secure the Secured Obligations (as defined in Section 2 below), each Pledgor hereby TRANSFERS, GRANTS, BARGAINS, SELLS, CONVEYS, HYPOTHECATES, SETS OVER, DELIVERS AND PLEDGES to the Agent for the benefit of the Secured Parties, and GRANTS to the Agent, for the benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest of every kind and character now owned or hereafter acquired, created or arising in and to the following (the "Pledged Collateral"):

                  (a) the Pledged Shares (as defined below);

                  (b) all shares of capital stock, general and limited partnership interests, limited liability company interests, trust interests, joint venture interests, ownership rights arising under the law of any jurisdiction, and any evidence of the foregoing, together with any property and rights derivative thereof, acquired, received or owned by any Pledgor, which, on or after the date of this Agreement, is or becomes, as a result of any occurrence, a Material Subsidiary of the Company;

                  (c) all certificates and similar evidence of ownership representing the Pledged Shares;

                  (d) all cash dividends, stock dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or the shares or interests acquired, received or owned under Section 1(b) hereof; and

                  (e) all additions to and substitutions for any of the foregoing and all products and proceeds of any of the Pledged Collateral, together with all renewals and replacements of any of the Pledged Collateral, all accounts, accounts receivable, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the Pledged Collateral.

         "Pledged Shares" means, with respect to each Pledgor, all shares described in Schedule I held by such Pledgor, as amended from time to time, together with all rights, contingent or otherwise, of such Pledgor to acquire shares in the entities or organizations represented by the shares described in
Schedule I, as amended from time to time, and all rights to receive cash dividends, stock dividends, distributions upon redemption or liquidation, distributions as a result of split-ups, recapitalizations or rearrangements, stock rights, rights to subscribe, voting rights, rights to receive securities, options, warrants, calls, commitments, securities accounts, security entitlements, and all new securities and other property which such Pledgor now owns or may hereafter become entitled to receive on account of the foregoing or with respect to any such company;

         TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and assigns, on behalf of the Secured Parties, forever; subject, however, to the terms, covenants and conditions set forth in this Agreement.

         2. Security for Obligations. The security interests and other rights granted pursuant to Section 1 secure, and the Pledged Collateral is security for, the prompt performance and payment in full in cash when due, whether at stated maturity, by acceleration or otherwise of the Secured Obligations. The Secured Obligations include, among other things, (i) Loans that may be advanced by the Banks to such Pledgor, repaid and subsequently readvanced by the

Banks, (ii) obligations in respect of Letters of Credit issued for the account of such Pledgor from time to time, and (iii) the guarantee obligations of such Pledgor under Article XI of the Credit Agreement. Notwithstanding that the balance of the Secured Obligations may at certain times be zero and that no Letters of Credit may at certain times be outstanding, the Liens granted hereunder to the Agent shall remain in full force and effect at all times and with the same priority until the payment in full in cash of the Secured Obligations, the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit.

         3. Delivery of Pledged Collateral. The Pledged Collateral and all certificates, instruments and property representing or evidencing the Pledged Collateral shall, within two Business Days of the later of the date of this Agreement or a Pledgor's actual or constructive receipt thereof, be delivered to and held by or on behalf of the Agent pursuant to this Agreement and shall be in suitable form for transfer of ownership and possession by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in its name or any of its nominees, any or all of the Pledged Collateral, subject only to the revocable rights of such Pledgor specified in
Section 6(a) hereof. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         4. Representations, Warranties and Covenants. Each Pledgor represents, warrants and covenants, to the Agent and the other Secured Parties, insofar as the same relate to such Pledgor's assets, actions, statements and business, as follows:

                  (a) Such Pledgor (i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation; (ii) is duly qualified and in good standing in every jurisdiction in which the nature of its business makes such qualification necessary and where the failure to so qualify has a reasonable likelihood of having a Material Adverse Effect; (iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its certificate or articles of incorporation, by-laws and similar organizational documents; (v) is not in default under any material agreement such that there is a reasonable likelihood of such default having a Material Adverse Effect; (vi) is in compliance (except to the extent any noncompliance has no reasonable likelihood of having a Material Adverse Effect) with all Legal Requirements; and (vii) together with the other Pledgors and Borrowers, forms part of a group of companies that are closely related legally and economically, each deriving benefits from the other, and the execution, delivery and performance of this Agreement is conducive to the business interests of such Pledgor and its pursuit of profits and continuity.

                  (b) Each Person listed on Schedule I hereto: (i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) is duly qualified to do business and in good standing in every jurisdiction in which the nature of the business it conducts makes such qualification necessary or desirable; (iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its certificate or articles of incorporation, by-laws and similar organizational documents; and (v) to such Pledgor's best knowledge, is in compliance (except to the extent any noncompliance has no reasonable likelihood of having a Material Adverse Effect) with all Legal Requirements.

                  (c) The execution, delivery, and performance by such Pledgor of this Agreement (i) are within such Pledgor's corporate power; (ii) have been duly authorized by all necessary corporate action; (iii) do not contravene such Pledgor's certificate or articles of incorporation or by-laws or other organizational documents; (iv) do not result in or require the creation of any Lien upon or with respect to any of its properties except for the Lien created by this Agreement; and (v) do not conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any agreement, instrument, franchise, license or concession to which such Pledgor is a party or by which such Pledgor or any of its property is bound.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by any Pledgor of this Agreement or for the validity or enforceability thereof.

                  (e) This Agreement is a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws relating to creditors' rights generally, as such laws would apply in the event of bankruptcy insolvency or other similar occurrence with respect to such Pledgor.

                  (f) There is no pending or, to the best knowledge of any Pledgor, threatened action or proceeding affecting any Pledgor before or by any Governmental Authority which has any reasonable likelihood of having a Material Adverse Effect.

                  (g) Such Pledgor is not (i) a party to any contractual obligation the performance of which either unconditionally or upon the happening of an event, will result in the creation of a Lien on such Pledgor's property or assets (other than in favor of the Secured Parties); or (ii) subject to any charter or corporate restriction which has a reasonable likelihood of having a Material Adverse Effect.

                  (h) The representations and warranties made or deemed to be made by such Pledgor in Article VI of the Credit Agreement are true and correct, and all statements made to the Secured Parties by or on behalf of such Pledgor or any Obligor which is a Subsidiary of such Pledgor before, concurrently with or after the execution of this Agreement with respect to the Pledged Collateral are and will be true, correct, complete, valid and genuine in all material respects. No statement contained in any certificate, schedule, list, financial statement or other papers furnished to any Secured Party by or on behalf of such Pledgor or any such Obligor contains (or will contain) any untrue statement of material fact or omits (or will omit) to state a material fact necessary to make the statements contained herein or therein not misleading.

                  (i) Except as otherwise indicated on Schedule I, the shares described on Schedule I include all of the authorized, issued and outstanding shares of capital stock of each of the companies listed thereon and the rights to acquire shares in such companies. Such Pledgor is the sole legal and equitable owner and holder of the Pledged Shares indicated on Schedule I, which are free and clear of all Liens, or rights or interests of any other Person, of every kind and nature except for the Lien created by this Agreement. The shares of stock described in the first sentence of this paragraph are duly authorized, validly issued, fully paid, non-assessable, and free from any restriction on transfer, and none of such shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer maybe subject. There are no options, warrants, financing statements, calls or commitments of any character relating to the Pledged Shares, nor are there any rights of first refusal, voting trusts, voting agreements or similar agreements relating to the Pledged Shares. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Collateral and the proceeds thereof. Appropriate financing statements will be filed in favor of the Agent in the offices described on Schedule II hereto.

                  (j) When additional Pledged Collateral is delivered to the Agent in accordance with Section 3, such Pledgor will be the legal and equitable owner of such Pledged Collateral free and clear of all Liens, or rights or interests of any other Person, of every kind and nature including any state or federal tax liens, except for the Lien created by this Agreement; each share of stock comprising such Pledged Collateral will have been duly authorized and validly issued and will be fully paid and non-assessable and free from any restriction on transfer; and such Pledgor will have legal title to such Pledged Collateral and power to pledge, assign and deliver such Pledged Collateral in the manner contemplated by this Agreement.

                  (k) Such Pledgor will (i) cause each issuer of shares of stock comprising Pledged Collateral not to issue any stock or other securities in addition to or in substitution for the shares of stock comprising Pledged Collateral issued by such issuer, except to such Pledgor or another Pledgor and subject to this Agreement, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Collateral, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other equity interest covered by Section 1(b) hereof.

                  (l) Without the prior written consent of the Agent having been first obtained, such Pledgor agrees that it (i) shall not sell, assign, transfer, pledge, mortgage, hypothecate, dispose of or encumber, or grant any option or warrant or Lien or right with respect to, or permit any Liens to arise with respect to, the Pledged Collateral, any of its rights in or to the Pledged Collateral and any portion thereof, except for the pledge thereof provided for in this Agreement, and (ii) shall not permit any issuer of shares of stock comprising Pledged Collateral to terminate its corporate existence, to be a party to any merger or consolidation, or to sell, lease or dispose of all or substantially all of its assets and properties in a single transaction or series of related transactions, except as permitted by the Credit Agreement.

                  (m) Such Pledgor has and will defend the title to the Pledged Collateral held by it and the Liens created by this Agreement against all claims and demands of any Person at any time claiming the Pledged Collateral or any interest therein and will maintain and preserve such Liens until the termination of this Agreement.

         5. Further Assurances.

                  (a) Each Pledgor agrees that, at any time and from time to time, at the expense of such Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to create, maintain, perfect and protect any Security interest, pledge, or hypothecation granted or purported to be granted by this Agreement, to enable the Agent to exercise and enforce its rights and remedies under this Agreement with respect to any Pledged Collateral, and to assure the transferability by the Agent and its successors of the Pledged Collateral. Each Pledgor agrees that it shall notify the Agent in writing, at least two (2) weeks in advance of the date that it changes the location of any office or place of business in the United States, establishes any office or place of business in the United States, or establishes its chief executive office in any other part of the world.

                  (b) Each Pledgor shall, with respect to any investment property constituting Collateral (i) cause the Agent to have sole "control", as defined in the UCC, of such investment property, together with all proceeds thereof, and (ii) at the Agent's request from time to time, each Pledgor shall instruct (and hereby instructs) any third party holding such Pledged Collateral to obey only the instructions and entitlement orders of the Agent with respect to such Pledged Collateral and any proceeds thereof. Except as the Agent may otherwise permit in writing, no Pledgor shall have any right to cause the withdrawal, application or transfer of any financial assets or security entitlements with respect to the Pledged Collateral, and no Pledgor shall give any instructions or entitlement orders with respect to them.

                  (c) Without limiting the generality of the foregoing provisions, each Pledgor agrees that it will, upon obtaining any additional shares of any issuer of the Pledged Collateral, shares or other equity interests in entities described in Section 1(b) or any other securities constituting Pledged Collateral, promptly (and in any event within five (5) Business Days) deliver to the Agent (i) such shares, equity interests or other securities, (ii) a duly executed but blank stock power in the form of Schedule III for each certificate representing such additional Pledged Collateral, and (iii) a duly executed Pledge Agreement Supplement in substantially the form of Schedule IV (a "Pledge Agreement Supplement") or as may otherwise be reasonably required by the Agent identifying the additional shares which are pledged pursuant to Section 1(b) hereof. Each Pledgor authorizes the Agent to attach each Pledge Agreement Supplement to this Agreement and agrees that all shares, equity interests or other securities listed on any Pledge Agreement Supplement delivered to the Agent shall for all purposes constitute Pledged Collateral.

                  (d) Each Pledgor will cause to be paid before delinquency all taxes, charges, liens and assessments at any time levied or assessed against the Pledged Collateral held by it, or any part thereof, or against any Secured Party for or on account of the Pledged Collateral or the interest created by this Agreement, and will furnish the Agent with receipts showing payment of such taxes and assessments at least five (5) days before the applicable default date therefor.

                  (e) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced by this Agreement shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, each Pledgor agrees that it will take all necessary and proper steps for the defense of such legal proceedings. The Agent is authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced by this Agreement, and the Secured Obligations include all expenses so incurred of every kind and character.

                  (f) Regarding any proceedings relating to the Pledged Collateral, or any portion thereof, the Agent may participate therein, and each Pledgor agrees that it shall from time to time deliver to the Agent all instruments reasonably requested by it to permit such participation. Each Pledgor agrees that it shall, at its expense, diligently prosecute any such proceedings and shall consult with the Agent, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.

         6.       Voting Rights; Dividends; Etc.

                  (a) So long as no Default shall have occurred and be continuing (and, in the case of clause (i) below, so long as written notice has not been given by the Agent to the Company):

                  (i) A Pledgor shall be entitled to exercise any and all voting and/or other consensual rights pertaining to its respective Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement or the Credit Agreement; provided, however, that such Pledgor shall not exercise or refrain from exercising any such right with the primary intent of causing a Material Adverse Effect.

                  (ii) A Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral, other than any and all

                           (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                           (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a return of capital, capital surplus or paid-in-surplus, and

                           (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral,

         all of which shall be, and all of which shall be forthwith delivered to the Agent to hold as Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to a Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends which it is authorized to receive and retain pursuant to clause (ii) above.

         Regardless of a Pledgor's right described above to receive and retain certain rights and property, such rights and property nonetheless secure the repayment of the Secured Obligations and are a part of the Pledged Collateral.

         (b) Upon the occurrence and during the continuation of a Default and notice thereof to the Company:

                  (i) All rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and the obligations of the Agent under Section 6(a)(iii) shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

                  (ii) All rights of a Pledgor to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends; and

                  (iii) All dividends which are received by a Pledgor contrary to the provisions of clause (ii) of this Section 6(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         (c) In order to permit the Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i), and to receive all dividends and distributions which it may be entitled to receive under Section 6(b)(ii), each Pledgor agrees that it shall, if necessary, upon written notice from the Agent, from time to time execute and deliver to the Agent appropriate dividend payment orders and other instruments as the Agent may reasonably request. To this end, each Pledgor hereby irrevocably constitutes and appoints the Agent the proxy and attorney-in-fact of each Pledgor, with full power of substitution, to vote, and to act with respect to, any and all Pledged Collateral that is securities standing in the name of such Pledgor or with respect to which such Pledgor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Event of Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until payment in full in cash of the Secured Obligations, the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit.

         7. Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Agent such Pledgor's true and lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion, subject to Section 6, to take any action and to execute any document or instrument which the Agent may reasonably deem necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Agent's liability, if any, otherwise arising under applicable law shall be limited to amounts actually received as a result of the exercise of the powers granted to it herein. No Agent or Bank, and no officer, director, employee or agent of the Agent or any Bank, shall be responsible to any Pledgor for any act or failure to act hereunder, except that any such Person shall be responsible for its own gross negligence or willful misconduct.

         8. Agent May Perform. The Agent is authorized to perform, or cause performance of, any agreement contained herein in the event that a Pledgor fails to timely perform the same, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by such Pledgor or by the Company. The Agent is further authorized in its discretion to take any other action, either on its own behalf or on behalf of a Pledgor (and as regards actions taken on behalf of a Pledgor, this authorization is irrevocable and is an agency coupled with an interest), as the Agent may elect, which the Agent may deem necessary or appropriate to protect and preserve the rights, titles and interests of the Agent hereunder. The powers conferred on the Agent pursuant to this Agreement are conferred solely to protect the Secured Parties' interest in the Pledged Collateral and shall not impose any duty or obligation on any Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Agreement constitute a retention of collateral in satisfaction of indebtedness.

         9. No Responsibility for Certain Actions; Indemnity. Neither the Agent nor any other Secured Party shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps to preserve any rights against any Person with respect to any Pledged Collateral or (c) supervising, monitoring or controlling any aspect of the character or condition of any of the Pledged Collateral or any operations conducted in connection with it for the benefit of a Pledgor or any other Person. Each Pledgor agrees to indemnify, defend and hold Secured Parties, their respective shareholders, directors, officers, agents, advisors and employees (collectively "Indemnified Parties") harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expense, action, suit, cost and disbursement of any kind or nature whatsoever (including interest, penalties, attorneys' fees and amounts paid in settlement), imposed on, incurred by or asserted against the Indemnified Parties growing out of or resulting from this Agreement or any transaction or event contemplated in it (except that such indemnity shall not be paid to any Indemnified Party to the extent such loss, etc. directly results from the gross negligence or willful misconduct of any of the Indemnified Parties).

         10. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in default under the New York UCC, and, subject to applicable regulatory and legal requirements, the Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Upon consummation of any such sale, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor, for itself and for its successors, receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Pledged Collateral, to the extent permitted by law, hereby WAIVES all rights of extension, redemption, stay, valuation and appraisal, and any similar right arising under the law of any country, which such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby WAIVES any claims against the Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. At any public sale made pursuant to this Section 10, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal, and any similar right arising under the law of any country, on the part of any Pledgor (all said rights being also hereby WAIVED and released by each Pledgor), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from any Obligor and/or any Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, (i) a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof,
(ii) the Agent shall be free to carry out such sale pursuant to such agreement and (iii) no Pledgor shall be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 10 shall be deemed to conform to the commercially reasonable standards as provided in the New York UCC. Each Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with applicable law.

                  (b) The Agent shall have all the rights of a secured party after default under the New York UCC and in conjunction with, in addition to or in substitution for those rights and remedies:

                           (i) it shall not be necessary that the Pledged
                  Collateral or any part thereof be present at the location of any sale pursuant to the provisions of this Section 10;

                           (ii) to the extent the sale of Pledged Collateral is
                  insufficient to satisfy the Secured Obligations, the Borrowers shall remain liable for any deficiency;

                           (iii) the sale by the Agent of less than the whole of
                  the Pledged Collateral shall not exhaust the rights of the Agent hereunder, and the Agent is specifically empowered to make successive sale or sales hereunder until the whole of the Pledged Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Pledged Collateral shall be less than the aggregate of the Secured Obligations, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Pledged Collateral just as though no sale had been made;

                           (iv) in the event any sale hereunder is not completed
                  or is defective in the opinion of the Agent, such sale shall not exhaust the rights of the Agent hereunder and the Agent shall have the right to cause a subsequent sale or sales to be made hereunder; and

                           (v) demand of performance, advertisement and presence
                  of property at sale are hereby WAIVED and the Agent is hereby authorized to sell hereunder any financial asset it may hold as security for the Secured Obligations. All demands and presentments of any kind or nature are expressly, WAIVED by each Pledgor. Each Pledgor hereby WAIVES the right to require the Agent to pursue any other remedy for the benefit of such Pledgor and agrees that Secured Party may proceed against any Person for the amount of the Obligations owed to the Agent without taking any action against any other Person and without selling or otherwise proceeding against or applying any of the Pledged Collateral in the Agent's possession.

                  (c) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and agrees that such circumstances shall not be a factor in determining whether such sale has been made in a commercially reasonable manner. The Agent shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit any Pledgor to register such securities for public sale under the Securities Act of 1933, or under applicable state securities laws, even if a Pledgor would agree to do so.

                  (d) If the Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall, and shall cause each of its direct Subsidiaries to, from time to time, furnish to the Agent all such information as the Agent may reasonably request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Agent as exempt transactions under the Securities Act of 1933 and rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                  (e) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by the Agent (unless otherwise required by law):

                  First, to the payment of the costs and expenses of retaking, holding, preparing for sale, or selling the Pledged Collateral or any portion thereof, including all expenses (including, without limitation, any legal fees and disbursements and the allocated cost of in-house counsel), liabilities and advances made or incurred by the Agent in connection therewith;

                  Next, to the Agent and the other Secured Parties in partial payment of the Secured Obligations; and

                  Finally, after payment in full in cash of all Secured Obligations, termination of the Commitments and expiration or termination of all outstanding Letters of Credit, to the payment to applicable Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such cash and cash proceeds.

                  (f) All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Obligations, or any part thereof, or otherwise benefiting the Secured Parties, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

                  (g) The Secured Parties may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Obligations, in whole or in part, and in such portions and in such order as may seem best to such Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

         11. Expenses. Each Pledgor agrees that it will upon demand pay to the Agent the amount of any and all reasonable costs, disbursements and expenses of every character, including without limitation the reasonable fees and expenses of its counsel (including the reasonable allocated cost of inhouse counsel), subject to the limitations expressed in Section 13.5 of the Credit Agreement, and of any experts, incurred or expended by the Agent from time to time in connection with: (a) the preparation, negotiation, documentation, closing, renewal, revision, modification, renegotiation or review of this Agreement; (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Agent or any other Secured Party hereunder, or (d) the failure by a Pledgor to perform or observe any of the provisions hereof.

         12. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by a Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and, in the case of amendment, by the Company and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent therein specified. The Agent may waive any default without waiving any other prior or subsequent default, and the Agent may remedy any default, without waiving the default remedied. The failure by the Agent to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by the Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No notice to nor demand on a Pledgor in any case shall of itself entitle a Pledgor to any other or further notice or demand in similar or other circumstances. Acceptance by the Agent of any payment in an amount less than the amount then due on the Secured Obligations shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder. No waiver, release, consent by Agent pursuant to this Agreement shall affect or impair the rights of a Secured Party against any third party, except to the extent specifically agreed to by the Secured Party in such writing.

         13. Address for Notices. Except as otherwise provided herein, all notices, requests and other communications provided for hereunder shall be in writing and given as provided in the Credit Agreement, and any notice to a Pledgor or may be delivered to the Company.

         14. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full in cash (after the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit) of the Secured Obligations; (b) continue to be effective if at any time payment and performance of the Secured Obligations is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored by the Agent or any other Secured Party; (c) be binding upon each Pledgor, its successors and assigns, and any trustee, receiver, or conservator of a Pledgor, and any successors in interest of a Pledgor in and to all or any part of the Pledged Collateral; and (d) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the other Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (d), the Agent and/or any Bank may assign or otherwise transfer its rights and obligations under the Credit Agreement to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, all as provided in, and to the extent set forth in, the Credit Agreement. Upon the payment in full in cash (after the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit) of the Secured Obligations, the Company shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         15. Security Interest Absolute. All rights and security interests of the Secured Parties hereunder, and all obligations of a Pledgor hereunder, shall be absolute and unconditional irrespective of

                  (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations (including, without limitation, the possible extension of the Commitment Termination Date and increase of the amount of the Commitments all on the terms and conditions set forth in the Credit Agreement), or any other amendment, renewal or waiver of or any consent to any departure from the Credit Agreement or any other Credit Document;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

                  (d) any indulgence, moratorium or release granted by any Secured Party, including but not limited to (i) any renewal, extension or modification which a Secured Party may grant with respect to the Obligations,
(ii) any surrender, compromise, release, renewal, extension, exchange or substitution which a Secured Party may grant in respect of any item securing the Obligations, or any part thereof or any interest therein, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Obligations; or

                  (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Pledgor or a third party pledgor.

         16. Reserved.

         17. Right of Set-off.

                  (a) Upon the occurrence and during the continuation of any Event of Default under the Credit Agreement, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of a Pledgor against any and all of the Secured Obligations, irrespective of whether or not such Bank shall have made any demand under this Agreement and although such Secured Obligations may be contingent and unmatured. Each Bank which sets-off pursuant to this
Section 17(a) shall give prompt notice to the Company following the occurrence thereof; provided that the failure to give such notice shall not affect the validity of the set-off.

                  (b) Any payment obtained by any Bank pursuant to Section 17(a) (or in any other manner directly from a Pledgor) shall be remitted to the Agent and distributed among the Secured Parties in accordance with the provisions of
Section 10(e).

         18. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid. Each waiver in this Agreement is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against the Secured Parties for having bargained for and obtained it.

         19. Waiver of Jury Trial. EACH PLEDGOR HEREBY WAIVES AND AGREES TO WAIVE ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED IN ANY WAY TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT.

         20. Governing Law; Jurisdiction.

                  (a) THIS AGREEMENT AND EACH ISSUE ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING ITS CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PROVIDED IN
SECTION 13.14(b) OF THE CREDIT AGREEMENT AND TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY OTHERWISE APPLY. THE PARTIES AGREE THAT THIS CHOICE OF NEW YORK LAW HAS BEEN MADE PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms defined in Articles 8 and 9 of the New York UCC are used herein as therein defined.

                  (b) Except as otherwise provided in Section 20(d), any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York located in the Borough of Manhattan or of the United States of America for the Southern District of New York, and by execution and delivery of this Agreement, each Pledgor hereby consents, for itself and in respect of its property, to the jurisdiction of the aforesaid courts. Each Pledgor hereby irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement, any other Credit Document, or any document related to this Agreement or any other Credit Document. Each Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (c) Each Pledgor has irrevocably appointed CT Corporation System, with an office at 111 Eighth Ave., New York, New York, 10011 (the "Process Agent"), as its agent to receive on behalf of such Pledgor and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding arising out of or relating to this Agreement. Such service may be made by mailing or delivering a copy of such process to a Pledgor in care of the Process Agent at the Process Agent's above address, and each Pledgor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each Pledgor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Pledgor at the address for the Company specified in the Credit Agreement. Process may be served in English, and each Pledgor irrevocably waives any right accruing to it under the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents, the Hague Convention on the Taking of Evidence Abroad in Civil or Commercial Matters, or any other applicable law (including without limitation Panamanian law), and any similar treaty regarding the service of process or the collection of evidence. Any process and documents to be sent to the other party containing languages other than English shall be sent with English translations certified by the sender, and the sending party shall bear the translation costs.

                  (d) Nothing in this Section 20 shall affect the right of the Agent or any other Secured Party to serve legal process in any other manner permitted by law or affect the right of the Agent or any other Secured Party to bring any action or proceeding against a Pledgor in the courts of any other jurisdictions.

                  (e) To the extent a Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Pledgor hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

                  (f) THIS AGREEMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO SUCH SUBJECT MATTER.

         21. Counterpart. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes; but such counterparts shall be deemed to constitute but one and the same instrument.

         22. Waiver of Subrogation. Each Pledgor expressly WAIVES any and all rights of subrogation, reimbursement and contribution (contractual, statutory or otherwise) against the Secured Parties, individually and collectively, including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, arising from the existence or performance of this Agreement and each Pledgor irrevocably WAIVES any right to enforce any remedy which the Secured Parties, or any one or more of them, now have or may hereafter have against Borrowers and WAIVES any benefit of, and any right to participate in, any security now or hereafter held by the Secured Parties, or any one or more of them, until the Secured Obligations have been paid and performed in full (after the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit).

         23. Subordination. Each Pledgor hereby expressly covenants and agrees for the benefit of the Secured Parties that all obligations and liabilities of the other Borrowers to such Pledgor of whatsoever description (including, without limitation, all intercompany receivables of such Pledgor from each of the other Borrowers) shall be subordinated and junior in right of payment to the Secured Obligations. Following the occurrence of an Event of Default, all indebtedness of the other Borrowers to such Pledgor shall, if the Agent shall so request, be collected and received by such Pledgor as trustee for the Secured Parties and paid over to the Secured Parties, or any one or more of them, as the case may be, on account of the Secured Obligations, but without reducing or affecting in any manner the obligations of such Pledgor under this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Pledgors caused this Agreement to be duly executed and delivered by their respective officers or representatives thereunto duly authorized as of the date first above written.

                                            WILLBROS GROUP, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS INTERNATIONAL, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS WEST AFRICA, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            INVERSIONES CAMSA, C.A.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS ENGINEERS, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                   [SIGNATURE PAGE TO MASTER PLEDGE AGREEMENT]

                                            WILLBROS U.S.A., INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS ANDINA PIPELINE
                                            INVESTMENTS, L.L.C.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS MIDDLE EAST, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


         Agreed to:

         CREDIT LYONNAIS NEW YORK
BRANCH, as Agent

By:________________________________
Name:______________________________
     Title:________________________


By:________________________________
Name:______________________________
     Title:________________________


                   [SIGNATURE PAGE TO MASTER PLEDGE AGREEMENT]

         By signing below, each of the following Obligors (the equity interests or shares of which constitute Pledged Shares hereunder) confirms that an executed copy of this Agreement has been submitted to it and acknowledges the above pledge of the Pledged Collateral.


                                            WILLBROS INTERNATIONAL, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS WEST AFRICA, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS (NIGERIA) LIMITED

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS (OFFSHORE) NIGERIA LIMITED

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                   [SIGNATURE PAGE TO MASTER PLEDGE AGREEMENT]

                                         ROGERS & PHILLIPS, INC.

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         CONSTRUCTORA CAMSA, C.A.

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         WILLBROS OPERATING SERVICES, INC.

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         WILLBROS MARINE ASSETS, INC.

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         INTERNATIONAL PIPELINE EQUIPMENT, INC.

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                   [SIGNATURE PAGE TO MASTER PLEDGE AGREEMENT]

                                            WILLBROS CONSTRUCTORS, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS MIDDLE EAST, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            ESCA EQUIPMENT SERVICE C.A.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS ENERGY SERVICES COMPANY

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS ENGINEERS, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            WILLBROS TRANSANDINA S.A.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                   [SIGNATURE PAGE TO MASTER PLEDGE AGREEMENT]

                                    EXHIBIT J

                       FORM OF MUSKETEER PLEDGE AGREEMENT

                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT (this "Agreement"), dated as of June 14, 2002, is made and entered into by MUSKETEER OIL B.V., a Netherlands limited liability company (the "Company"), in favor of CREDIT LYONNAIS NEW YORK BRANCH, as agent (in such capacity, the "Agent") under the Credit Agreement described below.

1.       PRELIMINARY STATEMENTS.

         1. Willbros Group, Inc., a Republic of Panama corporation ("WGI") and the Designated Subsidiaries from time to time (collectively, the "Obligors"); certain financial institutions from time to time (the "Banks"); Credit Lyonnais New York Branch, as a Bank, as Issuing Bank, as administrative agent for the Banks (in such capacity, the "Agent"), and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; and Canadian Imperial Bank of Commerce, as Syndication Agent, are parties to the Credit Agreement dated as of June 14, 2002 (such Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. "New York UCC" means, at any time, the Uniform Commercial Code in effect in the State of New York at that time.

         2. Pursuant to the Credit Agreement, the Banks have agreed to make available to each Obligor, as a Borrower, a revolving credit facility for loans and letters of credit, and each Obligor has guaranteed the obligations of each Borrower pursuant to Section XI of the Credit Agreement.

         3. The Company is an indirect Subsidiary of WGI and an affiliate of all of the Obligors, and the Company will derive substantial benefit from each extension of credit to the Obligors by the Banks under the Credit Agreement.

         4. The obligation of the Banks to make the Loans and to issue or participate in the Letters of Credit is conditioned upon, among other things, the execution and delivery by the Company of this Agreement.

2.       AGREEMENTS.

         In consideration of the premises and in order to induce the Banks to enter into the Credit Agreement and make the Loans and issue or participate in the Letters of Credit, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged and confessed by the parties, the Company agrees with the Agent, for the benefit of the Agent and the Banks (the Agent and the Banks collectively, the "Secured Parties"), as follows:

         1. Pledge. In order to secure the prompt and unconditional payment of the obligations referred to in Section 2 and the performance of the obligations, covenants, agreements and undertakings described in this Agreement, the Company hereby TRANSFERS, GRANTS, BARGAINS, SELLS, CONVEYS, HYPOTHECATES, SETS OVER, DELIVERS AND PLEDGES to the Agent, on behalf of the Secured Parties, and GRANTS to the Agent, on behalf of the Secured Parties, a security interest in, all of the Company's remedies, powers, privileges, rights, titles and interests of every kind and character now owned or hereafter acquired, created or arising in and to the following (the "Pledged Collateral"):

                  (a)      the Pledged Shares (as defined below);

                  (b) all shares of capital stock, general and limited partnership interests, trust interests, joint venture interests, ownership rights arising under the law of any jurisdiction, and any evidence of the foregoing, together with any property and rights derivative thereof, acquired, received or owned by the Company of any Person which, on or after the date of this Agreement, is or becomes, as a result of any occurrence, a direct Subsidiary of the Company;

                  (c) all certificates and similar evidence of ownership representing the Pledged Shares;

                  (d) all cash dividends, stock dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or the shares or interests acquired, received or owned under Section 1(b); and

                  (e) all additions to and substitutions for any of the foregoing and all products and proceeds of any of the Pledged Collateral, together with all renewals and replacements of any of the Pledged Collateral, all accounts, accounts receivable, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the Pledged Collateral.

         "Pledged Shares" means all shares described in Schedule I, as amended from time to time, together with all rights, contingent or otherwise, of the Company to acquire shares in the entities or organizations represented by the shares described in Schedule I, as amended from time to time, or in any Borrower, all rights to receive cash dividends, stock dividends, distributions upon redemption or liquidation, distributions as a result of split-ups, recapitalizations or rearrangements, stock rights, rights to subscribe, voting rights, rights to receive securities, options, warrants, calls, commitments, securities accounts, security entitlements, and all new securities and other property which the Company now owns or may hereafter become entitled to receive on account of the foregoing or with respect to any such company;

         TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and assigns, on behalf of the Secured Parties, forever; subject, however, to the terms, covenants and conditions set forth in this Agreement.

         2. Security for Obligations. The security interests and other rights granted pursuant to Section 1 secure, and the Pledged Collateral is security for, the prompt performance and payment in full in cash when due, whether at stated maturity, by acceleration or otherwise of the Secured Obligations; provided, however, that to the extent that in a legal proceeding brought within the applicable limitations period it is determined by the final, nonappealable order of a court having jurisdiction over the issue and the applicable parties that the Company received less than a reasonably equivalent value in exchange for the Company's incurrence of its obligations under this Agreement, then and only then is the Secured Obligations, for the purposes of this Agreement only, limited in amount to the Guaranteed Debt that would have applied to the Company had it been a direct party to the Credit Agreement). The Credit Agreement guarantees, among other things, the prompt performance and payment in full of the Obligations. The Secured Obligations include, among other things, revolving credit pursuant to which loans may be made, repaid and reborrowed, and letters of credit may be issued from time to time. Notwithstanding that the balance of the revolving credit may at certain times be zero and that no Letters of Credit may at certain times be outstanding, the Liens granted hereunder to the Agent shall remain in full force and effect at all times and with the same priority until the payment in full in cash of the Secured Obligations, the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit.

         3. Delivery of Pledged Collateral. The Pledged Collateral and all certificates, instruments and property representing or evidencing the Pledged Collateral shall, within two Business Days of the Company's actual or constructive receipt thereof, be delivered to and held by or on behalf of the Agent pursuant to this Agreement and shall be in suitable form for transfer of ownership and possession by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to the Company, to transfer to or to register in its name or any of its nominees, any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6(a). In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         4. Representations, Warranties and Covenants. The Company represents, warrants and covenants to the Agent and the other Secured Parties as follows:

                  (a) The Company (i) is a private limited liability company (besloten vennootschap) duly organized, validly existing and in good standing under the laws of The Netherlands; (ii) is not duly qualified as a foreign corporation under the laws of any jurisdiction, and there is no jurisdiction in which qualification or licensing is required by the nature of its business and where the absence of such qualification has a reasonable likelihood of having a Material Adverse Effect; (iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its articles of association and similar organizational documents; (v) is not in default under any material agreement such that there is a reasonable likelihood of such default having a Material Adverse Effect; (vi) is in compliance (except to the extent any noncompliance has no reasonable likelihood of having a Material Adverse Effect) with all Legal Requirements; and (vii) together with the Borrowers, forms part of a group of companies that are closely related legally and economically, each deriving benefits from the other, and the execution, delivery and performance of this Agreement is conducive to the business interests of the Company and its pursuit of profits and continuity.

                  (b)      Each Person listed on Schedule I or described in
Section 1(b): (i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) is duly qualified to do business and in good standing in every jurisdiction in which the nature of the business it conducts makes such qualification necessary or desirable; (iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its articles of association and similar organizational documents; and (v) to the Company's best knowledge, is in compliance (except to the extent any noncompliance has no reasonable likelihood of having a Material Adverse Effect) with all Legal Requirements.

                  (c) The execution, delivery, and performance by the Company of this Agreement (i) are within the Company's corporate power; (ii) have been duly authorized by all necessary corporate action; (iii) do not contravene the Company's certificate or articles of incorporation or by-laws or other organizational documents; (iv) do not result in or require the creation of any Lien upon or with respect to any of its properties; and (v) do not conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any agreement, instrument, franchise, license or concession to which the Company is a party or by which the Company or any of its property is bound.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Company of this Agreement or for the validity or enforceability thereof.

                  (e) This Agreement is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws relating to creditors' rights generally, as such laws would apply in the event of bankruptcy, insolvency or other similar occurrence with respect to the Company.

                  (f) There is no pending or, to the best knowledge of the Company, threatened action or proceeding affecting the Company before or by any Governmental Authority which has any reasonable likelihood of having a Material Adverse Effect.

                  (g) The Company is not (i) a party to any contractual obligation the performance of which either unconditionally or upon the happening of an event, will result in the creation of a Lien on the Company's property or assets (other than in favor of the Secured Parties); or (ii) subject to any charter or corporate restriction which has a reasonable likelihood of having a Material Adverse Effect.

                  (h) The representations and warranties made by the Borrowers in Article V of the Credit Agreement are true and correct, and all information supplied to the Secured Parties, and all statements made to the Secured Parties by or on behalf of any Borrower or the Company before, concurrently with or after the Company's execution of this Agreement with respect to the Pledged Collateral are and will be true, correct, complete, valid and genuine in all material respects. No statement contained in any certificate, schedule, list, financial statement or other papers furnished to any Secured Party by or on behalf of any Borrower or the Company contains

(or will contain) any untrue statement of material fact or omits (or will omit) to state a material fact necessary to make the statements contained herein or therein not misleading.

                  (i) The shares described on Schedule I include all of the authorized, issued and outstanding shares of capital stock of each of the companies listed thereon and the rights to acquire shares in such companies. The companies and other entities listed on Schedule I constitute all of the Obligors and all of the Material Subsidiaries in which the Company has a direct ownership interest. The Company is the sole legal and equitable owner and holder of the Pledged Shares, which are free and clear of all Liens, or rights or interests of any other Person, of every kind and nature except for the Lien created by this Agreement. The shares of stock described in the first sentence of this paragraph are duly authorized, validly issued, fully paid, non-assessable, and free from any restriction on transfer, and none of such shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. There are no options, warrants, financing statements, calls or commitments of any character relating to the Pledged Shares, nor are there any rights of first refusal, voting trusts, voting agreements or similar agreements relating to the Pledged Shares. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Collateral and the proceeds thereof. An appropriate financing statement will be filed in favor of the Agent in the Office of the Mayor of the District of Columbia, U.S.A. The Company maintains no office or place of business in the United States of America, in Canada or in any other part of the world, other than its registered office in The Netherlands.

                  (j) When additional Pledged Collateral is delivered to the Agent in accordance with Section 3, the Company will be the legal and equitable owner of such Pledged Collateral free and clear of all Liens, or rights or interests of any other Person, of every kind and nature including any state or federal tax liens, except for the Lien created by this Agreement; each share of stock comprising such Pledged Collateral will have been duly authorized and validly issued and will be fully paid and non-assessable and free from any restriction on transfer; and the Company will have legal title to such Pledged Collateral and power to pledge, assign and deliver such Pledged Collateral in the manner contemplated by this Agreement.

                  (k) The Company agrees that it will (i) cause each issuer of shares of stock comprising Pledged Collateral not to issue any stock or other securities in addition to or in substitution for the shares of stock comprising Pledged Collateral issued by such issuer, except to the Company, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Collateral, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock covered by Section 1(b).

                  (l) Without the prior written consent of the Agent having been first obtained, the Company (i) shall not sell, assign, transfer, pledge, mortgage, hypothecate, dispose of or encumber, or grant any option or warrant or Lien or right with respect to, or permit any Liens to arise with respect to, the Pledged Collateral, any of its rights in or to the Pledged Collateral and any portion thereof, except for the pledge thereof provided for in this Agreement, and (ii) shall not permit any issuer of shares of stock comprising Pledged Collateral to terminate its corporate existence, to be a party to any merger or consolidation, or to sell, lease or dispose of all or substantially all of its assets and properties in a single transaction or series of related transactions, except as permitted by the Credit Agreement.

                  (m) The Company has and will defend the title to the Pledged Collateral and the Liens created by this Agreement against all claims and demands of any Person at any time claiming the Pledged Collateral or any interest therein and will maintain and preserve such Liens until the termination of this Agreement.

         5.       Further Assurances.

                  (a) The Company agrees that, at any time and from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to create, maintain, perfect and protect any security interest, pledge, or hypothecation granted or purported to be granted by this Agreement, to enable the Agent to exercise and enforce its rights and remedies under this Agreement with respect to any Pledged Collateral, and to assure the transferability by the Agent and its successors of the Pledged Collateral. The Company shall notify the Agent in writing, at least two (2) weeks in advance of the date that it establishes any office or place of business in the United States, or establishes its chief executive office in any other part of the world, of its intent to establish such office.

                  (b) Where all or any part of any jurisdiction's enactment of the 1994 revisions to Article 8 of the Uniform Commercial Code applies with respect to a portion of the Pledged Collateral, (i) the Company shall cause the Agent to have sole "control", as defined therein, of such Pledged Collateral that comprises investment property, together with all proceeds thereof, and (ii) at the Agent's request from time to time, the Company shall instruct (and hereby instructs) any third party holding such Pledged Collateral to obey only the instructions and entitlement orders of the Agent with respect to such Pledged Collateral and any proceeds thereof. Except as the Agent may otherwise permit in writing, the Company shall have no right to cause the withdrawal, application or transfer of any financial assets or security entitlements with respect to the Pledged Collateral, and the Company shall not give any instructions or entitlement orders with respect to them.

                  (c) Without limiting the foregoing, the Company further agrees that it will, upon obtaining any additional shares of any issuer of the Pledged Collateral or shares or other equity interests in entities described in
Section 1(b) or any other securities constituting Pledged Collateral, promptly (and in any event within five (5) Business Days) deliver to the Agent (i) such shares, (ii) a duly executed but blank stock power in the form of Schedule II for each certificate representing such additional Pledged Collateral, and (iii) a duly executed Pledge Agreement Supplement in substantially the form of
Schedule III (a "Pledge Agreement Supplement") or as may otherwise be reasonably required by the Agent identifying the additional shares which are pledged pursuant to Section 1(b). The Company authorizes the Agent to attach each Pledge Agreement Supplement to this Agreement and agrees that all shares listed on any Pledge Agreement Supplement delivered to the Agent shall for all purposes constitute Pledged Collateral.

                  (d) The Company will cause to be paid before delinquency all taxes, charges, liens and assessments at any time levied or assessed against the Pledged Collateral, or any part thereof, or against any Secured Party for or on account of the Pledged Collateral or the interest created by this Agreement, and will furnish the Agent with receipts showing payment of such taxes and assessments at least five days before the applicable default date therefor.

                  (e) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced by this Agreement shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, the Company will take all necessary and proper steps for the defense of such legal proceedings. The Agent is authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced by this Agreement, and the Secured Obligations include all expenses so incurred of every kind and character.

                  (f) Regarding any proceedings relating to the Pledged Collateral, or any portion thereof, the Agent may participate therein, and the Company shall from time to time deliver to the Agent all instruments reasonably requested by it to permit such participation. The Company shall, at its expense, diligently prosecute any such proceedings and shall consult with the Agent, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.

         6.       Voting Rights; Dividends; Etc.

                  (a) So long as no Event of Default shall have occurred and be continuing (and, in the case of clause (i) below, so long as written notice has not been given by the Agent to the Company):

                           (i) The Company shall be entitled to exercise any and all voting and/or other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Company shall not exercise or refrain from exercising any such right with the primary intent of causing a Material Adverse Effect.

                           (ii) The Company shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral (other than any and all

                                    (A)      dividends paid or payable other
                           than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                                    (B)      dividends and other distributions
                           paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a return of capital, capital surplus or paid-in-surplus, and

                                    (C)      cash paid, payable or otherwise
                           distributed in redemption of, or in exchange for, any Pledged Collateral,

         all of which shall be, and all of which shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Company, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Company, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement)).

                           (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to the Company all such proxies and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends which it is authorized to receive and retain pursuant to clause (ii) above.

         Regardless of the Company's right described above to receive and retain certain rights and property, such rights and property nonetheless secure the repayment of the Secured Obligations and are a part of the Pledged Collateral.

                  (b) Upon the occurrence and during the continuation of an Event of Default:

                           (i) All rights of the Company to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and the obligations of the Agent under Section 6(a)(iii) shall cease upon receipt by the Company of written notice of an Event of Default, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

                           (ii) All rights of the Company to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease upon receipt by the Company of written notice of an Event of Default, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends; and

                           (iii) All dividends which are received by the Company contrary to the provisions of clause (ii) of this
                  Section 6(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Company and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (c) In order to permit the Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i), and to receive all dividends and distributions which it may be entitled to receive under Section 6(b)(ii), the Company shall, if necessary, upon written notice from the Agent, from time to time execute and deliver to the Agent appropriate dividend payment orders and other instruments as the Agent may reasonably request. To this end, the Company hereby irrevocably constitutes and appoints the Agent the proxy and attorney-in-fact of the Company, with full power of substitution, to vote, and to act with respect to, any and all Pledged Collateral that is securities standing in the name of the Company or with respect to which the Company is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Event of Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until payment in full in cash of the Secured Obligations, the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit.

         7. Agent Appointed Attorney-in-Fact. The Company hereby appoints the Agent the Company's true and lawful attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Agent's discretion, subject to Section 6, to take any action and to execute any document or instrument which the Agent may reasonably deem necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Company representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Agent's liability, if any, otherwise arising under applicable law shall be limited to amounts actually received as a result of the exercise of the powers granted to it herein. No Agent or Bank, and no officer, director, employee or agent of the Agent or any Bank, shall be responsible to the Company for any act or failure to act hereunder, except that any such Person shall be responsible for its own gross negligence or willful misconduct.

         8. Agent May Perform. The Agent is authorized to perform, or cause performance of, any agreement contained herein in the event that the Company fails to timely perform the same, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Company. The Agent is further authorized in its discretion to take any other action, either on its own behalf or on behalf of the Company (and as regards actions taken on behalf of the Company, this authorization is irrevocable and is an agency coupled with an interest), as the Agent may elect, which the Agent may deem necessary or appropriate to protect and preserve the rights, titles and interests of the Agent hereunder. The powers conferred on the Agent pursuant to this Agreement are conferred solely to protect the Secured Parties' interest in the Pledged Collateral and shall not impose any duty or obligation on any Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Agreement constitute a retention of collateral in satisfaction of indebtedness.

         9. No Responsibility for Certain Actions; Indemnity. Neither the Agent nor any other Secured Party shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps to preserve any rights against any Person with respect to any Pledged Collateral, or (c) supervising, monitoring or controlling any aspect of the character or condition of any of the Pledged Collateral or any operations conducted in connection with it for the benefit of the Company or any other Person. The Company agrees to indemnify, defend and hold Secured Parties, their respective shareholders, directors, officers, agents, advisors and employees (collectively "Indemnified Parties") harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expense, action, suit, cost and disbursement of any kind or nature whatsoever (including interest, penalties, attorneys' fees and amounts paid in settlement), imposed on, incurred by or asserted against the Indemnified Parties growing out of or resulting from this Agreement or any transaction or event contemplated in it (except that such indemnity shall not be paid to any Indemnified Party to the extent such loss, etc. directly results from the gross negligence or willful misconduct of any of the Indemnified Parties).

         10. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time (or such similar Canadian law legislation as may be applicable, including the Personal Property Security Act (Alberta) and the Civil Enforcement Act (Alberta), at that time), and, subject to applicable regulatory and legal requirements, the Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Upon consummation of any such sale, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Company, and the Company, for itself and for its successors, receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Pledged Collateral, to the extent permitted by law, hereby WAIVES all rights of extension, redemption, stay, valuation and appraisal, and any similar right arising under the law of any country, which the Company now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Company agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company hereby WAIVES any claims against the Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. At any public sale made pursuant to this Section 10, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal, and any similar right arising under the law of any country, on the part of the Company (all said rights being also hereby WAIVED and released), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from any Borrower, any Guarantor and/or the Company as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Company therefor. For purposes hereof, (i) a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Agent shall be free to carry out such sale pursuant to such agreement and (iii) the Company shall not be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 10 shall be deemed to conform to the commercially reasonable standards as provided in the Code. The Company covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with applicable law.

                  (b) In addition to the rights and remedies described in paragraph (a) of this Section 10, the Agent shall have all the following rights and remedies:

                           (i) it shall not be necessary that the Pledged Collateral or any part thereof be present at the location of any sale pursuant to the provisions of this Section 10;

                           (ii) the sale by the Agent of less than the whole of the Pledged Collateral shall not exhaust the rights of the Agent hereunder, and the Agent is specifically empowered to make successive sale or sales hereunder until the whole of the Pledged Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Pledged Collateral shall be less than the aggregate of the Secured Obligations, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Pledged Collateral just as though no sale had been made;

                           (iii) in the event any sale hereunder is not completed or is defective in the opinion of the Agent, such sale shall not exhaust the rights of the Agent hereunder and the Agent shall have the right to cause a subsequent sale or sales to be made hereunder; and

                           (iv) demand of performance, advertisement and presence of property at sale are hereby WAIVED and the Agent is hereby authorized to sell hereunder any financial asset it may hold as security for the Secured Obligations. All demands and presentments of any kind or nature are expressly WAIVED by the Company. The Company hereby WAIVES the right to require the Agent to pursue any other remedy for the benefit of the Company and agrees that Secured Party may proceed against any Person for the amount of the Obligations owed to the Agent without taking any action against any other Person and without selling or otherwise proceeding against or applying any of the Pledged Collateral in the Agent's possession.

                  (c) The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Company acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and agrees that such circumstances shall not be a factor in determining whether such sale has been made in a commercially reasonable manner. The Agent shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit the Company to register such securities for public sale under the Securities Act of 1933, or under applicable state securities laws, even if the Company would agree to do so.

                  (d) If the Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Company shall, and shall cause each of its direct Subsidiaries to, from time to time, furnish to the Agent all such information as the Agent may reasonably request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Agent as exempt transactions under the Securities Act of 1933 and rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                  (e) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by the Agent (unless otherwise required by law):

                  First, to the payment of the costs and expenses of retaking, holding, preparing for sale, or selling the Pledged Collateral or any portion thereof, including all expenses (including, without limitation, any legal fees and disbursements and the allocated cost of in-house counsel), liabilities and advances made or incurred by the Agent in connection therewith;

                  Next, to the Agent and the other Secured Parties in partial payment of the Secured Obligations; and

                  Finally, after payment in full in cash of all Secured Obligations, termination of the Commitments and expiration or termination of all outstanding Letters of Credit, to the payment to the Company, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such cash and cash proceeds.

                  (f) All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Obligations, or any part thereof, or otherwise benefiting the Secured Parties, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

                  (g) The Secured Parties may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Obligations, in whole or in part, and in such portions and in such order as may seem best to such Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

         11. Expenses. The Company will upon demand pay to the Agent the amount of any and all reasonable costs, disbursements and expenses of every character, including without limitation the reasonable fees and expenses of its counsel (including the reasonable allocated cost of in-house counsel), subject to the limitations expressed in Section 13.5 of the Credit Agreement, and of any experts, incurred or expended by the Agent from time to time in connection with:
(a) the preparation, negotiation, documentation, closing, renewal, revision, modification, renegotiation or review of this Agreement; (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Agent or any other Secured Party hereunder, or (d) the failure by the Company to perform or observe any of the provisions hereof.

         12. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Company herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and, in the case of amendment, by the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent therein specified. The Agent may waive any default without waiving any other prior or subsequent default, and the Agent may remedy any default without waiving the default remedied. The failure by the Agent to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by the Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No notice to nor demand on the Company in any case shall of itself entitle the Company to any other or further notice or demand in similar or other circumstances. Acceptance by the Agent of any payment in an amount less than the amount then due on the Secured Obligations shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder. No waiver, release, consent by Agent pursuant to this Agreement shall affect or impair the rights of a Secured Party against any third party, except to the extent specifically agreed to by the Secured Party in such writing.

         13. Address for Notices. Except as otherwise provided herein, all notices, requests and other communications provided for pursuant to this Agreement or any other Credit Document shall be in writing (including telegraphic, telex, facsimile transmission or cable communication and confirmed in original writing) and mailed, telegraphed, telexed, telefaxed, cabled or delivered, if to the Company to its address specified on the signature page of this Agreement; if to any Bank, to its Domestic Lending Office; and if to the Agent, to its address specified on the signature pages of the Credit Agreement; or, if to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective (i) if mailed, on the fifth day after being deposited in the United States Postal Service, (ii) on the next day after being delivered to a service for overnight delivery, (iii) if telegraphed, telecopied, cabled or telexed, on the day delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or (iv) if delivered, upon delivery, except that notices pursuant to Article XI of the Credit Agreement shall not be effective until received by the Agent. Actual notice shall always be effective.

         14. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full in cash (after the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit) of the Secured Obligations; (b) continue to be effective if at any time payment and performance of the Secured Obligations is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored by the Agent or any other Secured Party; (c) be binding upon the Company, its successors and assigns, and any trustee, receiver, or conservator of the Company, and any successors in interest of the Company in and to all or any part of the Pledged Collateral; and (d) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the other Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (d), the Agent and/or any Bank may assign or otherwise transfer its rights and obligations under the Credit Agreement to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, all as provided in, and to the extent set forth in, the Credit Agreement. Upon the payment in full in cash (after the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit) of the Secured Obligations, the Company shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         15. Security Interest Absolute. All rights and security interests of the Secured Parties hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations (including, without limitation, the possible extension of the Commitment Termination Date and increase of the amount of the Commitments all on the terms and conditions set forth in the Credit Agreement), or any other amendment, renewal or waiver of or any consent to any departure from the Credit Agreement or any other Credit Document;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

                  (d) any indulgence, moratorium or release granted by any Secured Party, including but not limited to (i) any renewal, extension or modification which a Secured Party may grant with respect to the Obligations,
(ii) any surrender, compromise, release, renewal, extension, exchange or substitution which a Secured Party may grant in respect of any item securing the Obligations, or any part thereof or any interest therein, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Obligations; or

                  (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company or a third party pledgor.

         16. Use of Copies. Any carbon, photographic or other reproduction of this Agreement or any financing statement signed by the Company is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.

         17.      Right of Set-off.

                  (a) Upon the occurrence and during the continuation of any Event of Default under the Credit Agreement, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Company against any and all of the Secured Obligations, irrespective of whether or not such Bank shall have made any demand under this Agreement and although such Secured Obligations may be contingent and unmatured. Each Bank which sets-off pursuant to this
Section 17(a) shall give prompt notice to the Company following the occurrence thereof; provided that the failure to give such notice shall not affect the validity of the set-off.

                  (b) Any payment obtained by any Bank pursuant to Section 17(a) (or in any other manner directly from the Company) shall be remitted to the Agent and distributed among the Secured Parties in accordance with the provisions of Section 10(e).

         18. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid. Each waiver in this Agreement is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against the Secured Parties for having bargained for and obtained it.

         19. WAIVER OF JURY TRIAL. THE COMPANY HEREBY WAIVES AND AGREES TO WAIVE ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED IN ANY WAY TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT.

         20.      GOVERNING LAW; JURISDICTION.

                  (a) THIS AGREEMENT AND EACH ISSUE ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING ITS CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PROVIDED IN SECTION 13.14(b) OF THE CREDIT AGREEMENT AND TO THE EXTENT THAT THE FEDERAL LAWS OF

THE UNITED STATES OF AMERICA MAY OTHERWISE APPLY. THE PARTIES AGREE THAT THIS CHOICE OF NEW YORK LAW HAS BEEN MADE PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK. UNLESS OTHERWISE DEFINED HEREIN OR IN THE CREDIT AGREEMENT, TERMS DEFINED IN ARTICLES 8 AND 9 OF THE UNIFORM COMMERCIAL CODE IN THE STATE OF NEW YORK ARE USED HEREIN AS THEREIN DEFINED.

                  (b) EXCEPT AS OTHERWISE PROVIDED IN SECTION 20(d), ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT, OR ANY DOCUMENT RELATED TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT. THE COMPANY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. The parties agree that, for the purpose of any proceeding brought in The Netherlands to enforce a final judgment of the aforesaid courts, (a) the pledge and grant of a security interest described in Section 1 of this Agreement shall be construed to grant to the Agent, in addition, a first ranking right of pledge (pandrecht) under the law of The Netherlands and (b) any findings of fact rendered by such courts shall be (and shall be deemed to be) admitted by each party.

                  (c) The Company has irrevocably appointed CT Corporation System, with an office at 111 Eighth Avenue, New York, New York, 10011 (the "Process Agent"), as its agent to receive on behalf of the Company and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding arising out of or relating to this Agreement. Such service may be made by mailing or delivering a copy of such process to the Company in care of the Process Agent at the Process Agent's above address, and the Company hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Company also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Company at its address specified on the signature page hereof. Process may be served in English, and the Company irrevocably waives any right accruing to it under the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents, the Hague Convention on the Taking of Evidence Abroad in Civil or Commercial Matters, the law of The Netherlands, and any similar treaty regarding the service of process or the collection of evidence. Any process and documents to be sent to the other party containing languages other than English shall be sent with English translations certified by the sender, and the sending party shall bear the translation costs.

                  (d) Nothing in this Section 20 shall affect the right of the Agent or any other Secured Party to serve legal process in any other manner permitted by law or affect the right of the Agent or any other Secured Party to bring any action or proceeding against the Company in the courts of any other jurisdictions.

                  (e) To the extent the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

                  (f) THIS AGREEMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO SUCH SUBJECT MATTER.

         21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes; but such counterparts shall be deemed to constitute but one and the same instrument.

         22. Waiver of Subrogation. The Company expressly WAIVES any and all rights of subrogation, reimbursement and contribution (contractual, statutory or otherwise) against the Secured Parties, individually and collectively, including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, arising from the existence or performance of this Agreement and the Company irrevocably WAIVES any right to enforce any remedy which the Secured Parties, or any one or more of them, now have or may hereafter have against Borrowers and WAIVES any benefit of, and any right to participate in, any security now or hereafter held by the Secured Parties, or any one or more of them, until the Secured Obligations have been paid and performed in full (after the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit).

         23. Subordination. The Company hereby expressly covenants and agrees for the benefit of the Secured Parties that all obligations and liabilities of the Borrowers to the Company of whatsoever description (including, without limitation, all intercompany receivables of the Company from each of the Borrowers) shall be subordinated and junior in right of payment to the Secured Obligations. Following the occurrence of an Event of Default, all indebtedness of the Borrowers to the Company shall, if the Agent shall so request, be collected and received by the Company as trustee for the Secured Parties and paid over to the Secured Parties, or any one or more of them, as the case may be, on account of the Secured Obligations, but without reducing or affecting in any manner the obligations of the Company under this Agreement.

         24.      Incorporation by Reference.

                  (a) Article I of the Credit Agreement is incorporated by reference in this Agreement. Article XII of the Credit Agreement is incorporated by reference in this Agreement with the same effect as if the Company were named as a Borrower therein.

                  (b) The limitation on the Secured Obligations described in Section 2 of this Agreement shall not affect or excuse the liability or obligations of any Guarantor, nor may any similar limitation in Section 11.2 of the Credit Agreement be raised as a defense to any action or claim against the Company (collectively, such limitations are herein referred to as the "Limitations"). The Agent shall have the right to determine and designate from time to time, without notice or assent of the Company, which portions of the Obligations to which such limitations apply, and the Company acknowledges that such determination and designation shall be conclusive. This Agreement shall not fail or be ineffective or invalid or be considered too indefinite or contingent with respect to the Company because the deemed Guaranteed Debt applicable to the Company may fluctuate from time to time or for any other reason. The Company agrees that, as it relates to its deemed Guaranteed Debt, any payment or prepayment by any Guarantor or any other Person against any part of the Secured Obligations shall be deemed paid first against that portion that is limited by the Limitations, and the balance, if any, shall be applied to remaining Secured Obligations, in such order and manner as the Agent shall determine in its sole discretion. The Company's covenants, agreements and obligations under this Agreement shall in no way be released, diminished, reduced, impaired or otherwise affected by reason of the happening from time to time of any of the matters, events or conditions described in Section 11.4 of the Credit Agreement, regardless of whether the Company is given any notice or is asked for or gives any consent (all requirements for which, however arising, the Company hereby WAIVES). In addition to the other terms and conditions of this Agreement, the Company agrees that every waiver, release, subordination, representation, warranty and agreement described in Article XI of the Credit Agreement (except those imposing vicarious, personal liability on Guarantors for the Obligations (e.g., Sections 11.2, 11.7 and 11.19)) are hereby made by the Company and made a part of this Agreement, and the same shall apply, with necessary changes in points of detail, to this Agreement to the same extent as if the Company were named as a Guarantor and Borrower in the Credit Agreement.

         25.      Miscellaneous Terms.

                  (a) The Company represents and warrants to the Agent and the other Secured Parties that (i) no resolution of the general meeting of shareholders is in effect which would require approval from the general meeting of shareholders or any other party in connection with the execution of this Agreement or the performance of this Agreement in accordance with its terms,
(ii) Vintondale Corporation N.V. ("Vintondale") is aware of the terms and conditions of this Agreement and has consented to the Company's execution of it,
(iii) with the exception of subordinated intercompany Indebtedness owing to Vintondale or WGI which is subject to terms and conditions which the Agent has approved in writing are to its reasonable satisfaction and tax obligations arising in the ordinary course of business that are not yet due and payable, the Company is not directly or indirectly indebted to any Person, nor has it guaranteed the indebtedness of any Person, (iv) no shareholder or shareholders of the Company have passed a resolution approving a voluntary winding-up of the Company or approved a statutory merger (juridische fusie) (as disappearing entity), (v) no receiver, trustee, administrator or similar officer has been appointed in respect of the Company, (vi) no petition has been presented to a court for the bankruptcy (faillissment), dissolution (ontbinding en vereffening), voluntary dissolution (ontbinding), or suspension of payments (surseance van betaling) of the Company, and (vii) the execution and performance of this Agreement is in the Company's direct interests, serves to attain the objects expressed in the Company's articles of association, and does not jeopardize the subsistence of the Company.

                  (b) The Company covenants that it shall not incur any indebtedness (other than subordinated intercompany Indebtedness to Vintondale which is subject to terms and conditions which the Agent has approved in writing are to its reasonable satisfaction) and tax obligations arising in the ordinary course of business) or guarantee the obligations of any Person, in excess of US$100,000 in each case, without (i) notifying the Agent in writing at least five days in advance of the incurrence of the debt (unless the creditor is a Subsidiary of WGI) or the issuance of the guarantee and, (ii) unless such obligee is a Subsidiary of WGI having actual knowledge of the pledge and security interest granted in this Agreement, informing the obligee in writing of the existence, nature and extent of the pledge and security interest granted in this Agreement.

                  (c) The Company shall cause to be prominently noted each year in its publicly filed annual statement of accounts that all of its interests in the Pledged Collateral have been pledged to the Agent to secure a credit facility extended to the Company's affiliates for an aggregate principal amount of up to $150,000,000 and certain related Hedging Obligations of such affiliates described in such credit facility.

                  (d) The Company shall register the pledge of receivables under this Agreement with the relevant Inspectie voor de Registratie en Successie in The Netherlands.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            MUSKETEER OIL B.V.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


         With a copy to:                Address:

         John N. Hove, Esq.             Museumplein 11, 1071 DJ
         3700 First Place Tower         Amsterdam, The Netherlands
         15 East Fifth Street           Attention: Floris van der Rhee
         Tulsa, Oklahoma 74103-4344     Telex: 18709
         U.S.A.                         Answerback: HOLD NL
         Telecopier: 918/586-5714       Telecopier: 011-31-20-6647747


                                            AGREED TO:

                                            CREDIT LYONNAIS NEW YORK BRANCH,
                                            as Agent

                                            By:_________________________________
                                            Title:______________________________


                                            By:_________________________________
                                            Title:______________________________

         By signing below, WILLBROS U.S.A., INC. confirms that an executed copy of this Pledge Agreement dated as of ________, 2002 between Musketeer Oil B.V. and Credit Lyonnais New York Branch, as Agent, has been submitted to it and acknowledges the above pledge of the Pledged Collateral.

                                            WILLBROS U.S.A., INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                 [SIGNATURE PAGE TO MUSKETEER PLEDGE AGREEMENT]

         By signing below, MSI ENERGY SERVICES INC. confirms that an executed copy of this Pledge Agreement dated as of ___________, 2002 between Musketeer Oil B.V. and Credit Lyonnais New York Branch, as Agent, has been submitted to it and acknowledges the above pledge of the Pledged Collateral.

                                            MSI ENERGY SERVICES INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                 [SIGNATURE PAGE TO MUSKETEER PLEDGE AGREEMENT]

                                   EXHIBIT K-1

                          FORM OF PANAMA SHIP MORTGAGE

                         FIRST PREFERRED NAVAL MORTGAGE

         In the City of Panama, Republic of Panama, on the [__] day of [_____] 2002, this First Preferred Naval Mortgage (the "Mortgage") is entered into by and between, on the one part, WILLBROS MARINE ASSETS, INC., a company organised and existing under the laws of the [Republic of Panama] (the "Mortgagor", which expression shall include its successors and assigns), with offices at c/o WILLBROS USA, 4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027, U. S. A., represented for this purpose by [Mr. Gian Castillero], a United States citizen, pursuant to [a power of attorney duly granted in [Houston, Texas]] on [_____ 2002], and, on the other part, CREDIT LYONNAIS NEW YORK BRANCH, a banking entity chartered under the laws of the [______] and having its offices at 1031 Avenue of the Americas, New York, New York, 10019, U.S.A. (the "Mortgagee" or the "Agent", which expression includes its successors and assigns), as Agent for itself and the financial institutions that from time to time may be parties to the Credit Agreement described herein (each, a "Bank" and collectively, the "Banks"), represented for this purpose by [_________], pursuant to a power of attorney granted in [___,___], on [_____ 2002], in accordance with the following terms and conditions:

         WHEREAS, the Mortgagor is the sole legal owner of the whole (100%) of the Vessel (as herein defined).

         WHEREAS, pursuant to the terms of a Credit Agreement dated as of June 14, 2002 (the "Credit Agreement"), the Banks agreed to make available to Willbros Group, Inc. (the "Company"), the Mortgagor and the other Obligors (as defined in the Credit Agreement) (each, an "Obligor" and together, the "Obligors") a revolving credit facility available for loans and letters of credit upon the terms and conditions set forth in the Credit Agreement and the other Credit Documents, up to a maximum available principal amount equal to ONE HUNDRED AND FIFTY MILLION US DOLLARS (US$ 150,000,000.00).

         WHEREAS, as contemplated by the Credit Agreement, the Obligors and any Bank or Affiliate of a Bank will enter into certain Hedging obligations in an aggregate principal amount not to exceed THREE HUNDRED MILLION US DOLLARS (US$ 300,000,000.00).

         WHEREAS, the Banks have conditioned their obligations under the Credit Agreement upon the execution and delivery by the Mortgagor of this Mortgage, and the Mortgagor has agreed to enter into the Mortgage.

         NOW, THEREFORE, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Mortgagor and the Mortgagee agree as follows:

1.       DEFINED TERMS

                  (a) All capitalized terms used herein and not defined elsewhere in this Mortgage shall have the meanings assigned such terms in the Credit Agreement. In addition to any other capitalized terms defined elsewhere in this Mortgage, the following terms and expressions shall have the following meanings:

         "Applicable Margin" means, with respect to interest and fees described in the Pricing Schedule (i) on any day when no Event of Default has occurred and is continuing, the per annum percentage, expressed in basis points, set forth for such interest and fees in the Pricing Schedule determined by the Ratio of Consolidated Debt to Adjusted EBITDA on such date, and (ii) on any day when an Event of Default (as defined in the Credit Agreement) has occurred and is continuing, the "Applicable Margin" determined pursuant to clause (i) above from the Pricing Schedule for the applicable interest or fees, plus two hundred (200) basis points per annum.

         "Base Rate" means, for any day, a rate per annum equal to the higher of
(a) the Prime Rate for such day and (b) the sum of 1/2 of 1% plus the Federal Funds Rate for such day. Any change in the Base Rate established by the Agent shall take effect at the opening of business on the day specified in the public announcement of such change. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient bids or publications in accordance with the terms of the Credit Agreement, the Base Rate shall be the Prime Rate until the circumstances giving rise to such inability no longer exist.

         "Base Rate Loan" means a Loan that bears interest as provided in the Credit Agreement at a rate per annum based on the Base Rate.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorised or required by law to close or, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or an Interest Period for, a Eurodollar Rate Loan or a notice with respect to any such borrowing, payment, prepayment or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank Dollar market.

         "Commitments" means, the commitments of the Banks to make Loans and to issue and/or participate in Letters of Credit.

         "Conversion Date" means any date on which the Company elects to convert a Base Rate Loan to a Eurodollar Rate Loan or a Eurodollar Rate Loan to a Base Rate Loan.

         "Credit Documents" means the Credit Agreement, this Mortgage and all other documents, instruments, agreements, certificates and notices at any time executed and/or delivered to the Agent or any Bank in connection therewith.

         "Default Rate" means, for any day, the Base Rate plus the Applicable Margin for Base Rate Loans on such day, plus two percent (2%).

         "Earnings" means all moneys whatsoever due or to become due to the Mortgagor at any time during the Security Period arising out of the use or operation of the Vessel, including (but without prejudice to the generality of the foregoing) all freight, hire (including, but not limited to all payments from any charterparty or pool agreement) and passage moneys, compensation payable to the Mortgagor in the event of requisition of the Vessel, all remuneration for salvage and towage services, demurrage and detention moneys and any damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel.

         "Eurodollar Rate" means, for each Interest Period for any Eurodollar Rate Loan, an interest rate per annum (rounded upward, if necessary, to the nearest 1/100th of one percent), determined pursuant to the following formula:

         Eurodollar Rate =                 LIBOR
                            ------------------------------------
                            1.00 - Eurodollar Reserve Percentage

         Where "Eurodollar Reserve Percentage" means for any Interest Period for Eurodollar Rate Loans the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to the nearest 1/100th of one percent) as determined by the Agent in effect on the date LIBOR for such Interest Period is determined (whether or not applicable to any Bank) under regulations issued from time to time by the U.S. Federal Reserve Board for determining the maximum reserve requirement (including basic, emergency, supplemental and other marginal reserve requirements) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period; and "LIBOR" means for any Interest Period for Eurodollar Rate Loans, the per annum rate of interest determined by the Agent to be the arithmetic mean (rounded upward, if necessary, to the nearest 1/100th of one percent) of the offered quotations appearing on Telerate Page 3750 (or if such Telerate page shall not be available, any successor or similar service selected by the Agent). If none of such Telerate Page 3750 or any successor or similar service is available, "LIBOR" applicable to any Interest Period for Eurodollar Rate Loans shall be the per annum rate (rounded upward, if necessary, to the nearest 1/100th of one percent) determined by the Agent based upon rates quoted at approximately 10:00 a.m. (London time) (or as soon thereafter as practicable) on the day two Business Days prior to the first day of such Interest Period for the offering by the Agent to leading dealers in the London interbank Dollar market of Dollar deposits for delivery on the first day of such Interest Period, in immediately available funds and having a term comparable to such Interest Period and in an amount comparable to the principal amount of the respective Eurodollar Rate Loan to which such Interest Period relates. Each determination by the Agent of the Eurodollar Reserve Percentage and LIBOR shall be conclusive and binding, absent manifest error.

         "Eurodollar Rate Loan" means a Loan that bears interest as provided in the Credit Agreement at a rate per annum based on the Eurodollar Rate.

         "Event of Default" means any of the events specified in Section 20 hereof.

         "Excess Risks" means the proportion of claims for general average and salvage charges and under the ordinary running-down clause not recoverable in consequence of the value at which a vessel is assessed for the purpose of such claim exceeding her insured value.

         "Financial Indebtedness" means, without duplication, (a) any indebtedness for borrowed money, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all non-contingent reimbursement obligations with respect to any letter of credit, third party guarantee, or surety bond, (d) all contingent reimbursement obligations with respect to any financial guarantee, financial surety bond, financial standby letter of credit (other than an Existing LC that is backed up by a Letter of Credit), or similar financial instrument ensuring a Person against loss related to a financial obligation, and (e) all Capital Lease Obligations.

         "Hedging Obligations" means, with respect to any Obligor, obligations of such Obligor, in each case incurred in the ordinary course of business of such Obligor and not for speculative purposes, under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements,
(ii) other agreements or arrangements designed to protect such Obligor against fluctuations in interest rates, (iii) agreements with respect to foreign exchange purchases and sales, and (iv) any foreign currency futures contract, option or similar agreement or arrangement designed to protect such Obligor against fluctuations in foreign currency rates.

         "Insurances" means all insurance coverages and all policies and contracts of insurance (which expression also includes all entries of the Vessel in a protection and indemnity or war risks club or association), including but not limited to those policies and contracts of insurance concerning fire and marine risks, including but not limited to additional perils (pollution) coverage, Excess Risks and freight interest risks, which are from time to time taken out or entered into in respect of the Vessel or its Earnings or otherwise howsoever in connection with the Vessel at the Mortgagee's option (on a full reimbursement basis from the Mortgagor) and all benefits thereby, which coverages, policies and contracts shall effect insurances in respect of the Vessel and its Earnings against risk, loss or damage of the kinds customarily insured against by Persons employing vessels of such type, size and class as the Vessel in the same or similar business as the business of the Mortgagor and in the jurisdictions where the Vessel operates.

         "Interest Period" means, with respect to any Eurodollar Rate Loan, the period commencing on the Business Day the Loan is disbursed or continued or on the Conversion Date on which the Loan is converted to the Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Company on behalf of any Borrower, subject to certain restrictions specified in the Credit Agreement.

         "Loan" means any loan or advance made to an Obligor as a Borrower under the Credit Agreement.

         "Maturity Date" means the earlier to occur of (a) June 14, 2005 or (b) the date on which the Commitments shall otherwise terminate in accordance with the provisions of the Credit Agreement.

         "Persons" means an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

         "Pricing Schedule" means the Pricing Schedule specified in the Credit Agreement, a copy of which is attached hereto as Exhibit A and made a part of this Mortgage.

         "Prime Rate" means the rate of interest publicly announced by the Mortgagee at its office in New York, New York from time to time as its prime rate.

         "Protection and Indemnity Risks" means the usual risks covered by a first class English or Norwegian protection and indemnity association including the proportion not recoverable in case of collision under the ordinary running-down clause.

         "Ratio of Consolidated Debt to Adjusted EBITDA" means the ratio of the Consolidated Debt to Adjusted EBITDA for the Company and its consolidated Subsidiaries, determined as of the most recent fiscal quarter end of the Company.

         "Required Amount" means (i) in the case of fire and marine risks (including but not limited to Excess Risks, hull interest and freight interest) and War Risks, not less than one hundred per cent (100%) of the fair market value of the Vessel as of the date of this Mortgage, and (ii) in the case of Protection and Indemnity Risk and additional perils (pollution) coverage, the fullest amount of coverage available for the size and vessel type of the Vessel and, in respect of the lawful cargo carrying activities, to which the Vessel is intended.

         "Requisition Compensation" means all moneys or other compensation payable during the Security Period by reason of requisition for title or other compulsory acquisition of the Vessel other than by requisition for hire.

         "Secured Obligations" means all amounts owing from time to time by the Mortgagor or any other Obligor to the Banks under the Credit Agreement or the other Credit Documents, or in respect of any permitted secured Hedging Obligations.

         "Security Period" means the period commencing on the date of this Mortgage and terminating upon discharge of the security created hereby by payment of all Secured Obligations.

         "Subsidiary" means any corporation, association, partnership, joint venture or other business entity of which forty-nine 49%) or more of the voting stock or other equity interests is owned or controlled directly or indirectly by a Person or by one or more other subsidiaries or parent entities of such Person or by any combination of the foregoing. For purposes of this Mortgage, The Oman Construction Company L.L.C., a company organized under the laws of the Sultanate of Oman, and Willbros (Nigeria) Limited and Willbros (Offshore) Nigeria Limited, each a company organized under the laws of the Federal Republic of Nigeria, will be treated as wholly-owned Subsidiaries of the Company.

         "Taxes" means any taxes, levies, imposts, duties, charges, fees, deductions and withholdings levied or imposed by any governmental or other taxing authority whatsoever.

         "Total Loss" means:

                           (i) the actual, constructive, arranged, agreed or compromised total loss of the Vessel;

                           (ii)     the requisition for title or other
                  compulsory acquisition or forfeiture of the Vessel otherwise than by requisition for hire;

                           (iii) capture, seizure, arrest, detention or confiscation of the Vessel by any government or by Persons whether or not acting or purporting to act on behalf of any government, unless the Vessel shall be released from such capture, seizure, arrest, detention or confiscation within one (1) month after occurrence of any such event.

         "US$" or "Dollars" means the lawful currency of the United States of America.

         "Vessel" means the whole of the motor vessel "[Willbros 318][Eros III]", of the following dimensions and tonnages:

                  Length overall:  [_____] mts.

                  Breadth:         [_____] mts.

                  Depth:           [_____] mts.

                  Tons Gross:      [________]

                  Tons Net:        [________]

having International Call Signs [______] and Provisional Patente of Navigation Number [2260-56-A [EROS III]][4093-74-E [WILLBROS 318]], and which appears registered in favour of the Mortgagor at the Microfilm (Mercantile) Section of the Panama Public Registry, at Microjacket ____, Roll ____, Frame __, since [DAY MONTH YEAR], and includes her engines, generators, machinery and equipment, masts, winches, anchors, chains, pumps and pumping equipment, furniture and fittings, boats, tackle, outfit, spare gear, fuel, consumable or other stores belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

         "War Risks" includes the risk of mines and all risks excluded from the standard form of English or Norwegian marine policy by the free of capture and seizure clause.

                  (b) In this Mortgage, unless the contrary intention appears, a reference to:

                           (i) a provision of law or regulation is a reference to that provision as amended or re-enacted;

                           (ii) a Clause or a Schedule is a reference to a clause or a schedule in this Mortgage;

                           (iii)    any Person or juridical person is a
                  reference to its successors and assigns; and

                           (iv) this Mortgage, the Credit Agreement, any other Credit Document or any other such document is a reference to this Mortgage, the Credit Agreement, such other Credit Document or such other document as amended, novated or supplemented from time to time.

                  (c) Where the context of this Mortgage so allows, words importing the singular include the plural and words importing the masculine gender include the feminine and neuter and vice versa.

                  (d) The headings in this Mortgage are for convenience only and are to be ignored in construing this Mortgage.

2.       GRANT OF MORTGAGE

         In order to secure payment of the Secured Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions contained in this Mortgage, the Credit Agreement, and the other Credit Documents, the Mortgagor has GRANTED, CONVEYED and MORTGAGED and does by these presents GRANT, CONVEY and MORTGAGE unto the Mortgagee for the benefit of the Banks and their respective successors and assigns, a First Preferred Naval Mortgage on the Vessel, securing the payment of a maximum principal amount of Three Hundred Million US Dollars (US$300,000,000.00) plus all other amounts for whatsoever reason at any one time forming part of the Secured Obligations, and the performance and observance of, and compliance with, the covenants, terms and conditions contained in this Mortgage, the Credit Agreement, and the other Credit Documents, to have and to hold the same unto the Mortgagee for the benefit of the Banks, and this Mortgage constitutes a First Preferred Naval Mortgage lien on the Vessel.

3.       INTEREST AND FEES

                  (a)      In respect of the Loans:

                           (1)      Each Loan accrues interest as provided in
the Credit Agreement on the outstanding principal amount thereof from the date when made until it is paid in full at a rate per annum equal to the Eurodollar Rate or the Base Rate, as the case may be, plus the Applicable Margin therefor specified in the Pricing Schedule.

                           (2)      Provided no Event of Default has occurred
and is continuing, interest on each Loan shall be payable as provided in the Credit Agreement, but no less than quarterly in arrears. After the occurrence and during the continuation of any Event of Default or after acceleration, interest shall be due on demand.

                  (b)      In respect of the Letters of Credit:

                           (1)      Each Obligor for whose account a Letter of
Credit is issued has unconditionally and irrevocably agreed in the Credit Agreement to reimburse the Issuing Bank for each payment made by the Issuing Bank under such Letter of Credit on the date the Issuing Bank makes such payment. Any such reimbursement obligation not made when due accrues interest at a rate per annum equal to the Default Rate, payable on demand.

                           (2)      Each Obligor for whose account a Letter of
Credit is issued has unconditionally and irrevocably agreed in the Credit Agreement to pay fees in respect thereof as provided in the Credit Agreement at a rate equal to the Applicable Margin for such Letter of Credit fees, such fees due and payable quarterly in arrears and calculated at the Applicable Margin specified therefor in the Pricing Schedule.

                  (c) In respect of the Commitments, the Obligors have agreed to pay commitment fees in respect of the unused portion of the maximum committed amount from time to time, such fees being due and payable quarterly in arrears and calculated at the Applicable Margin specified therefor in the Pricing Schedule.

                  (d) All interest and any other payments under the Credit Agreement, this Mortgage or any other Credit Document of an annual nature shall accrue from day to day and shall be calculated on the actual number of days elapsed and a year of 360 days, except in the case of interest payable in respect of Base Rate Loans (to the extent the Base Rate is then determined by the Prime Rate) which shall calculated on the actual number of days elapsed in a year of 365 or 366 days, as the case may be.

4.       PREPAYMENT AND REPAYMENT

                  (a) Under the Credit Agreement, and subject to the terms thereof, the Loans may be repaid and reborrowed prior to the Maturity Date, and under some circumstances, must be repaid prior to the Maturity Date.

                  (b) Under the Credit Agreement, following any drawing paid by the issuer of a Letter of Credit, the respective Borrower for whose account such Letter of Credit was issued must reimburse the issuer for the amount so paid on the date the issuer makes such payment.

5.       COSTS, EXPENSES AND INDEMNITIES

                  (a) The Mortgagor shall pay to the Mortgagee, upon demand, all expenses (including but not limited to legal fees, out-of-pocket expenses, and value-added taxes if any) incurred by the Mortgagee in connection with the preparation, execution and (where appropriate) recording of the this Mortgage and any other documents delivered pursuant to the Mortgage or in connection with the preservation or enforcement of any rights hereunder and thereunder.

                  (b) All advances and expenditures which the Mortgagee in its discretion may incur for repairs, insurance premiums, payments of claims, whether or not giving rise to liens or privileges on the Vessel, defense of suits, or for any other purpose whatsoever related hereto or to the Credit Agreement or the other Credit Documents, and all expenses, losses or damages sustained by the Mortgagee because of default under this Mortgage or any other Credit Document shall be repaid by the Mortgagor on demand and until so repaid shall be a debt due from the Mortgagor to the Mortgagee secured by this Mortgage, and shall subject to the Default Rate. The Mortgagee shall not be bound to make any such advances or expenditures nor shall the making thereof relieve the Mortgagor of any obligation or default with respect thereto.

                  (c) All payments to be made by the Mortgagor shall be made without set-off or counterclaim.

                  (d) All payments to be made by the Mortgagor shall be made free and clear of and without deduction for or on account of any present or future Taxes of any nature now or hereafter imposed unless the Mortgagor is compelled by law to make payment subject to any such Taxes. In that event, the Mortgagor shall (i) pay to the Mortgagee such additional amounts as may be necessary to ensure that the Mortgagee, receives a net amount equal to that which it would have received had such payment not been made subject to any Taxes, and (ii) deliver to the Mortgagee, within ten (10) calendar days of any request by it, an official receipt in respect of the payment of any Taxes so deducted.

                  (e) The Mortgagor hereby agrees that no payment to the Mortgagee under this Mortgage or any other Credit Document pursuant to any judgment or order of any court or otherwise shall operate to discharge the liability of the Mortgagor for payment of the Secured Obligations unless and until payment in full of the Secured Obligations shall have been received by the Mortgagee for the benefit of the Banks. To the extent that the amount of any such payment shall be made in a currency other than U.S. Dollars and on actual conversion from such currency shall fall short of the amount of the relevant obligation expressed in U.S. Dollars, the Mortgagee and the Banks shall have a further and separate cause of action against the Mortgagor for the recovery of the amount of the shortfall.

6.       FREEDOM FROM ENCUMBRANCES

         The Mortgagor warrants hereby that the Vessel is free from any Lien whatsoever other than the Lien of this Mortgage, and that it shall warrant and defend title to and possession of the Vessel and every part thereof for the benefit of the Mortgagee and the Banks, against the claims and demands of all Persons whomsoever.

7.       PREVENTION OF AND RELEASE FROM ARREST

         The Mortgagor shall promptly discharge all debts, damages and other liabilities or obligations whatsoever which have given or may give rise to maritime or possessory liens on or claims enforceable against the Vessel which may arise from time to time as a result of the use and operation thereof, and in the event of an attachment, seizure or arrest of the Vessel or other detention thereof in the exercise of any of the aforesaid liens, shall procure the release from such attachment, seizure, arrest or detention forthwith upon receiving notice thereof, by providing bail or otherwise as the circumstances may require, within THIRTY (30) calendar days of the occurrence of any such event unless the Mortgagee consents to a longer period. The Mortgagor shall give prompt written notice to the Mortgagee of any such seizure, arrest or detention as soon as possible after becoming aware of the occurrence of any such event.

8.       PREVENTION OF VARIOUS OBLIGATIONS

         Neither the Mortgagor nor any charterer nor the Master of the Vessel nor any other Person has or shall have any right, power or authority to create or to permit the creation of any obligations whatsoever involving the use or operation of the Vessel which may give rise to liens or privileges thereon, other than the obligations secured by this Mortgage, and obligations for crew's wages, salvage, stevedores' and other wharfers' compensation or general average contributions, without the written consent of the Mortgagee first obtained. Said written consent to the creation of any single such obligation shall be limited thereto and shall not in any manner be deemed to establish a general or further waiver or consent that extend to any other obligations arising from the use or operation of the Vessel.

9.       NOTICE OF MORTGAGE

         The Mortgagor shall keep or cause to be kept on board the Vessel at all times a copy of this Mortgage in English together with the pertinent documentation of the Vessel and will cause such a copy and documentation to be exhibited on demand to any Person having business with the Vessel or to any representative of the Mortgagee, and will place or cause to be placed and keep prominently displayed in the most accessible of places a framed printed notice of approximately six by nine inches in plain type reading as follows:

                               NOTICE OF MORTGAGE

         This vessel is owned by WILLBROS MARINE ASSETS, INC. and it is subject to a First Preferred Naval Mortgage dated June 14, 2002, as it may be supplemented or amended from time to time, in favour of CREDIT LYONNAIS NEW YORK BRANCH, as Agent under the Credit Agreement described therein.

         Under the terms of the mortgage, neither the mortgagor, as shipowner, any charterer, the Master of the Vessel nor any other person has any right, power or authority to create, incur or permit to be placed or imposed or continued upon this vessel any lien whatsoever other than for salvage, crew's wages, stevedores' and other wharfers' compensation and general average contributions.

10.      INSURANCES

                  (a) The Mortgagor at its expense shall keep the Vessel and her rights fully covered by the Insurances, in each case in the Required Amount and/or with such insurers (or, in the case of War Risks and Protection and Indemnity Risks, such English or Norwegian war risks and protection and indemnity clubs or associations and policies) and by utilizing the services of such first class insurance brokers as the Mortgagee may approve. The Mortgagor agrees that it will punctually pay all insurance premiums, will timely submit (when relevant) U.S. Voyage Declarations in accordance with the Protection and Indemnity Risk terms of cover, will timely renew the Insurances and ensure that annual certificates are delivered to the Mortgagee evidencing that the Vessel is insured and that the Mortgagee is noted as mortgagee and loss payee in all the Vessel's insurance policies.

                  (b) With respect to Protection and Indemnity Risks coverage, all moneys for claims under said coverage shall be paid to the Mortgagor; provided, however, that upon the occurrence of an Event of Default (as defined herein), all moneys for claims under said coverage shall be paid directly to the Mortgagee or as the Mortgagee may direct. The Mortgagor shall obtain the necessary consents or endorsements in the instruments of coverage or undertakings from the relevant protection and indemnity association or club where the Vessel may be entered which the Mortgagee may deem necessary or acceptable in order to substantially obtain and preserve the benefits of this Clause.

                  (c) The Mortgagor shall procure that all instruments of coverage referred to in this Clause as relate to Insurances are effected through the approved brokers and are deposited with the approved brokers and that the approved brokers furnish the Mortgagee with pro forma copies thereof and a letter or letters of undertaking in such form as may be from time to time required by the Mortgagee.

                  (d) The Mortgagor shall procure that any protection and indemnity and/or war risks clubs or associations wherein the Vessel is entered shall furnish the Mortgagee with a letter or letters of undertaking in such form as may from time to time be requested by and acceptable to the Mortgagee.

                  (e) The Mortgagor hereby further undertakes that it shall deliver to the Mortgagee certificates of insurance with respect to insurance policies or other instruments or documents evidencing insurance coverage, naming the Mortgagor as loss payee (or with undertakings acceptable to the Mortgagee in the case of war risks and/or protection and indemnity clubs or associations).

                  (f) All policies, binders, contracts, receipts and cover notes shall upon request from the Mortgagee be delivered to the Mortgagee with evidence satisfactory to it that the Mortgagor has kept up due and punctual payment of all premiums, fees or contributions payable with respect to all risk coverages required hereby and by the Credit Agreement. The Mortgagor shall notify and request per notice of cancellation clauses acceptable to the Mortgagee all insurers, clubs or associations (except war risk associations where seven (7) calendar days advance notice shall be required) to agree in advance to notify the Mortgagee at least fourteen (14) calendar days prior to the expiration or cancellation of any risk coverage herein contemplated, and prior to any material alteration to said coverage. The Mortgagor shall promptly extend or renew all said risk coverage as may be necessary from time to time and will furnish proof thereof to the Mortgagee no later than fourteen (14) calendar days (seven (7) calendar days in the case of war risk insurance) prior to each date of expiration. The Mortgagee reserves the right to make any payments, settlements or take any other action with the insurers, associations or clubs to extend, maintain or renew any such insurance or risk coverage and to avoid the cancellation or expiration of any insurance policy or coverage herein provided for, but shall be under no obligation to do so. The Mortgagee also reserves the right to approve or disapprove of any material alteration to the said risk coverage, which approval shall not be unreasonably withheld. All amounts so expended by the Mortgagee shall be payable by the Mortgagor to the Mortgagee on demand and, until payment thereof is fully made, shall be an obligation secured by this Mortgage forming a portion of the Secured Obligations. The Mortgagor shall obtain the necessary consents or endorsements in the instruments of coverage (or undertakings acceptable to the Mortgagee in the case of war risks and/or protection and indemnity clubs or associations), from the relevant insurers, clubs or associations where the Vessel may be entered or covered, which the Mortgagee may deem necessary to obtain and preserve the benefits of this Clause.

                  (g) The Mortgagee shall have the right at its discretion, if it considers that the risk coverage of the Vessel is not satisfactory, to demand prompt compliance by the Mortgagor in obtaining any further risk coverage which the Mortgagee may reasonably deem necessary or, in the absence of said prompt compliance, to proceed itself to obtain the necessary additional insurance or cover at the expense of the Mortgagor with the amount thereby invested to be repayable on demand, secured by this Mortgage.

                  (h) If any of the Insurances is part of a fleet coverage, the Mortgagor shall procure that the insurers undertake to the Mortgagee that they shall neither set-off against any claims in respect of the Vessel any premium(s) due in respect of other vessels under such fleet coverage or any premium due for other insurances, nor cancel any of the Insurances for reason of non-payment of premiums for other vessels under such fleet coverage or premiums for other insurances, and shall undertake to issue a separate policy or policies in respect of the Insurances or any part thereof on or with respect to the Vessel, if and when so requested by the Mortgagee.

                  (i) Upon occurrence of an Event of Default, as provided for in Clause 20 hereof, the Mortgagee shall be entitled to settle any dispute with the insurers, associations or clubs which may arise from their liability under the respective insurance contracts or other instruments of coverage or on the amount of compensation which they may be required to pay, with binding effects on the rights of the Mortgagor under such insurance or cover. The Mortgagor shall obtain the necessary consents from its insurers and war risks and protection and indemnity clubs or associations in which the Vessel may be entered, and inclusion, in the respective insurance policies and other instruments of coverage or by way of an undertaking of the protection and indemnity associations or clubs, acceptable to the Mortgagee, of any references which the Mortgagee may deem necessary to obtain and preserve this option for its benefit.

11.      EMPLOYMENT

                  (a) The Mortgagor shall not employ the Vessel or suffer her employment to carry any contraband goods, to run blockades, to deviate into waters not fully covered under any or all of the Insurances herein contemplated, to trade or carry on business which is forbidden by international law or which is otherwise illicit or to carry illicit or prohibited goods which may render the Vessel subject to condemnation in a prize court, destruction, seizure or confiscation. The Mortgagor shall obtain additional insurance coverage deemed adequate in the opinion of the Mortgagee prior to employing the Vessel (i) in any part of the world in which armed conflict, political violence, warfare, civil unrest, insurrection, piracy or any other form of hostilities is reasonably expected to occur or is occurring, (ii) in any zone that has been declared a war zone by any government or by the Vessel's War Risk insurers, or
(iii) in a manner which in any way may imperil the protection acquired through any of the Insurances.

                  (b) The Mortgagor hereby covenants with the Mortgagee during the life of this Mortgage that, if and when the Vessel trades in United States waters, the conditions of the United States of America regarding the Certificate of Financial Responsibility ("COFR") will be fulfilled.

12.      MODIFICATIONS

         The Mortgagor shall not in any way proceed to make any alterations, changes, modifications, improvements or repairs to the Vessel, its accessories and/or apparel, the aggregate cost of which would exceed ONE MILLION US DOLLARS (US$1,000,000.00), in any single or group of such alterations, changes, modifications, improvements or repairs, without obtaining the prior written consent of the Mortgagee, unless such investment is necessary to maintain the Vessel's class. In any event, the Mortgagor will keep the Mortgagee informed of any major structural alteration or conversion to be made in the Vessel, and will make sure that any such alteration or conversion is acceptable to the Mortgagee.

13.      RECORDATION IN PANAMANIAN REGISTRY

         The Mortgagor covenants that, during the existence of the Mortgage, the Vessel shall continue to be documented pursuant to the laws of the Republic of Panama as a vessel of the Republic of Panama and under Panamanian registry with such endorsements as shall qualify the Vessel for participation in the trades and services to which it may be dedicated from to time, and that the Mortgagor will not cause or allow the abandonment, deletion or removal of the Vessel from the Ship Registry of the Panama Maritime Authority and/or change the nationality of the Vessel without the prior written consent of the Mortgagee. The Mortgagor further covenants that while this Mortgage is in existence, it shall comply with, and shall cause the Vessel to be in compliance with, all applicable laws and regulations of the Republic of Panama, the Federal Republic of Nigeria, and/or any other state or country in which the Vessel is operated.

14.      MAINTENANCE OF CONDITION AND CLASS

         The Mortgagor covenants and agrees that the Mortgagor shall at all times and without cost or expense to the Mortgagee maintain and preserve the Vessel or cause the Vessel to be maintained and preserved in good working condition and sufficient state of repair consistent with first-class ship-ownership and management practice employed by owners of vessels of similar size and type, in order to avoid any possible depreciation in its value which may have adverse consequences on the security hereby established, excepting normal wear and tear to result from proper usage of the Vessel. The Mortgagor will keep the Vessel or cause her to be kept in such state and condition as will entitle her to maintain her current class status free of recommendations and notations affecting class and qualifications and change of class.

15.      NOTIFICATION OF EVENTS

         The Mortgagor shall give notice as soon as possible to the Mortgagee, by cable, telex or other similar mechanical means, from the nearest place offering any such services, of any accident which may involve repairs costing ONE MILLION US DOLLARS (US$1,000,000.00) or more, loss of class, seizure in time of peace and/or war, bottomry, average and salvage, as well as of any assistance whatsoever that may be rendered to the Vessel by third parties, and of any legal proceedings that may be commenced against the Vessel, and in no event later than forty-eight (48) hours after becoming aware of the occurrence of any of the events mentioned in this clause.

16.      PAYMENTS OF OUTGOINGS

         The Mortgagor shall pay when due all debts, damages and liabilities whatsoever which have given or may give rise to maritime or possessory Liens (other than the Lien of this Mortgage) or any claims enforceable against the Vessel and all tolls, dues, Taxes, assessments, governmental charges, fines and penalties lawfully charged on or in respect of the Vessel and all other outgoings whatsoever in respect of the Vessel; and the Mortgagee may require that the Mortgagor deliver to the Mortgagee all receipts, liquidations and any other documents showing conclusively the Mortgagor's compliance with its obligations pursuant to this Section or that any such tolls, dues, Taxes, assessments, charges, fines, dues and penalties are being diligently contested in good faith by the Mortgagor and that any such disputes remain pending; provided, however, that proper reserve for payment of such disputed taxes, contributions, charges, tariffs, fines, dues and penalties has been made by the Mortgagor and is likewise evidenced to the Mortgagee.

17.      FINANCIAL INFORMATION

         The Mortgagor shall supply to the Mortgagee such financial and other information with respect of the Mortgagor and the Vessel as the Mortgagee may from time to time reasonably require.

18.      REPAIRER'S LIEN

         Unless with the previous written consent in writing of the Mortgagee, the Mortgagor shall not put the Vessel into the possession of any Person for the purpose of work being done upon her in an amount exceeding or likely to exceed ONE MILLION US DOLLARS (US$1,000,000.00) or its equivalent in any other currency unless such Person shall first have given to the Mortgagee and in terms satisfactory to it, a written undertaking not to exercise any lien on the Vessel or her Earnings for the cost of such work or otherwise.

19.      MORTGAGOR'S REPRESENTATIONS

         Without prejudice to any of the other representations, covenants and warranties herein made, the Mortgagor represents unto the Mortgagee the following:

                           (i) That it is a company duly organised, existing and in good standing in the Republic of Panama, with sufficient capacity to grant this Mortgage, and qualified to engage in the business and activities in which it is engaged.

                           (ii) That it has taken all necessary corporate or other action required to authorize the execution, delivery and performance of this Mortgage.

                           (iii) That the execution, delivery and performance of this Mortgage will not constitute a breach or violation of any provision of its Articles of Incorporation, By-Laws, if any have been adopted, or other corporate documents.

                           (iv) That the execution, delivery and performance of this Mortgage will not constitute default or possible default, that is to say, an event which with the lapse of time or notice or both would constitute an event of default, under any existing or future contract, agreement or other instrument to which it is or may be a party or by which any of its properties or assets are or may be bound, nor will it otherwise make or give cause for any obligation to which it is a party to become immediately due and payable or otherwise enforceable.

                           (v) That the execution, delivery and performance of the Mortgage does not violate any law, decree, rule, resolution or other regulation or decision of any judicial, administrative or municipal authority applicable thereto.

                           (vi) That it is not a defendant party in any litigation or administrative proceeding from which an adverse material decision might emerge; nor does it expect any such litigation or proceeding to be initiated against it.

20.      EVENTS OF DEFAULT

         Any of the following events or circumstances shall constitute an "Event of Default" under this Mortgage:

                  (a) A Total Loss of the Vessel occurs and either (i) the proceeds of the Insurances or Requisition Compensation, as the case may be, are not paid to the Mortgagee within ninety (90) calendar days of the occurrence of the event constituting said Total Loss, or (ii) within forty five (45) calender days of the occurrence of the event constituting said Total Loss the Mortgagee does not receive a written commitment, acceptable in form and content to the Mortgagee, from the relevant insurer, association or club or from the requisitioning party, that such proceeds will be paid over to the Mortgagee;

                  (b) Any governmental or other approval, authorization or consent necessary for the Mortgagor to fulfil any of its obligations under this Mortgage or otherwise to give full effect hereto is revoked or otherwise modified in a manner unacceptable to the Mortgagee.

                  (c) The occurrence of any Event of Default (as such term is defined in the Credit Agreement).

21.      POWERS OF THE MORTGAGEE ON EVENT OF DEFAULT

         Upon the occurrence of any Event of Default contemplated in Clause 20 hereof, the Mortgagee shall become entitled, as and when it may see fit, with or without notice to the Mortgagor, and without first or contemporaneously proceeding against the Mortgagor or the Mortgagor's assets or against any other security held by the Mortgagee, to put into force and exercise all powers possessed by it as Mortgagee of the Vessel and in particular to:

                  (a) Declare all outstanding Secured Obligations immediately due and payable, after which said amounts will cause interest to accrue at the Default Rate until full payment there is received by the Mortgagee after as well as before judgment;

                  (b) Recover judgment for and collect out of foreclosure on the Vessel on the Secured Obligations;

                  (c) Take possession of and manage the Vessel, with or without legal process, at any time, wherever the same may be, and to thereby hold, and in its name or that of the Mortgagor, lease, charter, operate or otherwise use the Vessel for such time and on such terms as the

Mortgagee may deem advisable, and to collect all Earnings and Insurances and make use thereof to cancel the Secured Obligations, as provided in Clause 24 hereof; being obligated to return to the Mortgagor only the net profit, if any, resulting therefrom, and in connection with such use of the Vessel to employ, in accordance with reasonable business judgment, such agents, brokers, accountants, receivers, masters, engineers, officers, crew, servants and workmen upon such terms as to remuneration or otherwise as the Mortgagee may consider convenient in accordance with reasonable business judgment and, to dock the vessel free of charge, if at the premises of the Mortgagor, or elsewhere, at the expense of the Mortgagor, and to repair, renew, alter, insure, cover, survey and reclass the Vessel or any part of her, and generally to do or cause to be done all such acts matters or things and enter into all such engagements and arrangements for the operation, working and maintenance or repair of the Vessel as the Mortgagee shall consider convenient in accordance with reasonable business judgment and as if it were the owner of the Vessel;

                  (d) Demand collect and retain all Earnings and Insurances whether or not the same shall have become due or relate to any period prior to the Mortgagee taking possession of the Vessel, and the proceeds of any sale of the Vessel, and from such proceeds to deduct:

                           (i) a reasonable sum for management of the Vessel during any period or periods in which it shall have had possession of the Vessel, and all expenses and disbursements it shall incur in exercising any of its rights under this Clause;

                           (ii)     the reasonable fees, charges and
                  remuneration of any Persons or corporations involved in relation to the management or operation of the Vessel; and

                           (iii) all the reasonable costs and running expenses of the Vessel; and to apply the net profits, if any, in such manner and order as specified in Clause 24 hereof;

                  (e) Sell the Vessel or any interest therein free from claim of or by the Mortgagor without judicial process, in such place, time and manner as is commercially reasonable under the circumstances and notice of sale will be given by registered air mail, postage pre-paid to the last known address of Mortgagor at least thirty (30) days prior to the scheduled date for such sale and by publication in a daily newspaper of general circulation in the City of Panama, Republic of Panama, not less than twenty (20) calendar days in advance of the sale, to satisfy the requirement of notice of sale to the Mortgagor and the other registered mortgagees, contained in Article 1527 of the Panama Code of Commerce. Such notice shall be necessary only in respect of the initial date of sale. Should an adjournment of the sale be deemed necessary for any reason by the Mortgagee, a new date, time and place for the sale may be set by the Mortgagee at the time of adjournment provided notice of such new date, time and place is given to Mortgagor in accordance with the foregoing terms of this clause (e). At the sale, the Mortgagee may purchase the Vessel and may apply upon the purchase price thereof any Secured Obligations secured hereby. It is expressly stated that upon payment of the purchase price, the purchasers shall acquire good and peaceful title to the Vessel at any such non-judicial sale, and shall not be affected by any claim or potential claim of the Mortgagor or of any Person laying claim to the Vessel through the Mortgagor, whether or not such claim or potential claim comes to the knowledge of the purchaser; and

                  (f) In the Mortgagee's own name or in the name of the Mortgagor or in the name of the Vessel to demand, sue for, receive and give valid receipts for all moneys due to the Mortgagor in connection with the Vessel, and to institute such legal proceedings as the Mortgagee shall think proper in connection with such monies and to defend, discharge, compound, release and compromise any legal proceedings brought against the Mortgagor as owner of the Vessel, or against the Vessel or its master.

22.      THE MASTER

         The Mortgagor hereby agrees that if the Mortgagee shall exercise any of its powers under the foregoing Clause 21 the master of the Vessel for the time being shall be entitled to and shall act on the orders of the Mortgagee on proof only that the Person giving such order is the Mortgagee or a duly appointed representative of the Mortgagee and without the need to prove to the master's satisfaction that the Mortgagee is entitled to such exercise of the right of giving orders.

23.      SALE PROVISIONS

                  (a) Any sale of the Vessel effected under this Mortgage, whether by foreclosure or otherwise, shall operate to divest all right, title, interest or claim of the Mortgagor in and to the Vessel enforceable by the Mortgagor and by all Persons laying claim to the Vessel through the Mortgagor.

                  (b) In any sale of the Vessel under this Mortgage the purchaser shall not be bound to enquire or to establish whether or not the power of sale has arisen or become exercisable, nor as to the propriety and regularity of such sale, nor shall any such purchaser or purchasers be affected by notice that such sale was or is unnecessary or improper and, notwithstanding any impropriety or irregularity, any such sale shall, as regards the protection of the Vessel and the purchaser's title thereto, be deemed valid and effectual; the only remedy of the Mortgagor in respect of any alleged impropriety or irregularity shall be for damages against or from the Mortgagee.

                  (c) Upon any sale of the Vessel effected under this Mortgage the receipt of the Mortgagee or of the court officer conducting any such sale for the purchase money and any other moneys so paid shall be a full and sufficient discharge to any purchaser and no such purchaser, or his representatives, successors or assigns, after paying such moneys and receiving such receipt, shall be concerned with the application of such moneys to any purpose of this Mortgage or in any manner be answerable for any loss, mis-application or non-application of any such moneys or any part thereof.

                  (d) Upon completion of any non-judicial sale of the Vessel effected under this Mortgage, the Mortgagee shall execute and deliver to the purchaser a good and sufficient instrument in respect of the sale and transfer of the Vessel and for that purpose the Mortgagor hereby irrevocably appoints (coupled with the interest of the Mortgagee in this security) the Mortgagee to be its lawful attorney in its name and stead to execute all instruments and other documents in relation to any such sale PROVIDED ALWAYS that the Mortgagor shall, if so requested by the Mortgagee or any purchaser of the Vessel, confirm any sale by executing and forthwith delivering such instruments as may be designated in any such request.

24.      APPLICATION OF PROCEEDS

         The proceeds of any sale of the Vessel, of any Insurances, of any judgment collected by the Mortgagee for any default hereunder, or any Earnings or Requisition Compensation, or as otherwise received by the Mortgagee hereunder, together with the proceeds of any claims for damages received by the Mortgagee pursuant to or under the terms of this Mortgage, the application of which has not elsewhere herein been specifically provided for, shall be applied as follows:

         FIRST: To the payment of the expenses, liabilities and costs made or incurred by the Mortgagee in the exercise or protection of its rights or in the pursuance of its remedies hereunder, including but not limited to the expenses of any sale, retaking, or collection of any insurance payments, and attorney's fees, court costs and any other expenses, liabilities or advances made or incurred by the Mortgagee, and adequately to indemnify the Mortgagee against all claims asserting priority over or equality with the right of the Mortgagee over the Vessel;

         SECOND: To interest and fees accrued and unpaid in respect of the Secured Obligations and then to principal sums due in respect of the Secured Obligations;

         THIRD: To the payment of all other non-contingent Secured Obligations;

         FOURTH: By deposit into the Cash Collateral Account, an amount sufficient to cash collateralize all contingent Secured Obligations as contemplated by the Credit Agreement; and

         FIFTH: To the payment of any surplus thereafter remaining to the Mortgagor or to whomsoever may be lawfully entitled thereto.

         PROVIDED ALWAYS that in the event that such moneys are insufficient to pay the amounts specified in FIRST through FOURTH above the Mortgagee shall be entitled to collect the balance from the Mortgagor personally or from any other Person liable therefor.

25.      EVENT OF ARREST OR DETENTION

         In the event that the Vessel shall be arrested or detained by any officer of any court or by any other authority of any kind or in the event that the Mortgagee may become entitled to proceed as provided for in Clause 21 hereof, the Mortgagor hereby irrevocably appoints the Mortgagee and its officers or representatives (coupled with the interest of the Mortgagee in this security) to do any and all acts and things which they may deem necessary or convenient, as if they were the Mortgagor, including without limitation, to receive or take possession and appoint receivers, managers or other agents of and for the Vessel, to sell and dispose of the Vessel, to defend any action, to pay any debt, to negotiate, settle, accept and produce a partial or full discharge on recovery under any Insurances, and to settle and compromise or otherwise discharge any lien or claim affecting the Vessel.

26.      POWERS OF MORTGAGEE CUMULATIVE AND NO WAIVER

         Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy given herein or now or hereafter existing at law, in admiralty, by statute or otherwise, and each and every power and remedy whether given herein or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and, except for the running of the pertinent statute of limitations as may be established by applicable law, the delay or omission to exercise or the failure to exercise or the partial exercise of any such power or remedy shall not be construed as a waiver of the right to exercise simultaneously any other power or remedy nor as a waiver of the right to subsequently proceed to make use of the same or of any other power or remedy.

27.      CONTINUING SECURITY

         The security created by this Mortgage constitutes a continuing security for the payment of all Secured Obligations and for the performance and observance of and compliance with the covenants, terms and conditions contained in this Mortgage, the Credit Agreement, or any other Credit Document, and the security created by this Mortgage shall not be satisfied by any intermediate payment or satisfaction of any portion of the Secured Obligations and the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Mortgagee for all or any portion of the Secured Obligations hereby secured, and enforcement of the security so created shall not be dependent on nor subordinate to enforcement of any other security created under any other Credit Document, and may be sought, in whole or in part, simultaneously with or alternatively to the taking of any remedial action under any of the Credit Documents.

28.      INDEMNITY

         THE MORTGAGOR HEREBY AGREES AND UNDERTAKES to indemnify the Mortgagee against:

                  (a) All obligations and liabilities whatsoever and whensoever arising which the Mortgagee may incur in good faith in respect of in relation to or in connection with the Vessel its Earnings, Requisition Compensation and Insurances or otherwise howsoever in relation to or in connection with any of the matters dealt with in this Mortgage, the Credit Agreement or any other Credit Documents;

                  (b) Any loss or damage or expense incurred by the Mortgagee in the enforcement of the security created hereby.

29.      GOVERNING LAW

         All the rights and obligations arising from this Mortgage shall be governed by and construed in accordance with the laws of the Republic of Panama.

30.      JURISDICTION

         The Mortgagor agrees that, subject to applicable law, this Mortgage may be enforced by the Mortgagee in whichever jurisdiction the Vessel may be found, including without limitation in the competent courts of the Federal Republic of Nigeria, or in the competent courts of the Republic of Panama or in such other jurisdiction as the Mortgagee may select. Should the Vessel be present in the jurisdiction where enforcement of the Mortgage is sought and to the extent permitted by applicable law, suit may be brought in rem against the Vessel and/or in personam against the Mortgagor, the master of the Vessel being at all times deemed to be the legal and judicial representative of the Mortgagor and, as such, authorized and empowered to receive service of process on its behalf.

31.      UNENFORCEABILITY OF CLAUSES

         If for any reason whatsoever any court or other judicial body should find any of the clauses or stipulations of the Mortgage or parts of such clauses or stipulations invalid or unenforceable, this finding shall be restricted to the enforceability or validity of the said particular clause or stipulation or part of such clause or stipulation and shall not be interpreted as affecting the validity or enforceability of any other clause or stipulation of the Mortgage or of the affected clause or stipulation or part thereof in any other jurisdiction.

32.      FURTHER ASSURANCE

         The Mortgagor hereby further undertakes at its own expense to execute, sign, delivery, file, or register every such instrument or document, and to do all other acts and things, as the Mortgagee may reasonably request, to mortgage and charge the Vessel, to perfect the security constituted by this Mortgage, or as contemplated by this Mortgage, the Credit Agreement, or any other Credit Documents.

33.      NOTICES

         All notices, approvals, consents or other communications provided for herein may be given to the Mortgagee or the Mortgagor, as the case may be, either personally, in which case said notice, approval, consent or communication shall be deemed received upon delivery, or by certified airmail, postage pre-paid, in which case said notice, approval, consent or communication shall be conclusively presumed to have reached its destination seven (7) calendar days from the date of its posting, or by confirmed telex, cable or other mechanical or electronic means, confirmed by airmail, in which case said notice, approval, consent or communication shall be conclusively presumed to have reached its destination immediately after sending, and for this purpose the letter of confirmation shall be disregarded. The following addresses are agreed to by the parties for the purposes of providing notice:

                           To the Mortgagee:

                           CREDIT LYONNAIS NEW YORK BRANCH

                           1301 Avenue of the Americas
                           New York, New York  10019
                           U. S. A.
                           Attn.: Loan Administration

                           To the Mortgagor:

                           WILLBROS MARINE ASSETS, INC
                           c/o WILLBROS U.S.A., INC.
                           4400 Post Oak Parkway
                           Suite 1000
                           Houston, Texas 77027
                           U. S. A.
                           Attn.: Vice President, Finance and Accounting

or to such other address as a party may notify the other in writing in accordance with this clause

34.      COST OF REGISTRATION AND RELEASE OF MORTGAGE

         All costs, fees and expenses to be incurred upon the execution, delivery, protocolization and recordation of this Mortgage at the Panama Public Registry and those concerning its release shall be for the account of the Mortgagor.

35.      NOTICE OF AGREEMENT AND INTERPRETATION OF DOCUMENTS

                  (a) For the purposes of public notice, the Credit Documents and the rights and obligations arising therefrom, as hereby secured, may be ascertained in conformed copies of said Credit Documents kept at the address of the Mortgagee above mentioned.

                  (b) In case of conflict between the provisions of the Credit Agreement and this Mortgage, the provisions of the Credit Agreement shall prevail, provided however that this will not be in any way interpreted or applied to prejudice the legality, validity or enforceability of this Mortgage.

                  (c) The original of this Mortgage is executed in English. In case of any discrepancy between the English version of this Mortgage and the Spanish translation thereof, the English version shall prevail.

36.      POWER OF ATTORNEY

         Both the Mortgagor and the Mortgagee hereby confer a special power of attorney on the law firm Arias, Fabrega & Fabrega, in the Republic of Panama, with the right of substitution and the power to revoke the same, and to take any and all necessary action to preliminarily register, protocolize and definitively register this Mortgage at the Panama Public Registry.

37.      ASSIGNMENT

         The rights and obligations of the Mortgagee under this Mortgage may be assigned without prior written consent of the Mortgagor.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, on the date and place first above written, the Mortgagor has executed and delivered and the Mortgagee has accepted in its entirety this First Preferred Naval Mortgage, as it is hereafter subscribed by the authorised representatives of both parties.

                                            WILLBROS MARINE ASSETS, INC.

                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this First Preferred Naval Mortgage and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said First Preferred Naval Mortgage on behalf of WILLBROS MARINE ASSETS, INC.

                                            ____________________________________
                                            My commission expires:


                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this First Preferred Naval Mortgage and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said First Preferred Naval Mortgage on behalf of CREDIT LYONNAIS NEW YORK BRANCH.

                                            ____________________________________
                                            My commission expires:


                 [SIGNATURE PAGE TO MUSKETEER PLEDGE AGREEMENT]

                                   EXHIBIT K-2

              FORM OF ST. VINCENT AND THE GRENADINES SHIP MORTGAGE

                                    MORTGAGE

         On the [__] day of June, 2002, this Mortgage (the "Mortgage") is entered into by and between, on the one part, WILLBROS MARINE ASSETS, INC., a company organized and existing under the laws of the Republic of Panama (the "Mortgagor", which expression shall include its successors and assigns), with offices at c/o WILLBROS U.S.A., Inc., 4400 Post Oak Parkway, Suite 1000, Houston, Texas, 77027, U.S.A., and, on the other part, CREDIT LYONNAIS NEW YORK BRANCH, a French banking corporation acting through its New York Branch and having its offices at 1301 Avenue of the Americas, New York, New York 10019 U.S.A. (the "Mortgagee" or the "Agent", which expression includes its successors and assigns), as Agent for itself and the financial institutions that from time to time may be parties to the Credit Agreement in accordance with the following terms and conditions:

         WHEREAS, the Mortgagor is the sole legal owner of the whole (100%) of the Vessel (as herein defined).

         WHEREAS, pursuant to the terms of a Credit Agreement dated as of June 14, 2002 (the "Credit Agreement"), the Banks agreed to make available to Willbros Group, Inc. (the "Company"), the Mortgagor and the other Obligors (as defined in the Credit Agreement) (each, an "Obligor" and together, the "Obligors") a revolving credit facility available for loans and letters of credit upon the terms and conditions set forth in the Credit Agreement and the other Credit Documents, up to a maximum available principal amount equal to ONE HUNDRED AND FIFTY MILLION US DOLLARS (US$ 150,000,000.00).

         WHEREAS, the Banks have conditioned their obligations under the Credit Agreement upon the execution and delivery by the Mortgagor of this Mortgage, and the Mortgagor has agreed to enter into the Mortgage.

         NOW, THEREFORE, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Mortgagor and the Mortgagee agree as follows:

1.       DEFINED TERMS

(a) All capitalized terms used herein and not defined elsewhere in this Mortgage shall have the meanings assigned such terms in the Credit Agreement. In addition to any other capitalized terms defined elsewhere in this Mortgage, the following terms and expressions shall have the following meanings:

         "Applicable Margin" means, with respect to interest and fees described in the Pricing Schedule (i) on any day when no Event of Default has occurred and is continuing, the per annum percentage, expressed in basis points, set forth for such interest and fees in the

         Pricing Schedule determined by the Ratio of Consolidated Debt to Adjusted EBITDA on such date, and (ii) on any day when an Event of Default (as defined in the Credit Agreement) has occurred and is continuing, the "Applicable Margin" determined pursuant to clause (i) above from the Pricing Schedule for the applicable interest or fees, plus two hundred (200) basis points per annum.

         "Base Rate" means, for any day, a rate per annum equal to the higher of
         (a) the Prime Rate for such day and (b) the sum of 1/2 of 1% plus the Federal Funds Rate for such day. Any change in the Base Rate established by the Agent shall take effect at the opening of business on the day specified in the public announcement of such change. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient bids or publications in accordance with the terms of the Credit Agreement, the Base Rate shall be the Prime Rate until the circumstances giving rise to such inability no longer exist.

         "Base Rate Loan" means a Loan that bears interest as provided in the Credit Agreement at a rate per annum based on the Base Rate.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorised or required by law to close or, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or an Interest Period for, a Eurodollar Rate Loan or a notice with respect to any such borrowing, payment, prepayment or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank Dollar market.

         "Commitments" means, the commitments of the Banks to make Loans and to issue and/or participate in Letters of Credit.

         "Conversion Date" means any date on which the Company elects to convert a Base Rate Loan to a Eurodollar Rate Loan or a Eurodollar Rate Loan to a Base Rate Loan.

         "Credit Documents" means the Credit Agreement, this Mortgage and all other documents, instruments, agreements, certificates and notices at any time executed and/or delivered to the Agent or any Bank in connection therewith.

         "Default Rate" means, for any day, the Base Rate plus the Applicable Margin for Base Rate Loans on such day, plus two percent (2%).

         "Earnings" means all moneys whatsoever due or to become due to the Mortgagor at any time during the Security Period arising out of the use or operation of the Vessel, including (but without prejudice to the generality of the foregoing) all freight, hire (including, but not limited to all payments from any charterparty or pool agreement) and passage moneys, compensation payable to the Mortgagor in the event of requisition of the Vessel, all remuneration for salvage and towage services, demurrage and detention moneys and any damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel.

         "Eurodollar Rate" means, for each Interest Period for any Eurodollar Rate Loan, an interest rate per annum (rounded upward, if necessary, to the nearest 1/100th of one percent), determined pursuant to the following formula:

              Eurodollar Rate =                      LIBOR
                                 ---------------------------------------------
                                      1.00 - Eurodollar Reserve Percentage

         Where "Eurodollar Reserve Percentage" means for any Interest Period for Eurodollar Rate Loans the maximum reserve percentage (expressed as a decimal, rounded upward, if necessary, to the nearest 1/100th of one percent) as determined by the Agent in effect on the date LIBOR for such Interest Period is determined (whether or not applicable to any Bank) under regulations issued from time to time by the U.S. Federal Reserve Board for determining the maximum reserve requirement (including basic, emergency, supplemental and other marginal reserve requirements) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period; and "LIBOR" means for any Interest Period for Eurodollar Rate Loans, the per annum rate of interest determined by the Agent to be the arithmetic mean (rounded upward, if necessary, to the nearest 1/100th of one percent) of the offered quotations appearing on Telerate Page 3750 (or if such Telerate page shall not be available, any successor or similar service selected by the Agent). If none of such Telerate Page 3750 or any successor or similar service is available, "LIBOR" applicable to any Interest Period for Eurodollar Rate Loans shall be the per annum rate (rounded upward, if necessary, to the nearest 1/100th of one percent) determined by the Agent based upon rates quoted at approximately 10:00 a.m. (London time) (or as soon thereafter as practicable) on the day two Business Days prior to the first day of such Interest Period for the offering by the Agent to leading dealers in the London interbank Dollar market of Dollar deposits for delivery on the first day of such Interest Period, in immediately available funds and having a term comparable to such Interest Period and in an amount comparable to the principal amount of the respective Eurodollar Rate Loan to which such Interest Period relates. Each determination by the Agent of the Eurodollar Reserve Percentage and LIBOR shall be conclusive and binding, absent manifest error.

         "Eurodollar Rate Loan" means a Loan that bears interest as provided in the Credit Agreement at a rate per annum based on the Eurodollar Rate.

         "Event of Default" means any of the events specified in Section 20 hereof.

         "Excess Risks" means the proportion of claims for general average and salvage charges and under the ordinary running-down clause not recoverable in consequence of the value at which a vessel is assessed for the purpose of such claim exceeding her insured value.

         "Financial Indebtedness" means, without duplication, (a) any indebtedness for borrowed money, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all non-contingent reimbursement obligations with respect to any letter of credit, third party guarantee, or surety bond, (d) all contingent reimbursement obligations with respect to any financial guarantee, financial surety bond, financial standby letter of credit (other than an Existing LC that is backed up by a Letter of Credit), or similar financial instrument ensuring a Person against loss related to a financial obligation, and (e) all Capital Lease Obligations.

         "Hedging Obligations" means, with respect to any Obligor, obligations of such Obligor, in each case incurred in the ordinary course of business of such Obligor and not for speculative purposes, under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, (ii) other agreements or arrangements designed to protect such Obligor against fluctuations in interest rates, (iii) agreements with respect to foreign exchange purchases and sales, and (iv) any foreign currency futures contract, option or similar agreement or arrangement designed to protect such Obligor against fluctuations in foreign currency rates.

         "Insurances" means all insurance coverages and all policies and contracts of insurance (which expression also includes all entries of the Vessel in a protection and indemnity or war risks club or association), including but not limited to those policies and contracts of insurance concerning fire and marine risks, including but not limited to additional perils (pollution) coverage, Excess Risks and freight interest risks, which are from time to time taken out or entered into in respect of the Vessel or its Earnings or otherwise howsoever in connection with the Vessel at the Mortgagee's option (on a full reimbursement basis from the Mortgagor) and all benefits thereby, which coverages, policies and contracts shall effect insurances in respect of the Vessel and its Earnings against risk, loss or damage of the kinds customarily insured against by Persons employing vessels of such type, size and class as the Vessel in the same or similar business as the business of the Mortgagor and in the jurisdictions where the Vessel operates.

         "Interest Period" means, with respect to any Eurodollar Rate Loan, the period commencing on the Business Day the Loan is disbursed or continued or on the Conversion Date on which the Loan is converted to the Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Company on behalf of any Borrower, subject to certain restrictions specified in the Credit Agreement.

         "Loan" means any loan or advance made to an Obligor as a Borrower under the Credit Agreement.

         "Maturity Date" means the earlier to occur of (a) June 14, 2005 or (b) the date on which the Commitments shall otherwise terminate in accordance with the provisions of the Credit Agreement.

         "Persons" means an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

         "Prime Rate" means the rate of interest publicly announced by the Mortgagee at its office in New York, New York from time to time as its prime rate.

         "Protection and Indemnity Risks" means the usual risks covered by a first class English or Norwegian protection and indemnity association including the proportion not recoverable in case of collision under the ordinary running-down clause.

         "Ratio of Consolidated Debt to Adjusted EBITDA" means the ratio of the Consolidated Debt to Adjusted EBITDA for the Company and its consolidated Subsidiaries, determined as of the most recent fiscal quarter end of the Company.

         "Required Amount" means (i) in the case of fire and marine risks (including but not limited to Excess Risks, hull interest and freight interest) and War Risks, not less than one hundred per cent (100%) of the fair market value of the Vessel as of the date of this Mortgage, and (ii) in the case of Protection and Indemnity Risk and additional perils (pollution) coverage, the fullest amount of coverage available for the size and vessel type of the Vessel and, in respect of the lawful cargo carrying activities, to which the Vessel is intended.

         "Requisition Compensation" means all moneys or other compensation payable during the Security Period by reason of requisition for title or other compulsory acquisition of the Vessel other than by requisition for hire.

         "Secured Obligations" means all amounts owing from time to time by the Mortgagor or any other Obligor to the Banks under the Credit Agreement or the other Credit Documents, or in respect of any permitted secured Hedging Obligations.

         "Security Period" means the period commencing on the date of this Mortgage and terminating upon discharge of the security created hereby by payment of all Secured Obligations.

         "Subsidiary" means any corporation, association, partnership, joint venture or other business entity of which forty-nine (49%) or more of the voting stock or other equity interests is owned or controlled directly or indirectly by a Person or by one or more other subsidiaries or parent entities of such Person or by any combination of the foregoing. For purposes of this Mortgage, The Oman Construction Company L.L.C., a company organized under the laws of the Sultanate of Oman, and Willbros Nigeria Limited and Willbros (Offshore) Nigeria Limited, each a company organized under the laws of the Federal Republic of Nigeria, will be treated as wholly-owned Subsidiaries of the Company.

         "Taxes" means any taxes, levies, imposts, duties, charges, fees, deductions and withholdings levied or imposed by any governmental or other taxing authority whatsoever.

         "Total Loss" means:

                  (i) the actual, constructive, arranged, agreed or compromised total loss of the Vessel;

                  (ii) the requisition for title or other compulsory acquisition or forfeiture of the Vessel otherwise than by requisition for hire;

                  (iii) capture, seizure, arrest, detention or confiscation of the Vessel by any government or by Persons whether or not acting or purporting to act on behalf of any government, unless the Vessel shall be released from such capture, seizure, arrest, detention or confiscation within one (1) month after occurrence of any such event.

         "US$" or "Dollars" means the lawful currency of the United States of America.

         "Vessel" means the whole of the motor vessel "WB 82", of the following dimensions and tonnages:

                      Length overall:       [_____] mts.

                      Breadth:              [_____] mts.

                      Depth:                [_____]   mts.

                      Tons Gross:           [________]

                      Tons Net:             [________]

         having International Call Signs [______] and Provisional Patente of Navigation Number [________], and which appears registered in favour of the Mortgagor at the [Microfilm (Mercantile) Section] of the [St. Vincent and the Grenadines Maritime Commission located in Geneva, Switzerland] at [Microjacket ____, Roll ____, Frame __, since [DAY MONTH YEAR]], and includes her engines, generators, machinery and equipment, masts, winches, anchors, chains, pumps and pumping equipment, furniture and fittings, boats, tackle, outfit, spare gear, fuel, consumable or other stores belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

         "War Risks" includes the risk of mines and all risks excluded from the standard form of English or Norwegian marine policy by the free of capture and seizure clause.

(b) In this Mortgage, unless the contrary intention appears, a reference to:

                 (i) a provision of law or regulation is a reference to that provision as amended or re-enacted;

                  (ii)  a Clause or a Schedule is a reference to a clause or a schedule in this Mortgage;

                  (iii) any Person or juridical person is a reference to its successors and assigns; and

                  (iv) this Mortgage, the Credit Agreement, any other Credit Document or any other such document is a reference to this Mortgage, the Credit Agreement, such other Credit Document or such other document as amended, novated or supplemented from time to time.

(c) Where the context of this Mortgage so allows, words importing the singular include the plural and words importing the masculine gender include the feminine and neuter and vice versa.

(d) The headings in this Mortgage are for convenience only and are to be ignored in construing this Mortgage.

2.       GRANT OF MORTGAGE

         In order to secure payment of the Secured Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions contained in this Mortgage, the Credit Agreement, and the other Credit Documents, the Mortgagor, as sole legal owner of the whole (100%) of the vessel, has GRANTED, CONVEYED and MORTGAGED and does by these presents GRANT, CONVEY and MORTGAGE unto the Mortgagee for the benefit of the Banks and their respective successors and assigns, a Mortgage on the Vessel, securing the payment of a maximum principal amount of United States Dollars One Hundred and Fifty Million (US$150,000,000.00) plus all other amounts for whatsoever reason at any one time forming part of the Secured Obligations, and the performance and observance of, and compliance with, the covenants, terms and conditions contained in this Mortgage, the Credit Agreement, and the other Credit Documents, to have and to hold the same unto the Mortgagee for the benefit of the Banks, and this Mortgage constitutes a Mortgage lien on the Vessel.

3.       INTEREST AND FEES

         (a) In respect of the Loans:

         (1) Each Loan accrues interest as provided in the Credit Agreement on the outstanding principal amount thereof from the date when made until it is paid in full at a rate per annum equal to the Eurodollar Rate or the Base Rate, as the case may be, plus the Applicable Margin therefor specified in the Pricing Schedule.

         (2) Provided no Event of Default has occurred and is continuing, interest on each Loan shall be payable as provided in the Credit Agreement, but no less than quarterly in arrears. After the occurrence and during the continuation of any Event of Default or after acceleration, interest shall be due on demand.

         (b) In respect of the Letters of Credit:

         (1) Each Obligor for whose account a Letter of Credit is issued has unconditionally and irrevocably agreed in the Credit Agreement to reimburse the Issuing Bank for each payment made by the Issuing Bank under such Letter of Credit on the date the Issuing Bank makes such payment. Any such reimbursement obligation not made when due accrues interest at a rate per annum equal to the Default Rate, payable on demand.

         (2) Each Obligor for whose account a Letter of Credit is issued has unconditionally and irrevocably agreed in the Credit Agreement to pay fees in respect thereof as provided in the Credit Agreement at a rate equal to the Applicable Margin for such Letter of Credit fees, such fees due and payable quarterly in arrears and calculated at the Applicable Margin specified therefor in the Pricing Schedule.

         (c) In respect of the Commitments, the Obligors have agreed to pay commitment fees in respect of the unused portion of the maximum committed amount from time to time, such fees being due and payable quarterly in arrears and calculated at the Applicable Margin specified therefor in the Pricing Schedule.

         (d) All interest and any other payments under the Credit Agreement, this Mortgage or any other Credit Document of an annual nature shall accrue from day to day and shall be calculated on the actual number of days elapsed and a year of 360 days, except in the case of interest payable in respect of Base Rate Loans (to the extent the Base Rate is then determined by the Prime Rate) which shall calculated on the actual number of days elapsed in a year of 365 or 366 days, as the case may be.

         4.    PREPAYMENT AND REPAYMENT

         (a) Under the Credit Agreement, and subject to the terms thereof, the Loans may be repaid and reborrowed prior to the Maturity Date, and under some circumstances, must be repaid prior to the Maturity Date.

         (b) Under the Credit Agreement, following any drawing paid by the issuer of a Letter of Credit, the respective Borrower for whose account such Letter of Credit was issued must reimburse the issuer for the amount so paid on the date the issuer makes such payment.

         5.      COSTS, EXPENSES AND INDEMNITIES

         (a) The Mortgagor shall pay to the Mortgagee, upon demand, all expenses (including but not limited to legal fees, out-of-pocket expenses and value-added taxes if any) incurred by the Mortgagee in connection with the preparation, execution and (where appropriate) recording of the this Mortgage and any other documents delivered pursuant to the Mortgage or in connection with the preservation or enforcement of any rights hereunder and thereunder.

 (b) All advances and expenditures which the Mortgagee in its discretion may incur for repairs, insurance premiums, payments of claims, whether or not giving rise to liens or privileges on the Vessel, defense of suits, or for any other purpose whatsoever related hereto or to the Credit Agreement or the other Credit Documents, and all expenses, losses or damages sustained by the Mortgagee because of default under this Mortgage or any other Credit Document shall be repaid by the Mortgagor on demand and until so repaid shall be a debt due from the Mortgagor to the Mortgagee secured by this Mortgage, and shall subject to the Default Rate. The Mortgagee shall not be bound to make any such advances or expenditures nor shall the making thereof relieve the Mortgagor of any obligation or default with respect thereto.

(c) All payments to be made by the Mortgagor shall be made without set-off or counterclaim.

(d) All payments to be made by the Mortgagor shall be made free and clear of and without deduction for or on account of any present or future Taxes of any nature now or hereafter imposed unless the Mortgagor is compelled by law to make payment subject to any such Taxes. In that event, the Mortgagor shall (i) pay to the Mortgagee such additional amounts as may be necessary to ensure that the Mortgagee, receives a net amount equal to that which it would have received had such payment not been made subject to any Taxes, and (ii) deliver to the Mortgagee, within ten
         (10) calendar days of any request by it, an official receipt in respect of the payment of any Taxes so deducted.

(e) The Mortgagor hereby agrees that no payment to the Mortgagee under this Mortgage or any other Credit Document pursuant to any judgment or order of any court or otherwise shall operate to discharge the liability of the Mortgagor for payment of the Secured Obligations unless and until payment in full of the Secured Obligations shall have been received by the Mortgagee for the benefit of the Banks. To the extent that the amount of any such payment shall be made in a currency other than U.S. Dollars and on actual conversion from such currency shall fall short of the amount of the relevant obligation expressed in U.S. Dollars, the Mortgagee and the Banks shall have a further and separate cause of action against the Mortgagor for the recovery of the amount of the shortfall.

6.       FREEDOM FROM ENCUMBRANCES

         The Mortgagor warrants hereby that the Vessel is free from any Lien whatsoever other than the Lien of this Mortgage, and that it shall warrant and defend title to and possession of the Vessel and every part thereof for the benefit of the Mortgagee and the Banks, against the claims and demands of all Persons whomsoever.

7.       PREVENTION OF AND RELEASE FROM ARREST

         The Mortgagor shall promptly discharge all debts, damages and other liabilities or obligations whatsoever which have given or may give rise to maritime or possessory liens on or claims enforceable against the Vessel which may arise from time to time as a result of the use and operation thereof, and in the event of an attachment, seizure or arrest of the Vessel or other detention thereof in the exercise of any of the aforesaid liens, shall procure the release from such attachment, seizure, arrest or detention forthwith upon receiving notice thereof, by providing bail or otherwise as the circumstances may require, within THIRTY (30) calendar days of the occurrence of any such event unless the Mortgagee consents to a longer period. The Mortgagor shall give prompt written notice to the Mortgagee of any such seizure, arrest or detention as soon as possible after becoming aware of the occurrence of any such event.

8.      PREVENTION OF VARIOUS OBLIGATIONS

        Neither the Mortgagor nor any charterer nor the Master of the Vessel nor any other Person has or shall have any right, power or authority to create or to permit the creation of any obligations whatsoever involving the use or operation of the Vessel which may give rise to liens or privileges thereon, other than the obligations secured by this Mortgage, and obligations for crew's wages, salvage, stevedores' and other wharfers' compensation or general average contributions, without the written consent of the Mortgagee first obtained. Said written consent to the creation of any single such obligation shall be limited thereto and shall not in any manner be deemed to establish a general or further waiver or consent that extend to any other obligations arising from the use or operation of the Vessel.

9.      NOTICE OF MORTGAGE

        The Mortgagor shall keep or cause to be kept on board the Vessel at all times a copy of this Mortgage in English together with the pertinent documentation of the Vessel and will cause such a copy and documentation to be exhibited on demand to any Person having business with the Vessel or to any representative of the Mortgagee, and will place or cause to be placed and keep prominently displayed in the most accessible of places a framed printed notice of approximately six by nine inches in plain type reading as follows:

                               NOTICE OF MORTGAGE

               This vessel is owned by WILLBROS MARINE ASSETS, INC. and it is subject to a Mortgage dated June 14, 2002, as it may be supplemented or amended from time to time, in favour of CREDIT LYONNAIS NEW YORK BRANCH, as Agent under the Credit Agreement described therein.

               Under the terms of the mortgage, neither the mortgagor, as shipowner, any charterer, the Master of the Vessel nor any other person has any right, power or authority to create, incur or permit to be placed or imposed or continued upon this vessel any lien whatsoever other than for salvage, crew's wages, stevedores' and other wharfers' compensation and general average contributions.

10.     INSURANCES

         (a) The Mortgagor at its expense shall keep the Vessel and her rights fully covered by the Insurances, in each case in the Required Amount and/or with such insurers (or, in the case of War Risks and Protection and Indemnity Risks, such English or Norwegian war risks and protection and indemnity clubs or associations and policies) and by utilizing the services of such first class insurance brokers as the Mortgagee may approve. The Mortgagor agrees that it will punctually pay all insurance premiums, will timely submit (when relevant) U.S. Voyage Declarations in accordance with the Protection and Indemnity Risk terms of cover, will timely renew the Insurances and ensure that annual certificates are delivered to the Mortgagee evidencing that the Vessel is insured and that the Mortgagee is noted as mortgagee and loss payee in all the Vessel's insurance policies.

         (b) With respect to Protection and Indemnity Risks coverage, all moneys for claims under said coverage shall be paid to the Mortgagor; provided, however, that upon the occurrence of an Event of Default (as defined herein), all moneys for claims under said coverage shall be paid directly to the Mortgagee or as the Mortgagee may direct. The Mortgagor shall obtain the necessary consents or endorsements in the instruments of coverage or undertakings from the relevant protection and indemnity association or club where the Vessel may be entered which the Mortgagee may deem necessary or acceptable in order to substantially obtain and preserve the benefits of this Clause.

         (c) The Mortgagor shall procure that all instruments of coverage referred to in this Clause as relate to Insurances are effected through the approved brokers and are deposited with the approved brokers and that the approved brokers furnish the Mortgagee with pro forma copies thereof and a letter or letters of undertaking in such form as may be from time to time required by the Mortgagee.

         (d) The Mortgagor shall procure that any protection and indemnity and/or war risks clubs or associations wherein the Vessel is entered shall furnish the Mortgagee with a letter or letters of undertaking in such form as may from time to time be requested by and acceptable to the Mortgagee.

         (e) The Mortgagor hereby further undertakes that it shall deliver to the Mortgagee certificates of insurance with respect to insurance policies or other instruments or documents evidencing insurance coverage, naming the Mortgagor as loss payee (or with undertakings acceptable to the Mortgagee in the case of war risks and/or protection and indemnity clubs or associations).

         (f) All policies, binders, contracts, receipts and cover notes shall upon request from the Mortgagee be delivered to the Mortgagee with evidence satisfactory to it that the Mortgagor has kept up due and punctual payment of all premiums, fees or contributions payable with respect to all risk coverages required hereby and by the Credit Agreement. The Mortgagor shall notify and request per notice of cancellation clauses acceptable to the Mortgagee all insurers, clubs or associations (except war risk associations where seven (7) calendar days advance notice shall be required) to agree in advance to notify the Mortgagee at least fourteen (14) calendar days prior to the expiration or cancellation of any risk coverage herein contemplated, and prior to any material alteration to said coverage. The Mortgagor shall promptly extend or renew all said risk coverage as may be necessary from time to time and will furnish proof thereof to the Mortgagee no later than fourteen (14) calendar days (seven (7) calendar days in the case of war risk insurance) prior to each date of expiration. The Mortgagee reserves the right to make any payments, settlements or take any other action with the insurers, associations or clubs to extend, maintain or renew any such insurance or risk coverage and to avoid the cancellation or expiration of any insurance policy or coverage herein provided for, but shall be under no obligation to do so. The Mortgagee also reserves the right to approve or disapprove of any material alteration to the said risk coverage, which approval shall not be unreasonably withheld. All amounts so expended by the Mortgagee shall be payable by the Mortgagor to the Mortgagee on demand and, until payment thereof is fully made, shall be an obligation secured by this Mortgage forming a portion of the Secured Obligations. The Mortgagor shall obtain the necessary consents or endorsements in the instruments of coverage (or undertakings acceptable to the Mortgagee in the case of war risks and/or protection and indemnity clubs or associations), from the relevant insurers, clubs or associations where the Vessel may be entered or covered, which the Mortgagee may deem necessary to obtain and preserve the benefits of this Clause.

         (g) The Mortgagee shall have the right at its discretion, if it considers that the risk coverage of the Vessel is not satisfactory, to demand prompt compliance by the Mortgagor in obtaining any further risk coverage which the Mortgagee may reasonably deem necessary or, in the absence of said prompt compliance, to proceed itself to obtain the necessary additional insurance or cover at the expense of the Mortgagor with the amount thereby invested to be repayable on demand, secured by this Mortgage.

         (h) If any of the Insurances is part of a fleet coverage, the Mortgagor shall procure that the insurers undertake to the Mortgagee that they shall neither set-off against any claims in respect of the Vessel any premium(s) due in respect of other vessels under such fleet coverage or any premium due for other insurances, nor cancel any of the Insurances for reason of non-payment of premiums for other vessels under such fleet coverage or premiums for other insurances, and shall undertake to issue a separate policy or policies in respect of the Insurances or any part thereof on or with respect to the Vessel, if and when so requested by the Mortgagee.

         (i) Upon occurrence of an Event of Default, as provided for in Clause 20 hereof, the Mortgagee shall be entitled to settle any dispute with the insurers, associations or clubs which may arise from their liability under the respective insurance contracts or other instruments of coverage or on the amount of compensation which they may be required to pay, with binding effects on the rights of the Mortgagor under such insurance or cover. The Mortgagor shall obtain the necessary consents from its insurers and war risks and protection and indemnity clubs or associations in which the Vessel may be entered, and inclusion, in the respective insurance policies and other instruments of coverage or by way of an undertaking of the protection and indemnity associations or clubs, acceptable to the Mortgagee, of any references which the Mortgagee may deem necessary to obtain and preserve this option for its benefit.

11.     EMPLOYMENT

         (a) The Mortgagor shall not employ the Vessel or suffer her employment to carry any contraband goods, to run blockades, to deviate into waters not fully covered under any or all of the Insurances herein contemplated, to trade or carry on business which is forbidden by international law or which is otherwise illicit or to carry illicit or prohibited goods which may render the Vessel subject to condemnation in a prize court, destruction, seizure or confiscation. The Mortgagor shall obtain additional insurance coverage deemed adequate in the opinion of the Mortgagee prior to employing the Vessel (i) in any part of the world in which armed conflict, political violence, warfare, civil unrest, insurrection, piracy or any other form of hostilities is reasonably expected to occur or is occurring, (ii) in any zone that has been declared a war zone by any government or by the Vessel's War Risk insurers, or
(iii) in a manner which in any way may imperil the protection acquired through any of the Insurances.

         (b) The Mortgagor hereby covenants with the Mortgagee during the life of this Mortgage that, if and when the Vessel trades in United States waters, the conditions of the United States of America regarding the Certificate of Financial Responsibility ("COFR") will be fulfilled.

12.     MODIFICATIONS

        The Mortgagor shall not in any way proceed to make any alterations, changes, modifications, improvements or repairs to the Vessel, its accessories and/or apparel, the aggregate cost of which would exceed ONE MILLION US DOLLARS (US$1,000,000.00), in any single or group of such alterations, changes, modifications, improvements or repairs, without obtaining the prior written consent of the Mortgagee, unless such investment is necessary to maintain the Vessel's class. In any event, the Mortgagor will keep the Mortgagee informed of any major structural alteration or conversion to be made in the Vessel, and will make sure that any such alteration or conversion is acceptable to the Mortgagee.

13.     RECORDATION

        The Mortgagor covenants that, during the existence of the Mortgage, the Vessel shall continue to be documented pursuant to the laws of St. Vincent and the Grenadines as a vessel of St. Vincent and the Grenadines and under St. Vincent and the Grenadines registry with such endorsements as shall qualify the Vessel for participation in the trades and services to which it may be dedicated from to time, and that the Mortgagor will not cause or allow the abandonment, deletion or removal of the Vessel from the Registry of the Commissioner for Maritime Affairs of St. Vincent and the Grenadines and/or change the nationality of the Vessel without the prior written consent of the Mortgagee. The Mortgagor further covenants that while this Mortgage is in existence, it shall comply with, and shall cause the Vessel to be in compliance with, all applicable laws and regulations of St. Vincent and the Grenadines, the Federal Republic of Nigeria, and/or any other state or country in which the Vessel is operated.

14.     MAINTENANCE OF CONDITION AND CLASS

        The Mortgagor covenants and agrees that the Mortgagor shall at all times and without cost or expense to the Mortgagee maintain and preserve the Vessel or cause the Vessel to be maintained and preserved in good working condition and sufficient state of repair consistent with first-class ship-ownership and management practice employed by owners of vessels of similar size and type, in order to avoid any possible depreciation in its value which may have adverse consequences on the security hereby established, excepting normal wear and tear to result from proper usage of the Vessel. The Mortgagor will keep the Vessel or cause her to be kept in such state and condition as will entitle her to maintain her current class status free of recommendations and notations affecting class and qualifications and change of class.

15.     NOTIFICATION OF EVENTS

        The Mortgagor shall give notice as soon as possible to the Mortgagee, by cable, telex or other similar mechanical means, from the nearest place offering any such services, of any accident which may involve repairs costing ONE MILLION US DOLLARS (US$1,000,000.00) or more, loss of class, seizure in time of peace and/or war, bottomry, average and salvage, as well as of any assistance whatsoever that may be rendered to the Vessel by third parties, and of any legal proceedings that may be commenced against the Vessel, and in no event later than forty-eight (48) hours after becoming aware of the occurrence of any of the events mentioned in this clause.

16.     PAYMENTS OF OUTGOINGS

        The Mortgagor shall pay when due all debts, damages and liabilities whatsoever which have given or may give rise to maritime or possessory Liens (other than the Lien of this Mortgage) or any claims enforceable against the Vessel and all tolls, dues, Taxes, assessments, governmental charges, fines and penalties lawfully charged on or in respect of the Vessel and all other outgoings whatsoever in respect of the Vessel; and the Mortgagee may require that the Mortgagor deliver to the Mortgagee all receipts, liquidations and any other documents showing conclusively the Mortgagor's compliance with its obligations pursuant to this Section or that any such tolls, dues, Taxes, assessments, charges, fines, dues and penalties are being diligently contested in good faith by the Mortgagor and that any such disputes remain pending; provided, however, that proper reserve for payment of such disputed taxes, contributions, charges, tariffs, fines, dues and penalties has been made by the Mortgagor and is likewise evidenced to the Mortgagee.

17.     FINANCIAL INFORMATION

        The Mortgagor shall supply to the Mortgagee such financial and other information with respect of the Mortgagor and the Vessel as the Mortgagee may from time to time reasonably require.

18.     REPAIRER'S LIEN

        Unless with the previous written consent in writing of the Mortgagee, the Mortgagor shall not put the Vessel into the possession of any Person for the purpose of work being done upon her in an amount exceeding or likely to exceed ONE MILLION US DOLLARS (US$1,000,000.00) or its equivalent in any other currency unless such Person shall first have given to the Mortgagee and in terms satisfactory to it, a written undertaking not to exercise any lien on the Vessel or her Earnings for the cost of such work or otherwise.

19.     MORTGAGOR'S REPRESENTATIONS

        Without prejudice to any of the other representations, covenants and warranties herein made, the Mortgagor represents unto the Mortgagee the following:

                  (i) That it is a company duly organised, existing and in good standing in the Republic of Panama, with sufficient capacity to grant this Mortgage, and qualified to engage in the business and activities in which it is engaged.

                  (ii) That it has taken all necessary corporate or other action required to authorize the execution, delivery and performance of this Mortgage.

                  (iii) That the execution, delivery and performance of this Mortgage will not constitute a breach or violation of any provision of its Articles of Incorporation, By-Laws, if any have been adopted, or other corporate documents.

                  (iv) That the execution, delivery and performance of this Mortgage will not constitute default or possible default, that is to say, an event which with the lapse of time or notice or both would constitute an event of default, under any existing or future contract, agreement or other instrument to which it is or may be a party or by which any of its properties or assets are or may be bound, nor will it otherwise make or give cause for any obligation to which it is a party to become immediately due and payable or otherwise enforceable.

                  (v) That the execution, delivery and performance of the Mortgage does not violate any law, decree, rule, resolution or other regulation or decision of any judicial, administrative or municipal authority applicable thereto.

                  (vi) That it is not a defendant party in any litigation or administrative proceeding from which an adverse material decision might emerge; nor does it expect any such litigation or proceeding to be initiated against it.

20.     EVENTS OF DEFAULT

        Any of the following events or circumstances shall constitute an "Event of Default" under this Mortgage:

         (a) A Total Loss of the Vessel occurs and either (i) the proceeds of the Insurances or Requisition Compensation, as the case may be, are not paid to the Mortgagee within ninety (90) calendar days of the occurrence of the event constituting said Total Loss, or (ii) within forty five (45) calender days of the occurrence of the event constituting said Total Loss the Mortgagee does not receive a written commitment, acceptable in form and content to the Mortgagee, from the relevant insurer, association or club or from the requisitioning party, that such proceeds will be paid over to the Mortgagee;

         (b) Any governmental or other approval, authorization or consent necessary for the Mortgagor to fulfil any of its obligations under this Mortgage or otherwise to give full effect hereto is revoked or otherwise modified in a manner unacceptable to the Mortgagee.

         (c) The occurrence of any Event of Default (as such term is defined in the Credit Agreement).

21.     POWERS OF THE MORTGAGEE ON EVENT OF DEFAULT

        Upon the occurrence of any Event of Default contemplated in Clause 20 hereof, the Mortgagee shall become entitled, as and when it may see fit, with or without notice to the Mortgagor, and without first or contemporaneously proceeding against the Mortgagor or the Mortgagor's assets or against any other security held by the Mortgagee, to put into force and exercise all powers possessed by it as Mortgagee of the Vessel and in particular to:

         (a) Declare all outstanding Secured Obligations immediately due and payable, after which said amounts will cause interest to accrue at the Default Rate until full payment there is received by the Mortgagee after as well as before judgment;

         (b) Recover judgment for and collect out of foreclosure on the Vessel on the Secured Obligations;

         (c) Subsequent to providing notice of possession and management to the Commissioner for Maritime Affairs of St. Vincent and the Grenadines, take possession of and manage the Vessel, with or without legal process, at any time, wherever the same may be, and to thereby hold, and in its name or that of the Mortgagor, lease, charter, operate or otherwise use the Vessel for such time and on such terms as the Mortgagee may deem advisable, and to collect all Earnings and Insurances and make use thereof to cancel the Secured Obligations, as provided in Clause 24 hereof; being obligated to return to the Mortgagor only the net profit, if any, resulting therefrom, and in connection with such use of the Vessel to employ, in accordance with reasonable business judgment, such agents, brokers, accountants, receivers, masters, engineers, officers, crew, servants and workmen upon such terms as to remuneration or otherwise as the Mortgagee may consider convenient in accordance with reasonable business judgment and, to dock the vessel free of charge, if at the premises of the Mortgagor, or elsewhere, at the expense of the Mortgagor, and to repair, renew, alter, insure, cover, survey and reclass the Vessel or any part of her, and generally to do or cause to be done all such acts matters or things and enter into all such engagements and arrangements for the operation, working and maintenance or repair of the Vessel as the Mortgagee shall consider convenient in accordance with reasonable business judgment and as if it were the owner of the Vessel;

         (d) Demand collect and retain all Earnings and Insurances whether or not the same shall have become due or relate to any period prior to the Mortgagee taking possession of the Vessel, and the proceeds of any sale of the Vessel, and from such proceeds to deduct:

                  (i) a reasonable sum for management of the Vessel during any period or periods in which it shall have had possession of the Vessel, and all expenses and disbursements it shall incur in exercising any of its rights under this Clause;

                  (ii) the reasonable fees, charges and remuneration of any Persons or corporations involved in relation to the management or operation of the Vessel; and

                  (iii) all the reasonable costs and running expenses of the Vessel; and to apply the net profits, if any, in such manner and order as specified in Clause 24 hereof;

         (e) Sell the Vessel or any interest therein free from claim of or by the Mortgagor without judicial process, in such place, time and manner as is commercially reasonable under the circumstances and notice of sale will be given by registered air mail, postage pre-paid to the last known address of Mortgagor at least thirty (30) days prior to the scheduled date for such sale. Such notice shall be necessary only in respect of the initial date of sale. Should an adjournment of the sale be deemed necessary for any reason by the Mortgagee, a new date, time and place for the sale may be set by the Mortgagee at the time of adjournment provided notice of such new date, time and place is given to Mortgagor in accordance with the foregoing terms of this clause (e). At the sale, the Mortgagee may purchase the Vessel and may apply upon the purchase price thereof any Secured Obligations secured hereby. It is expressly stated that upon payment of the purchase price, the purchasers shall acquire good and peaceful title to the Vessel at any such non-judicial sale, and shall not be affected by any claim or potential claim of the Mortgagor or of any Person laying claim to the Vessel through the Mortgagor, whether or not such claim or potential claim comes to the knowledge of the purchaser; and

         (f) In the Mortgagee's own name or in the name of the Mortgagor or in the name of the Vessel to demand, sue for, receive and give valid receipts for all moneys due to the Mortgagor in connection with the Vessel, and to institute such legal proceedings as the Mortgagee shall think proper in connection with such monies and to defend, discharge, compound, release and compromise any legal proceedings brought against the Mortgagor as owner of the Vessel, or against the Vessel or its master.

22.     THE MASTER

        The Mortgagor hereby agrees that if the Mortgagee shall exercise any of its powers under the foregoing Clause 21 the master of the Vessel for the time being shall be entitled to and shall act on the orders of the Mortgagee on proof only that the Person giving such order is the Mortgagee or a duly appointed representative of the Mortgagee and without the need to prove to the master's satisfaction that the Mortgagee is entitled to such exercise of the right of giving orders.

23.     SALE PROVISIONS

         (a) Any sale of the Vessel effected under this Mortgage, whether by foreclosure or otherwise, shall operate to divest all right, title, interest or claim of the Mortgagor in and to the Vessel enforceable by the Mortgagor and by all Persons laying claim to the Vessel through the Mortgagor.

         (b) In any sale of the Vessel under this Mortgage the purchaser shall not be bound to enquire or to establish whether or not the power of sale has arisen or become exercisable, nor as to the propriety and regularity of such sale, nor shall any such purchaser or purchasers be affected by notice that such sale was or is unnecessary or improper and, notwithstanding any impropriety or irregularity, any such sale shall, as regards the protection of the Vessel and the purchaser's title thereto, be deemed valid and effectual; the only remedy of the Mortgagor in respect of any alleged impropriety or irregularity shall be for damages against or from the Mortgagee.

         (c) Upon any sale of the Vessel effected under this Mortgage the receipt of the Mortgagee or of the court officer conducting any such sale for the purchase money and any other moneys so paid shall be a full and sufficient discharge to any purchaser and no such purchaser, or his representatives, successors or assigns, after paying such moneys and receiving such receipt, shall be concerned with the application of such moneys to any purpose of this Mortgage or in any manner be answerable for any loss, mis-application or non-application of any such moneys or any part thereof.

         (d) Upon completion of any non-judicial sale of the Vessel effected under this Mortgage, the Mortgagee shall execute and deliver to the purchaser a good and sufficient instrument in respect of the sale and transfer of the Vessel and for that purpose the Mortgagor hereby irrevocably appoints (coupled with the interest of the Mortgagee in this security) the Mortgagee to be its lawful attorney in its name and stead to execute all instruments and other documents in relation to any such sale PROVIDED ALWAYS that the Mortgagor shall, if so requested by the Mortgagee or any purchaser of the Vessel, confirm any sale by executing and forthwith delivering such instruments as may be designated in any such request.

24.      APPLICATION OF PROCEEDS

         The proceeds of any sale of the Vessel, of any Insurances, of any judgment collected by the Mortgagee for any default hereunder, or any Earnings or Requisition Compensation, or as otherwise received by the Mortgagee hereunder, together with the proceeds of any claims for damages received by the Mortgagee pursuant to or under the terms of this Mortgage, the application of which has not elsewhere herein been specifically provided for, shall be applied as follows:

         FIRST: To the payment of the expenses, liabilities and costs made or incurred by the Mortgagee in the exercise or protection of its rights or in the pursuance of its remedies hereunder, including but not limited to the expenses of any sale, retaking, or collection of any insurance payments, and attorney's fees, court costs and any other expenses, liabilities or advances made or incurred by the Mortgagee, and adequately to indemnify the Mortgagee against all claims asserting priority over or equality with the right of the Mortgagee over the Vessel;

         SECOND: To interest and fees accrued and unpaid in respect of the Secured Obligations and then to principal sums due in respect of the Secured Obligations;

         THIRD: To the payment of all other non-contingent Secured Obligations;

         FOURTH: By deposit into the Cash Collateral Account, an amount sufficient to cash collateralize all contingent Secured Obligations as contemplated by the Credit Agreement; and

         FIFTH: To the payment of any surplus thereafter remaining to the Mortgagor or to whomsoever may be lawfully entitled thereto.

         PROVIDED ALWAYS that in the event that such moneys are insufficient to pay the amounts specified in FIRST through FOURTH above the Mortgagee shall be entitled to collect the balance from the Mortgagor personally or from any other Person liable therefor.

25.      EVENT OF ARREST OR DETENTION

         In the event that the Vessel shall be arrested or detained by any officer of any court or by any other authority of any kind or in the event that the Mortgagee may become entitled to proceed as provided for in Clause 21 hereof, the Mortgagor hereby irrevocably appoints the Mortgagee and its officers or representatives (coupled with the interest of the Mortgagee in this security) to do any and all acts and things which they may deem necessary or convenient, as if they were the Mortgagor, including without limitation, to receive or take possession and appoint receivers, managers or other agents of and for the Vessel, to sell and dispose of the Vessel, to defend any action, to pay any debt, to negotiate, settle, accept and produce a partial or full discharge on recovery under any Insurances, and to settle and compromise or otherwise discharge any lien or claim affecting the Vessel.

26.      POWERS OF MORTGAGEE CUMULATIVE AND NO WAIVER

         Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy given herein or now or hereafter existing at law, in admiralty, by statute or otherwise, and each and every power and remedy whether given herein or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and, except for the running of the pertinent statute of limitations as may be established by applicable law, the delay or omission to exercise or the failure to exercise or the partial exercise of any such power or remedy shall not be construed as a waiver of the right to exercise simultaneously any other power or remedy nor as a waiver of the right to subsequently proceed to make use of the same or of any other power or remedy.

27.      CONTINUING SECURITY

         The security created by this Mortgage constitutes a continuing security for the payment of all Secured Obligations and for the performance and observance of and compliance with the covenants, terms and conditions contained in this Mortgage, the Credit Agreement, or any other Credit Document, and the security created by this Mortgage shall not be satisfied by any intermediate payment or satisfaction of any portion of the Secured Obligations and the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Mortgagee for all or any portion of the Secured Obligations hereby secured, and enforcement of the security so created shall not be dependent on nor subordinate to enforcement of any other security created under any other Credit Document, and may be sought, in whole or in part, simultaneously with or alternatively to the taking of any remedial action under any of the Credit Documents.

28.      INDEMNITY

         THE MORTGAGOR HEREBY AGREES AND UNDERTAKES to indemnify the Mortgagee against:

         (a) All obligations and liabilities whatsoever and whensoever arising which the Mortgagee may incur in good faith in respect of in relation to or in connection with the Vessel its Earnings, Requisition Compensation and Insurances or otherwise howsoever in relation to or in connection with any of the matters dealt with in this Mortgage, the Credit Agreement or any other Credit Documents;

         (b) Any loss or damage or expense incurred by the Mortgagee in the enforcement of the security created hereby.

29.      GOVERNING LAW

         All the rights and obligations arising from this Mortgage shall be governed by and construed in accordance with the laws of St. Vincent and the Grenadines.

30.      JURISDICTION

         The Mortgagor agrees that, subject to applicable law, this Mortgage may be enforced by the Mortgagee in whichever jurisdiction the Vessel may be found, including without limitation in the competent courts of the Federal Republic of Nigeria, or in the competent courts of St. Vincent and the Grenadines or in such other jurisdiction as the Mortgagee may select. Should the Vessel be present in the jurisdiction where enforcement of the Mortgage is sought and to the extent permitted by applicable law, suit may be brought in rem against the Vessel and/or in personam against the Mortgagor, the master of the Vessel being at all times deemed to be the legal and judicial representative of the Mortgagor and, as such, authorized and empowered to receive service of process on its behalf.

31.      UNENFORCEABILITY OF CLAUSES

         If for any reason whatsoever any court or other judicial body should find any of the clauses or stipulations of the Mortgage or parts of such clauses or stipulations invalid or unenforceable, this finding shall be restricted to the enforceability or validity of the said particular clause or stipulation or part of such clause or stipulation and shall not be interpreted as affecting the validity or enforceability of any other clause or stipulation of the Mortgage or of the affected clause or stipulation or part thereof in any other jurisdiction.

32.      FURTHER ASSURANCE

         The Mortgagor hereby further undertakes at its own expense to execute, sign, delivery, file, or register every such instrument or document, and to do all other acts and things, as the Mortgagee may reasonably request, to mortgage and charge the Vessel, to perfect the security constituted by this Mortgage, or as contemplated by this Mortgage, the Credit Agreement, or any other Credit Documents.

33.      NOTICES

         All notices, approvals, consents or other communications provided for herein may be given to the Mortgagee or the Mortgagor, as the case may be, either personally, in which case said notice, approval, consent or communication shall be deemed received upon delivery, or by certified airmail, postage pre-paid, in which case said notice, approval, consent or communication shall be conclusively presumed to have reached its destination seven (7) calendar days from the date of its posting, or by confirmed telex, cable or other mechanical or electronic means, confirmed by airmail, in which case said notice, approval, consent or communication shall be conclusively presumed to have reached its destination immediately after sending, and for this purpose the letter of confirmation shall be disregarded. The following addresses are agreed to by the parties for the purposes of providing notice:

                             To the Mortgagee:

                             CREDIT LYONNAIS NEW YORK BRANCH
                             1301 Avenue of the Americas
                             New York, New York 10019
                             U.S.A.
                             Attn.: Loan Administration

                             To the Mortgagor:

                             WILLBROS MARINE ASSETS, INC
                             c/o WILLBROS USA, INC.
                             4400 Post Oak Parkway
                             Suite 1000
                             Houston, Texas 77027
                             U. S. A.
                             Attn.: Vice President, Finance and Accounting

or to such other address as a party may notify the other in writing in accordance with this clause.

34.      COST OF REGISTRATION AND RELEASE OF MORTGAGE

         All costs, fees and expenses to be incurred upon the execution, delivery, protocolization and recordation of this Mortgage at the St. Vincent and the Grenadines and those concerning its release shall be for the account of the Mortgagor.

35.      NOTICE OF AGREEMENT AND INTERPRETATION OF DOCUMENTS

         For the purposes of public notice, the Credit Documents and the rights and obligations arising therefrom, as hereby secured, may be ascertained in conformed copies of said Credit Documents kept at the address of the Mortgagee above mentioned. In case of conflict between the provisions of the Credit Agreement and this Mortgage, the provisions of the Credit Agreement shall prevail, provided however that this will not be in any way interpreted or applied to prejudice the legality, validity or enforceability of this Mortgage.

36.      POWER OF ATTORNEY

         Both the Mortgagor and the Mortgagee hereby confer a special power of attorney on the law firm of Hughes & Cummings in St. Vincent and the Grenadines, with the right of substitution and the power to revoke the same, and to take any and all necessary action to preliminarily register, protocolize and definitively register this Mortgage at the St. Vincent and the Grenadines.

37.      ASSIGNMENT

         The rights and obligations of the Mortgagee under this Mortgage may be assigned without prior written consent of the Mortgagor.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, on the date and place first above written, the Mortgagor has executed and delivered and the Mortgagee has accepted in its entirety this Mortgage, as it is hereafter subscribed by the authorized representatives of both parties.

                                            WILLBROS MARINE ASSETS, INC.

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________




_________________________________
Notary Public, State of Texas
My Commission Expires: _________



                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________




_________________________________
Notary Public, State of Texas
My Commission Expires: _________

                                    EXHIBIT L

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Security Agreement") is made as of June 14, 2002, among the Persons identified on the signature pages hereto and other Designated Subsidiaries (as defined in the Credit Agreement described herein) made party hereto from time to time (each an "Obligor" and collectively the "Obligors") and Credit Lyonnais New York Branch, individually ("CLNY") and as Agent (in such capacity, the "Agent") for the benefit of the Secured Parties (as defined in the Credit Agreement).

                                    RECITALS

         A. Reference is made to that certain Credit Agreement dated as of the date hereof among the Obligors, the Banks party thereto, the Agent, Credit Lyonnais New York Branch, as a Bank, as Issuing Bank and as Lead Arranger and Joint Book Runner, CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner, and Canadian Imperial Bank of Commerce, as Syndication Agent (such agreement, as amended or supplemented from time to time, the "Credit Agreement") and other Credit Documents, pursuant to which, the Banks have agreed to make available to the Obligors a revolving credit facility for loans and letters of credit upon the terms and conditions set forth therein in an aggregate principal amount not to exceed $150,000,000.

         B. The Banks have conditioned their obligations under the Credit Agreement upon the execution and delivery by each Obligor of this Security Agreement, and the Obligors have agreed to enter into this Security Agreement.

         C. Certain Hedging Obligations entered into among the Obligors and any Bank or Affiliate of a Bank are also required to be secured pursuant to this Security Agreement in an aggregate principal amount not to exceed $300,000,000.

         D. Therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor hereby agrees with the Agent as follows:

                                   ARTICLE 1

                                   DEFINITIONS

         Section 1.01 Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

         Section 1.02 Certain Definitions. As used in this Security Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

         "Chattel Paper" means a writing or writings which evidence a monetary obligation and a security interest in or lease of specific goods, a security interest in or lease of specific goods and software used in such goods, or a security interest in or lease of specific goods and license of software used in such goods.

         "Collateral" has the meaning set forth in Section 2.01 of this Security Agreement.

         "Contracts" shall mean all contracts to which any Obligor now is, or hereafter will be, bound, or a party, beneficiary or assignee (other than rights evidenced by Chattel Paper, Documents or Instruments), all Insurance Contracts, and all exhibits, schedules and other attachments to such contracts, as the same may be amended, supplemented or otherwise modified or replaced from time to time.

         "Contract Documents" means all Instruments, Chattel Paper, letters of credit, bonds, guarantees or similar documents evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, the Contract Rights.

         "Contract Rights" means all of each Obligor's right, title and interest in and to each and all of the Contracts, Contract Documents and the contract rights thereunder, including but not limited to (a) all (i) of each Obligor's rights to payment under any Contract or Contract Document and (ii) payments due and to become due to any Obligor under any Contract or Contract Document, in each case whether as contractual obligations, damages or otherwise, (b) all claims, rights, powers, or privileges and remedies of any Obligor under any Contract or Contract Document, and (c) all of rights of any Obligor under any Contract or Contract Document to make determinations, to exercise any election (including but not limited to election of remedies) or option or to give or receive, enforce or collect any of the foregoing rights or any property which is the subject of any Contract or Contract Document, to enforce or execute any checks, or other instrument or orders, to file any claims and to take any action which, in the opinion of the Agent, may be necessary or advisable in connection with any of the foregoing.

         "Document" shall mean a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

         "Equipment" shall mean any equipment now or hereafter owned or leased by any Obligor, or in which any Obligor holds or acquires any other right, title or interest, constituting "equipment" under the UCC, including without limitation all construction equipment, marine vessels, barges, dredges, pipelaying equipment, transportation equipment, and camp equipment and all other machinery, tools, office equipment, furniture, furnishings, fixtures, vehicles, motor vehicles, and any manuals, instructions, blueprints, computer software (including software that is imbedded in and part of the equipment) and similar items which relate to the above, and any and all additions, substitutions and replacements of any of the foregoing, wherever located together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "Fixtures" shall mean any fixtures now or hereafter owned or leased by any Obligor, or in which any Obligor holds or acquires any other right, title or interest, constituting "fixtures" under the UCC and any and all additions, substitutions and replacements of any of the foregoing, wherever located together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "General Intangibles" means all general intangibles now or hereafter owned by any Obligor, or in which any Obligor holds or acquires any other right, title or interest, constituting "general intangibles" or "payment intangibles" under the UCC, including, but not limited to, all trademarks, trademark applications, trademark registrations, tradenames, fictitious business names, business names, company names, business identifiers, prints, labels, trade styles and service marks (whether or not registered), trade dress, including logos and/or designs, copyrights, patents, patent applications, goodwill of such Obligor's business symbolized by any of the foregoing, trade secrets, license agreements, permits, franchises, and any rights to tax refunds to which an Obligor is now or hereafter may be entitled.

         "Instruments" shall mean an "instrument" as defined in the UCC, including without limitation any Negotiable Instruments or any writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which in the ordinary course of business transferred by delivery with any necessary endorsement or assignment (other than Instruments constituting Chattel Paper).

         "Inventory" shall mean all of the inventory of each Obligor, or in which any Obligor holds or acquires any right, title or interest, of every type of description, now owned or hereafter acquired and wherever located, and in any event includes all goods (including goods in transit) which are held for sale, lease or other disposition, including those out on lease or consignment or to be furnished under a contract of service, together with all documents of title covering any inventory, including without limitation work in process, material used or consumed in the Obligors' business, now owned or hereafter acquired by any Obligor, all Proceeds thereof and products of such inventory in any form whatsoever; and all other items hereafter acquired by any Obligor by way of substitution, replacement return, repossession or otherwise, and all additions and accessions thereto, and any other item constituting "inventory" under the UCC.

         "Insurance Contracts" means all contracts and policies of insurance and re-insurance maintained or required to be maintained by or on behalf of the Obligors under the Credit Documents.

         "Investment Property" shall mean all "investment property" as defined in the UCC, including, without limitation, all securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts, and commodity accounts, now or hereafter owned by any Obligor, or in which any Obligor holds any other right, title or interest.

         "Negotiable Instrument" shall mean a "negotiable instrument" as defined in the UCC.

         "Proceeds" shall mean all proceeds of any or all of the Collateral, including without limitation (a) any and all proceeds of, and all claims for, any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by a Governmental Authority (or any person acting under color of governmental authority), (c) all proceeds received or receivable when any or all of the Collateral is sold, exchanged or otherwise disposed, whether voluntarily, involuntarily, in foreclosure or otherwise, and (d) any and all other amounts form time to time paid or payable under or in connection with any of the Collateral.

         "Receivables" shall mean all rights of each Obligor to payment for goods sold or leased, services performed, or otherwise, whether now in existence or arising from time to time hereafter, including, without limitation, rights arising under any of the Contracts or evidenced by an account, note, contract, security agreement, chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), or other evidence of indebtedness or security, together with all of the right, title and interest of such Obligor in and to (a) all security pledged, assigned, hypothecated or granted to or held by such Obligor to secure the foregoing, (b) all of such Obligor's right, title and interest in and to any goods or services, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney granted to such Obligor for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, correspondence, credit files, records, ledger cards, invoices, and other papers relating thereto, including without limitation all similar information stored on a magnetic medium or other similar storage device and other papers and documents in the possession or under the control of such Obligor or any computer bureau from time to time acting for such Obligor, (f) all evidences of the filing of financing statements and other statements granted to such Obligor and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing.

         "Secured Obligations" shall mean (a) all Obligations payable by the Obligors to the Secured Parties under the Credit Documents, and (b) any and all Hedging Obligations payable by any Obligor to a Bank or any Affiliate of a Bank to the extent such Hedging Obligations were permitted to be incurred pursuant to the Credit Agreement.

         "Secured Parties" means the Agent, the Issuing Bank, and the Banks.

         "Security Agreement" shall mean this Security Agreement, as the same may be modified, supplemented or amended from time to time in accordance with its terms.

         "UCC" shall mean the Uniform Commercial Code in effect in the State of New York, as amended from time to time.

                                   ARTICLE 2

                                SECURITY INTEREST

         Section 2.01 Grant of Security Interest. To secure the prompt payment and performance of the Secured Obligations and the performance by the Obligors of their obligations under the Credit Documents, each Obligor hereby assigns and grants to the Agent for the benefit of the Secured Parties a lien on and a continuing security interest in, and right of set-off against, such Obligor's right, title and interest in, to and under (all items described in this Section 2.01, whether now owned or hereafter acquired by such Obligor and wherever located and whether now owned or hereafter existing or arising, collectively, the "Collateral"):

         (a) each and every Contract, all Contract Rights, Contract Documents and Receivables associated with such Contracts and each and every document granting security to any Obligor under any such Contract;

         (b) each and every Receivable;

         (c) all Inventory;

         (d) all Equipment;

         (e) all General Intangibles;

         (f) all Investment Property;

         (g) all Fixtures;

         (h) all amounts from time to time held in the Cash Collateral Account and in any other checking, savings, deposit or other account of any Obligor, all monies, proceeds or sums due or to become due therefrom or thereon and all documents (including, but not limited to passbooks, certificates and receipts) evidencing all funds and investments held in such accounts;

         (i) any Governmental Requirements now or hereafter held by any Obligor (except that any Governmental Requirement which would by its terms or under applicable law become void, voidable, terminable or revocable by being subjected to the Lien of this Security Agreement or in which a Lien is not permitted to be granted under applicable law, is hereby excluded from such Lien to the extent necessary so as to avoid such voidness, voidability, terminability or revocability);

         (j) any right to receive a payment under any hedging agreement in connection with a termination thereof;

         (k) without limiting the generality of the foregoing, all other personal property, including but not limited to goods, Instruments, Chattel Paper, Documents, credits, claims, demands and assets of such Obligor, whether now existing or hereafter acquired from time to time; provided, however, stock or any other equity interest in any Subsidiary is excluded from the security interests created pursuant to this Security Agreement; and

         (l) any and all additions, accessions and improvements to, all substitutions and replacements for and all products and Proceeds of or derived from all of the foregoing items described above in this Section 2.01.

         It is expressly contemplated that additional property may from time to time be pledged, assigned or granted by an Obligor (whether now or hereafter party to the Credit Agreement) to the Agent as additional security for the Secured Obligations, and the term "Collateral" shall be deemed for all purposes hereof to include all such additional property, together with all other property of the types described above related thereto. Notwithstanding the foregoing, "Collateral" as used herein and the defined terms used above in the description of Collateral shall not include any item of property to the extent that an Obligor's grant of a security interest in such Obligor's right, title and interest to such item of property is prohibited by (or otherwise requires the consent to such grant under) an applicable contractual obligation or requirement of law or would give any other Person the right to terminate its obligations with respect to such item of property unless any necessary consent to the grant of such a security interest (in the reasonable judgement of both the Company and the Agent) has been obtained.

         Section 2.02 Security Interest Absolute. All rights of the Agent and the Secured Parties hereunder shall be absolute and unconditional irrespective of:

         (a) any change in the time, manner or place of payment of, or in any other term of, all of any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Credit Document;

         (b) any exchange, release or nonperfection of any other collateral, or any release from, amendment to, waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

         (c) to the fullest extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Obligor as a third party pledgor.

         Section 2.03 Power of Attorney. Each Obligor hereby constitutes and appoints the Agent as such Obligor's attorney-in-fact, at such Obligor's cost and expense, to exercise, in the Agent's discretion after the occurrence and during the continuance of an Event of Default, all or any of the following powers, which, being coupled with an interest, shall be irrevocable until all of the Secured Obligations have been paid in full and the Commitments have been terminated and the Letters of Credit have expired or been terminated or cash collaterized as contemplated by the Credit Agreement:

         (a) to obtain and adjust insurance under insurance policies naming such Obligor as an insured party;

         (b) to receive, take, endorse, sign, assign, deliver and collect, all in the Agent's name or such Obligor's name, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

         (c) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

         (d) to receive, open and dispose of all mail addressed to such Obligor with respect to the Collateral which comes into the possession of the Agent and to notify postal authorities to change the address for delivery thereof to such address as the Agent designates, with a copy of such notice to such Obligor;

         (e) to request from account obligors of such Obligor, in the Obligor's name or the Agent's name or that of the Agent's designee, information concerning the Receivables and the amounts owing thereon;

         (f) to transmit to account obligors indebted on Receivables notice of the Agent's interest therein;

         (g) to notify account obligors indebted on Receivables to make payment directly to the Agent; and

         (h) to take or bring, in such Obligor's name or the Agent's name, all steps, actions, suits or proceedings deemed by the Agent necessary or desirable to enforce or effect collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Contract or the rights of the Agent with respect to any of the Collateral.

         Section 2.04 Obligors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Obligor shall remain liable to perform all of its obligations under or with respect to the Collateral and to perform all duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release any Obligor from its duties or obligations under the Credit Documents and (c) none of the Secured Parties shall have any obligation or liability under the Credit Documents by reason of this Security Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of any Obligor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         Each Obligor represents and warrants as of the date hereof and as of the date of each Loan or Letter of Credit that:

         Section 3.01 Security Documents. This Security Agreement, together with
(x) the filing of financing statements in the offices set forth on Schedule 3.01 with respect to the named Obligor, (y) the delivery to the Agent or a third party custodian of any Collateral in which a security interest is perfected by possession, and (z) when executed and delivered, the execution and delivery by the Obligors of an Account Control Agreement with respect to Collateral consisting of Investment Property and deposit accounts (as defined in the UCC) which are maintained by a financial institution in the United States (or any similar agreement with respect to Investment Property and deposit accounts maintained by a financial institution outside of the United States, to the extent required by local law), is sufficient to create in favor of the Agent for the benefit of the Secured Parties, as security for the payment and performance of the Secured Obligations, a valid and enforceable perfected security interest in and on all of the Collateral, superior to and prior to all Liens other than Permitted Liens, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect that affect creditors' rights generally or (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         Section 3.02 Ownership of Collateral; No Liens. Except as otherwise permitted by the Credit Agreement, each Obligor has good and valid title to its Collateral free and clear of any adverse claim, lien, security interest, option or other charge or encumbrance except for Permitted Liens, and such Obligor has full right, power and authority to assign and grant a security interest in its Collateral to the Agent. Each Obligor shall defend the Collateral against all Liens, other than Permitted Liens, and demands of all Persons (other than the Agent and the Banks) at any time claiming the same or any interest therein.

         Section 3.03 No Required Consents. No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority (other than the filing of financing statements, and notices to be delivered pursuant to the U.S. Assignment of Claims Act in respect of any pledge of a Receivable for which the account obligor is the U.S. government or any department or agency thereof) is required for (i) the due execution, delivery and performance by each Obligor of this Security Agreement, (ii) the grant of the security interests granted herein, (iii) the perfection of such security interests, or (iv) the exercise by the Agent of its rights and remedies under this Security Agreement. Each Obligor which has pledged its rights to payment under a contract subject to the U.S. Assignment of Claims Act hereby consents to the Agent's sending of any notices required to comply with the U.S. Assignment of Claims Act in respect of the Agent's security interest in Receivables arising under such contract.

         Section 3.04 No Filings By Third Parties. Except as set forth in
Schedule 3.04, no financing statement or other public notice or recording covering the Collateral is on file in any public office (other than any financing statement or other public notice or recording naming Agent as the secured party therein or which is to be released pursuant to relevant documentation delivered to the Agent as of the date hereof), and, except as otherwise permitted by the Credit Agreement, no Obligor will execute any financing statement or other public notice or recording (other than any financing statement or other public notice or recording naming Agent as the secured therein) so long as any of the Secured Obligations are outstanding.

         Section 3.05 No Name Changes. Except as described in the last sentence of this Section, each Obligor has not, during the preceding five years, entered into any contract, agreement, security instrument or other document using a name other than, or been known by or otherwise used any name other than the name reflected on the signature pages to this Security Agreement. Each name reflected on the signature pages to this Security Agreement is the exact legal name of such Obligor under its jurisdiction of formation. MSI Energy Services Inc. ("MSI") was formed by amalgamation with Willbros Canada Acquisition Corporation, and prior to April 1999, MSI was known as "Alberta Surface Systems Limited".

         Section 3.06 Location of Obligors; Agent and Collateral. Each Obligor's registered office, principal place of business and its chief executive office is located as the address set forth on Schedule 3.06(A) hereto. The originals of all Contracts, Contract Documents and documents evidencing Receivables of each Obligor, and the only original books of accounts and records concerning the Collateral of such Obligor, are kept at such Obligor's chief executive office. The equipment owned by each of the Obligors named on Schedule 3.06(B) is located as indicated next to such Obligor's name on such Schedule, or as otherwise notified to the Agent prior to any move of such equipment to any new location. Except for the Obligors named on Schedule 3.06(B), no other Obligor is the owner of any equipment. The Agent's address is set forth on Schedule 3.06(C).

         Section 3.07 Collateral. All statements or other information provided by the Obligors to Agent with respect to the Collateral is correct and complete in all material respects. The delivery at any time by any Obligor (whether nor or hereafter party to the Credit Agreement) to Agent of additional Collateral or of additional descriptions of Collateral shall constitute a representation and warranty by such Obligor to Agent hereunder that the representations and warranties of this Article 3 are correct insofar as they would pertain to such Collateral or the descriptions thereof.

                                   ARTICLE 4

                            COVENANTS AND AGREEMENTS

         Each Obligor will at all times comply with the covenants and agreements contained in this Article 4 until all of the Secured Obligations have been paid in full and the Commitments have been terminated and the Letters of Credit shall have expired or been terminated or cash collateralized as contemplated by the Credit Agreement.

         Section 4.01 Change in Location of Collateral or Obligor's Name. Each Obligor shall not establish a new location for its principal place of business or chief executive office or change its name or carry on any business under any name other than the name reflected on the signature pages to this Security Agreement until such Obligor has given the Agent not less than thirty (30) days' prior written notice of its intention to do so, clearly describing such new location or specifying such new name, as the case may be, and providing such other information in connection therewith as the Agent may reasonably request.

         Section 4.02 Financing Statements and Registrations. Each Obligor agrees to sign and deliver to the Agent such financing statements or registrations, in form suitable to reflect the security interests granted hereunder, as the Agent reasonably determines are necessary or desirable to establish and maintain a valid, enforceable, perfected security interest in the Collateral, all in accordance with the laws which govern perfection of the security interests hereunder. The Obligors will pay any applicable filing fees and related expenses. Each Obligor authorizes the Agent to file in such jurisdictions as determined by the Agent any such financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Obligor where permitted by applicable law. Upon the request of any Obligor, the Agent shall promptly deliver, or cause to be delivered, to such Obligor copies of any such statements or amendments.

         Section 4.03 Documents; Collateral in Possession of Third Parties. Each Obligor shall deliver and pledge to the Agent any and all Investment Property, Instruments, Documents, Contract Documents or other Collateral or documents evidencing Collateral (in each case to the extent a security interest may be perfected by possession), endorsed and/or accompanied by such instruments of assignment and transfer and consents as the Agent may request, all in such form and substance as the Agent may request in order to perfect the security interests granted by this Security Agreement in any Collateral, at the expense of the Obligors. If any Collateral is at any time in the possession or control of any warehouseman, bailee, agent or independent contractor, the Obligors shall notify such Person of the Agent's security interest in such Collateral. Upon the Agent's request, the Obligors shall instruct any such Person to hold all such Collateral for the Agent's account subject to an Obligor's instructions, or, if an Event of Default shall have occurred, subject to the Agent's instructions.

         Section 4.04 Control of U.S. Investment Property. Each Obligor shall take any and all actions reasonably requested by the Agent to ensure that the Agent has "control" (within the meaning of Section 8-106 of the UCC) of Collateral constituting Investment Property and deposit accounts (as defined in the UCC) located in the United States, including, but not limited to, the execution of an Account Control Agreement.

         Section 4.05 Reimbursement of Expenses. Each Obligor hereby assumes all liability for the Collateral, the security interests created hereunder and any use, possession, maintenance, management, enforcement or collection of any or all of the Collateral. Each Obligor agrees to indemnify and hold the Agent harmless from and against and covenants to defend the Agent against any and all losses, damages, claims, costs, penalties, liabilities and expenses, including, without limitation, court costs and attorneys' fees, incurred because of, incident to, or with respect to the Collateral (including, without limitation, any use, possession, maintenance or management thereof, or any injuries to or deaths of persons or damage to property), except where due to the gross negligence or willful misconduct of the Agent. All amounts for which any Obligor is liable pursuant to this Section 4.05 shall be due and payable by the Obligors to the Agent upon demand. If the Obligors fail to make such payment upon demand (or if demand is not made due to an injunction or stay arising from bankruptcy or other proceedings) and the Agent pays such amount, the same shall be due and payable by the Obligors to the Agent, plus interest thereon from the date of the Agent's demand (or from the date of the Agent's payment if demand is not made due to such proceedings) at the Default Rate.

         Section 4.06 Insurance Proceeds. In addition to the insurance requirements set forth in the Credit Agreement, each policy for property damage insurance maintained by any Obligor shall name the Agent for the benefit of the Secured Parties as loss payee for all amounts payable by the insurer with respect to property damage or losses of at least $1,000,000 per occurrence.

         Section 4.07 Taxes. Each Obligor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including without limitation, claims for labor, materials and supplies) against such Obligor's Equipment and Inventory; provided, however, that such Obligor shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to such Obligor's property and becomes enforceable against such Obligor's other creditors.

         Section 4.08 Further Assurances. Upon the request of the Agent, each Obligor shall (at such Obligor's expense) execute and deliver all such assignments, certificates, financing statements or other documents and give further assurances and do all other acts and things as the Agent may reasonably request to perfect the Agent's interest in the Collateral or to protect, enforce or otherwise effect the Agent's rights and remedies hereunder, including without limitation, obtaining any authorization, consent or approval of, or filing any notice with, any governmental authority or regulatory body of any jurisdiction as the Agent may reasonably request (to the extent such actions are both cost-effective and practical).

                                    ARTICLE 5
              SPECIAL PROVISIONS CONCERNING RECEIVABLES, CONTRACTS,
                            INSTRUMENTS AND ACCOUNTS

         Section 5.01 Maintenance of Records. Each Obligor will keep and maintain, at its own cost and expense, satisfactory and complete records of its Receivables, including but not limited to records of all payments received and all credits granted thereon, and each Obligor will make the same available to the Agent for inspection at any reasonable time after reasonable notice as the Agent may reasonably request. If upon the occurrence and during the continuation of an Event of Default, the Agent so directs, each Obligor shall, at its own cost and expense, deliver all tangible evidence of its Receivables (including without limitation all documents evidencing the Receivables) and books and records that the Agent may reasonably request to the Agent or to its representatives (copies of which evidence and books and records may be retained by such Obligor) at such times as the Agent may reasonably request. If, upon the occurrence and during the continuation of an Event of Default, the Agent directs, each Obligor shall legend in form and substance reasonably satisfactory to the Agent, the Receivables and Contracts and Contract Documents, as well as books, records and documents of such Obligor evidencing or pertaining to the Receivables, with an appropriate references to the fact that such items of Collateral have been assigned to the Agent as security and that the Agent has a security interest therein.

         Section 5.02 Payments Under Contracts and Receivables.

         (a) Notice to Obligors under Contracts. Each Obligor further agrees and confirms that, upon the occurrence and continuation of an Event of Default and upon the request of the Agent, each Obligor will notify each party to any Contracts of the assignment thereof to the Agent, instruct each of them that all payments due or to become due and all amounts payable to such Obligor under such Contracts shall, until the Secured Obligations are paid in full and the Commitments have been terminated, be made to the Bank Accounts for application in accordance with the Credit Agreement, and, if requested by the Agent and reasonably feasible, obtain a written consent and acknowledgement from them in form and substance reasonably acceptable to the Agent. Unless notified to the contrary by the Agent, such Obligor shall, at its own cost and expense, enforce collection of any amounts payable under the Contracts.

         (b) Payments to Agent. Until the Secured Obligations are paid in full and the Commitments have been terminated, if any Obligor shall receive directly from any party to the Contracts or from any account debtor or other obligor under any Receivable any payments under the Contracts or the Receivables, such Obligor shall receive (and hereby acknowledges that it is receiving) such payments in trust for the benefit of the Secured Parties, shall segregate such payments from other funds of such Obligor, and shall forthwith transmit and deliver such payments to the Agent for the benefit of the Secured Parties in the same form as so received (with any necessary endorsement) for application in accordance with the Credit Agreement.

         (c) Direction to Account Parties, Contracting Parties, etc. The Obligors agree that, upon the occurrence and during the continuation of an Event of Default, each Obligor shall be bound by any collection, compromise, forgiveness, extension or other action taken by the Agent with respect to the Receivables and the Contracts. Upon the occurrence and during the continuation of an Event of Default, without notice to or assent from any Obligor, the Agent may apply any or all amounts then or thereafter deposited with it in accordance with the provisions of the Credit Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by an Obligor or the Agent, shall be borne by such Obligor.

         Section 5.03 Cash Collateral Account.

         (a) On the Closing Date, the Agent shall establish with CLNY an account in New York (such account herein called the "Cash Collateral Account") for the purposes described in the Credit Agreement.

         (b) The Obligors shall have no right to withdraw or to cause CLNY or the Agent to withdraw any funds deposited in, or transfer any financial assets or security entitlements in, the Cash Collateral Account. CLNY recognizes the Agent as the sole party entitled to give any instructions with respect to the Cash Collateral Account and agrees to comply with the Agent's instructions and entitlement orders. CLNY will not agree with any third party that CLNY will comply with entitlement orders concerning the Cash Collateral Account originated by such third party without the prior written consent of the Agent and the Obligors. CLNY will treat all property held by it in the Cash Collateral Account as financial assets under Article 8 of the UCC.

         (c) At any time and from time to time, upon the Agent's request, each Obligor promptly shall execute and deliver any and all such further instruments and documents as may be necessary, appropriate or desirable in the Agent's judgment to obtain the full benefits (including perfection and priority) of the security interest created or intended to be created by this Security Agreement and of the rights and powers granted in this Security Agreement and the other Credit Documents. The Obligors shall not create or suffer to exist any Lien on any amounts or investments held in the Cash Collateral Account other than the Lien granted under this Security Agreement.

         (d) The Agent shall (i) apply any funds in the Cash Collateral Account to the payment of Secured Obligations as set forth in the Credit Agreement and
(ii) after the date on which the Commitments shall have terminated, apply any such funds remaining in the Cash Collateral Account first, to pay any unpaid Secured Obligations then outstanding and then, to refund any remaining amount to the Obligors.

         (e) Except as otherwise provided herein, the Company, no more than once in any calendar month, may direct CLNY to invest the funds held in the Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement as determined by the Agent) in one or more types of Cash Equivalents in Dollars with maturities no longer than thirty (30) days, pending application of such funds on account of Secured Obligations. In the absence of any such direction from the Company, CLNY shall invest the funds in securities issued or fully guaranteed by the U.S. Government. The balance of the funds shall be invested in Eurodollar time deposits constituting Cash Equivalents. CLNY shall neither accept nor comply with any entitlement order from any Obligor withdrawing any financial assets from the Cash Collateral Account nor deliver any such financial assets to any Obligor nor pay any amounts owing from CLNY to any Obligor with respect to the Cash Collateral Account without the specific prior written consent of the Agent. CLNY will comply with entitlement orders originated by the Agent concerning the Cash Collateral Account without further consent by any Obligor and regardless of whether an Event of Default shall have occurred.

         (f) At such time as the Agent delivers a written notice to CLNY which states that an Event of Default has occurred and is continuing and that the Agent is thereby exercising exclusive control over the Cash Collateral Account (the "Notice of Exclusive Control"), CLNY will immediately cease complying with instructions or entitlement orders concerning the Cash Collateral Account originated by the Company or any of its representatives until such time as CLNY receives written notice from the Agent that the right of the Company to effect trades from the Cash Collateral Account have been reinstated by the Agent. CLNY shall have no responsibility or liability to any Obligor for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Cash Collateral Account originated by the Agent. CLNY shall have no duty to investigate or make any determination as to whether an Event of Default exists and shall comply with a Notice of Exclusive Control even if it believes that an Event of Default does not exist. Neither this Agreement nor any other Credit Document imposes or creates any obligation or duty on CLNY other than those expressly set forth herein.

         (g) All investments of funds held in the Cash Collateral Account shall be made in the Agent's name for the benefit of the Secured Parties. The Obligors recognize that any losses or taxes with respect to such investments shall be borne solely by the Obligors, and the Obligors agree to indemnify the Agent, the Issuing Bank, and the Banks for, and hold each such Person harmless from and against, any such losses or taxes other than losses arising from the gross negligence or willful misconduct of the Agent. The Agent may liquidate any investment held in the Cash Collateral Account in order to apply the proceeds of such investment on account of Secured Obligations then due and payable without regard to whether such investment has matured and without liability for any penalties or other fees incurred (with respect to which each Obligor hereby agrees to reimburse the Agent) as a result of such application. All items of income, gain, expense and loss recognized in the Cash Collateral Account for U.S. persons shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the appropriate Obligor.

         (h) The Agent will advise the Company on a monthly basis of the results of the investments of the funds held in the Cash Collateral Account based on the daily activity thereof.

         (i) The Obligors shall pay to CLNY the fees customarily charged by CLNY with respect to the maintenance of accounts similar to the Cash Collateral Account.

         (j) This Agreement supplements any deposit agreement or similar agreement which any one or more of the Obligors and CLNY have entered or may enter into, notwithstanding any integration clause therein. In the event of a conflict between this Agreement and any other agreement between an Obligor and CLNY relating to the Cash Collateral Account, the terms of this Agreement will prevail. Regardless of any provision in such deposit or similar agreement, New York shall be deemed to be CLNY's location for the purposes of this Agreement and the perfection and priority of the Agent's security interest in the Cash Collateral Account. All matters relating to the Cash Collateral Account shall be governed by the laws of the State of New York.

         The rights and powers granted herein to the Agent have been granted in order to perfect its security interests, are powers coupled with an interest, and will neither be affected by the bankruptcy of any Obligor nor by the lapse of time.

                                   ARTICLE 6

                       RIGHTS, DUTIES AND POWERS OF AGENT

         The following rights, duties and powers of the Agent are applicable irrespective of whether an Event of Default has occurred and is continuing:

         Section 6.01 Cumulative and Other Rights. The rights, powers and remedies of the Agent hereunder are in addition to every other right, power and remedy given under any other Credit Document or now or hereafter existing at law or in equity. The exercise by the Agent of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of set-off.

         Section 6.02 Disclaimer of Certain Duties.

         (a) The powers conferred upon the Agent by this Security Agreement are to protect its interest in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. Each Obligor hereby agrees that the Agent shall not be liable for, nor shall the indebtedness evidenced by the Secured Obligations be diminished by, the Agent's delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral.

         (b) The Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Secured Obligations, or to take any steps necessary to preserve any rights against any obligor or other Person. Each Obligor waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Agent to proceed against any obligor or other Person, exhaust any Collateral or enforce any other remedy which the Agent now has or may hereafter have against any obligor or other Person.

         Section 6.03 Modification of Obligations; Other Security. Each Obligor waives (i) any and all notice of acceptance, creation, modification, rearrangement, renewal or extension for any period of any instrument executed by any Obligor in connection with the Secured Obligations and (ii) any defense of any Obligor by reason of disability, lack of authorization, cessation of the liability of any Obligor or for any other reason. Each Obligor authorizes the Agent, without notice or demand and without any reservation of rights against such Obligor and without affecting such Obligor's liability hereunder or for the Secured Obligations, from time to time to (x) take and hold other property, other than the Collateral, as security for the Secured Obligations, and exchange, enforce, waive and release any or all of the Collateral, (y) apply the Collateral in the manner permitted by this Security Agreement, and (z) renew, extend for any period, shorten the maturity, amend or modify, supplement, enforce, compromise, settle, waive or release the obligations of any Obligor or any instrument or agreement of such other Person with respect to any or all of the Secured Obligations or Collateral.

         Section 6.04 Enforcement of Contract Rights. Upon the occurrence and during the continuation of an Event of Default (but not prior to such time), the Agent may enforce all remedies, rights, powers and privileges of an Obligor under any or all of the Contracts and Contract Documents and/or substitute itself or any nominee or trustee in lieu of an Obligor as party to any of the Contracts and Contract Documents and may notify the obligated party of any Contract Right (such Obligor hereby agreeing to deliver any such notice at the request of the Agent) that all payments and performance by such obligated party under the relevant Contract or Contract Document shall be made or rendered to the Agent or such other Person as the Agent may designate in writing, with a copy to such Obligor.

                                   ARTICLE 7

                                    REMEDIES

         Section 7.01 Remedies; Obtaining the Collateral Upon Default. Upon the occurrence and during the continuation of an Event of Default, the Agent shall have all rights and remedies of a secured party under the laws which govern the creation, perfection or enforcement of the security interests hereunder to enforce this Security Agreement and the security interests contained herein, including, without limitation, the right to appoint by instrument in writing any Person as a receiver or as a receiver and manager (collectively, the "Receiver"). The Agent may from time to time, remove or replace a Receiver, or make application to any court of competent jurisdiction for the appointment of a Receiver. Any Receiver appointed by the Agent will (for purposes relating to the responsibility for the Receiver's acts or omissions) be considered to be the Obligor's agent. The Agent may from time to time fix the Receiver's remuneration and the Obligor will pay to the Agent on demand the amount of such remuneration. The Agent will not be liable to the Obligor or any other Person in connection with appointing or not appointing a Receiver or in connection with a Receiver's actions or omissions. Without limiting the generality of the foregoing, the Agent may, upon the occurrence and during the continuation of an Event of Default, in addition to its other rights and remedies hereunder or under applicable law, may take any or all of the following actions to the extent permitted by applicable law:

(a) personally, or by Receiver, trustees or attorneys, immediately take possession of the Collateral or any part thereof, from an Obligor or any other Person who then has possession of any part thereof with or without notice or process of applicable law, and for that purpose may enter upon such Obligor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Obligor;

(b) instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral to make any payment required by the terms of such instrument, agreement or obligation directly to the Agent or Receiver;

(c) take possession of the Collateral or any part thereof, by directing the Obligors in writing to deliver the Collateral to the Agent at any place or places designated by the Agent, in which event each Obligor shall at its own expense:

(i) forthwith cause the same to be moved to the place or places so designated by the Agent or Receiver and there be delivered to the Agent or Receiver;

(ii) store and keep any Collateral so delivered to the Agent or Receiver at such place or places pending further action by the Agent or Receiver as provided in Section 6.2;

(iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

(iv) render any equipment unusable that may be included in the Collateral, or, at the Agent's or Receiver's request, the Obligor will render it unusable.

         To the extent permitted by applicable law, each Obligor's obligations to deliver the Collateral is of the essence of this Security Agreement and, accordingly, upon application to a court of equity having jurisdiction, the Agent shall be entitled to obtain a decree requiring specific performance by any Obligor of said obligations. In any event, each Obligor shall bear the risk of accidental loss or damage to or diminution in value of the Collateral, and the Agent shall have no liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to risk insured.

Section 7.02 Remedies; Disposition of Collateral. Any Collateral of which the Agent or Receiver has taken possession under or pursuant to this Security Agreement and any other Collateral, whether or not so possessed by the Agent or Receiver, may, upon the occurrence and during the continuation of an Event of Default, to the extent permitted by applicable law, be sold or leased, in one or more sales or leases and in one or more parcels, or otherwise disposed of in any other commercially reasonable manner as the Agent or Receiver may elect, in a public or private transaction, at any location as deemed reasonable by the Agent or Receiver (including, without limitation, any Obligor's premises), either for cash or credit or for future delivery at such price as the Agent or Receiver may deem fair, and (unless prohibited by the UCC, as adopted in any applicable jurisdiction, or by any similar Canadian legislation as may be applicable, including the Personal Property Security Act (Alberta) and the Civil Enforcement Act (Alberta)) the Agent or Receiver may be the purchaser of any or all Collateral so sold and may apply upon the purchase price therefore any Secured Obligations secured hereby. Any such sale or transfer by the Agent or Receiver either to itself or to any other Person shall be absolutely free from any claim of right by any Obligor, including any equity or right of redemption, stay or appraisal which any Obligor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, the Agent or Receiver shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. It shall not be necessary that the Collateral or any part thereof be present at the location of any such sale or transfer. The Agent or Receiver may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent or Receiver may fix in the notice of such sale. The Agent or Receiver shall not be obligated to make any sale pursuant to any such notice. The Agent or Receiver may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In the event any sale or transfer hereunder is not completed or is defective in the opinion of the Agent or Receiver, such sale or transfer shall not exhaust the rights of the Agent or Receiver hereunder, and the Agent or Receiver shall have the right to cause one or more subsequent sales or transfers to be made hereunder. In the event that any of the Collateral is sold or transferred on credit, or is to be held by the Agent or Receiver for future delivery to a purchaser or transferee, the Collateral so sold or transferred may be retained by the Agent or Receiver until the purchase price or other consideration is paid by the purchaser or transferee thereof, but in the event that such purchaser or transferee fails to pay for the Collateral so sold or transferred or to take delivery thereof, the Agent or Receiver shall incur no liability in connection therewith. If only part of the Collateral is sold or transferred such that the Secured Obligations remain outstanding (in whole or in part), the Agent's or Receiver's rights and remedies hereunder, as applicable, shall not be exhausted, waived or modified, and the Agent or Receiver, as applicable, is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Secured Obligations are paid. In the event that the Agent or Receiver, as applicable, elects not to sell the Collateral, the Agent or Receiver, as applicable, retains its rights to lease or otherwise dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Secured Obligations. Each and every method of disposition of the Collateral described in this subsection shall constitute disposition in a commercially reasonable manner.

Section 7.03 Liability for Deficiency. If any sale or other disposition of Collateral by the Agent or any other action of the Agent hereunder results in reduction of the Secured Obligations, such action will not release any Obligor from its liability to the Secured Parties for any unpaid Secured Obligations, including costs, charges and expenses incurred in the liquidation of Collateral, together with interest thereon, and the same shall be immediately due and payable to the Agent at the Agent's address set forth in the opening paragraph hereof.

Section 7.04 Reasonable Notice. If any applicable provision of any law requires the Agent to give reasonable notice of any sale or disposition or other action, each Obligor hereby agrees that ten (10) days' prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

Section 7.05 Non-judicial Enforcement. The Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law each Obligor expressly waives any and all legal rights which might otherwise require the Agent to enforce its rights by judicial process.

                                   ARTICLE 8
                            MISCELLANEOUS PROVISIONS

Section 8.01 Notices. Any notice required or permitted to be given under or in connection with this Security Agreement shall be given in accordance with
      Section 13.2 of the Credit Agreement.

Section 8.02 Amendments and Waivers. The Agent's acceptance of partial or delinquent payments or any forbearance, failure or delay by the Agent in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of any Obligor, or of any right, power or remedy of the Agent; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. The Agent may remedy any Event of Default hereunder or in connection with the Secured Obligations without waiving the Event of Default so remedied. Each Obligor hereby agrees that if the Agent agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any Obligor or other Person, any such action shall not constitute a waiver of any of the Agent's other rights or of such Obligor's obligations hereunder. This Security Agreement may be amended only by an instrument in writing executed jointly by each Obligor and the Agent and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

Section 8.03 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the Obligors, the Agent and the Secured Parties and their respective successors and assigns.

Section 8.04 Survival. All agreements, statements, representations and warranties made by each Obligor herein or in any certificate or other instrument delivered by any Obligor or on its behalf under this Security Agreement shall be considered to have been relied upon by the Agent and the Secured Parties and shall survive the execution and delivery of this Security Agreement and the other Credit Documents regardless of any investigation made by the Agent or any Secured Party or on their behalf.

Section 8.05 Headings Descriptive. The headings of the various Articles, sections and paragraphs of this Security Agreement are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

Section 8.06 Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

Section 8.07 Jurisdiction and Enforcement.

(a) This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(b)   Section 13.14 of the Credit Agreement shall apply to this Security
      Agreement.

Section 8.08 Redelivery of Collateral. Any Collateral that is sold, transferred or otherwise disposed of in accordance with Section 9.2 of the Credit Agreement shall automatically be released from the Lien of this Security Agreement without delivery of any instrument or performance of any further act by any Person, and upon any such release, the Agent will, at the Obligors' sole expense, execute and deliver to the applicable Obligors such documents as such Obligor shall reasonably request to evidence such release. If any sale or transfer of Collateral by the Agent results in full satisfaction of the Secured Obligations, and after such sale or transfer and discharge there remains a surplus of proceeds, the Agent will deliver to the Obligors such excess proceeds in a commercially reasonable time; provided, however, that the Agent shall not be liable for any interest, cost or expense in connection with any delay in delivering such proceeds to the Obligors.

Section 8.09 Continuing Security Agreement.

(a) Except as may be expressly applicable pursuant to Section 9-505 of the UCC, no action taken or omission to act by the Agent hereunder, including, without limitation, any action taken or inaction pursuant to Section 6.02, shall be deemed to constitute a retention of the Collateral in satisfaction of the Secured Obligations or otherwise to be in full satisfaction of the Secured Obligations, and the Secured Obligations shall remain in full force and effect, until the Agent shall have applied payments (including, without limitation, collections from Collateral) towards the Secured Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.

(b) To the extent that any payments on the Secured Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Secured Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by the Agent, and the Agent's security interests, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Security Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to
      Section 8.11.

Section 8.10 Agent May Perform. If any Obligor fails to perform any agreement contained herein, the Agent may itself perform, or cause the performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Obligors.

Section 8.11 Termination. The grant of a security interest hereunder and all of the Agent's rights, powers and remedies in connection therewith shall remain in full force and effect until all Secured Obligations have been satisfied or irrevocably paid in full and the Commitments have expired or are terminated and all Letters of Credit have expired or terminated. Upon the complete payment of the Secured Obligations (other than any indemnity which is not yet due and payable) and the compliance by the Obligors with all covenants and agreements hereof, the Agent, at the written request and expense of the Obligors, will release, reassign and transfer the Collateral to the respective Obligor (without recourse and without any representation or warranty of any kind) such of the Collateral of such Obligor as may be in possession of the Agent and has not theretofore been sold or otherwise applied or released pursuant to this Security Agreement, and shall take such other action as any Obligor may reasonably request to effectuate the foregoing. Notwithstanding the foregoing, the reimbursement and indemnification provisions of Sections 4.05 and the provisions of Section
      8.13 shall survive the termination of this Security Agreement.

Section 8.12 Counterparts; Effectiveness. This Security Agreement may be executed in two or more counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument. This Security Agreement becomes effective upon the execution hereof by the Obligors and delivery of the same to the Agent, and it is not necessary for the Agent to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

Section 8.13 Indemnity. The Obligors shall pay on demand to the Agent the amount of any and all reasonably expenses, including without limitation the reasonably fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by any Obligor to perform or observe any of the provisions hereof.

Section 8.14 New Obligors. Each of the parties hereto acknowledges and agrees that any Designated Subsidiary which executes an Election to Participate after the date of this Security Agreement shall automatically, and without further action hereunder by any party hereto, become an Obligor hereunder and under the Credit Agreement for all purposes.

Section 8.15 Certain Panama Procedures. Each Obligor hereby appoints and empowers Arias, Fabrega & Fabrega, attorneys at law with offices in the City of Panama, Republic of Panama, and each of the said firm's partners, to appear before a notary public in the City of Panama, Republic of Panama, and in the name and on behalf of the Obligors to request that the notary file a copy of this Security Agreement in the notary's protocol and to subsequently file a copy of the corresponding notarial deed at the Public Registry Office in order to create a general pledge on or in respect of each Panamanian Obligor's assets located outside of the Republic of Panama, in accordance with Article 829A of the Commercial Code of the Republic of Panama, and to take all further steps as shall be necessary from time to time to perfect the security interest on or in respect of such assets, including, at the request of the Agent, adding or deleting Obligors and any amendments that may be agreed upon by the Obligors and the Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Security Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.


                                          CREDIT LYONNAIS NEW YORK BRANCH,
                                          Individually and as Agent for the
                                          benefit of the Secured Parties



                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of New York of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Credit Lyonnais New York Branch.

                                          ______________________________________
                                                 My commission expires:










                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                          OBLIGORS:

                                          WILLBROS GROUP, INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros Group, Inc.

                                          ______________________________________
                                          My commission expires:






                                          WILLBROS U.S.A., INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros U.S.A., Inc.

                                          ______________________________________
                                          My commission expires:








                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                          WILLBROS INTERNATIONAL, INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros International, Inc.

                                          ______________________________________
                                          My commission expires:


                                          WILLBROS WEST AFRICA, INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros West Africa, Inc.

                                          ______________________________________
                                          My commission expires:








                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                          MSI ENERGY SERVICES INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


          The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of MSI Energy Services Inc.

                                          ______________________________________
                                          My commission expires:


                                          WILLBROS (NIGERIA) LIMITED

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


          The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros (Nigeria) Limited.

                                          ______________________________________
                                          My commission expires:








                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                          WILLBROS (OFFSHORE) NIGERIA LIMITED

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

          The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros (Offshore) Nigeria Limited.

                                          ______________________________________
                                          My commission expires:


                                          ROGERS & PHILLIPS, INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Rogers & Phillips, Inc.

                                          ______________________________________
                                          My commission expires:






                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                          CONSTRUCTORA CAMSA, C.A.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Constructora CAMSA, C.A.

                                          ______________________________________
                                          My commission expires:


                                          WILLBROS OPERATING SERVICES, INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


          The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros Operating Services, Inc.

                                          ______________________________________
                                          My commission expires:









                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                          WILLBROS ENERGY SERVICES COMPANY

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros Energy Services Company.

                                          ______________________________________
                                          My commission expires:


                                          WILLBROS MARINE ASSETS, INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros Marine Assets, Inc.

                                          ______________________________________
                                          My commission expires:









                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                          INTERNATIONAL PIPELINE EQUIPMENT, INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of International Pipeline Equipment, Inc.

                                          ______________________________________
                                          My commission expires:


                                          WILLBROS TRANSANDINA S.A.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros Transandina, S.A.

                                          ______________________________________
                                          My commission expires:












                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                          WILLBROS ENGINEERS, INC.



                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros Engineers, Inc.

                                          ______________________________________
                                          My commission expires:




                                          ESCA EQUIPMENT SERVICE C.A.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________




         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of ESCA Equipment Service C.A.

                                          ______________________________________
                                          My commission expires:









                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                          WILLBROS CONSTRUCTORS, INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros Constructors, Inc.

                                          ______________________________________
                                          My commission expires:


                                          WILLBROS MIDDLE EAST, INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


         The undersigned, ______________________, Notary Public, duly admitted and sworn, practicing in the State of Texas of the United States of America, does hereby CERTIFY that _____________________ has signed this Security Agreement and his/her signature is true and authentic and that pursuant to sufficient evidence submitted before me __________________ was duly authorized to executed the said Security Agreement on behalf of Willbros Middle East, Inc.

                                          ______________________________________
                                          My commission expires:










                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                    EXHIBIT N

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") dated as of [_______, ____], is made between __________________________ (the "Assignor") and
_____________________________ (the "Assignee").

                                    RECITALS

         WHEREAS, Willbros Group, Inc. and the Designated Subsidiaries from time to time (collectively, the "Obligors"), together with certain financial institutions from time to time (collectively, including the Assignor, the "Banks"), Credit Lyonnais New York Branch, as a Bank, as Issuing Bank, as administrative agent for the Banks (in such capacity, the "Agent"), and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; and Canadian Imperial Bank of Commerce, as Syndication Agent, are parties to that certain Credit Agreement dated as of June 14, 2002 (as amended, modified, supplemented or restated, the "Credit Agreement"); unless otherwise specified herein, any term defined in the Credit Agreement and used herein shall have the meaning ascribed to it in the Credit Agreement;

         WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment pursuant to which it is required to make Loans to, and to [issue and] participate in Letters of Credit issued for the account of the Borrowers;

         WHEREAS, [the Assignor has made Loans and [issued and] participated in Letters of Credit in the aggregate principal and face amount currently outstanding of _______________________________ United States Dollars (U.S. $_________________) to the Borrowers] [no Loans or Letters of Credit are outstanding under the Credit Agreement as of the date hereof]; and

         WHEREAS, the Assignor wishes to assign to the Assignee [all/part] of the rights and obligations of the Assignor under the Credit Documents, on and subject to the terms and conditions described in this Agreement, inclusive of all schedules and exhibits hereto, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by and as to each party, the parties hereto agree as follows:

                  (ii)     Assignment and Assumption.

                           a. The Assignor represents and warrants that immediately prior to the Assignment Effective Date (as defined in Section 5 below), its Commitment is $_________, its Percentage Share of the Total Commitment under the Credit Agreement is __________ percent (____%), and the current Total Commitment is $______. On the terms and conditions set forth herein, as of the Assignment Effective Date, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, ____________ percent (_____%) of all of the Assignor's rights and obligations then existing under or arising pursuant to the Credit Agreement and the other Credit Documents (the "Assigned Rights and Liabilities"). The Loans outstanding as of the date hereof are as described on Schedule I hereto. On the Assignment Effective Date, [the Assignor shall have a Commitment of $_________, and be deemed to have all rights and obligations incident upon a Bank having a _______________ (____%) Percentage Share of the Total Commitment, and] the Assignee
                                    shall have a Commitment of $___________, and be deemed to have all, rights and obligations incident upon a Bank having a _______________ (____%) Percentage Share of the Total Commitment. The assignment set forth in this Section 1(a) shall be without recourse to, or representation or warranty (except as expressly provided in this Agreement) by, the Assignor.

                           b. With effect on and after the Assignment Effective Date, the Assignee shall be a party to the Credit Agreement, shall succeed to the Assigned Rights and Liabilities, shall be obligated to perform all of the obligations of a Bank under the Credit Documents (including, without limitation, the requirements concerning confidentiality) with respect thereto. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Bank. It is the intent of the parties to this Agreement that the Percentage Share of the Assignor shall, as of the Assignment Effective Date, be reduced by an amount equal to the assigned amount and that, to the extent such rights and obligations have been assumed by the Assignee, the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

                  (iii)    Payments.

                           a. As consideration for the sale, assignment and transfer contemplated in Section 1, the Assignee shall pay to the Assignor on the Assignment Effective Date in immediately available funds an amount equal to the Loans previously made, and currently owned, by the Assignor with respect to the Borrowers under the Credit Agreement and outstanding on the Assignment Effective Date. The Loans outstanding and payable to the Assignor as of the date of this Agreement, and the Assignor's Letter of Credit Interests are as described on Schedule I hereto, and the Assignor agrees to notify the Assignee of any new Loans or Letter of Credit Interests arising after to the date hereof and prior to the Assignment Effective Date.

                           b. The [Assignor] [Assignee] further agrees to pay to the Agent a processing or transfer fee in the amount of U.S.$3,500.00.

                           c. To the extent payment to be made by the Assignee pursuant to Section 2(a) is not made when due, the Assignor shall be entitled to recover such unpaid amounts, together with interest thereon at the Federal Funds Rate per annum accruing from the date such amounts were due.

                  (iv) Reallocation of Payments. Any interest, commissions, fees and similar payments accrued prior to the Assignment Effective Date with respect to the Assignor's Loans, Letter of Credit Interests and Commitment shall be for the account of the Assignor. Any interest, commissions, fees and similar payments accrued on and after the Assignment Effective Date with respect to the Assigned Rights and Liabilities shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, commissions, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding two sentences and shall pay to the other party, promptly upon receipt, any such amounts which it may receive. The Assignor's and the Assignee's obligations to make the payments referred to in this
                           Section 3 are non-assignable.

                  (v) Independent Credit Decision. The Assignee: (a) acknowledges that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement and the other Credit Documents.

                  (vi)     Effective Date; Notices.

                           a. If the following conditions precedent have been satisfied prior to such date, this Agreement shall be effective on ______________, _____ (the "Assignment
                                    Effective Date"):

                                    i.       this Agreement shall be executed
                                             and delivered by the Assignor and
                                             the Assignee;

                                    ii.      the Assignor and the Assignee shall
                                             have given five (5) Business Days
                                             advance written notice to the Agent
                                             and the Banks in the form set forth
                                             on Schedule II hereto; -

                                    iii.     any consent of the Company, the
                                             Agent and the Issuing Bank required
                                             for an effective assignment of the
                                             Assigned Rights
                                             and Liabilities by the Assignor to
                                             the Assignee shall have been duly
                                             obtained and shall be in full force
                                             and effect as of the Assignment
                                             Effective Date;

                                    iv.      the Assignee shall pay to the
                                             Assignor all amounts due to the
                                             Assignor under this Agreement; and

                                    v.       the processing or transfer fee
                                             referred to both in Section 2(b) of
                                             this Agreement and in Section
                                             13.7(a) of the Credit Agreement
                                             shall have been paid to the Agent.

                           b. Promptly following the execution of this Agreement, the Assignor shall deliver to the Agent for acceptance and recording by the Agent the notices, agreements or other documents as may be required under the Credit Agreement and the other Credit Documents in form and substance satisfactory to the Agent.

                  (vii)    Withholding Tax. The Assignee agrees to comply with
                           Section 5.8 of the Credit Agreement as if the date of this Agreement were the Closing Date of the Credit Agreement.

                  (viii)   Representations and Warranties.

                           a.       The Assignor represents and warrants that
                                    (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement and, apart from any agreements, undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; and (iv) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms, except subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                           b. The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, any of the other Borrowers, any Designated Subsidiary or any Guarantor or the performance or observance by the Company, any of the other Borrowers, any Designated Subsidiary or any Guarantor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished in connection therewith.

                           c.       The Assignee represents and warrants that
                                    (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement and, apart from any agreements, undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is eligible under the Credit Agreement to be an assignee of the Loans and the Assigned Rights and Liabilities.

                  (ix) Further Assurances. The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including, without limitation, the delivery of any notices or other documents or instruments to the Company, the Borrowers, the Agent or any Guarantor which may be required in connection with the assignment and assumption contemplated hereby.

                  (x) Indemnity. The Assignee agrees to indemnify the Assignor for, and hold the Assignor harmless from and against, any and all losses, costs, expenses (including, without limitation, reasonable attorneys' fees and the allocated costs and expenses for in-house counsel) and liabilities incurred by the Assignor in connection with or arising in any manner from the non-performance by the Assignee of any obligation assumed by the Assignee under this Agreement.

                  (xi)     Miscellaneous.

                           a. Any amendment or waiver of any provision of this Agreement shall be in writing signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach hereof.

                           b. All payments made hereunder shall be made without any set-off or counterclaim.

                           c. All communications among the parties or notices in connection herewith shall be in writing, hand-delivered, telex or facsimile transmitted, addressed as follows: (i) if to the Assignor or the Assignee, at their respective addresses set forth on the signature pages of this Agreement and (ii) if to the Company, the Borrowers, the Agent, the Issuing Bank or the Banks, in the manner and to the addresses set forth in the Credit Agreement. All such communications and notices shall be effective upon receipt. The Assignee specifies as its Domestic and Eurodollar Lending Office(s) the offices set forth beneath its name on the signature pages of this Agreement.

                           d. The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.

                           e. The representations and warranties made in this Agreement shall survive the consummation of the transactions contemplated hereby.

                           f. This Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and assigns; provided, however, that no party shall assign its rights hereunder without the prior written consent of the other party and any purported assignment, absent such consent, shall be void. The preceding sentence shall not limit the right of the Assignee to assign or participate all or part of the Assignee's Percentage Share of the Commitments, any Assigned Rights and Liabilities and any outstanding Loans or Letter of Credit Obligations attributable thereto in the manner contemplated by the Credit Agreement.

                           g. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                           H. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING ITS CONFLICT OF LAWS RULES). THE ASSIGNOR AND THE ASSIGNEE EACH IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES AGREE THAT THIS CHOICE OF NEW YORK LAW HAS BEEN MADE PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

                           i. This Agreement, the other Credit Documents, and any agreement, document or instrument attached to this Agreement or referred to in it integrate all the terms and conditions mentioned in this Agreement or incidental hereto, constitute the entire agreement and understanding between the parties hereto and supersede any and all prior agreements and understandings related to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail. In the event of any conflict between the terms of the Credit Agreement and this Agreement, the terms, conditions and provisions of the Credit Agreement shall prevail.

                           j. In the event of any inconsistency between the provisions of this Agreement and
                                    Schedule I hereto, this Agreement shall
                                    control. Headings are for reference only and are to be ignored in interpreting this Agreement.

                           k. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

                           l. Each of the Assignor and the Assignee hereby knowingly, voluntarily and intentionally WAIVES any rights it may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with this Agreement, the Credit Agreement, any other Credit Document or any related document or agreement or any course of conduct, course of dealing, or statement (whether oral or written).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    _______________________, Assignor

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________
                                    Address:____________________________________


                                    _______________________, Assignee

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________
                                    Address:____________________________________


                                    Assignee's Address for Notices:


                                    Domestic Lending Office:____________________
                                    ____________________________________________
                                    ____________________________________________


                                    Eurodollar Lending Office:__________________
                                    ____________________________________________
                                    ____________________________________________






             [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

                                   SCHEDULE I
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         (xii)    Loans outstanding as of the date of the Agreement:

[DESCRIBE BY BORROWER, DATE MADE, TYPE OF LOAN, INTEREST PERIOD FOR EURODOLLAR RATE LOANS]

         (xiii)   Letters of Credit outstanding as of the date of the Agreement:

[DESCRIBE BY BORROWER, DATE ISSUED, FACE AMOUNT, BENEFICIARY, AND EXPIRY DATE]

         (xiv)    Payment Instructions:

To Assignor:

To Assignee:

         (xv)     Assignee's Notice Information:

         (xvi)    Other Information:

                                   SCHEDULE II

                   Form of Notice of Assignment and Assumption

                            ________________, ______



Credit Lyonnais New York Branch
  as the Agent and as Issuing Bank
         1301 Avenue of the Americas
         New York, New York 10019
         Attention:_________________________

         and

         Willbros Group, Inc.
         Edificio Plaza Bancomer
         Calle 50, Apartado 6307
         Panama 5, Republic of Panama

         Ladies and Gentlemen:

         We refer to the Credit Agreement dated as of June 14, 2002, among Willbros Group, Inc. (the "Company"); the Designated Subsidiaries from time to time (the Company and such Designated Subsidiaries collectively, the "Obligors"); the several financial institutions from time to time parties thereto (collectively, the "Banks"); Credit Lyonnais New York Branch, as a Bank, as Issuing Bank, as administrative agent for the Banks (in such capacity, the "Agent") and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; and Canadian Imperial Bank of Commerce, as Syndication Agent (as amended. modified, supplemented or restated, the "Credit Agreement"). Unless otherwise specified herein, any term defined in the Credit Agreement and used in this letter shall have the meaning ascribed to it in the Credit Agreement.

         1. We hereby give you notice of, and request the consent of the Company and the Agent and the Issuing Bank (if such consent is necessary pursuant to the Credit Agreement), to the assignment by _____________________________ (the "Assignor") to
                  ____________________________ (the "Assignee") of ____ percent
                  (____%) of the right, title and interest of the Assignor in and to the Credit Documents (including, without limitation, the right, title and interest of the Assignor in and to the Commitment of the Assignor and all outstanding Loans made and Letter of Credit Interests of the Assignor). Before giving effect to such assignment: the Assignor's Commitment is U.S.$_______________, its Percentage Share of the Total Commitment is $__________, the aggregate principal amount of the Assignor's outstanding Loans is U.S.$__________, and the aggregate amount of the Assignor's Letter of Credit Interests is

                  U.S.$___________. After giving effect to such assignment, the following would apply:

                           (A)      the Assignor's Commitment will be
                                    U.S.$_______________, its Percentage Share of the Total Commitment will be $__________, the aggregate principal amount of the Assignor's outstanding Loans will be U.S.$__________, and the aggregate amount of the Assignor's Letter of Credit Interests will be U.S.$___________; and

                           (B)      the Assignee's Commitment will be
                                    U.S.$_______________, its Percentage Share of the Total Commitment will be $__________, the aggregate principal amount of the Assignee's outstanding Loans will be U.S.$__________, and the aggregate amount of the Assignee's Letter of Credit Interests will be U.S.$___________..

         2. The Assignee agrees that, upon receiving the consent of the Company and the Agent and the Issuing Bank to such assignment (if such consent is necessary pursuant to the Credit Agreement), and from and after the Assignment Effective Date, the Assignee will be bound by the terms of the Credit Agreement, with respect to the interest in the Credit Agreement assigned to it as specified above, as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

         3.       The following administrative details apply to the Assignee:

         (A)      Eurodollar Lending Office:

                           Assignee name:_______________________________________
                           Address:_____________________________________________
                           Attention:___________________________________________
                           Telephone: (     )___________________________________
                           Telecopier: (     )__________________________________

         (B)      Domestic Lending Office:

                           Assignee name:_______________________________________
                           Address:_____________________________________________
                           Attention:___________________________________________
                           Telephone: (     )___________________________________
                           Telecopier: (     )__________________________________

         (C)      Notice Address:

                           Assignee name:_______________________________________
                           Address:_____________________________________________
                           Attention:___________________________________________
                           Telephone: (     )___________________________________
                           Telecopier: (     )__________________________________

         (D)      Payment Instructions:

                  Account No.:__________________________________________________
                  At:         __________________________________________________
                              __________________________________________________
                  Reference:____________________________________________________
                  Attention:____________________________________________________

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Assumption to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                    Very truly yours,

                                    [Name of Assignor]



                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    [Name of Assignee]



                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


         WILLBROS GROUP, INC. hereby consents to the foregoing assignment:

                                    WILLBROS GROUP, INC.



                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



         Credit Lyonnais New York Branch, as the Agent and as the Issuing Bank, hereby consents to the foregoing assignment:

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    ACKNOWLEDGED AND AGREED BY:



                                    WILLBROS GROUP, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    WILLBROS U.S.A., INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    WILLBROS INTERNATIONAL, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    WILLBROS WEST AFRICA, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    MSI ENERGY SERVICES INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    WILLBROS (NIGERIA) LIMITED

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    WILLBROS (OFFSHORE) NIGERIA LIMITED

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    ROGERS & PHILLIPS, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    CONSTRUCTORA CAMSA, C.A.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    WILLBROS OPERATING SERVICES, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS ENERGY SERVICES COMPANY

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS MARINE ASSETS, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    INTERNATIONAL PIPELINE EQUIPMENT, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS MIDDLE EAST, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    WILLBROS ENGINEERS, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    ESCA EQUIPMENT SERVICE C.A.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    WILLBROS TRANSANDINA, S.A.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS OPERATING SERVICES, INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS CONSTRUCTORS, INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    CREDIT LYONNAIS NEW YORK BRANCH,


                                    as Agent and as Issuing Bank

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    EXHIBIT P

                      FORM OF COMMITMENT INCREASE AGREEMENT

                          COMMITMENT INCREASE AGREEMENT


         [NAME OF BANK], hereby agrees hereby agrees with Willbros Group, Inc. and its subsidiaries party to the Credit Agreement described below (the "Obligors") and with Credit Lyonnais New York Branch, as Agent and as Issuing Bank under the Credit Agreement as follows:

         The undersigned hereby agrees and confirms that, as of the date hereof, it (a) intends to increase its Commitment under the Credit Agreement dated as of June 14, 2002 among the Willbros Group, Inc.; the Designated Subsidiaries from time to time; the several financial institutions parties thereto from time to time (the "Banks") Credit Lyonnais New York Branch, as a Bank, as Issuing Bank, as administrative agent for the Banks (in such capacity, the "Agent"), and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; Canadian Imperial Bank of Commerce, as Syndication Agent (as such agreement is amended from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein and not otherwise defined having the meanings set forth therein), to an amount equal to $____________ in connection with the proposed increase of the Total Commitment pursuant to Section 4.8 of the Credit Agreement to $__________.

         The effective date for this Commitment Increase Agreement and for the increase of the undersigned's commitment as set forth in the preceding paragraph shall be the date the related increase in the Total Commitment becomes effective in accordance with the terms of Section 4.8 of the Credit Agreement (the "Effective Date").

         This Commitment Increase Agreement shall be construed as a contract governed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF this Commitment Increase Agreement is executed and delivered as of the ___ day of _________, 20__.

                                    [NAME OF BANK]



                                    ____________________________________________
                                    By:_________________________________________
                                    Title:______________________________________

                                    ACKNOWLEDGED AND AGREED BY:




                                    WILLBROS GROUP, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS U.S.A., INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS INTERNATIONAL, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS WEST AFRICA, INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    MSI ENERGY SERVICES, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                     WILLBROS (NIGERIA) LIMITED

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    ROGERS & PHILLIPS, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    CONSTRUCTORA CAMSA, C.A.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS OPERATING SERVICES, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS ENERGY SERVICES COMPANY

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    WILLBROS MARINE ASSETS, INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    INTERNATIONAL PIPELINE EQUIPMENT, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS MIDDLE EAST, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS ENGINEERS, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    ESCA EQUIPMENT SERVICE C.A.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    WILLBROS (OVERSEAS) LIMITED

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________




                                    WILLBROS TRANSANDINA, S.A.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    WILLBROS CONSTRUCTORS, INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    WILLBROS (OFFSHORE) NIGERIA LIMITED

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________





                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    as Agent and as Issuing Bank

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                   EXHIBIT Q-1

                      FORM OF SWINGLINE RESTRICTION NOTICE


                            [Letterhead of the Agent]

                               ___________, ______





         Southwest Bank of Texas, N.A.
           as the Swingline Bank
         [address]
         Attention:______________________

                Re:        Swingline Restriction Notice

         Ladies and Gentlemen:

         Reference is made to the Credit Agreement dated as of June 14, 2002 (as amended from time to time in accordance with its terms, the "Credit Agreement") among WILLBROS GROUP, INC. (the "Company") and the Designated Subsidiaries from time to time parties thereto (the Company and such Designated Subsidiaries collectively, the "Obligors"); the several financial institutions from time to time parties thereto (collectively, the "Banks"); CREDIT LYONNAIS NEW YORK BRANCH, as a Bank, as Issuing Bank, as administrative as agent for the Banks (in such capacity, the "Agent"), and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; Canadian Imperial Bank of Commerce, as Syndication Agent. Unless otherwise specified herein, any term defined in the Credit Agreement and used in this letter shall have the meaning ascribed to it in the Credit Agreement.

         The Agent hereby notifies you, as the Swingline Bank, that there is less than $2,000,000 in Loan availability pursuant to the terms and conditions of the Credit Agreement.

         This letter is a Swingline Restriction Notice within the meaning of the Credit Agreement.

                                    Very truly yours,

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                  EXHIBIT Q-2

               FORM OF TERMINATION OF SWINGLINE RESTRICTION NOTICE


                            [Letterhead of the Agent]

                               ___________, ______





         Southwest Bank of Texas, N.A.
           as the Swingline Bank
         [address]
         Attention:______________________

                Re:        Termination of Swingline Restriction Notice

         Ladies and Gentlemen:

         Reference is made to the Credit Agreement dated as of June 14, 2002 (as amended from time to time in accordance with its terms, the "Credit Agreement") among WILLBROS GROUP, INC. (the "Company") and the Designated Subsidiaries from time to time parties thereto (the Company and such Designated Subsidiaries collectively, the "Obligors"); the several financial institutions from time to time parties thereto (collectively, the "Banks"); CREDIT LYONNAIS NEW YORK BRANCH, as a Bank, as Issuing Bank, as administrative as agent for the Banks (in such capacity, the "Agent"), and as Lead Arranger and Joint Book Runner; CIBC World Markets Corp., as Joint Lead Arranger and Joint Book Runner; Canadian Imperial Bank of Commerce, as Syndication Agent. Unless otherwise specified herein, any term defined in the Credit Agreement and used in this letter shall have the meaning ascribed to it in the Credit Agreement.

         The Agent hereby notifies you, as the Swingline Bank, that it is cancelling the Swingline Restriction Notice dated as of _________ that was previously delivered to you.

         This letter is a Termination of Swingline Restriction Notice within the meaning of the Credit Agreement.

                                    Very truly yours,

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________